UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08194

FINANCIAL INVESTORS TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq., Secretary
Financial Investors Trust
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     October 31

Date of reporting period:  November 1, 2015 – April 30, 2016

Item 1.  Reports to Stockholders.

April 30, 2016

ALPS | Alerian MLP Infrastructure Index Fund
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
ALPS | Kotak India Growth Fund
ALPS | Metis Global Micro Cap Fund
ALPS | Red Rocks Listed Private Equity Fund
ALPS | Sterling ETF Tactical Rotation Fund
ALPS | Westport Resources Hedged High Income Fund
ALPS | WMC Research Value Fund
Clough China Fund
RiverFront Global Allocation Series

An ALPS Advisors Solution

table of
CONTENTS

Disclosure of Fund Expenses	1
ALPS | Alerian MLP Infrastructure Index Fund
Management Commentary	6
Performance Update	7
Statement of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
ALPS | CoreCommodity Management CompleteCommodities®
Strategy Fund
Management Commentary	19
Performance Update	21
Consolidated Statement of Investments	23
Consolidated Statement of Assets and Liabilities	29
Consolidated Statement of Operations	30
Consolidated Statements of Changes in Net Assets	31
Consolidated Financial Highlights	32
ALPS | Kotak India Growth Fund
Management Commentary	38
Performance Update	41
Consolidated Statement of Investments	43
Consolidated Statement of Assets and Liabilities	45
Consolidated Statement of Operations	46
Consolidated Statements of Changes in Net Assets	47
Consolidated Financial Highlights	48
ALPS | Metis Global Micro Cap Fund
Management Commentary	51
Performance Update	53
Statement of Investments	55
Statement of Assets and Liabilities	59
Statement of Operations	60
Statement of Changes in Net Assets	61
Financial Highlights	62
ALPS | Red Rocks Listed Private Equity Fund
Management Commentary	65
Performance Update	67
Statement of Investments	70
Statement of Assets and Liabilities	72
Statement of Operations	73
Statements of Changes in Net Assets	74
Financial Highlights	75

ALPS | Sterling ETF Tactical Rotation Fund
Management Commentary	79
Performance Update	80
Statement of Investments	82
Statement of Assets and Liabilities	83
Statement of Operations	84
Statements of Changes in Net Assets	85
Financial Highlights	86
ALPS | Westport Resources Hedged High Income Fund
Management Commentary	89
Performance Update	91
Statement of Investments	93
Statement of Assets and Liabilities	98
Statement of Operations	99
Statements of Changes in Net Assets	100
Financial Highlights	101
ALPS | WMC Research Value Fund
Management Commentary	104
Performance Update	106
Statement of Investments	108
Statement of Assets and Liabilities	112
Statement of Operations	113
Statements of Changes in Net Assets	114
Financial Highlights	115
Clough China Fund
Management Commentary	118
Performance Update	121
Statement of Investments	123
Statement of Assets and Liabilities	127
Statement of Operations	128
Statements of Changes in Net Assets	129
Financial Highlights	130
RiverFront Global Allocation Series
Management Commentary	133
Performance Update	135
Statements of Investments	145
Statements of Assets and Liabilities	155
Statements of Operations	157
Statements of Changes in Net Assets	158
Financial Highlights	163
Notes to Financial Statements	180
Additional Information	214

www.alpsfunds.com

Disclosure of Fund Expenses

April 30, 2016 (Unaudited)

Examples. As a shareholder of the Funds, you incur  two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b‐1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2015 and held until April 30, 2016.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period November 1, 2015 – April 30, 2016” to estimate the expenses you paid on your account during  this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and  hypothetical expenses based  on the Fund’s actual expense  ratio and  an assumed  rate of return of 5% per year before  expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1  |  April 30, 2016

Disclosure of Fund Expenses

April 30, 2016 (Unaudited)

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expense Ratio(a)	Expenses Paid During Period November 1, 2015 - April 30, 2016(b)
ALPS | Alerian MLP Infrastructure Index Fund
Class A
Actual	$1,000.00	$952.60	1.15%	$5.58
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.15%	$5.77
Class C
Actual	$1,000.00	$951.00	1.85%	$8.97
Hypothetical (5% return before expenses)	$1,000.00	$1,015.66	1.85%	$9.27
Class I
Actual	$1,000.00	$953.00	0.85%	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	0.85%	$4.27
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(c)
Class A
Actual	$1,000.00	$1,014.00	1.37%	$6.86
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	1.37%	$6.87
Class C
Actual	$1,000.00	$1,010.00	2.05%	$10.24
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	2.05%	$10.27
Class I
Actual	$1,000.00	$1,014.00	1.15%	$5.76
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.15%	$5.77
ALPS | Kotak India Growth Fund(d)
Class A
Actual	$1,000.00	$960.20	2.00%	$9.75
Hypothetical (5% return before expenses)	$1,000.00	$1,014.92	2.00%	$10.02
Class C
Actual	$1,000.00	$957.10	2.60%	$12.65
Hypothetical (5% return before expenses)	$1,000.00	$1,011.93	2.60%	$13.01
Class I
Actual	$1,000.00	$962.50	1.60%	$7.81
Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	1.60%	$8.02
ALPS | Metis Global Micro Cap Fund(e)
Class A
Actual	$1,000.00	$1,069.00	2.10%	$7.66
Hypothetical (5% return before expenses)	$1,000.00	$1,014.42	2.10%	$10.52
Class C
Actual	$1,000.00	$1,067.00	2.70%	$9.84
Hypothetical (5% return before expenses)	$1,000.00	$1,011.44	2.70%	$13.50
Class I
Actual	$1,000.00	$1,070.00	1.70%	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,016.41	1.70%	$8.52

2  |  April 30, 2016

Disclosure of Fund Expenses

April 30, 2016 (Unaudited)

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expense Ratio(a)	Expenses Paid During Period November 1, 2015 - April 30, 2016(b)
ALPS | Red Rocks Listed Private Equity Fund
Class A
Actual	$1,000.00	$977.20	1.43%	$7.03
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	1.43%	$7.17
Class C
Actual	$1,000.00	$975.10	2.15%	$10.56
Hypothetical (5% return before expenses)	$1,000.00	$1,014.17	2.15%	$10.77
Class I
Actual	$1,000.00	$979.40	1.17%	$5.76
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	1.17%	$5.87
Class R
Actual	$1,000.00	$975.50	1.61%	$7.91
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	1.61%	$8.07
ALPS | Sterling ETF Tactical Rotation Fund
Class A
Actual	$1,000.00	$945.20	1.55%	$7.50
Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	1.55%	$7.77
Class C
Actual	$1,000.00	$942.70	2.15%	$10.38
Hypothetical (5% return before expenses)	$1,000.00	$1,014.17	2.15%	$10.77
Class I
Actual	$1,000.00	$946.10	1.15%	$5.56
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.15%	$5.77
ALPS | Westport Resources Hedged High Income Fund
Class A
Actual	$1,000.00	$999.30	2.39%	$11.88
Hypothetical (5% return before expenses)	$1,000.00	$1,012.98	2.39%	$11.96
Class C
Actual	$1,000.00	$996.10	2.99%	$14.84
Hypothetical (5% return before expenses)	$1,000.00	$1,010.00	2.99%	$14.94
Class I
Actual	$1,000.00	$1,001.20	1.99%	$9.90
Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	1.99%	$9.97
ALPS | WMC Research Value Fund
Class A
Actual	$1,000.00	$991.60	1.15%	$5.69
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.15%	$5.77
Class C
Actual	$1,000.00	$987.70	1.90%	$9.39
Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	1.90%	$9.52
Class I
Actual	$1,000.00	$992.50	0.90%	$4.46
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	0.90%	$4.52

3  |  April 30, 2016

Disclosure of Fund Expenses

April 30, 2016 (Unaudited)

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expense Ratio(a)	Expenses Paid During Period November 1, 2015 - April 30, 2016(b)
Clough China Fund
Class A
Actual	$1,000.00	$893.80	1.95%	$9.18
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	1.95%	$9.77
Class C
Actual	$1,000.00	$890.60	2.70%	$12.69
Hypothetical (5% return before expenses)	$1,000.00	$1,011.44	2.70%	$13.50
Class I
Actual	$1,000.00	$895.50	1.70%	$8.01
Hypothetical (5% return before expenses)	$1,000.00	$1,016.41	1.70%	$8.52
RiverFront Conservative Income Builder Fund
Class A
Actual	$1,000.00	$1,007.80	1.15%	$5.74
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.15%	$5.77
Class C
Actual	$1,000.00	$1,003.90	1.90%	$9.47
Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	1.90%	$9.52
Class I
Actual	$1,000.00	$1,007.90	0.90%	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	0.90%	$4.52
RiverFront Dynamic Equity Income Fund
Class A
Actual	$1,000.00	$989.30	1.15%	$5.69
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.15%	$5.77
Class C
Actual	$1,000.00	$985.00	1.90%	$9.38
Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	1.90%	$9.52
Class I
Actual	$1,000.00	$990.70	0.90%	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	0.90%	$4.52
RiverFront Global Allocation Fund
Class A
Actual	$1,000.00	$964.60	1.15%	$5.62
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.15%	$5.77
Class C
Actual	$1,000.00	$961.90	1.90%	$9.27
Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	1.90%	$9.52
Class I
Actual	$1,000.00	$966.90	0.90%	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	0.90%	$4.52

4  |  April 30, 2016

Disclosure of Fund Expenses

April 30, 2016 (Unaudited)

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expense Ratio(a)	Expenses Paid During Period November 1, 2015 - April 30, 2016(b)
RiverFront Global Growth Fund
Class A
Actual	$1,000.00	$960.50	1.15%	$5.61
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.15%	$5.77
Class C
Actual	$1,000.00	$957.70	1.90%	$9.25
Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	1.90%	$9.52
Class I
Actual	$1,000.00	$961.80	0.90%	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	0.90%	$4.52
Class L
Actual	$1,000.00	$962.50	0.90%	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	0.90%	$4.52
Investor Class
Actual	$1,000.00	$961.00	1.15%	$5.61
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.15%	$5.77
RiverFront Moderate Growth & Income Fund
Class A
Actual	$1,000.00	$995.80	1.15%	$5.71
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.15%	$5.77
Class C
Actual	$1,000.00	$992.50	1.90%	$9.41
Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	1.90%	$9.52
Class I
Actual	$1,000.00	$997.50	0.90%	$4.47
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	0.90%	$4.52

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 366.

(c)	Includes expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary), exclusive of the subsidiary's management fee.
(d)	Includes expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(e)
The ALPS | Metis Global Micro Cap Fund commenced operations on December 24, 2015.  For purposes of calculating the "Actual" figures, actual number of days from commencement of operations through April 30, 2016 were used (129 days).

5  |  April 30, 2016

ALPS | Alerian MLP Infrastructure Index Fund

Management Commentary	April 30, 2016 (Unaudited)

During the six-month period of November 1, 2015 to April 30, 2016 the Alerian MLP Infrastructure Index Fund’s (“Fund”) Class A shares delivered a net return of -4.74% at Net Asset Value. Class A delivered a net return of -9.95% at MOP, Class C was -5.82% with CDSC, and Class I was -4.70%. This compares to the Alerian MLP Infrastructure Index (“AMZI”), the Fund’s index, which returned -8.4% on a price-return and -4.83% on a total-return basis. The difference in performance between the AMZI and the Fund is primarily attributable to the Fund’s operating expenses and the impact of the Fund’s C Corporation tax election.

During the period, the Fund paid a distribution of $0.1879 on February 18, 2016*, representing a 3.2% increase compared to the previous year.

Top performers during the period include Spectra Energy Partners (SEP), DCP Midstream Partners (DPM), and Magellan Midstream Partners (MMP), each generating over 12% in price return. Laggards during the period include Plains All American Pipeline (PAA) and Enbridge Energy Partners (EEP), each falling over 20%. During the period, Antero Midstream Partners (AM), Boardwalk Pipeline Partners (BWP), Cheniere Energy Partners (CQP), and Phillips 66 Partners (PSXP) were added to the index and NGL Energy Partners (NGL) was removed. In addition, Targa Resource Partners (NGLS) was removed due to its merger with Targa Resources Corp (TRGP).

Prior to the energy downturn, MLPs (Master Limited Partnerships) were rewarded for raising their growth capital expenditure budgets and funding their projects with cheap external capital. In contrast, the lion’s share of discussion during the period was focused on growth capital expenditure reduction and deferrals, alternative financing options, and investment-grade counterparties.

After falling 40% from November 1, 2015, the index hit a near-term low on February 11, 2016. In the weeks and months following until period end on April 29, 2016, the index recovered by over 52%. In particular, the capital markets began to ease in March and April, hints of mergers and acquisitions began to emerge, and quarterly earnings reports were roughly in-line with analyst expectations. Short interest has eased and trading patterns would indicate capitulation – has the MLP market actually bottomed or is this simply a dead cat bounce?

Despite volatility, 13 of the 24 names in the AMZI increased their distribution during the first calendar quarter of 2016 and the remaining 11 MLPs maintained their distribution.

In early March, the Interstate Natural Gas Association of America (INGAA) released an updated study discussing midstream oil and gas infrastructure needs in the US and Canada. The last study covering this topic was published in March of 2014, when the world was much different. Not surprisingly, the predictions have been restated in the 2016 publication. The 2016 median case scenario suggests $522 billion of energy infrastructure build out would be necessary between 2015-2035, a 18.6% decline from the base case estimate of $641 billion in the 2014 study to be spent from 2014-2035.

The International Energy Agency’s (IEA) most recent oil market report estimates that global oil supply surpluses will dramatically decrease later this year, and that the direction of travel of the oil market is towards balance. If the energy markets rebalance, and the $522 billion of energy infrastructure build-out materializes over the next several decades, investors seeking after-tax yield and access to real assets via MLPs have the potential to experience material capital appreciation.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Alerian, nor the Fund accept any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

ALPS | Alerian MLP Infrastructure Index Fund (NYSE: ALERX) delivers exposure to the Alerian MLP Infrastructure Index (NYSE: AMZI), a capped, float-adjusted, capitalization-weighted composite of energy infrastructure Master Limited Partnerships that earn the majority of their cash flow from the transportation, storage, and processing of energy commodities.

*	At the time of the distribution the character was estimated to be 100% return of capital. Please reference the year-end tax forms for the final character.

6  |  April 30, 2016

ALPS | Alerian MLP Infrastructure Index Fund

Performance Update	April 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2016)

	6 Month	1 Year	3 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-4.74%	-27.49%	-7.65%	-3.52%	1.78%	1.25%
Class A (MOP)	-9.95%	-31.49%	-9.38%	-5.14%
Class C (NAV)	-4.90%	-27.40%	-7.88%	-3.76%	2.38%	1.85%
Class C (CDSC)	-5.82%	-28.06%	-7.88%	-3.76%
Class I	-4.70%	-27.26%	-7.44%	-3.30%	1.38%	0.85%
Alerian MLP Infrastructure Index[1]	-4.83%	-28.17%	-5.90%	0.16%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

7  |  April 30, 2016

ALPS | Alerian MLP Infrastructure Index Fund

Performance Update	April 30, 2016 (Unaudited)

[1]
Alerian MLP Infrastructure Index is comprised of midstream energy Master Limited Partnerships. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of December 31, 2012.
*	What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2017. Please see the prospectus for additional information.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Energy Transfer Partners LP	10.85%
Enterprise Products Partners LP	9.33%
Magellan Midstream Partners LP	8.71%
Buckeye Partners LP	7.50%
Plains All American Pipeline LP	7.02%
MPLX LP	6.16%
Williams Partners LP	6.06%
Sunoco Logistics Partners LP	4.83%
ONEOK Partners LP	4.51%
Enbridge Energy Partners LP	3.76%
Top Ten Holdings	68.73%

†	Holdings are subject to change, and may not reflect the current or future position of the Portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Total Investments)

8 | April 30, 2016

ALPS | Alerian MLP Infrastructure Index Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
MASTER LIMITED PARTNERSHIPS (98.35%)
Gathering & Processing (25.04%)
Oil & Gas (1.22%)
Antero Midstream Partners LP	16,329	$417,043

Pipelines (23.82%)
DCP Midstream Partners LP	25,536	834,261
EnLink Midstream Partners LP	39,040	549,683
MPLX LP	65,707	2,115,108
ONEOK Partners LP	43,690	1,549,248
Western Gas Partners LP	21,499	1,050,441
Williams Partners LP	68,750	2,078,313
		8,177,054

TOTAL GATHERING & PROCESSING		8,594,097

Other | Liquefication (1.06%)
Pipelines (continued) (1.06%)
Cheniere Energy Partners LP	12,460	363,458

TOTAL OTHER | LIQUEFICATION		363,458

Pipeline Transportation | Natural Gas (30.07%)
Pipelines (continued) (30.07%)
Boardwalk Pipeline Partners LP	34,407	559,802
Energy Transfer Partners LP	105,075	3,722,807
Enterprise Products Partners LP	119,922	3,200,718
EQT Midstream Partners LP	15,359	1,217,815
Spectra Energy Partners LP	17,964	905,925
TC PipeLines LP	13,038	714,091
		10,321,158

TOTAL PIPELINE TRANSPORTATION | NATURAL GAS		10,321,158

Pipeline Transportation | Petroleum (42.18%)
Pipelines (continued) (42.18%)
Buckeye Partners LP	35,758	2,574,576
Enbridge Energy Partners LP	59,576	1,289,225
Genesis Energy LP	26,201	849,436
Magellan Midstream Partners LP	41,478	2,989,319
NuStar Energy LP	17,793	897,479
Phillips 66 Partners LP	6,603	377,956
Plains All American Pipeline LP	105,004	2,408,792
Shell Midstream Partners LP	17,352	655,385
Sunoco Logistics Partners LP	56,619	1,657,804

	Shares	Value (Note 2)
Pipelines (continued)
Tesoro Logistics LP	16,854	$779,329
		14,479,301

TOTAL PIPELINE TRANSPORTATION | PETROLEUM		14,479,301

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $31,798,603)		33,758,014

TOTAL INVESTMENTS (98.35%) (Cost $31,798,603)		$33,758,014

Other Assets In Excess Of Liabilities (1.65%)		565,669

NET ASSETS (100.00%)		$34,323,683

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

9 | April 30, 2016

ALPS | Alerian MLP Infrastructure Index Fund

Statement of Assets and Liabilities	April 30, 2016 (Unaudited)

ASSETS
Investments, at value	$33,758,014
Receivable for investments sold	383,363
Receivable for shares sold	263,215
Dividends receivable	312,941
Deferred tax asset(a)	–
Income tax receivable	6,904
Prepaid franchise tax expense	50
Prepaid expenses and other assets	28,114
Total Assets	34,752,601
LIABILITIES
Payable for shares redeemed	6,860
Payable due to custodian ‐ overdraft	377,071
Investment advisory fees payable	5,790
Administration and transfer agency fees payable	3,680
Distribution and services fees payable	11,274
Trustees' fees and expenses payable	20
Professional fees payable	16,198
Accrued expenses and other liabilities	8,025
Total Liabilities	428,918
NET ASSETS	$34,323,683
NET ASSETS CONSIST OF
Paid‐in capital	$43,286,604
Accumulated net investment loss, net of deferred income taxes	(819,480)
Accumulated net realized loss, net of deferred income taxes	(10,099,788)
Net unrealized appreciation, net of deferred income taxes	1,956,347
NET ASSETS	$34,323,683
INVESTMENTS, AT COST	$31,798,603
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$7.00
Net Assets	$9,662,024
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,379,851
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$7.41
Class C:
Net Asset Value, offering and redemption price per share(b)	$6.93
Net Assets	$7,450,657
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,075,804
Class I:
Net Asset Value, offering and redemption price per share	$7.06
Net Assets	$17,211,002
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,436,659

(a)	Any net tax benefit was fully offset by a 100% valuation allowance recorded as of April 30, 2016. See Note 4 for additional information.
(b)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

10  |  April 30, 2016

ALPS | Alerian MLP Infrastructure Index Fund

Statement of Operations	For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends	$343
Distributions from master limited partnerships	1,252,708
Less return of capital distributions	(1,252,708)
Total Investment Income	343

EXPENSES
Investment advisory fees	100,410
Administrative fees	15,099
Transfer agency fees	581
Distribution and service fees
Class A	12,647
Class C	33,334
Professional fees	44,772
Reports to shareholders and printing fees	2,691
State registration fees	18,512
SEC registration fees	483
Insurance fees	142
Custody fees	6,589
Trustees' fees and expenses	396
Miscellaneous expenses	7,879
Total Expenses	243,535
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(22,058)
Class C	(17,836)
Class I	(35,733)
Net Expenses	167,908
Net Investment Loss, before deferred income taxes	(167,565)
Income tax benefit	–
Net Investment Loss, net of deferred income taxes	(167,565)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments, before deferred income taxes	(7,678,635)
Income tax benefit	–
Net Realized Loss on investments, net of deferred income taxes	(7,678,635)

Net change in unrealized appreciation on investment, before deferred income taxes	6,746,840
Income tax benefit	–
Net Change in Unrealized Appreciation on Investments, net of deferred income taxes	6,746,840
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, NET OF DEFERRED INCOME TAXES	(931,795)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,099,360)

See Notes to Financial Statements.

11  |  April 30, 2016

ALPS | Alerian MLP Infrastructure Index Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
OPERATIONS
Net investment loss, net of deferred income taxes	$(167,565)	$(489,210)
Net realized loss on investments, net of deferred income taxes	(7,678,635)	(2,052,229)
Net change in unrealized appreciation/(depreciation) on investments, net of deferred income taxes	6,746,840	(7,014,615)
Net Decrease in Net Assets Resulting from Operations	(1,099,360)	(9,556,054)

DISTRIBUTIONS
Distributions to shareholders from net investment income
Class A	–	(4,150)
Class C	–	(2,627)
Class I	–	(1,614)
Distributions to shareholders from tax return of capital
Class A	(248,249)	(1,160,636)
Class C	(196,147)	(734,478)
Class I	(458,098)	(451,330)
Net Decrease in Net Assets from Distributions	(902,494)	(2,354,835)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	3,631,063	12,474,282
Class C	1,648,788	8,002,639
Class I	15,756,581	7,103,832
Distributions reinvested
Class A	227,298	1,105,212
Class C	190,179	721,890
Class I	429,174	448,126
Shares redeemed
Class A	(8,063,503)	(4,057,509)
Class C	(1,846,818)	(3,615,264)
Class I	(2,803,209)	(7,165,800)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	9,169,553	15,017,408

Net increase in net assets	7,167,699	3,106,519

NET ASSETS
Beginning of period	27,155,984	24,049,465
End of period *	$34,323,683	$27,155,984
*Including accumulated net investment loss, net of deferred income taxes, of:	$(819,480)	$(651,915)

See Notes to Financial Statements.

12  |  April 30, 2016

ALPS | Alerian MLP Infrastructure Index Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Period January 2, 2013 (Commencement) to April 30, 2013
Net asset value, beginning of period	$7.60		$11.32		$11.23		$11.10	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.04)		(0.15)		(0.05)		(0.09)	(0.03)
Net realized and unrealized gain/(loss)	(0.37)		(2.83)		0.67		0.90	1.29
Total from investment operations	(0.41)		(2.98)		0.62		0.81	1.26

DISTRIBUTIONS:
From net investment income	–		(0.00	)(c)	(0.03)		(0.36)	–
From tax return of capital	(0.19)		(0.74)		(0.50)		(0.32)	(0.16)
Total distributions	(0.19)		(0.74)		(0.53)		(0.68)	(0.16)

Net increase/(decrease) in net asset value	(0.60)		(3.72)		0.09		0.13	1.10
Net asset value, end of period	$7.00		$7.60		$11.32		$11.23	$11.10
TOTAL RETURN(d)	(4.74)%		(27.23)%		5.61%		7.59%	12.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$9,662		$14,393		$10,619		$8,223	$928

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense/benefit	1.68	%(e)	1.77%		2.20	%(e)	3.09%	5.51	%(e)(f)
Ratio of expense waivers to average net assets	(0.53	%)(e)	(0.53%)		(0.97	%)(e)	(1.84%)	(4.26	%)(e)(f)
Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense/benefit	1.15	%(e)(g)	1.24	%(g)	1.23	%(e)(g)	1.25%	1.25	%(e)(f)
Ratio of franchise tax expense and income tax expense/(benefit) to average net assets(h)	–%		(4.03%)		4.49	%(e)	5.38%	20.55	%(e)
Ratio of total expenses to average net assets	1.15	%(e)	(2.79%)		5.72	%(e)	6.63%	21.80	%(e)

Ratio of investment loss to average net assets before waivers, franchise tax expense and income tax expense/benefit	(1.68	%)(e)	(1.77%)		(2.20	%)(e)	(3.09%)	(5.51	%)(e)(f)
Ratio of expense waivers to average net assets	(0.53	%)(e)	(0.53%)		(0.97	%)(e)	(1.84%)	(4.26	%)(e)(f)
Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense/benefit	(1.15	%)(e)(g)	(1.24	%)(g)	(1.23	%)(e)(g)	(1.25%)	(1.25	%)(e)(f)
Ratio of franchise tax expense and income tax (expense)/benefit to average net assets(i)	–%		(0.34%)		0.43	%(e)	0.43%	0.40	%(e)
Ratio of net investment loss to average net assets	(1.15	%)(e)	(1.58%)		(0.80	%)(e)	(0.82%)	(0.85	%)(e)

Portfolio turnover rate(j)	56%		52%		7%		63%	3%

See Notes to Financial Statements.

13  |  April 30, 2016

ALPS | Alerian MLP Infrastructure Index Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)
According to the Fund's shareholder services plan with respect to the Fund's Class A shares, any amount of such payment not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended April 30, 2016, October 31, 2015 and October 31, 2014, for the prior fiscal year in the amount of 0.10% (annualized), 0.01% and 0.02% (annualized) of average net assets of Class A shares respectively.

(h)	Adjustment for income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(i)	Adjustment for income tax benefit for the ratio calculation is derived from net investment loss only.
(j)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

14  |  April 30, 2016

ALPS | Alerian MLP Infrastructure Index Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Period January 2, 2013 (Commencement) to April 30, 2013
Net asset value, beginning of period	$7.54		$11.23		$11.17		$11.09	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.06)		(0.22)		(0.07)		(0.13)	(0.05)
Net realized and unrealized gain/(loss)	(0.36)		(2.73)		0.66		0.89	1.30
Total from investment operations	(0.42)		(2.95)		0.59		0.76	1.25

DISTRIBUTIONS:
From net investment income	–		(0.00	)(c)	(0.08)		(0.35)	–
From tax return of capital	(0.19)		(0.74)		(0.45)		(0.33)	(0.16)
Total distributions	(0.19)		(0.74)		(0.53)		(0.68)	(0.16)

Net increase/(decrease) in net asset value	(0.61)		(3.69)		0.06		0.08	1.09
Net asset value, end of period	$6.93		$7.54		$11.23		$11.17	$11.09
TOTAL RETURN(d)	(4.90)%		(27.18)%		5.37%		7.13%	12.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,451		$8,291		$6,773		$3,429	$563

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense/benefit	2.39	%(e)	2.38%		2.82	%(e)	3.71%	7.01	%(e)(f)
Ratio of expense waivers to average net assets	(0.54	%)(e)	(0.53%)		(0.97	%)(e)	(1.86%)	(5.16	%)(e)(f)
Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense/benefit	1.85	%(e)	1.85%		1.85	%(e)	1.85%	1.85	%(e)(f)
Ratio of franchise tax expense and income tax expense/(benefit) to average net assets(g)	–%		(4.09%)		4.27	%(e)	5.16%	20.55	%(e)
Ratio of total expenses to average net assets	1.85	%(e)	(2.24%)		6.12	%(e)	7.01%	22.40	%(e)

Ratio of investment loss to average net assets before waivers, franchise tax expense and income tax expense/benefit	(2.39	%)(e)	(2.38%)		(2.82	%)(e)	(3.71%)	(7.01	%)(e)(f)
Ratio of expense waivers to average net assets	(0.54	%)(e)	(0.53%)		(0.97	%)(e)	(1.86%)	(5.16	%)(e)(f)
Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense/benefit	(1.85	%)(e)	(1.85%)		(1.85	%)(e)	(1.85%)	(1.85	%)(e)(f)
Ratio of franchise tax expense and income tax (expense)/benefit to average net assets(h)	–%		(0.40%)		0.65	%(e)	0.65%	0.40	%(e)
Ratio of net investment loss to average net assets	(1.85	%)(e)	(2.25%)		(1.20	%)(e)	(1.20%)	(1.45	%)(e)

Portfolio turnover rate(i)	56%		52%		7%		63%	3%

See Notes to Financial Statements.

15  |  April 30, 2016

ALPS | Alerian MLP Infrastructure Index Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	Adjustment for income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(h)	Adjustment for income tax benefit for the ratio calculation is derived from net investment loss only.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

16  |  April 30, 2016

ALPS | Alerian MLP Infrastructure Index Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Period January 2, 2013 (Commencement) to April 30, 2013
Net asset value, beginning of period	$7.66		$11.36		$11.25		$11.11	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.03)		(0.11)		(0.03)		(0.06)	(0.02)
Net realized and unrealized gain/(loss)	(0.38)		(2.85)		0.67		0.88	1.29
Total from investment operations	(0.41)		(2.96)		0.64		0.82	1.27

DISTRIBUTIONS:
From net investment income	–		(0.00	)(c)	(0.04)		(0.27)	–
From tax return of capital	(0.19)		(0.74)		(0.49)		(0.41)	(0.16)
Total distributions	(0.19)		(0.74)		(0.53)		(0.68)	(0.16)

Net increase/(decrease) in net asset value	(0.60)		(3.70)		0.11		0.14	1.11
Net asset value, end of period	$7.06		$7.66		$11.36		$11.25	$11.11
TOTAL RETURN(d)	(4.70)%		(26.95)%		5.78%		7.68%	12.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$17,211		$4,472		$6,658		$1,507	$2,256

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense/benefit	1.37	%(e)	1.38%		1.81	%(e)	3.03%	6.01	%(e)(f)
Ratio of expense waivers to average net assets	(0.52	%)(e)	(0.53%)		(0.96	%)(e)	(2.18%)	(5.16	%)(e)(f)
Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense/benefit	0.85	%(e)	0.85%		0.85	%(e)	0.85%	0.85	%(e)(f)
Ratio of franchise tax expense and income tax expense/(benefit) to average net assets(g)	–%		(3.92%)		4.63	%(e)	5.53%	20.55	%(e)
Ratio of total expenses to average net assets	0.85	%(e)	(3.07%)		5.48	%(e)	6.38%	21.40	%(e)

Ratio of investment loss to average net assets before waivers, franchise tax expense and income tax expense/benefit	(1.37	%)(e)	(1.38%)		(1.81	%)(e)	(3.03%)	(6.01	%)(e)(f)
Ratio of expense waivers to average net assets	(0.52	%)(e)	(0.53%)		(0.96	%)(e)	(2.18%)	(5.16	%)(e)(f)
Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense/benefit	(0.85	%)(e)	(0.85%)		(0.85	%)(e)	(0.85%)	(0.85	%)(e)(f)
Ratio of franchise tax expense and income tax (expense)/benefit to average net assets(h)	–%		(0.23%)		0.28	%(e)	0.29%	0.40	%(e)
Ratio of net investment loss to average net assets	(0.85	%)(e)	(1.08%)		(0.57	%)(e)	(0.56%)	(0.45	%)(e)

Portfolio turnover rate(i)	56%		52%		7%		63%	3%

See Notes to Financial Statements.

17  |  April 30, 2016

ALPS | Alerian MLP Infrastructure Index Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	Adjustment for income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(h)	Adjustment for income tax benefit for the ratio calculation is derived from net investment loss only.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

18  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Management Commentary	April 30, 2016 (Unaudited)

The six months ending April 30, 2016 produced modestly positive results for commodity prices. Spot commodity prices, as measured by the diversified Bloomberg Commodity Spot Index (BCOMSP), were up 4.62%. The benchmark Bloomberg Commodity Total Return Index was down -2.06%, while the Thomson Reuters/CoreCommodity CRB Index Total Return was down -5.50% over the same period. Commodity equities, evaluated against the Standard & Poors Global Natural Resources Total Return Index (SPGNRUN), gained 11.25% for the period. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (JCRIX)(the “Fund”) delivered a net positive return of +1.40% for the period (JCRAX was -4.23% at Maximum Offering Price and JCRCX was flat with CDSC).

The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “Fund”) aspires to deliver returns close to spot commodity results. Spot commodity prices are essentially uninvestable. They are determined by compiling actual physically delivered cash transactions for all commodities within the index. For the six months ending April 30, 2016, the Fund (“I” Shares—JCRIX) underperformed spot commodity returns (BCOMSP) by 322 basis points after fees. The Fund employs a strategy that combines an actively managed portfolio of commodity futures related exposure (collateralized by Treasury Inflation Protected Securities – TIPS), commodity equities, and physical commodity ETF’s. The Fund maintains a well-diversified exposure to all sectors of the commodity markets without leverage. While the exact composition of the Fund changes from time to time in response to structural and value opportunities identified by the Fund Policy Committee, the Fund allocated approximately 70% of its assets toward commodity futures related investments and approximately 30% of its assets in commodity equities on average throughout the year. The Fund was about 99% invested at the end of April.

A simple snapshot of the modest increase in commodity prices in the six months ending in April 2016 omits the important fundamental and macro factors which contributed to a particularly volatile environment during the period. In the latter part of the 4th quarter of 2015, many commodity prices were pressured by oversupply and the relative strength of the US Dollar. Commodity prices tend to trade inversely to the value of the Dollar, excluding other influences. Crude oil prices were particularly in focus as 2015 came to a close. Disappointing global growth rates and a warmer than usual winter heating season diminished demand enough to create a worldwide supply surplus estimated to be 1.5 – 2.0 million barrels a day. Excess oil drove prices lower and pushed above ground storage close to capacity.

The price momentum for crude oil and many other commodities remained tilted toward the downside as 2016 began. In mid-January and again in early February, crude oil prices traded at multi-year lows, just above $26/barrel for West Texas Intermediate (WTI). Nickel prices fell to ~$7500/metric ton. Copper prices declined to $1.95/pound. On the agricultural side, cotton and sugar prices descended to approximately 54.5 and 12.5 cents per pound respectively. As an asset class measured by the BCOMSP index, prices were down about -10% or more in the first 6 weeks of 2016.

The large decline in commodity prices elicited rational responses from producers. Capital expenditures were cut for current and future operations. Head count was reduced in large numbers. Cash conservation became a driving priority. The production of various commodities was pared back. This process began well before the start of 2016, but the urgency accelerated as prices fell.

By early February, many commodity markets began to bottom and prices recovered. In some cases, the price rebound was significant. Crude oil responded to the North American supply cuts and the anticipated record demand of the summer US driving season. Prices rose to more than $45 per barrel by the end of April, approximately a 75% jump from the lowest levels of the year. Despite the large move to the upside, WTI prices were little changed for the six month period ending in April, -1.44%. Gasoline prices fared better, gaining 16.97%.

The best performing commodity in this time frame was lean hogs, up 38.01%, as measured by the front month rolling contract. Import demand from Asia and substitution due to the relative cost of beef led hog prices higher. Soybean prices, 16.26%, benefitted from weather problems in Brazil and Argentina. More than 5% of the South American crop may have been lost due to excessive rains in Argentina alone. Other positive performers included aluminum, up 14.64%, sugar, 12.40%, and corn, 2.49%.

Precious metals prices increased as both the European and Japanese central banks extended their respective bond purchases as part of their quantitative easing programs. They also instituted negative interest rates to further encourage lending and consumption. Precious metals generally become more attractive as competitive fixed income rates remain low. Despite the moves by foreign central banks, the US Dollar actually lost value over the six month time frame. Measured by the US Dollar Index, the US Dollar was down by 3.99%. Dollar weakness along with historically low interest rates supported precious metals. Gold appreciated by 13.06% while silver moved higher by 14.27%.

While most commodities participated in the rally from early February until the end of April, not all of them posted gains for the past six months. Live cattle prices eased by 18.91% from higher prices experienced in mid-2015. Heating oil and natural gas prices suffered a decline of 8.62 and 6.16% respectively. Unusually warm weather across North America and much of Europe kept consumption down. Nickel prices remained lower, -6.17%, as inventories stayed high and global construction proceeded in a less robust fashion.

Six month performance of the Fund’s top equity holdings at the end of April 2016 included Sanderson Farms (SAFM) +32.34%, YAR NO Yara International -16.41%, Pilgrim’s Pride (PPC) +41.71%, Hormel Foods Corp (HRL) +14.98%, Monsanto (MON) +1.69%, Cal-Maine Foods (CALM) -2.72%, Marine Harvest ASA (MHG NO) +12.61%, Dril-Quip Inc. (DRQ) +5.30%, Norsk Hydro ASA (NHY NO) +15.00%, and Cia de Saneamento Basico do Estado de Sao Paulo (SBS) +75.72%.

U.S. Treasury Inflation Protected Bonds (TIPS) and nominal US Treasuries are held by the Fund to invest excess cash and as collateral for commodity futures related investments held in our Cayman Island subsidiary. Nominal yields on the benchmark 10 year note stood at 2.25% in the end of October 2015. Rates moved significantly lower, to 1.83%, at the end of April. Despite the efforts by the Federal Reserve and other central banks to maintain historically low interest rates, we believe we may be nearing the end of what has been a significant multi-year rally in US treasury prices. As a result, we continue to invest in TIPS and nominal US Treasuries with limited duration exposure. At the end of April, our weighted average maturity was approximately 1.49 years in our US Treasury fixed income portfolio.

19  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Management Commentary	April 30, 2016 (Unaudited)

We strongly believe that the long term fundamental drivers of commodity demand and ultimately higher prices are still in place. The recent underperformance of commodity prices relative to the Standard and Poors 500® Index may be a temporary phenomenon. Population growth is likely to remain unabated regardless of the economic environment in the US and Europe. A billion more people will probably be added to the world population over the next decade. The trend of wealth distribution to the developing world as those economies grow at rapid rates relative to the slow or negative growth occurring in the developed countries is contributing to ever increasing demand for raw materials and food. Incremental gains in disposable income in the developing nations have led to competition for the commodities needed for more complex and costly lifestyles. In a world with limited supplies of food, fuel, building materials, and other necessities of life, price may become the ultimate allocator.

Commodity producers have taken aggressive measures to control current costs, reduce future capital expenses, and to curtail production at unsustainable price levels. Most of the steps have been taken voluntarily; others have been imposed by anxious lenders. Regardless, supply responses will likely decrease remaining imbalances and begin to draw stored material. We feel that the fundamentals are far more constructive regarding commodity prices going forward. Additionally, the aggressively accommodative central bank monetary policies recently announced coupled with measures already in place globally are likely to make commodities and other real assets more attractive over time as currencies, including the US Dollar, may decline in value.

Robert Hyman
Portfolio Manager

The Bloomberg Commodity Spot Index (BCOMSP) measures the price movements of commodities included in the Bloomberg CI and select subindexes. It does not account for the effects of rolling futures contracts or the costs associated with holding physical commodities.

The Standard & Poor’s Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.

The Standard & Poor’s 500® Index is a composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices which does not reflect any deduction for fees, expenses, or taxes.

An investor may not invest directly in an index.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., CoreCommodity Management, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

20  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Performance Update	April 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2016)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	1.40%	-14.71%	-11.33%	-11.29%	-3.11%	1.47%	1.45%
Class A (MOP)	-4.23%	-19.35%	-13.00%	-12.29%	-4.04%
Class C (NAV)	1.00%	-15.37%	-11.90%	-11.85%	-3.68%	2.07%	2.05%
Class C (CDSC)	0.00%	-16.21%	-11.90%	-11.85%	-3.68%
Class I	1.40%	-14.50%	-11.09%	-11.03%	-2.82%	1.17%	1.15%
TR/CC CRB Total Return Index[1]	-5.50%	-19.44%	-13.73%	-12.95%	-5.39%
Bloomberg Commodity TR Index[1]	-2.06%	-17.45%	-13.76%	-13.32%	-6.12%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

21  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Performance Update	April 30, 2016 (Unaudited)

[1]	Thomson Reuters/CC CRB Total Return Index and the Bloomberg Commodity TR Index (formerly the Dow Jones-UBS Commodity Index) are unmanaged indices used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. Each index is composed of a different basket of commodities, a different weighting of the commodities in the basket, and a different re-balancing schedule. The indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of June 29, 2010.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2017. Please see the prospectus for additional information.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund’s original investment.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets) †

Government Bonds	61.69%
Common Stocks	29.47%
Master Limited Partnerships	0.23%
Short Term Investments and Other Assets	8.61%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

22  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (29.47%)
Argentina (0.10%)
YPF SA, Sponsored ADR	21,316	$429,517

Australia (1.14%)
Alumina, Ltd.	306,469	348,370
BHP Billiton, Ltd.	3,582	56,323
BlueScope Steel, Ltd.	126,081	620,251
GrainCorp, Ltd., Class A	56,752	353,410
Iluka Resources, Ltd.	60,429	295,440
Newcrest Mining, Ltd.(a)	29,337	423,152
Nufarm, Ltd.	61,898	330,390
OZ Minerals, Ltd.	164,868	737,101
Rio Tinto, Ltd.	4,034	158,117
Sandfire Resources NL	41,755	188,268
South32, Ltd.(a)	231,207	291,825
Woodside Petroleum, Ltd.	47,197	1,017,017
		4,819,664

Austria (0.17%)
OMV AG	15,986	479,768
Voestalpine AG	6,748	243,240
		723,008

Bermuda (0.13%)
Kosmos Energy, Ltd.(a)	67,844	439,629
Nabors Industries, Ltd.	11,916	116,777
		556,406

Brazil (0.54%)
BRF SA, ADR	31,540	448,499
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	210,386	1,607,349
Vale SA, Sponsored ADR	42,979	243,691
		2,299,539

Canada (4.76%)
Advantage Oil & Gas, Ltd.(a)	35,400	202,858
Agnico-Eagle Mines, Ltd.	19,537	922,342
ARC Resources, Ltd.	69,987	1,180,860
Barrick Gold Corp.	5,870	113,702
Cameco Corp.	22,228	278,072
Canadian Natural Resources, Ltd.	31,805	954,786
Cenovus Energy, Inc.	83,500	1,323,674
Centerra Gold, Inc.	78,900	436,412
Crescent Point Energy Corp.	77,878	1,312,139
Detour Gold Corp.(a)	16,587	355,747
Eldorado Gold Corp.	20,618	86,802
Encana Corp.	8,286	63,471
Ensign Energy Services, Inc.	27,700	167,785
Franco-Nevada Corp.	19,592	1,374,574
Freehold Royalties, Ltd.	22,900	228,507
Goldcorp, Inc.	19,779	398,547
Husky Energy, Inc.	10,813	136,251
Imperial Oil, Ltd.	25,700	852,297
Lundin Mining Corp.(a)	121,700	478,187
	Shares	Value (Note 2)
Canada (continued)
Mullen Group, Ltd.	20,800	$242,200
New Gold, Inc.(a)	119,281	560,621
Osisko Gold Royalties, Ltd.	2,569	34,398
Pan American Silver Corp.	8,431	132,114
Parex Resources, Inc.(a)	43,000	430,788
Pason Systems, Inc.	13,400	194,800
Peyto Exploration & Development Corp.	18,600	474,821
Potash Corp. of Saskatchewan, Inc.	10,130	179,504
Precision Drilling Corp.	89,606	465,951
Raging River Exploration, Inc.(a)	83,800	679,243
Secure Energy Services, Inc.	42,200	303,711
Seven Generations Energy, Ltd., Class A(a)	42,100	741,540
ShawCor, Ltd.	12,700	343,134
Silver Wheaton Corp.	19,620	411,039
Suncor Energy, Inc.	22,430	658,410
Tahoe Resources, Inc.	74,900	1,057,805
TORC Oil & Gas, Ltd.	35,600	240,038
Turquoise Hill Resources, Ltd.(a)	180,078	536,632
Vermilion Energy, Inc.	30,800	1,059,233
Whitecap Resources, Inc.	74,400	557,985
		20,170,980

Chile (0.29%)
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	58,982	1,228,595

China (0.52%)
China Petroleum & Chemical Corp., Class H	528,358	376,674
CNOOC, Ltd., Sponsored ADR	12,416	1,532,507
PetroChina Co., Ltd., ADR	4,087	298,596
		2,207,777

Colombia (0.18%)
Ecopetrol SA, Sponsored ADR	76,906	764,446

Denmark (0.06%)
FLSmidth & Co. A/S	6,011	233,423

Finland (0.07%)
Kemira OYJ	10,739	130,099
Outotec OYJ(a)	43,438	172,991
		303,090

France (0.08%)
TOTAL SA, Sponsored ADR	6,996	355,047

Germany (0.28%)
Aurubis AG	2,871	155,775
K+S AG	27,948	697,001
Salzgitter AG	10,429	352,938
		1,205,714

23  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
Great Britain (0.28%)
Amec Foster Wheeler PLC	48,174	$347,654
John Wood Group PLC	38,450	350,852
Royal Dutch Shell PLC, Class A, Sponsored ADR	5,456	288,568
Royal Dutch Shell PLC, Class B	7,957	207,647
		1,194,721

Israel (0.00%)
Tower Semiconductor, Ltd.(a)	1	7

Japan (2.48%)
Hitachi Metals, Ltd.	101,600	1,088,571
Inpex Corp.	135,133	1,128,056
Japan Petroleum Exploration Co., Ltd.	10,600	255,934
Kubota Corp.	24,400	380,562
Kurita Water Industries, Ltd.	55,816	1,385,957
Maruichi Steel Tube, Ltd.	20,000	603,383
Megmilk Snow Brand Co., Ltd.	20,800	496,737
METAWATER Co., Ltd.	13,100	374,286
Mitsubishi Materials Corp.	43,000	142,660
Nihon Nohyaku Co., Ltd.	171,800	936,504
Nippon Steel & Sumitomo Metal Corp.	33,400	734,235
Nippon Suisan Kaisha, Ltd.	115,300	658,857
Nisshin Steel Co., Ltd.	29,000	407,199
Osaka Titanium Technologies Co., Ltd.	8,500	120,470
Sumitomo Forestry Co., Ltd.	37,659	454,456
Sumitomo Metal Mining Co., Ltd.	53,000	623,647
Toho Titanium Co., Ltd.	16,600	117,791
Tokyo Steel Manufacturing Co., Ltd.	69,700	442,176
Yamato Kogyo Co., Ltd.	6,700	162,840
		10,514,321

Jersey (0.25%)
Petrofac, Ltd.	12,709	156,915
Randgold Resources, Ltd., ADR	8,969	901,384
		1,058,299

Luxembourg (0.19%)
APERAM SA	9,087	357,154
Subsea 7 SA(a)	5,410	49,787
Ternium SA, Sponsored ADR	20,283	413,977
		820,918

Mexico (0.35%)
Grupo Lala SAB de CV	265,800	710,823
Grupo Mexico SAB de CV, Series B	230,383	$585,979
Industrias Penoles SAB de CV	13,107	204,772
		1,501,574

Netherlands (0.18%)
Frank’s International N.V.	36,103	601,115
	Shares	Value (Note 2)
Netherlands (continued)
Fugro N.V.(a)	7,518	$152,973
		754,088
Norway (2.10%)
Bakkafrost P/F	16,496	583,681
DNO ASA(a)	295,286	340,876
Marine Harvest ASA	116,099	1,806,691
Norsk Hydro ASA	370,891	1,613,581
Statoil ASA	33,953	600,050
TGS Nopec Geophysical Co. ASA	35,976	601,845
Yara International ASA	83,423	3,340,298
		8,887,022

Peru (0.24%)
Cia de Minas Buenaventura SAA, ADR(a)	101,778	1,033,047

Singapore (0.27%)
First Resources, Ltd.	102,200	144,768
Wilmar International, Ltd.	366,661	1,011,497
		1,156,265

South Africa (0.27%)
AngloGold Ashanti, Ltd., Sponsored ADR(a)	10,817	177,940
Exxaro Resources, Ltd.	35,057	221,026
Gold Fields, Ltd., Sponsored ADR	121,567	571,365
Impala Platinum Holdings, Ltd.(a)	39,295	162,864
		1,133,195

South Korea (0.12%)
POSCO, Sponsored ADR	9,804	510,004

Spain (0.24%)
Acerinox SA	86,104	1,016,991

Sweden (0.32%)
Boliden AB	39,846	694,661
Holmen AB, B Shares	4,641	159,970
Lundin Petroleum AB(a)	16,470	308,462
SSAB AB, A Shares(a)	41,117	172,753
		1,335,846

Switzerland (0.18%)
Noble Corp. PLC	9,174	103,024
Syngenta AG	957	383,079
Transocean, Ltd.	8,890	98,501
Weatherford International, Ltd.(a)	20,498	166,649
		751,253

United Kingdom (0.68%)
Antofagasta PLC	49,329	348,277
BP PLC, Sponsored ADR	21,309	715,556
Fresnillo PLC	14,550	236,621
Severn Trent PLC	21,019	683,955

24  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
United Kingdom (continued)
United Utilities Group PLC	64,416	$884,271
		2,868,680

United States (13.00%)
AGCO Corp.	11,495	614,638
Alcoa, Inc.	21,901	244,634
Allegheny Technologies, Inc.	21,476	350,918
American States Water Co.	12,117	505,158
American Water Works Co., Inc.	1,737	126,384
The Andersons, Inc.	13,426	449,905
Antero Resources Corp.(a)	703	19,895
Apache Corp.	4,465	242,896
Aqua America, Inc.	18,258	578,048
Archer-Daniels-Midland Co.	10,586	422,805
Baker Hughes, Inc.	985	47,635
Bristow Group, Inc.	9,527	218,359
Bunge, Ltd.	2,390	149,375
Calgon Carbon Corp.	20,375	333,946
California Resources Corp.	91	200
California Water Service Group	12,143	339,154
Cal-Maine Foods, Inc.	39,853	2,022,938
Carpenter Technology Corp.	11,547	408,879
Carrizo Oil & Gas, Inc.(a)	1,829	64,692
CF Industries Holdings, Inc.	45,192	1,494,499
Chevron Corp.	4,200	429,156
Commercial Metals Co.	24,641	441,567
ConocoPhillips	5,846	279,380
Continental Resources, Inc.(a)	143	5,328
Core Laboratories N.V.	9,180	1,226,999
CST Brands, Inc.	1,278	48,270
Darling Ingredients, Inc.(a)	18,472	267,659
Deere & Co.	3,889	327,104
Devon Energy Corp.	5,560	192,821
Diamond Offshore Drilling, Inc.	3,190	77,389
Diamondback Energy, Inc.(a)	2,929	253,593
Dril-Quip, Inc.(a)	25,469	1,650,901
Energen Corp.	98	4,164
Ensco PLC, Class A	9,480	113,381
EOG Resources, Inc.	3,824	315,939
EQT Corp.	6,352	445,275
Exxon Mobil Corp.	13,502	1,193,577
FMC Technologies, Inc.(a)	41,461	1,264,146
Forum Energy Technologies, Inc.(a)	46,952	785,976
Halliburton Co.	564	23,299
Helmerich & Payne, Inc.	14,838	981,089
Hess Corp.	14,833	884,343
HollyFrontier Corp.	28,340	1,008,904
Hormel Foods Corp.	58,467	2,253,903
Ingredion, Inc.	6,254	719,773
Joy Global, Inc.	33,712	718,066
Kaiser Aluminum Corp.	1,761	166,996
Kinder Morgan, Inc.	5,763	102,351
Laredo Petroleum, Inc.(a)	39,853	485,410
Lindsay Corp.	11,998	917,367
Marathon Oil Corp.	44,849	631,922

	Shares	Value (Note 2)
United States (continued)
Marathon Petroleum Corp.	31,343	$1,224,884
Matador Resources Co.(a)	18,153	391,197
Memorial Resource Development Corp.(a)	31,199	408,083
Monsanto Co.	23,924	2,241,200
The Mosaic Co.	3,797	106,278
Murphy Oil Corp.	12,189	435,635
National Oilwell Varco, Inc.	7,643	275,454
Newmont Mining Corp.	21,676	758,010
Noble Energy, Inc.	4,222	152,456
Occidental Petroleum Corp.	976	74,810
Oceaneering International, Inc.	38,357	1,405,784
Oil States International, Inc.(a)	27,984	969,366
Parsley Energy, Inc., Class A(a)	13,039	305,373
Patterson-UTI Energy, Inc.	17,623	348,054
PDC Energy, Inc.(a)	4,982	312,820
Phillips 66	10,779	885,064
Pilgrim’s Pride Corp.(a)	113,544	3,055,469
Pioneer Natural Resources Co.	1,605	266,591
Potlatch Corp. REIT	27,411	965,415
QEP Resources, Inc.	16,190	290,287
Rayonier, Inc. REIT	7,946	196,107
Royal Gold, Inc.	17,724	1,109,877
RPC, Inc.	73,703	1,114,389
RSP Permian, Inc.(a)	14,082	431,050
Sanderson Farms, Inc.	38,094	3,494,744
Schlumberger, Ltd.	17,872	1,435,836
Southern Copper Corp.	46,524	1,380,367
Southwestern Energy Co.(a)	12,696	170,507
Steel Dynamics, Inc.	21,010	529,662
Stillwater Mining Co.(a)	17,761	216,684
Superior Energy Services, Inc.	13,527	228,065
Synergy Resources Corp.(a)	41,496	299,601
Tyson Foods, Inc., Class A	2,698	177,582
Valero Energy Corp.	20,330	1,196,827
Walter Energy, Inc.(a)	68,768	4,126
Weyerhaeuser Co. REIT	22,846	733,814
Worthington Industries, Inc.	15,573	587,881
		55,030,355

TOTAL COMMON STOCKS
(Cost $122,040,894)		124,863,792

MASTER LIMITED PARTNERSHIPS (0.23%)
United States (0.23%)
Alliance Resource Partners LP	14,363	224,781
Buckeye Partners LP	977	70,344
Energy Transfer Partners LP	2,591	91,799
Enterprise Products Partners LP	10,676	284,942
Magellan Midstream Partners LP	2,054	148,032
MPLX LP	1,555	50,055
Plains All American Pipeline LP	3,090	70,885

25  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
United States (continued)
Williams Partners LP	1,242	$37,546
		978,384

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $1,410,976)		978,384

WARRANTS (0.00%)
United States (0.00%)
Hycroft Mining Corp., Expires 10/12/2022	2,912	0

TOTAL WARRANTS
(Cost $134,050)		0

			Principal Amount	Value (Note 2)
GOVERNMENT BONDS (61.69%)
U.S. Treasury Bonds (61.69%)
United States Treasury Inflation Indexed Bonds
2.500	%,	7/15/16	$2,172,030	$2,203,124
2.375	%,	1/15/17(b)	10,287,725	10,570,030
0.125	%,	4/15/17(b)	15,136,695	15,281,266
2.625	%,	7/15/17(b)	14,586,255	15,304,176
1.625	%,	1/15/18	11,317,800	11,806,174
0.125	%,	4/15/19	60,712,800	62,022,740
United States Treasury Notes
0.875	%,	11/30/16	25,000,000	25,059,575
1.000	%,	3/31/17(b)	36,000,000	36,141,336
0.750	%,	6/30/17(b)	45,000,000	45,053,596
0.750	%,	1/31/18(b)	38,000,000	38,001,482
				261,443,499
TOTAL GOVERNMENT BONDS
(Cost $261,321,087)				261,443,499

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.24%)
Money Market Fund (3.24%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.143%	13,735,234	13,735,234

TOTAL SHORT TERM INVESTMENTS
(Cost $13,735,234)			13,735,234

TOTAL INVESTMENTS (94.63%)
(Cost $398,642,241)			$401,020,909

Other Assets In Excess Of Liabilities (5.37%)(c)			22,735,368
NET ASSETS - 100.00%			$423,756,277

(a)	Non-Income Producing Security.
(b)	Security, or portion of security, is being held as collateral for total return swap contract, futures contracts and written options aggregating a total market value of $48,069,448.
(c)	Includes cash which is being held as collateral for total return swap contracts, future contracts and written options in the amount of $192,725.

For Fund compliance purposes, the Fund’s industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries and regions are shown as a percent of net assets.

See Notes to Financial Statements.

26  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2016 (Unaudited)

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value (Note 2)
Written Call Options
Sugar (WRLD) Future	6/15/16	$17.00	(80)	$(42,112)
WTI Crude Future	5/17/16	44.00	(21)	(57,960)

TOTAL WRITTEN CALL OPTIONS
(Premiums received $69,458)				$(100,072)

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Appreciation
Brent Crude Future	Long	400	6/01/16	$18,948,000	$1,704,556
Gold 100 Oz Future	Long	29	6/29/16	3,742,450	199,753
Live Cattle Future	Long	24	7/01/16	1,103,280	2,630
LME Copper Future	Long	24	7/20/16	3,030,300	88,289
LME Nickel Future	Long	10	6/14/16	565,685	46,960
LME Nickel Future	Long	10	6/17/16	565,710	52,324
LME Zinc Future	Long	8	6/14/16	386,990	30,969
Platinum Future	Long	61	7/29/16	3,289,120	402,633
Silver Future	Long	48	7/28/16	4,276,560	105,746
Sugar #11 (World)	Long	140	7/01/16	2,558,976	107,841
WTI Crude Future	Long	21	5/20/16	964,320	89,226
				$39,431,391	$2,830,927

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Depreciation
Coffee ‘C’ Future	Long	25	7/20/16	$1,139,063	$(42,719)
Copper Future	Short	(39)	7/28/16	(2,226,413)	(53,701)
Natural Gas Future	Long	15	5/27/16	326,700	(3,479)
WTI Crude Future	Short	(212)	5/21/16	(9,735,040)	(879,611)
				$(10,495,690)	$(979,510)

See Notes to Financial Statements.

27  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	April 30, 2016 (Unaudited)

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Dollars	Floating Rate/Fixed Amount Paid by Fund	Termination Date	Unrealized Appreciation
UBS	CRB 3m Fwd TR Index*	20,120,280	USB3MTA + 40 bps**	11/30/2016	$1,542,943
Citigroup	CRB 3m Fwd TR Index*	84,139,407	USB3MTA + 27 bps**	9/19/2016	6,452,783
Societe Generale	CRB 3m Fwd TR Index*	67,425,306	USB3MTA + 35 bps**	11/30/2016	5,172,213
Bank of America - Merrill Lynch	CRB 3m Fwd TR Index*	71,604,728	USB3MTA + 35 bps**	6/30/2016	5,491,477
Bank of America - Merrill Lynch	LME Copper Future	2,781,150	n/a	5/3/2016	166,350
Bank of America - Merrill Lynch	ML Aluminum GA6	7,391,492	USB3MTA + 10 bps**	6/30/2016	650,815
Bank of America - Merrill Lynch	ML eXtra Copper GA6	3,661,244	USB3MTA + 10 bps**	6/30/2016	154,610
Bank of America - Merrill Lynch	ML eXtra Silver GA6	1,088,060	USB3MTA + 10 bps**	6/30/2016	163,377
					$19,794,568

Swap Counterparty	Reference Obligation	Notional Dollars	Floating Rate/Fixed Amount Paid by Fund	Termination Date	Unrealized Appreciation
Bank of America - Merrill Lynch	MLCS Coffee J-F3	(2,706,779)	USB3MTA**	6/30/2016	$162,426
Bank of America - Merrill Lynch	LME Copper Future	(2,947,950)	n/a	5/3/2016	450
					$162,876
					$19,957,444

Swap Counterparty	Reference Obligation	Notional Dollars	Floating Rate/Fixed Amount Paid by Fund	Termination Date	Unrealized Depreciation
Bank of America - Merrill Lynch	ML eXtra Coffee GA6	2,796,258	USB3MTA + 10 bps**	6/30/2016	$(149,922)
					$(149,922)

Swap Counterparty	Reference Obligation	Notional Dollars	Floating Rate/Fixed Amount Paid by Fund	Termination Date	Unrealized Depreciation
Bank of America - Merrill Lynch	MLCS Copper J-F3	(3,635,836)	USB3MTA**	6/30/2016	$(152,987)
Bank of America - Merrill Lynch	MLCS Silver J-F3	(1,083,962)	USB3MTA**	6/30/2016	(162,508)
Bank of America - Merrill Lynch	MLCX Aluminum J-F3	(7,286,770)	USB3MTA**	6/30/2016	(711,430)
					$(1,026,925)
					$(1,176,847)

(a)	The Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the fund
*	CRB - Commodity Research Bureau
**	United States Auction Results 3 Month Treasury Bill High Discount

See Notes to Financial Statements.

28  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Assets and Liabilities	April 30, 2016 (Unaudited)

ASSETS
Investments, at value	$401,020,909
Cash	379,296
Foreign currency, at value (Cost $46,173)	47,001
Unrealized appreciation on total return swap contracts	19,957,444
Receivable for investments sold	40,955
Receivable for shares sold	281,555
Receivable for variation margin on futures contracts	226,558
Deposit with broker for futures contracts (Note 3)	102,268
Deposit with broker for credit default swap contracts (Note 3)	90,458
Deposit with broker for futures and options	2,667,690
Dividends and interest receivable	912,203
Prepaid expenses and other assets	17,998
Total Assets	425,744,335
LIABILITIES
Written options, at value (premiums received $69,458)	100,072
Payable due to broker for total return swap contracts	110,329
Payable for shares redeemed	82,413
Unrealized depreciation on total return swap contracts	1,176,847
Investment advisory fees payable	275,129
Administration and transfer agency fees payable	59,609
Distribution and services fees payable	20,996
Trustees’ fees and expenses payable	2,731
Professional fees payable	35,985
Accrued expenses and other liabilities	123,947
Total Liabilities	1,988,058
NET ASSETS	$423,756,277
NET ASSETS CONSIST OF
Paid-in capital	$477,622,675
Accumulated net investment loss	(3,526,403)
Accumulated net realized loss	(73,321,685)
Net unrealized appreciation	22,981,690
NET ASSETS	$423,756,277
INVESTMENTS, AT COST	$398,642,241

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$7.25
Net Assets	$27,322,461
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,769,830
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$7.67
Class C:
Net Asset Value, offering and redemption price per share(a)	$7.05
Net Assets	$8,025,461
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,138,194
Class I:
Net Asset Value, offering and redemption price per share	$7.25
Net Assets	$388,408,355
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	53,585,132

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

29  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Operations	For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends	$1,359,615
Foreign taxes withheld on dividends	(73,645)
Interest and other income, net of premium amortization and accretion of discount	(968,901)
Total Investment Income	317,069

EXPENSES
Investment advisory fees	1,567,952
Investment advisory fees - subsidiary	297,415
Administrative fees	223,527
Transfer agency fees	43,423
Distribution and service fees
Class A	39,195
Class C	36,977
Professional fees	27,968
Delegated transfer agent equivalent services
Class I	180,983
Reports to shareholders and printing fees	27,731
State registration fees	29,959
SEC registration fees	2,118
Insurance fees	2,043
Custody fees	33,701
Trustees’ fees and expenses	7,792
Miscellaneous expenses	10,823
Total Expenses	2,531,607
Less fees waived/reimbursed by investment advisor (Note 8)
Waiver of investment advisory fees - subsidiary	(297,415)
Class A	(2,829)
Class C	(824)
Class I	(49,089)
Net Expenses	2,181,450
Net Investment Loss	(1,864,381)
Net realized loss on investments	(24,444,152)
Net realized gain on written options	35,801
Net realized loss on futures contracts	(1,620,596)
Net realized loss on total return swap contracts	(19,533,973)
Net realized loss on foreign currency transactions	(3,348)
Net realized loss	(45,566,268)
Net change in unrealized appreciation on investments	34,816,497
Net change in unrealized appreciation on written options	1,295,589
Net change in unrealized appreciation on futures contracts	2,082,246
Net change in unrealized appreciation on total return swap contracts	15,393,801
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	7,583
Net change in unrealized appreciation	53,595,716
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,029,448
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,165,067

See Notes to Financial Statements.

30  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
OPERATIONS
Net investment loss	$(1,864,381)	$(3,322,396)
Net realized loss	(45,566,268)	(112,467,326)
Net change in unrealized appreciation/(depreciation)	53,595,716	(7,401,775)
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,165,067	(123,191,496)

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class I	–	(1,912,471)
Net Decrease in Net Assets from Distributions	–	(1,912,471)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	8,338,620	18,414,093
Class C	1,630,693	4,099,809
Class I	159,545,054	316,791,938
Dividends reinvested
Class I	–	1,791,360
Shares redeemed, net of redemption fees
Class A	(11,004,494)	(17,894,431)
Class C	(1,944,162)	(5,305,252)
Class I	(139,783,948)	(238,107,077)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	16,781,763	79,790,440

Net increase/(decrease) in net assets	22,946,830	(45,313,527)

NET ASSETS
Beginning of period	400,809,447	446,122,974
End of period *	$423,756,277	$400,809,447
*Including accumulated net investment loss of:	$(3,526,403)	$(1,662,022)

See Notes to Financial Statements.

31  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(b)		For the Year Ended April 30, 2012	For the Period June 29, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period(c)	$7.15		$9.56	$10.87		$10.40	$11.18		$14.28	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.04)		(0.09)	0.00	(e)	(0.06)	(0.03)		0.04	0.12
Net realized and unrealized gain/(loss)	0.14		(2.32)	(1.31)		0.53	(0.69)		(2.29)	4.87
Total from investment operations	0.10		(2.41)	(1.31)		0.47	(0.72)		(2.25)	4.99

DISTRIBUTIONS:
From net investment income	–		–	–		–	–		(0.83)	(0.71)
From net realized gains	–		–	–		–	–		(0.02)	–
Tax return of capital	–		–	–		–	(0.06)		–	–
Total distributions	–		–	–		–	(0.06)		(0.85)	(0.71)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(e)	0.00 (e)	0.00	(e)	0.00 (e)	0.00	(e)	0.00 (e)	0.00	(e)
Net increase/(decrease) in net asset value	0.10		(2.41)	(1.31)		0.47	(0.78)		(3.10)	4.28
Net asset value, end of period	$7.25		$7.15	$9.56		$10.87	$10.40		$11.18	$14.28

TOTAL RETURN(f)	1.40%		(25.21)%	(12.05)%		4.52%	(6.44)%		(15.77)%	51.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$27,322		$30,085	$39,971		$112,562	$104,234		$85,805	$37,060
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.39	%(g)	1.47%	1.46	%(g)	1.50%	1.50%		1.64%	2.59	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.37	%(g)(h)	1.45%	1.45	%(g)	1.45%	1.40	%(h)	1.45%	1.45	%(g)
Ratio of net investment income/(loss) to average net assets	(1.20	)%(g)	(1.12)%	0.09	%(g)	(0.60)%	(0.30)%		0.36%	1.08	%(g)
Portfolio turnover rate(i)	39%		52%	12%		28%	117%		264%	59%

See Notes to Financial Statements.

32  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(c)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(g)	Annualized.
(h)	According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended April 30, 2016 and April 30, 2013, for the prior fiscal year in the amount of 0.08% and 0.05% of average net assets of Class A shares respectively.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

33  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(b)	For the Year Ended April 30, 2012	For the Period June 29, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period(c)	$6.98		$9.39	$10.71		$10.31	$11.15	$14.19	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.06)		(0.14)	(0.04)		(0.12)	(0.10)	(0.05)	0.08
Net realized and unrealized gain/(loss)	0.13		(2.27)	(1.28)		0.52	(0.69)	(2.26)	4.87
Total from investment operations	0.07		(2.41)	(1.32)		0.40	(0.79)	(2.31)	4.95

DISTRIBUTIONS:
From net investment income	–		–	–		–	–	(0.71)	(0.76)
From net realized gains	–		–	–		–	–	(0.02)	–
Tax return of capital	–		–	–		–	(0.05)	–	–
Total distributions	–		–	–		–	(0.05)	(0.73)	(0.76)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	–		0.00 (e)	0.00	(e)	0.00 (e)	0.00 (e)	0.00 (e)	0.00	(e)
Net increase/(decrease) in net asset value	0.07		(2.41)	(1.32)		0.40	(0.84)	(3.04)	4.19
Net asset value, end of period	$7.05		$6.98	$9.39		$10.71	$10.31	$11.15	$14.19
TOTAL RETURN(f)	1.00%		(25.67)%	(12.32)%		3.88%	(7.10)%	(16.26)%	50.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$8,025		$8,335	$12,534		$13,996	$19,444	$18,095	$7,352
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.07	%(g)	2.07%	2.07	%(g)	2.10%	2.14%	2.24%	4.00	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.05	%(g)	2.05%	2.05	%(g)	2.05%	2.05%	2.05%	2.05	%(g)
Ratio of net investment income/(loss) to average net assets	(1.89	)%(g)	(1.74)%	(0.82	)%(g)	(1.16)%	(0.92)%	(0.42)%	0.72	%(g)
Portfolio turnover rate(h)	39%		52%	12%		28%	117%	264%	59%

See Notes to Financial Statements.

34  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(c)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

35  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(b)		For the Year Ended April 30, 2012	For the Period June 29, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period(c)	$7.15		$9.57	$10.87		$10.37	$11.12		$14.25	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.03)		(0.06)	(0.01)		(0.03)	(0.00	)(e)	0.10	0.13
Net realized and unrealized gain/(loss)	0.13		(2.31)	(1.29)		0.53	(0.69)		(2.32)	4.89
Total from investment operations	0.10		(2.37)	(1.30)		0.50	(0.69)		(2.22)	5.02

DISTRIBUTIONS:
From net investment income	–		(0.05)	–		–	–		(0.89)	(0.77)
From net realized gains	–		–	–		–	–		(0.02)	–
Tax return of capital	–		–	–		–	(0.06)		–	–
Total distributions	–		(0.05)	–		–	(0.06)		(0.91)	(0.77)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00	(e)	0.00 (e)	0.00	(e)	0.00 (e)	0.00	(e)	0.00 (e)	0.00	(e)
Net increase/(decrease) in net asset value	0.10		(2.42)	(1.30)		0.50	(0.75)		(3.13)	4.25
Net asset value, end of period	$7.25		$7.15	$9.57		$10.87	$10.37		$11.12	$14.25
TOTAL RETURN(f)	1.40%		(24.88)%	(11.96)%		4.82%	(6.16)%		(15.53)%	51.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$388,408		$362,389	$393,618		$266,293	$187,146		$83,497	$73,630
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.18	%(g)	1.17%	1.16	%(g)	1.16%	1.17%		1.33%	2.04	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(g)	1.15%	1.15	%(g)	1.15%	1.15%		1.15%	1.15	%(g)
Ratio of net investment income/(loss) to average net assets	(0.98	)%(g)	(0.73)%	(0.12	)%(g)	(0.26)%	(0.02)%		0.82%	1.19	%(g)
Portfolio turnover rate(h)	39%		52%	12%		28%	117%		264%	59%

See Notes to Financial Statements.

36  |  April 30, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(c)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

37  |  April 30, 2016

ALPS | Kotak India Growth Fund

Management Commentary	April 30, 2016 (Unaudited)

Performance
ALPS  |  Kotak  India  Growth  Fund  (the  “Fund”)  was  launched  on February 14, 2011. During the 6‐month period ended April 30, 2016 (hereinafter also  referred to  as  “the period”), the Fund’s  Class  A Shares, INDAX, delivered a total return of ‐3.98% at Net Asset Value, Class  C,  INFCX,  delivered  ‐5.12%  with  CDSC,  and  Class  I,  INDIX, delivered ‐3.75%. The Fund performed in line with the benchmark Nifty 500 Index which returned ‐3.42% during the period (without taking into account sales charges for Class A Shares).

The  period  began  with  prevailing  fears  of  a  slowing  Chinese economy. Coupled with fears of an imminent lift‐off to monetary policy normalization in the US, risk appetite  was low to start off with. In December 2015, in a unanimous decision the US Federal Reserve  Open  Market  Committee  (the  “Committee”)  raised  the target range for the federal funds rate by 25 basis points (bps) to 0.25%–0.5%, as  was  widely  expected. The  Committee reaffirmed that future rate increases are expected to be gradual and dependent on data. The median projection of the Committee for the federal funds rate indicated a hike of ~100 bps in 2016 at the time. During most of the period, crude oil and other commodity prices traded weak. Crude hit a multi‐year low below USD 28/barrel (bbl) before rebounding.  Risk  appetite  revived globally  in  March as  both  BOJ (Bank of Japan) and ECB (European Central Bank) expanded their stimulus programs to bolster their economies even as the US Federal Reserve  indicated  its  cognizance  of  a  fragile  global  recovery  and downside  risks to  being  aggressive on  the rate  hikes.  In  general, there  were  large  volatile  moves  across  currencies,  commodities, equities and bond markets during the period driven by G‐7 Central Bank decisions and policy pronouncements.

During the period, the Indian equity market also saw a see‐saw – correcting in line with a general global risk‐off until February 2016 and rebounding almost all the way back since then. On the India macro front, the RBI (Reserve Bank of India) cut the repo rate by 25 bps to 6.5% in April, while increasing the reverse repo rate by 25 bps to 6% (reducing the policy rate corridor to 50 bps from 100 bps) and also reducing Marginal Standing Facility (MSF) rate by 75 bps to 7% (reducing the reverse repo‐MSF spread to 100 bps from 200 bps). The RBI also introduced a revised liquidity management framework to lower the average liquidity deficit in the system. In INR (Indian National Rupee) terms, the Nifty 50, NSEMCAP, and NSE500 Index returned  ‐2.68%,  ‐0.33%,  and  ‐2.41%,  respectively,  during   the period.  On  the  currency  side,  the  INR  depreciated  to  as  low  as 68.7/USD in Feb 2016 but then appreciated to 66.4/USD at the end of April 2016. The period saw almost flat net foreign institutional investor (FII) inflows of USD 5 million (mn) into the Indian equity market – with large out flows in November 2015, January 2016 and February  2016.  On  the  other  hand,  the  domestic  institutional investors poured in almost USD 2.9 billion (bn) into Indian stocks during the period.

Some of the key developments and events during the period were:

●	The period saw volatility across asset classes and actions and statements of central bankers and their monetary stance were keenly watched for indications on how global liquidity will ebb and flow.
●	India’s Union Budget (announced in Feb 2016) pegged the central Fiscal Year (FY)‐ending Mar 31, 2017 Gross Federal Debt (GFD) to Gross Domestic Product (GDP) ratio at 3.5% with net tax revenue growth at 11%, non‐tax revenue growth at 25%, divestment receipts at Rs565 bn and expenditure growth at 11%. Revenue expenditure growth was at 12% while capital expenditure growth was pegged at 4%.
●	In India, inflation continued on a declining trajectory for most of the period, however picked up sharply in April 2016. Consumer Price Inflation (CPI) surged unexpectedly to 5.4% in April after moderating to 4.8% in March 2016. The increase in inflation in April was largely on account of food inflation, along with a mild unfavorable base effect. Until March, the moderation in inflation had been broad‐based across categories ‐ pulses, vegetables, eggs, milk and oil & fats.
●	India Wholesale Price Inflation (WPI) finally turned positive in April after almost 17 months of consecutive contraction. April WPI inflation printed 0.34% after ‐0.85% in March and ‐2.5% average inflation in FY‐ending March 2016. While the favorable base effect has started to wane, some sequential strength across most of the sub‐components helped the positive year‐on‐year print.
●	India’s Infrastructure output, comprising eight core sectors of the Index of Industrial Production, (IIP) (wt. 37.9% in the IIP), grew 6.4% in March 2016, as against growth of 5.7% in February – showing a strengthening trend during the period. For the FY‐ending Mar 31, 2016 however average core IIP growth stood at 2.7% compared to 4.5% in FY‐ending Mar 31, 2015 indicating a nascent recovery.
●	Compared to Indian union government’s revised estimates of Rs14.55 trillion (tn) for tax collections, actual collections were Rs14.6 tn for FY‐ending Mar 31, 2016; a growth of 17.6% over last year. Indirect taxes collections were at Rs7.1 tn; an increase of Rs98.9 bn over revised estimate while direct tax collections were at Rs7.48 tn; marginally lower than revised estimate of Rs7.52 tn.
●	The union government’s UDAY scheme (or the “Ujwal DISCOM Assurance Yojana”) aimed at the restructuring of the country’s ailing power distribution sector saw good response from the state governments. With now 10 states on‐boarded, 45% of the distribution companies debt (~Rs1.96 tn) would be restructured. It was reported that an overall net benefit of ~Rs9.6 bn would accrue to the state by opting to participate in UDAY through savings in interest cost, reduction in transmission losses, interventions in energy efficiency, coal reforms, etc. during the period of turnaround.

38  |  April 30, 2016

ALPS | Kotak India Growth Fund

Management Commentary	April 30, 2016 (Unaudited)

●	The Indian government constituted the Bank Board Bureau which will make recommendations on selection of heads of public sector banks and financial institutions, and develop strategies and capital raising plans. The Bureau has started functioning from April 1, 2016. Mr. Vinod Rai (former Comptroller Auditor General) has been instituted as the Chairman of the board along with three ex‐officio members and three expert members.
●	India’s Cabinet approved a new crop insurance scheme which seeks to improve upon the existing scheme and double the coverage to 50% of the farmers. There will be a uniform premium of only 2% to be paid by farmers for all kharif crops and 1.5% for all rabi crops. In case of annual commercial and horticultural crops, the premium to be paid by farmers will be only 5%. The balance premium will be paid by the Government to provide full insured amount to the farmers against crop loss on account of natural calamities.

Portfolio Composition
The portfolio continues to be positioned in a way as to benefit from a revival in the economy and improving macroeconomic tailwinds from the four broad investment themes in India – consumption lead by  favorable  demographics,  financial  services,  infrastructure  and outsourcing.  The  fund  mandate  is  flexible  to  invest  across  the spectrum of market capitalizations in order to take advantage of any opportunistic  mispricing  arising  from  market conditions,  valuation differential, earnings growth or liquidity flows.

For the 6‐month period ending April 30, 2016, Cement & Cement Products (600bps), Banking & Finance (180bps), Paints (110bps) and Information  Technology  (90bps)  are  the  largest  over‐weights compared  to  benchmark,  while  Utilities  (‐270bps),  Oil  &  Gas  (‐270bps), Telecom (‐230bps) and Metals & metal Products (‐180bps) are  the  largest  underweights  in  the  portfolio  as  against  the benchmark. In terms of market capitalization focus, as of April 30, 2016, the Fund is invested 70.7% in large caps, 24.6% in midcaps and 2.1% in small‐caps. Over the last 12 months, exposure to midcap and small‐cap companies has remained in the range of 22%‐26% of the Fund.  Thematically,  Consumption  (at  ~32%  of  portfolio)  and Financials (at ~27% of portfolio) constitute the most bullish themes, while Infrastructure (at ~8% of exposure) is the smallest thematic bet in the portfolio as of the period end.

During the period, some of the quality names within our favored sectors where we initiated new exposure and continue to hold onto the positions are Equitas Holdings and HCG Ltd. Max India (new) and Max  Ventures are  two  new holdings  as  yet  unlisted  which  were demerged out of Max India – which we maintain in the portfolio. We exited  Crompton  Greaves  power  business  completely  which demerged its consumer business. We continue to hold the consumer business of Crompton Greaves. We also exited Just Dial, MBL Infra and Tata Communication.

Outlook
After a big rise in March, the Indian equity markets continued its upward momentum in April 2016 buoyed by the positive forecasts for  monsoon  2016. While  the economy is  yet to  see a  full  scale recovery, especially in the rural economy, there are many indicators which are showing signs of a pickup and unlike the previous quarter where these positive green shoots were far and few in‐between, this time it’s much more broad‐based. We are seeing year on year and sequential  positive  growth  in  autos  across  the  personal  and commercial  segment,  diesel  and  petrol  consumption,  building materials  ‐  paints,  pipes  and  tiles,  cement, electricity generation, airline  traffic,  consumer  credit,  mortgage,  insurance,  among  the main ones. The output of the eight core industries rose by 6.4% in March 2016 at its fastest pace in the last 16 months.

What haven’t yet picked up are investments ‐ both private sector and infrastructure  barring  roads,  corporate  credit,  agricultural  output, housing and real estate, and there seems to be limited visibility of pick up in near term. We would like to highlight that the recovery has to be seen in context of a much stressed rural economy and a tight liquidity stance by the central bank. We are hopeful that as the rural economy recovers on the back of a normal monsoon and the benefits of easier monetary conditions in the economy flow through, this recovery may be sustained. However, it will be more pronounced in the second half FY17 (October 2016 to March 2017) rather than in next two quarters as the impact on monsoon will start kicking in by then.

While the macro has been stabilizing over the past many quarters, the corporate earnings cycle has been disappointing. Midway in the current earnings season, we are seeing better trends than we saw in the previous quarters but we are yet to see an all‐round earnings recovery. Consumer credit focused private bank, building material, telecom services, cement, Non‐Banking Financial services companies (NBFC), consumer staples, consumer durables have seen better than expected  numbers  whereas  IT  services,  corporate  banks,  were weaker  than  expected.  Corporate  lenders  that  have  declared numbers so far have taken a significant asset quality provisioning and  that  has  dragged their  profitability  meaningfully and  we see elevated credit cost for the corporate lenders in the coming quarters also. While we are yet to see a change from a downward earnings revision cycle to an upward revision cycle, we expect earnings to grow by a healthy mid to high teens over the next two years on the back of  economic recovery and  lower  base  of  earnings.  Markets have moved to around 17x one year forward earnings and earnings recovery hold the key from here.

Important Notice
Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the Fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Nitin Jain – Portfolio Manager

39  |  April 30, 2016

ALPS | Kotak India Growth Fund

Management Commentary	April 30, 2016 (Unaudited)

Basis Point – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

PE – A valuation ratio of a company's current share price compared to its per-share earnings.

Nifty 50 is an Index computed from performance of 50 top stocks from different sectors listed on the NSE (India’s National Stock Exchange). The companies which form the Nifty 50 may vary from time to time based on many factors considered by the NSE.

NSE500 is an Index of India comprised of the top 500 companies listed on the NSE.

NSEMCAP is an index of Midcap securities listed on the NSE.

The   views   of   the   author   and   information   discussed   in   this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment  or  markets  in  general.  Such  information  does  not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained  in  this  letter  has  been  derived  from  several  sources believed to  be  reliable  and  accurate at  the  time  of  compilation. Neither ALPS Advisors, Inc., Kotak Mahindra (UK) Limited, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

40  |  April 30, 2016

ALPS | Kotak India Growth Fund

Performance Update	April 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2016)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-3.98%	-5.04%	9.96%	4.01%	4.54%	3.51%	2.00%
Class A (MOP)	-9.25%	-10.27%	7.91%	2.85%	3.41%
Class C (NAV)	-4.29%	-5.60%	9.20%	3.36%	3.85%	4.11%	2.60%
Class C (CDSC)	-5.12%	-6.42%	8.92%	3.18%	3.68%
Class I	-3.75%	-4.64%	10.35%	4.43%	4.92%	3.10%	1.60%
Nifty 500 Index[1]	-3.42%	-5.09%	6.27%	0.51%	2.17%
MSCI India Index Total Return[2]	-4.43%	-6.61%	2.58%	-1.58%	-0.01%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

41  |  April 30, 2016

ALPS | Kotak India Growth Fund

Performance Update	April 30, 2016 (Unaudited)

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the funds original investment.

[1]
Nifty 500 Index (formerly the CNX 500 Index) - India's first broad based benchmark of the Indian capital market. The Nifty 500 companies are disaggregated into 72 industry indices. Industry weightages in the index reflect the industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	MSCI India Index - designed to measure the performance of the large and mid cap segments of the Indian market. With 64 constituents, the index covers approximately 85% of the Indian equity universe.
^	Fund inception date of February 14, 2011.
*	What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2017. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified. Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Top Ten Holdings (as a % of Net Assets)†

Infosys, Ltd.	6.64%
HDFC Bank, Ltd.	5.67%
Tata Consultancy Services, Ltd.	3.80%
ICICI Bank, Ltd.	3.58%
Axis Bank, Ltd.	3.28%
ITC, Ltd.	3.15%
IndusInd Bank, Ltd.	3.11%
Sun Pharmaceutical Industries, Ltd.	3.10%
Housing Development Finance Corp., Ltd.	2.63%
Tata Motors, Ltd., Class A	2.57%
Top Ten Holdings	37.53%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

42  |  April 30, 2016

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	April 30, 2016

	Shares	Value (Note 2)
COMMON STOCKS (97.64%)
Consumer Discretionary (11.15%)
Auto Components (2.56%)
Motherson Sumi Systems, Ltd.	39,900	$151,383
MRF, Ltd.	425	216,163
		367,546

Automobiles (6.51%)
Maruti Suzuki India, Ltd.	6,280	358,453
Tata Motors, Ltd., Class A(a)	82,700	370,347
TVS Motor Co., Ltd.	43,200	207,786
		936,586

Household Durables (0.76%)
Crompton Greaves Consumer Electricals, Ltd.(a)(b)	64,950	108,985

Media (1.32%)
Dish TV India, Ltd.(a)	139,000	189,231

TOTAL CONSUMER DISCRETIONARY		1,602,348

Consumer Staples (9.50%)
Beverages (1.13%)
United Breweries, Ltd.	14,200	162,937

Food Products (1.95%)
Britannia Industries, Ltd.	6,520	281,000

Household Products (0.93%)
Jyothy Laboratories, Ltd.	29,000	132,924

Personal Products (2.34%)
Colgate-Palmolive India, Ltd.	19,025	241,059
Emami, Ltd.	6,300	95,587
		336,646

Tobacco (3.15%)
ITC, Ltd.	92,500	452,852

TOTAL CONSUMER STAPLES		1,366,359

Energy (4.43%)
Oil, Gas & Consumable Fuels (4.43%)
Hindustan Petroleum Corp., Ltd.	29,100	365,341
Reliance Industries, Ltd.	18,400	272,016
		637,357

TOTAL ENERGY		637,357

Financials (27.82%)
Commercial Banks (20.50%)
Axis Bank, Ltd.	66,500	472,572
	Shares	Value (Note 2)
Commercial Banks (continued)
Bank of Baroda	85,800	$203,655
HDFC Bank, Ltd.	47,992	815,331
ICICI Bank, Ltd.	145,800	515,501
IndusInd Bank, Ltd.	28,335	447,182
State Bank of India	80,150	227,704
Yes Bank, Ltd.	18,750	265,785
		2,947,730

Consumer Finance (2.05%)
Shriram Transport Finance Co., Ltd.	7,900	112,177
SKS Microfinance, Ltd.(a)	20,036	181,940
		294,117

Diversified Financial Services (1.34%)
Equitas Holdings, Ltd.(a)(c)	30,000	63,388
Multi Commodity Exchange of India, Ltd.	9,750	129,059
		192,447

Insurance (1.30%)
Max Financial Services, Ltd.	34,043	186,980

Thrifts & Mortgage Finance (2.63%)
Housing Development Finance Corp., Ltd.	23,100	378,545

TOTAL FINANCIALS		3,999,819

Health Care (7.97%)
Health Care Equipment & Services (0.32%)
MAX India, Ltd.(a)(b)	26,325	46,619

Health Care Providers & Services (0.58%)
HealthCare Global Enterprises, Ltd.(a)	30,000	82,904

Pharmaceuticals (7.07%)
Cadila Healthcare, Ltd.	30,445	150,071
Cipla, Ltd.	25,550	206,466
Lupin, Ltd.	8,850	213,951
Sun Pharmaceutical Industries, Ltd.	36,500	445,739
		1,016,227

TOTAL HEALTH CARE		1,145,750

Industrials (9.69%)
Construction & Engineering (2.56%)
Larsen & Toubro, Ltd.	19,500	368,018

Electrical Equipment (3.39%)
Amara Raja Batteries, Ltd.	17,100	246,075
Finolex Cables, Ltd.	30,300	130,909

43  |  April 30, 2016

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
Electrical Equipment (continued)
V-Guard Industries, Ltd.	7,762	$110,959
		487,943

Machinery (1.70%)
Thermax, Ltd.	8,733	101,526
Timken India, Ltd.(a)	18,400	142,415
		243,941

Miscellaneous Manufacturer (0.66%)
Solar Industries India, Ltd.	1,865	95,318

Transportation Infrastructure (1.38%)
Gateway Distriparks, Ltd.	38,400	161,024
IL&FS Transportation Networks, Ltd.	32,512	36,492
		197,516

TOTAL INDUSTRIALS		1,392,736

Information Technology (13.80%)
Computers (0.40%)
Persistent Systems, Ltd.	5,101	57,027

IT Services (13.40%)
HCL Technologies, Ltd.	21,400	241,591
Infosys, Ltd.	52,500	955,070
Tata Consultancy Services, Ltd.	14,325	546,977
Tech Mahindra, Ltd.	25,000	182,893
		1,926,531

TOTAL INFORMATION TECHNOLOGY		1,983,558

Materials (13.28%)
Auto Parts & Equipment (0.52%)
Gulf Oil Lubricants India, Ltd.	9,313	75,783

Chemicals (3.92%)
Akzo Nobel India, Ltd.	8,440	169,022
Bayer CropScience, Ltd.	1,374	82,694
Berger Paints India, Ltd.	40,061	155,289
Max Venture & Industries, Ltd.(a)(b)	5,265	2,197
Supreme Industries, Ltd.	12,800	154,221
		563,423

Construction Materials (8.84%)
ACC, Ltd.	4,871	105,794
Century Textiles & Industries, Ltd.	17,000	163,112
JK Cement, Ltd.	18,000	160,521
Orient Cement, Ltd.	49,974	111,038
The Ramco Cements, Ltd.	39,304	266,301
Shree Cement, Ltd.	990	189,256
	Shares	Value (Note 2)
Construction Materials (continued)
Ultratech Cement, Ltd.	5,770	$274,701
		1,270,723

TOTAL MATERIALS		1,909,929

TOTAL COMMON STOCKS (Cost $14,167,147)		14,037,856

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.14%)
Money Market Fund (0.14%)
Dreyfus Cash Advantage Fund, Institutional Class	0.358%	20,560	20,560

TOTAL SHORT TERM INVESTMENTS (Cost $20,560)			20,560

TOTAL INVESTMENTS (97.78%) (Cost $14,187,707)			$14,058,416

Other Assets In Excess Of Liabilities (2.22%)			319,516

NET ASSETS (100.00%)			$14,377,932

(a)	Non-Income Producing Security.
(b)
Fair valued security; valued by management in accordance with the procedures approved by the Fund’s Board of Trustees. As of April 30, 2016, these securities had a total value of $157,801 or 1.10% of total net assets.

(c)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2016 the aggregate market value of those securities was $63,388 representing 0.44% of net assets.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

44  |  April 30, 2016

ALPS | Kotak India Growth Fund

Consolidated Statement of Assets and Liabilities	April 30, 2016 (Unaudited)

ASSETS
Investments, at value	$14,058,416
Cash	15,138
Foreign currency, at value (Cost $301,966)	302,515
Receivable for investments sold	47,424
Receivable for shares sold	49,000
Dividends receivable	19
Receivable due from advisor	8,273
Prepaid expenses and other assets	27,041
Total Assets	14,507,826
LIABILITIES
Payable for investments purchased	20,697
Payable for shares redeemed	4,579
Administration and transfer agency fees payable	23,179
Distribution and services fees payable	10,774
Trustees' fees and expenses payable	1,989
Professional fees payable	28,003
Accrued expenses and other liabilities	40,673
Total Liabilities	129,894
NET ASSETS	$14,377,932
NET ASSETS CONSIST OF
Paid-in capital	$14,821,111
Accumulated net investment loss	(176,263)
Accumulated net realized loss	(138,211)
Net unrealized depreciation	(128,705)
NET ASSETS	$14,377,932
INVESTMENTS, AT COST	$14,187,707
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$10.44
Net Assets	$4,938,905
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	473,113
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.05
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.08
Net Assets	$1,826,807
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	181,174
Class I:
Net Asset Value, offering and redemption price per share	$10.65
Net Assets	$7,612,220
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	715,071

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

45  |  April 30, 2016

ALPS | Kotak India Growth Fund

Consolidated Statement of Operations	For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends	$37,549
Total Investment Income	37,549

EXPENSES
Investment advisory fees	90,653
Administrative fees	72,193
Transfer agency fees	679
Distribution and service fees
Class A	10,091
Class C	8,957
Professional fees	21,683
Reports to shareholders and printing fees	2,177
State registration fees	19,209
SEC registration fees	73
Insurance fees	89
Custody fees	40,915
Trustees' fees and expenses	2,201
Miscellaneous expenses	17,621
Total Expenses	286,541
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(49,865)
Class C	(17,748)
Class I	(75,838)
Net Expenses	143,090
Net Investment Loss	(105,541)
Net realized loss on investments	(274,618)
Net realized gain on foreign currency transactions	263,193
Net realized loss	(11,425)
Net change in unrealized depreciation on investments	(602,043)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,662
Net change in unrealized depreciation	(600,381)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(611,806)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(717,347)

See Notes to Financial Statements.

46  |  April 30, 2016

ALPS | Kotak India Growth Fund

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
OPERATIONS
Net investment loss	$(105,541)	$(165,162)
Net realized gain/(loss)	(11,425)	2,432,455
Net change in unrealized depreciation	(600,381)	(2,669,602)
Net Decrease in Net Assets Resulting from Operations	(717,347)	(402,309)

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	–	(79,832)
Class C	–	(13,011)
Class I	–	(89,195)
Dividends to shareholders from net realized gains
Class A	(736,575)	(174,473)
Class C	(259,740)	(45,295)
Class I	(1,091,978)	(266,183)
Net Decrease in Net Assets from Distributions	(2,088,293)	(667,989)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	291,951	3,689,065
Class C	53,000	1,063,029
Class I	589,468	4,898,712
Dividends reinvested
Class A	680,347	225,433
Class C	254,983	55,484
Class I	1,079,850	348,314
Shares redeemed, net of redemption fees
Class A	(941,223)	(3,230,457)
Class C	(103,778)	(551,771)
Class I	(1,158,746)	(4,977,421)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	745,852	1,520,388

Net increase/(decrease) in net assets	(2,059,788)	450,090

NET ASSETS
Beginning of period	16,437,720	15,987,630
End of period *	$14,377,932	$16,437,720
*Including accumulated net investment loss of:	$(176,263)	$(70,722)

See Notes to Financial Statements.

47  |  April 30, 2016

ALPS | Kotak India Growth Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period February 14, 2011 (Inception) to April 30, 2011
Net asset value, beginning of period(b)	$12.57		$13.20		$9.99		$9.47		$8.22	$10.35	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.08)		(0.14)		0.01		(0.02)		(0.07)	(0.08)	(0.04)
Net realized and unrealized gain/(loss)	(0.44)		0.06		3.20		0.54		1.32	(2.04)	0.39
Total from investment operations	(0.52)		(0.08)		3.21		0.52		1.25	(2.12)	0.35

DISTRIBUTIONS:
From net investment income	–		(0.17)		–		–		–	–	–
From net realized gains	(1.61)		(0.38)		–		–		–	(0.01)	–
Total distributions	(1.61)		(0.55)		–		–		–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00 (d)	0.00 (d)	0.00	(d)
Net increase/(decrease) in net asset value	(2.13)		(0.63)		3.21		0.52		1.25	(2.13)	0.35
Net asset value, end of period	$10.44		$12.57		$13.20		$9.99		$9.47	$8.22	$10.35
TOTAL RETURN(e)	(3.98)%		(0.65)%		32.13%		5.49%		15.21%	(20.44)%	3.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,939		$5,906		$5,536		$5,211		$4,681	$2,404	$935
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.98	%(f)	3.51%		4.92	%(f)	6.51%		7.99%	12.42%	69.96	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.00	%(f)	1.96	%(g)	1.90	%(f)(g)	1.88	%(g)	2.00%	2.00%	2.00	%(f)
Ratio of net investment income/(loss) to average net assets	(1.48	)%(f)	(1.03)%		0.19	%(f)	(0.27)%		(0.82)%	(0.89)%	(1.82	)%(f)
Portfolio turnover rate(h)	8%		58%		28%		65%		93%	114%	9%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)
According to the Fund's shareholder services plan with respect to the Fund's Class A shares, any amount of such payment not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended October 31, 2015, for the prior fiscal year in the amount of 0.04% of average net assets of Class A shares, during the period ended October 31, 2014, for the prior fiscal year in the amount of 0.10% (annualized) of average net assets of Class A shares and during the year ended April 30, 2014, for the prior fiscal year in the amount of 0.12% of average net assets of Class A shares.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

48  |  April 30, 2016

ALPS | Kotak India Growth Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period February 14, 2011 (Inception) to April 30, 2011
Net asset value, beginning of period(b)	$12.23		$12.88	$9.77		$9.34	$8.15	$10.32	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.10)		(0.21)	(0.03)		(0.09)	(0.12)	(0.13)	(0.05)
Net realized and unrealized gain/(loss)	(0.44)		0.05	3.14		0.52	1.31	(2.03)	0.37
Total from investment operations	(0.54)		(0.16)	3.11		0.43	1.19	(2.16)	0.32

DISTRIBUTIONS:
From net investment income	–		(0.11)	–		–	–	–	–
From net realized gains	(1.61)		(0.38)	–		–	–	(0.01)	–
Total distributions	(1.61)		(0.49)	–		–	–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		–	0.00	(d)	–	–	0.00 (d)	–
Net increase/(decrease) in net asset value	(2.15)		(0.65)	3.11		0.43	1.19	(2.17)	0.32
Net asset value, end of period	$10.08		$12.23	$12.88		$9.77	$9.34	$8.15	$10.32
TOTAL RETURN(e)	(4.29)%		(1.34)%	31.83%		4.60%	14.60%	(20.97)%	3.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,827		$1,965	$1,497		$875	$924	$435	$466
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.58	%(f)	4.11%	5.57	%(f)	7.26%	8.54%	13.39%	69.64	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.60	%(f)	2.60%	2.60	%(f)	2.60%	2.60%	2.60%	2.60	%(f)
Ratio of net investment loss to average net assets	(2.08	)%(f)	(1.67)%	(0.50	)%(f)	(1.00)%	(1.42)%	(1.49)%	(2.42	)%(f)
Portfolio turnover rate(g)	8%		58%	28%		65%	93%	114%	9%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

49  |  April 30, 2016

ALPS | Kotak India Growth Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period February 14, 2011 (Inception) to April 30, 2011
Net asset value, beginning of period(b)	$12.76		$13.29	$10.04		$9.55		$8.25	$10.34	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.06)		(0.09)	0.03		0.00	(d)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain/(loss)	(0.44)		0.06	3.22		0.54		1.34	(2.04)	0.37
Total from investment operations	(0.50)		(0.03)	3.25		0.54		1.30	(2.08)	0.34

DISTRIBUTIONS:
From net investment income	–		(0.13)	–		(0.05)		–	–	–
From net realized gains	(1.61)		(0.38)	–		–		–	(0.01)	–
Total distributions	(1.61)		(0.51)	–		(0.05)		–	(0.01)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(d)	0.01	0.00	(d)	–		0.00 (d)	0.00 (d)	–
Net increase/(decrease) in net asset value	(2.11)		(0.53)	3.25		0.49		1.30	(2.09)	0.34
Net asset value, end of period	$10.65		$12.76	$13.29		$10.04		$9.55	$8.25	$10.34
TOTAL RETURN(e)	(3.75)%		(0.23)%	32.37%		5.70%		15.76%	(20.23)%	3.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,612		$8,567	$8,955		$1,945		$2,149	$1,609	$568
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.58	%(f)	3.10%	4.49	%(f)	6.28%		7.65%	12.05%	96.67	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.60	%(f)	1.60%	1.60	%(f)	1.60%		1.60%	1.60%	1.60	%(f)
Ratio of net investment income/(loss) to average net assets	(1.08	)%(f)	(0.67)%	0.50	%(f)	0.00	%(g)	(0.42)%	(0.49)%	(1.36	)%(f)
Portfolio turnover rate(h)	8%		58%	28%		65%		93%	114%	9%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Less than 0.005%
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

50  |  April 30, 2016

ALPS | Metis Global Micro Cap Fund

Management Commentary	April 30, 2016 (Unaudited)

Market Commentary
The S&P Global Broad Market Index of companies with less than $500 million of market capitalization (the S&P Global BMI < $500 million, hereinafter) increased 2.3% over the six months ended 04/30/16. The performance reflects a strong reversal considering the Index was down - 9.1% cumulative return at the end of February. For the first three months of the period, several factors contributed to a global market downturn which hit a bottom in January. At its December 2015 policy meeting, the US Federal Reserve raised interest rates for the first time in a decade. While the rate increase was meager (25 basis points at midpoint), the shift to a more hawkish monetary policy rattled the global markets.

The downside was exacerbated by a sharp decline in oil, which lost nearly 30% of its value by the end of January. In addition, concerns about a hard landing in China resurfaced as GDP data released by the Chinese government detailed a growth rate of 6.9% in 2015, marking the slowest growth in a quarter century. Finally, January came to a close with an announcement from the Bank of Japan that it would apply a negative 0.1% interest to excess reserves from financial institutions. The shift to negative interest rates was greeted apprehensively by the market.

Fund Review
The ALPS|Metis Global Micro Cap Fund (the “Fund”) Class I Shares returned 7.00% from inception (12/23/15) through the period end date of 04/30/16. The Fund outperformed the 4.12% return of the benchmark S&P Global BMI < $500 million by 288 basis points (bps). The Fund capitalized on overweight positions in sectors such as Energy and Metals & Mining that experienced sharp increases in the period. Relative performance also benefitted from strong stock selection in sectors the Fund was underweight such as Information Technology (IT) and Health Care. Overall, the Fund achieved positive returns across the market, with Telecommunication Services shares being the sole investments to exhibit negative returns.

A significant portion of the Fund’s outperformance in the period was driven by a mean reversion of “classic” value sectors which had come under pressure for various themes inducing fear of potential underperformance. Mid-February marked the start of a significant rally in commodity prices, with oil increasing approximately 45.2% by period end. The prices of gold and silver also rallied by 14.4% and 24.2%, respectively.

Not surprisingly, the Fund’s holding of Australian gold miner shares experienced sharp increases. Shares of Resolute Mining Limited, Beadell Resources Ltd., and Regis Resources Limited rose by double-to-triple digit percentages. Returns from Oil & Gas related holdings were equally magnified, led by Senex Energy Limited, Denbury Resources Inc., and Approach Resources Inc. The speed of the reversal is noteworthy and, in our view, exemplifies the importance of our objective investment process cornerstoned on disciplined and non-emotional trading.

A second theme supporting performance was the Fund’s underweight positions in growth sectors such as IT and Health Care, which have struggled in recent periods as investors’ risk appetite has waned. The underweight effect was magnified by strong stock selection within these sectors where the Fund did own companies, particularly in the Japanese software (Computer Engineering & Consulting Ltd.; Miroku Jyoho Service Co., Ltd.; and Systena Corporation) and US Pharmaceutical industries (Pain Therapeutics, Inc.; SciClone Pharmaceuticals, Inc.; LifeVantage Corporation; and Juniper Pharmaceuticals, Inc.).

Detractors from relative performance for the period included Financial shares in Japan, which declined given the government adoption of negative interest rates mentioned previously. The drag from these shares, however, was somewhat mitigated by the Fund’s strong contribution in Insurance and Consumer Finance holdings. The Financial sector in totality yielded a positive absolute return for the period. The Fund’s only sector with a negative return was the Diversified Telecommunication Services, driven primarily by declines of magicJack VocalTec Ltd. and Hawaiian Telcom Holdco, Inc. subsequent to disappointing earnings announcements.

Strategy and Outlook
The Fund is managed with a bottom-up investment approach with valuation being the key criteria. Once an investable opportunity set is assembled, securities are valued along two successive valuation approaches: i) valuation based on the company’s specific global industry, and ii) valuation based on the overall embedded business value of the company. Portfolio construction at Metis is a purely systematic process directly driven by a security’s score: only those securities with the highest scores are considered for the portfolio. Metis optimizes the portfolio with our value based scoring system, resulting in the highest scoring stocks receiving the greatest weight. Country and industry weightings are a residual of this bottom-up scoring process and position the portfolio where we find the greatest value globally.

On a country basis, our largest overweight position is Japan, a country where we are uncovering deeply discounted opportunities as a result of concerns about macroeconomic growth. Valuation metrics such as price-to-book and price-to-earnings ratios are well below historical (10 year) averages in Japan. The Fund’s portfolio holdings also have attractive dividend yields supported by high levels of on balance sheet cash and equivalents. These trends are noteworthy given that Japan’s micro-cap market is the second best performer amongst developed countries over the last five years (as of 04/30/16) and has a history of outperforming indices based on other capitalization levels.

While the state of the Japanese economy has been the subject of much debate recently, nearly a third of the Fund’s Japanese holdings generate a significant portion of revenue internationally. Accordingly, the success of these firms may not be entirely dependent on domestic demand. These stocks are concentrated primarily in sectors the Fund is most overweight (industrials, materials, and consumer discretionary).

51  |  April 30, 2016

ALPS | Metis Global Micro Cap Fund

Management Commentary	April 30, 2016 (Unaudited)

The Fund is also overweight positions in the US and Australia. US holdings are primarily concentrated in cyclical industries such as Machinery; Oil, Gas, & Consumable Fuels; Consumer Services; and Metals & Mining. Australian holdings follow a similar pattern with concentrations in Metals & Mining; Media; and Construction & Engineering. This positioning is consistent with market concerns about global macroeconomic growth and recent volatility in commodity prices.

The Fund is underweight Emerging Markets countries. The primary underweight positions are in China, Taiwan, Malaysia, and India as valuations in these areas have been less attractive relative to other regions.

Thank you for your continued support and investment in the ALPS|Metis Global Micro Cap Fund.

Machel Allen, CFA
President and Chief Investment Officer

Michael Blasi, CFA
Research Analyst

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Metis Global Partners, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

The Fund is new and has limited operating history.

52  |  April 30, 2016

ALPS | Metis Global Micro Cap Fund

Performance Update	April 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2016)

	Since Inception^	Total Expense Ratio	What You Pay*
ALPS | Metis Global Micro Cap Fund - A - NAV	6.90%	2.16%	2.10%
ALPS | Metis Global Micro Cap Fund - A - MOP	1.04%
ALPS | Metis Global Micro Cap Fund - C - NAV	6.70%	2.76%	2.70%
ALPS | Metis Global Micro Cap Fund - C - CDSC	5.70%
ALPS | Metis Global Micro Cap Fund - I - NAV	7.00%	1.76%	1.70%
S&P Global BMI Under $500 Million Index[1]	4.12%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days.

Performance less than 1 year is cumulative.

53  |  April 30, 2016

ALPS | Metis Global Micro Cap Fund

Performance Update	April 30, 2016 (Unaudited)

[1]
The S&P Global BMI Under $500 Million Index with net dividends is a comprehensive, rules-based index measuring global stock market performance of micro- and small- capitalization companies. It represents all issues in the S&P Global BMI (Broad Market Index (BMI) whose market capitalization at time of index constitution is less than $500 million. The S&P Global <$500M Index includes companies from both developed and emerging nations. An investor may not invest directly in an index.

^	Fund inception date of December 23, 2015.
*	What You Pay reflects the Advisor's decision to contractually limit expenses through February 28, 2017. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

The ALPS | Metis Global Micro Cap Fund is new and has limited operating history.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets)†

Resolute Mining, Ltd.	1.62%
Endeavour Silver Corp.	1.22%
Beadell Resources, Ltd.	0.92%
Ampco-Pittsburgh Corp.	0.84%
Gold Resource Corp.	0.84%
Sammok S-Form Co., Ltd.	0.69%
Computer Engineering & Consulting, Ltd.	0.67%
Chart Industries, Inc.	0.65%
Hardinge, Inc.	0.64%
Seven West Media, Ltd.	0.64%
Top Ten Holdings	8.73%

Top Ten Country Allocation (as a % of Net Assets)†

Japan	31.85%
United States	29.23%
Australia	7.49%
Canada	5.35%
South Korea	5.34%
Taiwan	3.93%
Hong Kong	2.46%
Brazil	1.67%
Great Britain	1.51%
France	1.37%
Top Ten Country Allocation	90.20%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only. Excludes cash & cash equivalents.

54  |  April 30, 2016

ALPS | Metis Global Micro Cap Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (95.62%)
Australia (7.49%)
Beadell Resources, Ltd.(a)	434,720	$103,643
Bradken, Ltd.(a)	85,554	58,832
Cedar Woods Properties, Ltd.	11,070	35,788
Monadelphous Group, Ltd.	11,215	64,580
Reckon, Ltd.	22,678	24,061
Regis Resources, Ltd.	30,546	67,936
Resolute Mining, Ltd.(a)	243,781	183,240
Sandfire Resources NL	12,862	57,508
Senex Energy, Ltd.(a)	257,937	54,281
Seven West Media, Ltd.	89,896	71,920
Southern Cross Media Group, Ltd.	63,863	52,161
STW Communications Group, Ltd.	51,837	42,001
Watpac, Ltd.(a)	46,544	28,843
		844,794

Belgium (0.28%)
Sioen Industries NV	1,534	31,617

Brazil (0.80%)
Direcional Engenharia SA	33,500	59,612
Even Construtora e Incorporadora SA	28,900	30,755
		90,367

Canada (5.35%)
Capstone Infrastructure Corp.	17,020	66,333
Corus Entertainment, Inc., B Shares	6,816	67,959
Endeavour Silver Corp.(a)	33,089	137,319
Horizon North Logistics, Inc.	36,596	41,126
Medical Facilities Corp.	3,348	45,389
Nevsun Resources, Ltd.	17,791	66,502
TransGlobe Energy Corp.	28,065	54,130
Trinidad Drilling, Ltd.	27,406	53,078
Yellow Pages, Ltd.(a)	4,298	71,456
		603,292

China (0.73%)
Merry Garden Holdings, Ltd.	1,350,000	31,495
Tiangong International Co., Ltd.	626,000	50,695
		82,190

France (1.37%)
Assystem	1,187	30,799
EuropaCorp(a)	4,802	23,835
Neopost SA	2,203	53,966
Sequana SA(a)	6,073	18,925
Sword Group	989	26,560
		154,085

Germany (0.82%)
Borussia Dortmund GmbH & Co., KGaA	5,985	26,878
Leifheit AG	486	31,164
PNE Wind AG	13,735	34,427
		92,469

	Shares	Value (Note 2)
Great Britain (1.51%)
Amerisur Resources PLC(a)	76,175	$30,799
CML Microsystems PLC	6,945	38,663
Majestic Wine PLC(a)	6,651	42,468
Soco International PLC	12,259	26,465
Wincanton PLC(a)	12,849	31,473
		169,868

Hong Kong (2.46%)
APT Satellite Holdings, Ltd.	35,000	27,775
CSI Properties, Ltd.	810,000	24,603
G‐Resources Group, Ltd.	2,169,000	49,831
Le Saunda Holdings, Ltd.	132,000	28,859
Lisi Group Holdings, Ltd.	514,000	28,083
Playmates Toys, Ltd.	212,000	55,972
Shougang Fushan Resources Group, Ltd.	414,000	62,245
		277,368

India (0.20%)
Oriental Bank of Commerce	16,520	22,588

Indonesia (0.65%)
Bekasi Fajar Industrial Estate Tbk PT	1,610,200	34,336
Kawasan Industri Jababeka Tbk PT	1,982,100	39,249
		73,585

Israel (0.50%)
Magic Software Enterprises, Ltd.	5,288	35,324
magicJack VocalTec, Ltd.(a)	3,403	20,622
		55,946

Japan (31.85%)
Aderans Co., Ltd.	4,600	23,128
Agro‐Kanesho Co., Ltd.	4,300	39,195
Aisin Seiki Co., Ltd.	500	19,430
Aizawa Securities Co., Ltd.	9,300	49,278
Arealink Co., Ltd.	45,100	47,564
Asmo Corp.	82,000	57,897
Avex Group Holdings, Inc.	3,800	47,630
The Bank of Saga, Ltd.	12,000	24,278
Cleanup Corp.	8,400	54,246
Computer Engineering & Consulting, Ltd.	5,200	75,356
Computer Institute of Japan, Ltd.	12,900	58,021
Corona Corp.	5,600	54,819
DA Consortium, Inc.	5,800	43,293
Dai Nippon Toryo Co., Ltd.	28,000	48,961
Daihatsu Diesel Manufacturing Co., Ltd.	4,600	24,936
Daikoku Denki Co., Ltd.	4,200	50,477
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	10,000	41,266
The Daisan Bank, Ltd.	20,000	28,463
The Ehime Bank, Ltd.	15,000	31,131
Eidai Co., Ltd.	15,000	56,985
Fuji Kiko Co., Ltd.	7,800	30,985
Fujisash Co., Ltd.	58,200	51,442
Fujishoji Co., Ltd.	5,400	49,795

55  |  April 30, 2016

ALPS | Metis Global Micro Cap Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
Japan (continued)
Fujitec Co., Ltd.	4,700	$46,474
Fukui Computer Holdings, Inc.	3,100	42,296
The Fukushima Bank, Ltd.	33,000	27,825
Gun‐Ei Chemical Industry Co., Ltd.	14,000	38,937
Happinet Corp.	5,500	45,925
Honda Tsushin Kogyo Co., Ltd.	5,900	49,435
Hosokawa Micron Corp.	6,000	30,965
Howa Machinery, Ltd.	9,400	47,145
Ichiyoshi Securities Co., Ltd.	5,700	46,996
Imagineer Co., Ltd.	4,000	35,988
IwaiCosmo Holdings, Inc.	4,700	43,814
Iwasaki Electric Co., Ltd.	27,000	46,053
Japan Digital Laboratory Co., Ltd.	3,700	50,051
Kato Works Co., Ltd.	8,000	30,618
Kawai Musical Instruments Manufacturing Co., Ltd.	2,800	50,981
Kinugawa Rubber Industrial Co., Ltd.	4,000	27,852
Koatsu Gas Kogyo Co., Ltd.	7,000	41,615
Komori Corp.	4,400	51,736
Konishi Co., Ltd.	3,200	40,163
Kurimoto, Ltd.	29,000	43,770
Kyokuto Kaihatsu Kogyo Co., Ltd.	2,800	27,577
Kyowa Leather Cloth Co., Ltd.	4,600	34,715
Mamiya‐Op Co., Ltd.	33,000	43,656
Mars Engineering Corp.	3,100	55,784
The Michinoku Bank, Ltd.	20,000	32,724
The Mie Bank, Ltd.	14,000	26,155
Miroku Jyoho Service Co., Ltd.	6,000	59,389
Mito Securities Co., Ltd.	15,800	41,108
Mitsuuroko Group Holdings Co., Ltd.	5,300	25,557
The Nanto Bank, Ltd.	10,000	28,274
ND Software Co., Ltd.	3,600	29,634
Nihon House Holdings Co., Ltd.	13,900	46,850
Nippon Hume Corp.	9,100	47,942
Nippon Piston Ring Co., Ltd.	1,900	25,351
Nippon Seisen Co., Ltd.	11,000	45,613
Ohashi Technica, Inc.	3,100	33,981
Okamoto Industries, Inc.	3,000	22,015
Osaka Soda Co., Ltd.	13,000	49,322
Riken Corp.	9,000	29,056
Ryoden Trading Co., Ltd.	7,000	40,813
San‐Ai Oil Co., Ltd.	3,000	21,025
Sankyo Seiko Co., Ltd.	13,800	47,316
Sansha Electric Manufacturing Co., Ltd.	8,100	39,983
The Shimizu Bank, Ltd.	1,200	25,297
SNT Corp.	6,000	33,866
Sun Frontier Fudousan Co., Ltd.	6,400	59,177
Systena Corp.	3,800	57,026
Tabuchi Electric Co., Ltd.	9,100	39,431
Tachikawa Corp.	5,400	35,058
Takagi Securities Co., Ltd.	35,000	43,121
Takiron Co., Ltd.	6,000	29,332
Tatsuta Electric Wire and Cable Co., Ltd.	14,800	46,463
Tayca Corp.	7,000	31,012
Teikoku Electric Manufacturing Co., Ltd.	4,700	34,971
Teikoku Sen‐I Co., Ltd.	2,300	32,313
	Shares	Value (Note 2)
Japan (continued)
The Tochigi Bank, Ltd.	5,000	$19,268
Togami Electric Manufacturing Co., Ltd.	11,000	41,811
Toli Corp.	20,000	57,643
Tosho Printing Co., Ltd.	7,000	36,014
The Towa Bank, Ltd.	34,000	27,869
Toyo Machinery & Metal Co., Ltd.	9,300	32,781
Tsukuba Bank, Ltd.	9,500	24,842
Usen Corp.(a)	12,100	41,594
West Holdings Corp.	8,500	50,885
Yachiyo Industry Co., Ltd.	5,500	45,201
Yuasa Trading Co., Ltd.	2,100	47,193
		3,593,223

New Zealand (0.21%)
Skellerup Holdings, Ltd.	25,458	23,456

Pakistan (0.44%)
Bank Alfalah, Ltd.	95,000	22,872
The Bank of Punjab(a)	299,500	26,290
		49,162

Poland (0.22%)
Getin Noble Bank SA(a)	185,904	24,850

Qatar (0.29%)
National Leasing	6,848	32,548

South Korea (5.34%)
Daou Technology, Inc.	2,547	51,975
Dong‐A Hwasung Co., Ltd.	8,112	36,940
Dongyang E&P, Inc.	2,571	33,756
DY Corp.	6,220	35,730
Halla Holdings Corp.	482	23,865
Kumho Tire Co., Inc.(a)	4,546	32,680
Kwang Myung Electric Engineering Co., Ltd.(a)	18,227	35,270
NEOWIZ HOLDINGS Corp.	2,810	37,164
Sammok S‐Form Co., Ltd.	3,030	77,390
SeAH Special Steel Co., Ltd.	3,305	58,115
Sejoong Co., Ltd.	10,951	39,179
Seoyon Electronics Co., Ltd.	10,382	35,363
Sungwoo Hitech Co., Ltd.	4,070	33,167
YeaRimDang Publishing Co., Ltd.(a)	8,754	34,780
Yoosung Enterprise Co., Ltd.	10,142	36,427
		601,801

Sweden (0.94%)
Eniro AB(a)	238,122	21,187
Medivir AB, B Shares(a)	3,949	27,341
Semcon AB	6,110	29,568
Tethys Oil AB	3,843	27,565
		105,661

Taiwan (3.93%)
Apacer Technology, Inc.	97,000	64,272

56  |  April 30, 2016

ALPS | Metis Global Micro Cap Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
Taiwan (continued)
China General Plastics Corp.	76,000	$36,752
Clevo Co.	54,000	47,210
Cyberlink Corp.	17,000	36,737
Farglory Land Development Co., Ltd.	27,000	32,293
KEE TAI Properties Co., Ltd.	92,000	43,430
Radium Life Tech Co., Ltd.	87,000	27,042
Taiwan TEA Corp.	108,000	49,624
We&Win Diversification Co., Ltd.	169,000	53,368
Yungshin Construction & Development Co., Ltd.	60,000	52,077
		442,805

Thailand (0.47%)
Raimon Land PCL	1,552,000	53,295

Turkey (0.54%)
EGE Seramik Sanayi ve Ticaret AS	37,786	61,147

United States (29.23%)
Adams Resources & Energy, Inc.	950	38,238
Alaska Communications Systems Group, Inc.(a)	24,952	45,163
American Public Education, Inc.(a)	2,775	64,269
American Vanguard Corp.(a)	3,707	61,351
Ampco‐Pittsburgh Corp.	4,955	94,590
Approach Resources, Inc.(a)	23,337	68,377
Atwood Oceanics, Inc.	3,731	36,041
Baldwin & Lyons, Inc., Class B	2,172	53,084
Blucora, Inc.(a)	5,774	46,250
Bravo Brio Restaurant Group, Inc.(a)	5,918	43,616
C&F Financial Corp.	1,340	52,247
CARBO Ceramics, Inc.	1,554	23,077
CDI Corp.	8,148	58,258
Chart Industries, Inc.(a)	2,844	73,204
Citizens & Northern Corp.	2,218	44,781
Columbus McKinnon Corp.	1,978	32,657
Computer Task Group, Inc.	8,296	42,641
Crawford & Co., Class B	9,844	66,349
CSS Industries, Inc.	1,848	51,670
Denbury Resources, Inc.	16,965	65,485
EZCORP, Inc., Class A(a)	11,461	56,732
First BanCorp(a)	11,130	43,407
FONAR Corp.(a)	2,008	28,353
FreightCar America, Inc.	2,755	47,248
Geospace Technologies Corp.(a)	3,117	50,994
Global Power Equipment Group, Inc.(a)	15,317	35,382
Gold Resource Corp.	28,747	94,577
Graham Corp.	3,079	56,992
Hallador Energy Co.	5,818	27,170
Hardinge, Inc.	5,594	72,721
Hawaiian Telcom Holdco, Inc.(a)	2,090	48,133
Higher One Holdings, Inc.(a)	13,515	51,222
Hovnanian Enterprises, Inc., Class A(a)	29,347	49,009
Hurco Cos, Inc.	2,007	64,987
Hyster‐Yale Materials Handling, Inc.	974	59,658

	Shares	Value (Note 2)
United States (continued)
Independence Holding Co.	3,652	$56,131
ITT Educational Services, Inc.(a)	14,753	31,719
Johnson Outdoors, Inc., Class A	2,347	56,633
Juniper Pharmaceuticals, Inc.(a)	4,843	32,884
Lifevantage Corp.(a)	5,688	51,363
Liquidity Services, Inc.(a)	8,585	47,904
Macatawa Bank Corp.	8,659	58,968
Modine Manufacturing Co.(a)	3,795	41,024
Nature's Sunshine Products, Inc.	5,242	50,218
Northern Oil and Gas, Inc.(a)	10,054	54,895
Nutraceutical International Corp.(a)	1,169	27,577
OFG Bancorp	4,997	44,124
Pain Therapeutics, Inc.(a)	25,558	62,873
Preformed Line Products Co.	1,292	54,225
Pzena Investment Management, Inc., Class A	6,394	57,930
REX American Resources Corp.(a)	654	35,558
Saga Communications, Inc., Class A	1,333	56,053
SciClone Pharmaceuticals, Inc.(a)	3,732	49,262
SL Industries, Inc.(a)	1,642	65,647
Stone Energy Corp.(a)	9,344	9,158
Travelzoo, Inc.(a)	6,313	48,168
TRC Cos, Inc.(a)	5,939	50,838
Twin Disc, Inc.	5,074	67,231
UFP Technologies, Inc.(a)	1,489	37,002
Unit Corp.(a)	3,125	39,563
VAALCO Energy, Inc.(a)	28,407	34,941
Vera Bradley, Inc.(a)	3,273	57,408
VOXX International Corp.(a)	10,163	45,632
VSE Corp.	852	52,858
Weight Watchers International, Inc.(a)	2,544	32,945
ZAGG, Inc.(a)	4,889	39,161
		3,297,826

TOTAL COMMON STOCKS (Cost $10,014,277)		10,783,943

PREFERRED STOCKS (0.87%)
Brazil (0.87%)
Banco ABC Brasil SA	14,400	49,197
Banco do Estado do Rio Grande do Sul SA, Class B	19,800	49,453
		98,650

TOTAL PREFERRED STOCKS (Cost $59,549)		98,650

57  |  April 30, 2016

ALPS | Metis Global Micro Cap Fund

Statement of Investments	April 30, 2016 (Unaudited)

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.58%)
Money Market Fund (2.58%)
Morgan Stanley Institutional Liquidity Fund ‐ Prime Portfolio	0.387%	291,050	$291,050

TOTAL SHORT TERM INVESTMENTS (Cost $291,050)			291,050

TOTAL INVESTMENTS (99.07%) (Cost $10,364,876)			$11,173,643

Other Assets In Excess Of Liabilities	(0.93%)		104,394
NET ASSETS ‐ 100.00%			$11,278,037

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

58  |  April 30, 2016

ALPS | Metis Global Micro Cap Fund

Statement of Assets and Liabilities	April 30, 2016 (Unaudited)

ASSETS
Investments, at value	$11,173,643
Foreign currency, at value (Cost $19,317)	19,475
Dividends receivable	62,689
Deferred offering costs	49,496
Prepaid expenses and other assets	390
Total Assets	11,305,693
LIABILITIES
Investment advisory fees payable	5,992
Administration and transfer agency fees payable	8,042
Distribution and services fees payable	73
Trustees' fees and expenses payable	126
Professional fees payable	7,131
Accrued expenses and other liabilities	6,292
Total Liabilities	27,656
NET ASSETS	$11,278,037
NET ASSETS CONSIST OF
Paid‐in capital	$10,425,654
Accumulated net investment income	35,960
Accumulated net realized gain	4,087
Net unrealized appreciation	812,336
NET ASSETS	$11,278,037
INVESTMENTS, AT COST	$10,364,876
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$10.69
Net Assets	$59,865
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,600
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.31
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.67
Net Assets	$26,664
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,500
Class I:
Net Asset Value, offering and redemption price per share	$10.70
Net Assets	$11,191,508
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,045,742

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

59  |  April 30, 2016

ALPS | Metis Global Micro Cap Fund

Statement of Operations	For the Period December 24, 2015 (Commencement) to April 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends	$97,059
Foreign taxes withheld on dividends	(7,889)
Total Investment Income	89,170

EXPENSES
Investment advisory fees	39,031
Administrative fees	8,225
Transfer agency fees	173
Distribution and service fees
Class A	43
Class C	85
Professional fees	7,131
Reports to shareholders and printing fees	617
State registration fees	5
SEC registration fees	9
Custody fees	4,609
Trustees' fees and expenses	126
Offering costs	25,608
Miscellaneous expenses	2,881
Total Expenses	88,543
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(148)
Class C	(127)
Class I	(35,058)
Net Expenses	53,210
Net Investment Income	35,960
Net realized loss on investments	(522)
Net realized gain on foreign currency transactions	4,609
Net realized gain	4,087
Net change in unrealized appreciation on investments	808,767
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	3,569
Net change in unrealized appreciation	812,336
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	816,423
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$852,383

See Notes to Financial Statements.

60  |  April 30, 2016

ALPS | Metis Global Micro Cap Fund

Statement of Changes in Net Assets

For the Period December 24, 2015 (Commencement) to April 30, 2016 (Unaudited)
OPERATIONS
Net investment income	$35,960
Net realized gain	4,087
Net change in unrealized appreciation	812,336
Net Increase in Net Assets Resulting from Operations	852,383

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	56,654
Class C	25,000
Class I	10,344,000
Net Increase in Net Assets Derived from Beneficial Interest Transactions	10,425,654

Net increase in net assets	11,278,037

NET ASSETS
Beginning of period	–
End of period *	$11,278,037
*Including accumulated net investment income of:	$35,960

See Notes to Financial Statements.

61  |  April 30, 2016

ALPS | Metis Global Micro Cap Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period December 24, 2015 (Commencement) to April 30, 2016 (Unaudited)
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02
Net realized and unrealized gain	0.67
Total from investment operations	0.69

Net increase in net asset value	0.69
Net asset value, end of period	$10.69
TOTAL RETURN(b)	6.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$60
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.49	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.10	%(c)
Ratio of net investment income to average net assets	0.51	%(c)
Portfolio turnover rate(d)	0	%(e)

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.
(e)	Less than 0.5%

See Notes to Financial Statements.

62  |  April 30, 2016

ALPS | Metis Global Micro Cap Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period December 24, 2015 (Commencement) to April 30, 2016 (Unaudited)
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	(0.00	)(b)
Net realized and unrealized gain	0.67
Total from investment operations	0.67

Net increase in net asset value	0.67
Net asset value, end of period	$10.67
TOTAL RETURN(c)	6.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$27
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.18	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.70	%(d)
Ratio of net investment loss to average net assets	(0.11	%)(d)
Portfolio turnover rate(e)	0	%(f)

(a)	Calculated using the average shares method.
(b)	Less than ($0.005) per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.
(f)	Less than 0.5%

See Notes to Financial Statements.

63  |  April 30, 2016

ALPS | Metis Global Micro Cap Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period December 24, 2015 (Commencement) to April 30, 2016 (Unaudited)
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04
Net realized and unrealized gain	0.66
Total from investment operations	0.70

Net increase in net asset value	0.70
Net asset value, end of period	$10.70
TOTAL RETURN(b)	7.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$11,192
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.83	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.70	%(c)
Ratio of net investment income to average net assets	1.16	%(c)
Portfolio turnover rate(d)	0	%(e)
(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.
(e)	Less than 0.5%

See Notes to Financial Statements.

64  |  April 30, 2016

ALPS | Red Rocks Listed Private Equity Fund

Management Commentary	April 30, 2016 (Unaudited)

Overview

Volatility, slow growth, and full valuations + the R word
Slow growth, soft commodity prices, uncertain currency and interest rate policies weighed heavily on the capital markets during the six‐month period ending April 30, 2016. That translated into volatility; at times,  it  was  extremely  volatile.  A  closer  examination  of  those conditions reveals the following:

‐
A  slowing  China:  Very  few  people  outside  of  the  Chinese government  know  what  the  “real”  numbers  are  for manufacturing, employment, exports, imports, inflation, etc. Is the country growing at 7%? Or at 5%. Or is it something less? Add to that, the quality of the loan book held by banks is a constant topic of discussion. And yet, China with its managed economy appears to be faring better than most economies.

‐
The U.S. Federal Reserve and the European Central Bank: Will either, both or neither raise interest rates in the face of low inflation and low‐to‐no growth? That debate continues and it has everyone guessing.

‐
Energy: We saw a meaningful upturn in the price of oil in the first quarter of 2016. Is that good? That depends upon whom you ask. The Saudis? The Russians? The US shale producers? All have differing agendas, some of which are in direct conflict with one another, all with a healthy dose of geopolitics sprinkled in for good measure.

‐
Commodities: They continue to be quite depressed with little relief   in   sight.   Supply‐growth   is   matched   against   flat‐to‐ declining  demand.  It  is  a  tough  spot  to  be  in  if  you  have significant debt to service (the situation for most commodity producers) or if you’re not the lowest‐cost producer.

‐
Foreign  currency:  Export‐based  businesses  continue  to  face challenges  here  in  the  U.S.  given  the  underlying  currency volatility and what, until recently, has been a one‐way trade: When the U.S. Dollar strengthens, almost every other currency weakens, and in some cases, a lot.

‐	Core consumer demand: It was looking stable to robust. Recently, not so much.

All of this uncertainty has led to a continuation of volatility in the capital markets.

Recently we’ve seen the introduction of the “R” word, Recession, into  the  conversation.  This  is  what  has  governments and  central banks  very  concerned.  It’s  too  soon  to  say  whether  this  is  a legitimate concern, but it is certainly weighing heavy with investors, private equity included.

Turning to private equity, the pace of deal activity has been stable for the most part, if not a bit weak. This is due to two things: 1) valuation multiples are full by historical standards, and 2) organic portfolio company revenue growth is muted, at best. Without good growth  prospects,  private  equity  firms  are  hesitant  to  put  new capital  to  work,  especially  at  full  valuations.  Yet  investors, institutional and retail alike, continue to allocate more capital to the private equity asset class. Net‐net, a lot of dry powder (committed  but  undrawn  capital)  is  looking  for  new investments, but  not  as many deals are getting done.

An area of interest that is attracting a lot of private equity attention is distressed investments in energy and energy‐related businesses. Private  equity  firms  are  looking  at  a  fair  number  of  deals.  The common theme in their potential investments ‐ good assets as part of a bad balance sheet.

If  we  can  avoid the  “R”  word, volatility  should  settle down…and private equity should shine.

Portfolio Review
The ALPS | Red Rocks Listed Private Equity Fund’s (the “Fund”) A Shares Class returned ‐2.28% net of fees, (Class A delivered a net return of ‐7.61% at MOP),compared with ‐0.74% and ‐3.72% for the MSCI World Index and the Red Rocks Global Listed Private Equity Index, respectively, for the 6‐month period ending April 30, 2016.

During  the  period,  we  added  Alleghany  Corp,  Bollore,  Brookfield Infrastructure Partners LP, IAC/Interactive Corp, Indus Holding AG, Intermediate Capital Group PLC, Investment AB Kinnevik – B Shares, Liberty Braves Group, Liberty Media Group, Liberty SiriusXM Group, Liberty  Ventures, Macquarie  Infrastructure Company  and  Oaktree Capital  Group,  while  we  exited  Apollo  Global  Management, Ares Management LP,  Carlyle  Group,  Fifth  Street  Senior  Floating  Rate Corp,  IP  Group  PLC,  Pantheon  International  Participations  PLC and Sofina.

Net contributors to performance for the period included:

•	Aurelius SE & CO KGaA
•	Schouw & CO
•	HBM Healthcare Investments

Net detractors to performance for the period included:

•	3I Group PLC
•	The Blackstone Group LP
•	Ackermans & Van Haaren

Outlook
So, if the first part of 2016 is a continuation of the second half of 2015 (volatility in the capital markets), where do we go from here? Given that this is an election year in the U.S. (with more drama than is typical as of the writing of this commentary), that central bank interest rate policies are uncertain, and that growth continues to be elusive,  I  would  expect  more  volatility.  That’s  nothing  to  look forward to. At the same time, as I’ve said before, we believe that the men and  women in  the private equity  business  are some of  the smartest and most nimble investors out there. They see what I see and a whole lot more. We believe that they will adapt within this period  of  uncertainty  and  volatility  and  find  a  way  to  benefit their stakeholders.

65  |  April 30, 2016

ALPS | Red Rocks Listed Private Equity Fund

Management Commentary	April 30, 2016 (Unaudited)

As always, we appreciate your continued support and interest in Red Rocks and the Listed Private Equity strategy.

Adam Goldman
Co‐Portfolio Manager

The   views   of   the   author   and   information   discussed   in   this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment  or  markets  in  general.  Such  information  does  not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained  in  this  letter  has  been  derived  from  several  sources believed to  be  reliable  and  accurate at  the  time  of  compilation. Neither ALPS Advisors, Inc., Red Rocks Capital LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

66  |  April 30, 2016

ALPS | Red Rocks Listed Private Equity Fund

Performance Update	April 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2016)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	‐2.28%	‐6.28%	6.52%	5.04%	‐0.11%	2.03%	2.03%
Class A (MOP)	‐7.61%	‐11.43%	4.54%	3.88%	‐0.78%
Class C (NAV)	‐2.49%	‐6.89%	5.88%	4.30%	‐0.88%	2.68%	2.68%
Class C (CDSC)	‐3.39%	‐7.75%	5.88%	4.30%	‐0.88%
Class I	‐2.06%	‐6.03%	6.90%	5.35%	0.19%	1.73%	1.73%
Class R	‐2.45%	‐6.51%	6.43%	4.97%	‐0.35%	2.17%	2.17%
MSCI World Index[1]	‐0.74%	‐3.61%	6.86%	6.57%	3.38%
Red Rocks Global Listed Private Equity Index[2]	‐3.72%	‐8.24%	5.35%	4.87%	0.65%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current  performance data may be  higher  or  lower than  actual data quoted. For  the most current  month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

Performance less than 1 year is cumulative.

67  |  April 30, 2016

ALPS | Red Rocks Listed Private Equity Fund

Performance Update	April 30, 2016 (Unaudited)

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares.

[1]
MSCI World Index: Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]
The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Sub-Advisor. An investor may not invest directly in an index.

^	Fund inception date of December 31, 2007 for Classes A, I, and R; Fund inception date June 30, 2010 for Class C.
*
What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2017 and Acquired Fund Fees and Expenses of 0.57%. Please see the current prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

68  |  April 30, 2016

ALPS | Red Rocks Listed Private Equity Fund

Performance Update	April 30, 2016 (Unaudited)

Top Ten Holdings (as a % of Net Assets)†

Aurelius AG	7.00%
HarbourVest Global Private Equity, Ltd.	5.30%
Brookfield Asset Management, Inc., Class A	4.92%
Investor AB, B Shares	4.49%
Ackermans & van Haaren N.V.	4.44%
Onex Corp.	4.42%
SVG Capital PLC	4.40%
3i Group PLC	4.37%
The Blackstone Group LP	4.32%
Danaher Corp.	4.08%
Top Ten Holdings	47.74%

†	Holdings are subject to change and my not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

69  |  April 30, 2016

ALPS | Red Rocks Listed Private Equity Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
CLOSED‐END FUNDS (10.82%)
Apax Global Alpha, Ltd.	4,340,779	$7,872,669
HBM Healthcare Investments AG, Class A	105,308	11,032,476
HgCapital Trust PLC	763,561	13,053,431
ICG Enterprise Trust PLC	283,832	2,245,716
Oakley Capital Investments, Ltd.(a)	2,800,546	5,933,430
Pantheon International Participations PLC, Redeemable Shares(a)	93,700	1,608,691
		41,746,413

TOTAL CLOSED‐END FUNDS (Cost $42,964,560)		41,746,413

COMMON STOCKS (87.81%)
Communications (3.66%)
Internet (2.59%)
IAC/InterActiveCorp	122,785	5,689,857
Liberty Ventures, Series A(a)	107,834	4,313,360
		10,003,217

Media (1.07%)
Liberty Braves Group, Class A(a)	10,602	165,815
Liberty Media Group, Class A(a)	26,506	485,060
Liberty SiriusXM Group, Class A(a)	106,027	3,474,505
		4,125,380

TOTAL COMMUNICATIONS		14,128,597

Consumer, Non‐Cyclical (0.90%)
Commercial Services (0.90%)
Macquarie Infrastructure Corp.	49,164	3,460,654

TOTAL CONSUMER, NON‐CYCLICAL		3,460,654

Diversified (13.16%)
Holding Companies‐Diversified Operations(13.16%)
Ackermans & van Haaren N.V.	131,629	17,137,073
Bollore SA	850,115	3,368,049
Remgro, Ltd.	297,668	5,344,756
Schouw & Co.	221,050	12,923,520
Wendel SA	104,040	12,020,322
		50,793,720

TOTAL DIVERSIFIED		50,793,720

Financials (63.76%)
Diversified Financial Services (5.47%)
The Blackstone Group LP	606,829	16,651,388

	Shares	Value (Note 2)
Diversified Financial Services (continued)
Intermediate Capital Group PLC	301,049	$2,700,851
KKR & Co. LP	128,575	1,748,620
		21,100,859

Insurance (3.17%)
Alleghany Corp.(a)	23,466	12,232,356

Investment Companies (35.51%)
3i Group PLC	2,438,908	16,877,270
Altamir	327,317	4,085,260
Ares Capital Corp.	514,169	7,810,227
Aurelius AG	451,947	27,023,959
Eurazeo SA	192,117	13,528,994
Grand Parade Investments, Ltd.	6,268,565	1,638,121
Hosken Consolidated Investments, Ltd.	622,130	5,266,270
Investment AB Kinnevik, B Shares	126,167	3,629,258
Investor AB, B Shares	471,734	17,311,609
mutares AG	149,681	2,485,188
Oaktree Capital Group LLC	68,718	3,319,767
Onex Corp.	275,239	17,073,285
SVG Capital PLC(a)	2,258,006	16,991,331
		137,040,539

Private Equity (14.69%)
Castle Private Equity, Ltd.(a)	249,507	4,018,433
Electra Private Equity PLC	204,550	10,589,262
HarbourVest Global Private Equity, Ltd.(a)	1,481,395	20,454,919
Ratos AB, B Shares	986,785	5,772,922
Riverstone Energy, Ltd.(a)	658,980	7,818,498
Standard Life European Private Equity Trust PLC, Ordinary Shares	2,479,430	8,042,664
		56,696,698

Real Estate (4.92%)
Brookfield Asset Management, Inc., Class A	561,313	18,983,606

TOTAL FINANCIALS		246,054,058

Industrials (4.77%)
Miscellaneous Manufacturers (4.77%)
Danaher Corp.	162,604	15,731,937

70  |  April 30, 2016

ALPS | Red Rocks Listed Private Equity Fund

Statement of Investments	April 30, 2016 (Unaudited)

		Shares	Value (Note 2)
Miscellaneous Manufacturers (continued)
Indus Holding AG		52,997	$2,698,021
			18,429,958

TOTAL INDUSTRIALS			18,429,958

Utilities (1.56%)
Electric (1.56%)
Brookfield Infrastructure Partners LP		142,581	6,014,067

TOTAL UTILITIES			6,014,067

TOTAL COMMON STOCKS (Cost $318,357,506)			338,881,054

7-Day Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.89%)
Money Market Fund (0.89%)
Morgan Stanley Institutional Liquidity Fund ‐ Prime Portfolio	0.387%	3,420,903	3,420,903

TOTAL COMMON STOCKS (Cost $3,420,903)			3,420,903

TOTAL INVESTMENTS (99.52%) (Cost $364,742,969)			$384,048,370

Other Assets In Excess Of Liabilities (0.48%)			1,843,358

NET ASSETS (100.00%)			$385,891,728

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry  sub-classifications  for  reporting  ease.  Industries  are shown as a percent of net assets.

See Notes to Financial Statements.

71  |  April 30, 2016

ALPS | Red Rocks Listed Private Equity Fund

Statement of Assets and Liabilities	April 30, 2016 (Unaudited)

ASSETS
Investments, at value	$384,048,370
Foreign currency, at value (Cost $12,010)	12,010
Receivable for investments sold	1,704,770
Receivable for shares sold	434,939
Dividends receivable	1,097,713
Prepaid expenses and other assets	42,183
Total Assets	387,339,985
LIABILITIES
Payable for shares redeemed	884,031
Investment advisory fees payable	270,218
Administration and transfer agency fees payable	66,546
Distribution and services fees payable	89,878
Trustees' fees and expenses payable	138
Professional fees payable	24,419
Custody fees payable	27,286
Accrued expenses and other liabilities	85,741
Total Liabilities	1,448,257
NET ASSETS	$385,891,728
NET ASSETS CONSIST OF
Paid‐in capital	$386,234,263
Accumulated net investment loss	(26,057,982)
Accumulated net realized gain	6,407,834
Net unrealized appreciation	19,307,613
NET ASSETS	$385,891,728
INVESTMENTS, AT COST	$364,742,969
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$6.10
Net Assets	$133,842,472
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	21,930,889
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$6.46
Class C:
Net Asset Value, offering and redemption price per share(a)	$5.87
Net Assets	$15,888,413
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,706,397
Class I:
Net Asset Value, offering and redemption price per share	$6.18
Net Assets	$233,071,411
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	37,704,059
Class R:
Net Asset Value, offering and redemption price per share	$5.31
Net Assets	$3,089,432
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	581,430

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

72  |  April 30, 2016

ALPS | Red Rocks Listed Private Equity Fund

Statement of Operations	For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends	$4,386,372
Foreign taxes withheld on dividends	(269,238)
Total Investment Income	4,117,134

EXPENSES
Investment advisory fees	1,861,358
Administrative fees	177,203
Transfer agency fees	162,415
Distribution and service fees
Class A	276,261
Class C	82,415
Class R	7,685
Professional fees	21,358
Delegated transfer agent equivalent services
Class A	4,058
Class C	5,286
Class I	116,262
Class R	389
Reports to shareholders and printing fees	44,082
State registration fees	43,397
SEC registration fees	137
Insurance fees	2,476
Custody fees	41,563
Trustees' fees and expenses	6,507
Miscellaneous expenses	9,704
Total Expenses	2,862,556
Net Investment Income	1,254,578
Net realized gain on investments	2,554,645
Net realized loss on foreign currency transactions	(76,392)
Net realized gain	2,478,253
Net change in unrealized depreciation on investments	(21,330,157)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	32,599
Net change in unrealized depreciation	(21,297,558)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(18,819,305)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,564,727)

See Notes to Financial Statements.

73  |  April 30, 2016

ALPS | Red Rocks Listed Private Equity Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
OPERATIONS
Net investment income	$1,254,578	$4,260,492
Net realized gain	2,478,253	36,440,573
Net realized gain distributions from other investment companies	–	6,673
Net change in unrealized depreciation	(21,297,558)	(13,183,350)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(17,564,727)	27,524,388

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(6,248,174)	(6,787,971)
Class C	(630,713)	(546,212)
Class I	(10,024,183)	(8,199,257)
Class R	(128,992)	(38,970)
Dividends to shareholders from net realized gains
Class A	(7,618,574)	(640,746)
Class C	(793,436)	(55,244)
Class I	(12,028,227)	(732,422)
Class R	(157,523)	(3,531)
Net Decrease in Net Assets from Distributions	(37,629,822)	(17,004,354)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	19,941,623	75,334,373
Class C	1,378,352	5,854,839
Class I	64,575,578	130,086,390
Class R	914,197	2,675,544
Dividends reinvested
Class A	12,476,384	6,770,481
Class C	933,873	409,526
Class I	14,054,047	4,364,013
Class R	251,373	41,018
Shares redeemed, net of redemption fees
Class A	(70,866,172)	(97,968,261)
Class C	(3,622,332)	(4,331,209)
Class I	(101,856,375)	(101,036,008)
Class R	(763,363)	(487,437)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(62,582,815)	21,713,269

Net increase/(decrease) in net assets	(117,777,364)	32,233,304

NET ASSETS
Beginning of period	503,669,092	471,435,788
End of period *	$385,891,728	$503,669,092
*Including accumulated net investment loss of:	$(26,057,982)	$(10,280,498)

 See Notes to Financial Statements.

74  |  April 30, 2016

ALPS | Red Rocks Listed Private Equity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013		For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Net asset value, beginning of period	$6.76		$6.61		$7.00		$6.05		$4.67		$6.44	$5.17

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.01		0.05		0.02		0.03		0.08		0.07	0.04
Net realized and unrealized gain/(loss)	(0.18)		0.34		(0.41)		1.37		1.39		(1.41)	1.61
Total from investment operations	(0.17)		0.39		(0.39)		1.40		1.47		(1.34)	1.65

DISTRIBUTIONS:
From net investment income	(0.22)		(0.22)		–		(0.45)		(0.09)		(0.43)	(0.38)
From net realized gains	(0.27)		(0.02)		–		–		–		–	–
Total distributions	(0.49)		(0.24)		–		(0.45)		(0.09)		(0.43)	(0.38)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(0.66)		0.15		(0.39)		0.95		1.38		(1.77)	1.27
Net asset value, end of period	$6.10		$6.76		$6.61		$7.00		$6.05		$4.67	$6.44
TOTAL RETURN(d)	(2.28)%		6.01%		(5.57)%		23.54%		31.75%		(19.68)%	33.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$133,842		$193,561		$203,996		$205,727		$105,488		$85,807	$124,874
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.43	%(f)	1.47%		1.59	%(f)	1.64%		1.53%		1.71%	1.70%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.43	%(f)(g)	1.47	%(g)	1.59	%(f)(g)	1.64	%(g)	1.51	%(h)	1.50%	1.50%
Ratio of net investment income to average net assets(e)	0.42	%(f)	0.72%		0.71	%(f)	0.46%		1.54%		1.34%	0.67%
Portfolio turnover rate(i)	20%		37%		11%		40%		32%		72%	43%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)
According to the Fund's shareholder services plan with respect to the Fund's Class A shares, any amount of such payment not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended April 30, 2016, October 31, 2015, October 31, 2014 and April 30, 2014, for the prior fiscal year in the amount of 0.06%, 0.02%, 0.06% and 0.01% of average net assets of Class A shares.

(h)	Contractual expense limitation changed from 1.50% to 1.65% effective September 1, 2012.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

75  |  April 30, 2016

ALPS | Red Rocks Listed Private Equity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Period July 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$6.53		$6.43	$6.83		$5.92		$4.59	$6.37	$4.39

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.01)		0.00 (c)	(0.00	)(c)	(0.00	)(c)	0.04	0.03	(0.01)
Net realized and unrealized gain/(loss)	(0.16)		0.32	(0.40)		1.33		1.35	(1.39)	2.36
Total from investment operations	(0.17)		0.32	(0.40)		1.33		1.39	(1.36)	2.35

DISTRIBUTIONS:
From net investment income	(0.22)		(0.20)	–		(0.42)		(0.06)	(0.42)	(0.37)
From net realized gains	(0.27)		(0.02)	–		–		–	–	–
Total distributions	(0.49)		(0.22)	–		(0.42)		(0.06)	(0.42)	(0.37)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00	(c)	0.00 (c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00	(c)
Net increase/(decrease) in net asset value	(0.66)		0.10	(0.40)		0.91		1.33	(1.78)	1.98
Net asset value, end of period	$5.87		$6.53	$6.43		$6.83		$5.92	$4.59	$6.37
TOTAL RETURN(d)	(2.49)%		5.14%	(5.86)%		22.97%		30.55%	(20.33)%	55.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$15,888		$19,300	$17,193		$12,200		$4,417	$2,838	$2,566
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.15	%(f)	2.12%	2.15	%(f)	2.20%		2.25%	2.37%	2.31	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.15	%(f)	2.12%	2.15	%(f)	2.20%		2.25%	2.25%	2.25	%(f)
Ratio of net investment income/(loss) to average net assets(e)	(0.24	)%(f)	0.06%	(0.13	)%(f)	(0.04)%		0.79%	0.59%	(0.19	)%(f)
Portfolio turnover rate(g)	20%		37%	11%		40%		32%	72%	43	%(h)

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.
(h)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2011.

See Notes to Financial Statements.

76  |  April 30, 2016

ALPS | Red Rocks Listed Private Equity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Net asset value, beginning of period	$6.83		$6.67	$7.05		$6.08	$4.69	$6.47	$5.19

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.02		0.07	0.03		0.06	0.12	0.08	0.05
Net realized and unrealized gain/(loss)	(0.17)		0.34	(0.41)		1.37	1.36	(1.42)	1.62
Total from investment operations	(0.15)		0.41	(0.38)		1.43	1.48	(1.34)	1.67

DISTRIBUTIONS:
From net investment income	(0.23)		(0.23)	–		(0.46)	(0.09)	(0.44)	(0.39)
From net realized gains	(0.27)		(0.02)	–		–	–	–	–
Total distributions	(0.50)		(0.25)	–		(0.46)	(0.09)	(0.44)	(0.39)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(0.65)		0.16	(0.38)		0.97	1.39	(1.78)	1.28
Net asset value, end of period	$6.18		$6.83	$6.67		$7.05	$6.08	$4.69	$6.47
TOTAL RETURN(d)	(2.06)%		6.30%	(5.39)%		24.02%	31.99%	(19.52)%	33.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$233,071		$287,741	$249,375		$202,076	$137,856	$77,750	$66,854
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.17	%(f)	1.16%	1.25	%(f)	1.25%	1.27%	1.41%	1.36%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.17	%(f)	1.16%	1.25	%(f)	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets(e)	0.72	%(f)	1.02%	0.85	%(f)	0.91%	2.27%	1.60%	0.91%
Portfolio turnover rate(g)	20%		37%	11%		40%	32%	72%	43%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

77  |  April 30, 2016

ALPS | Red Rocks Listed Private Equity Fund – Class R

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Net asset value, beginning of period	$5.96		$5.87	$6.21		$5.41	$4.17	$5.82	$4.73

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.01		0.03	0.01		0.02	0.08	0.05	0.03
Net realized and unrealized gain/(loss)	(0.17)		0.31	(0.36)		1.22	1.24	(1.27)	1.43
Total from investment operations	(0.16)		0.34	(0.35)		1.24	1.32	(1.22)	1.46

DISTRIBUTIONS:
From net investment income	(0.22)		(0.23)	–		(0.44)	(0.08)	(0.43)	(0.37)
From net realized gains	(0.27)		(0.02)	–		–	–	–	–
Total distributions	(0.49)		(0.25)	–		(0.44)	(0.08)	(0.43)	(0.37)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		0.00 (c)	0.01		–	–	–	–
Net increase/(decrease) in net asset value	(0.65)		0.09	(0.34)		0.80	1.24	(1.65)	1.09
Net asset value, end of period	$5.31		$5.96	$5.87		$6.21	$5.41	$4.17	$5.82
TOTAL RETURN(d)	(2.45)%		5.87%	(5.48)%		23.50%	32.05%	(19.93)%	32.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,089		$3,068	$872		$540	$191	$46	$125
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.61	%(f)	1.60%	1.63	%(f)	1.72%	1.85%	1.89%	1.87%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.61	%(f)	1.60%	1.63	%(f)	1.72%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets(e)	0.29	%(f)	0.52%	0.46	%(f)	0.36%	1.80%	1.10%	0.66%
Portfolio turnover rate(g)	20%		37%	11%		40%	32%	72%	43%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

78  |  April 30, 2016

ALPS | Sterling ETF Tactical Rotation Fund

Management Commentary	April 30, 2016 (Unaudited)

During the six months ending April 30, 2016 the ALPS | Sterling ETF Tactical Rotation Fund’s (“Fund”) Class I Shares produced a negative return of -5.39% compared to a return of 0.43% for the S&P 500® Total Return Index and a 1.98% return for the Morningstar Global Allocation Index.

The Fund rotates between six asset classes using ETFs for exposure. The Fund attempts to avoid asset classes that are experiencing prolonged declining values by using momentum to both allocate and equally weight the top two asset classes on a monthly basis. The rules-based approach includes commodities, U.S. and international equities, U.S. bonds, REITs  and cash. At the end of April the Fund was allocated approximately 50% to REITs and 50% to commodities. The Fund launched on June 30, 2014 and May 2016 represents the first month the Fund has allocated to commodities.

Over the period, the Fund paid one dividend: $ 0.099 per share on December 28, 2015.

Across the 6 month period, the Fund owned REITs for four months for an overall exposure of 33%, U.S. bonds for four months or 33% exposure, U.S. equities for two months or 17% exposure, and cash for two months for an overall exposure of 17%. The Fund did not allocate to international equities or commodities during this six month period ending April 30, 2016.

The Fund uses momentum to allocate 50% allocations to the top two asset classes. The theory behind the investment methodology is that, under normal market conditions, a couple of asset classes should be trending higher, while a couple of asset classes are trending lower owing to the low correlations of the asset classes within the rotation. The process is designed to invest in the strongest two asset classes that are trending higher over the long-term and to avoid the asset classes exhibiting less strength on a relative basis. Cash is utilized as a safety net in the event that everything is dropping in unison. While the investment process works well during normal market cycles, the past six months has been anything but normal. The asset classes we rotate between have remained in a sideways trading, range-bound market.

Asset classes have trended higher for short periods of time and then reversed course lower for short periods of time, and so on, which has caused the Fund to underperform the Morningstar Global Allocation benchmark during the period. We believe this period has been a market anomaly that will soon reverse course as markets begin to behave in a more normal fashion.

The Fund has two distinct risk management tools to seek to dampen downside risk. The first is the ability to invest 100% of assets in cash equivalent ETFs and the second is to rotate away from weakness or prolonged declining asset classes.

Mark W. Eicker
Chief Investment Officer
Sterling Global Strategies

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Sterling Global Strategies, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

79  |  April 30, 2016

ALPS | Sterling ETF Tactical Rotation Fund

Performance Update	April 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2016)

	6 Month	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-5.48%	-9.84%	-5.20%	2.32%	1.71%
Class A (MOP)	-10.64%	-14.78%	-8.07%
Class C (NAV)	-5.73%	-10.37%	-5.76%	2.89%	2.31%
Class C (CDSC)	-6.66%	-11.26%	-5.76%
Class I (NAV)	-5.39%	-9.44%	-4.73%	1.99%	1.31%
Morningstar Global Allocation Index[1]	1.98%	-1.51%	-0.17%
Sterling Tactical Rotation Index TR2	-4.88%	-8.58%	-3.68%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after purchase, and on Class A shares redeemed within the first 18 months after purchase in excess of $1 million. The Fund imposes a 1.00% redemption fee on shares held less than 30 days.

Performance less than 1 year is cumulative.

80  |  April 30, 2016

ALPS | Sterling ETF Tactical Rotation Fund

Performance Update	April 30, 2016 (Unaudited)

[1]	Morningstar Global Allocation Index: Global allocation portfolios seek to provide both capital appreciation and income by investing across three areas: global equities, global bonds, and cash. The Morningstar Global Allocation Index represents a multi-asset-class portfolio of 60% global equities and 40% global bonds. An investor may not invest directly in an index.
[2]	The Sterling Tactical Rotation Index - seeks to provide absolute returns during any market cycle or condition by employing an equally weighted strategic rotation model, trading between commodities, REITs, bonds, international and domestic equities. An investor may not invest directly in an index.
^	Fund inception date of June 30, 2014.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2017 and estimated Acquired Fund Fees and Expenses of 0.16%. Please see the prospectus for additional information.

The Fund is “non-diversified” and will generally be more volatile than diversified funds.

Investments in small and mid-cap companies generally will experience greater price volatility. International and Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase and may cause losses. Real estate investments are subject to specific risks, such as risks related to general and local economic conditions and risks related to individual properties.

The Fund invests in Exchange Traded Funds (“ETFs”) and the Fund could lose money by investing in an ETF if the prices of the securities owned by the ETF go down. The Fund’s shareholders will indirectly incur the fees and expenses charged by the underlying ETFs held by the Fund, in addition to the expense charged by the Fund.

Commodities and futures generally are volatile and involve a high degree of risk. This fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Portfolio Composition (as a % of Total Investments) *

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

81  |  April 30, 2016

ALPS | Sterling ETF Tactical Rotation Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (100.58%)
Powershares® DB Optimum Yield(a)	516,314	$8,751,522
Vanguard® REIT ETF	106,948	8,751,555
		17,503,077

TOTAL EXCHANGE TRADED FUNDS (Cost $17,718,844)		17,503,077

TOTAL INVESTMENTS (100.58%) (Cost $17,718,844)		$17,503,077

Liabilities In Excess Of Other Assets (-0.58%)		(101,724)

NET ASSETS (100.00%)		$17,401,353

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

82  |  April 30, 2016

ALPS | Sterling ETF Tactical Rotation Fund

Statement of Assets and Liabilities	April 30, 2016 (Unaudited)

ASSETS
Investments, at value	$17,503,077
Receivable for investments sold	8,927,309
Prepaid expenses and other assets	9,945
Total Assets	26,440,331
LIABILITIES
Payable for investments purchased	8,793,513
Payable for shares redeemed	47,747
Payable due to custodian - overdraft	132,471
Investment advisory fees payable	5,145
Administration and transfer agency fees payable	17,824
Distribution and services fees payable	18,657
Trustees' fees and expenses payable	84
Professional fees payable	9,869
Accrued expenses and other liabilities	13,668
Total Liabilities	9,038,978
NET ASSETS	$17,401,353
NET ASSETS CONSIST OF
Paid-in capital	$21,339,858
Accumulated net investment income	38,519
Accumulated net realized loss	(3,761,257)
Net unrealized depreciation	(215,767)
NET ASSETS	$17,401,353
INVESTMENTS, AT COST	$17,718,844
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$8.92
Net Assets	$8,006,475
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	897,761
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$9.44
Class C:
Net Asset Value, offering and redemption price per share(a)	$8.84
Net Assets	$1,944,494
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	220,084
Class I:
Net Asset Value, offering and redemption price per share	$8.98
Net Assets	$7,450,384
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	829,245

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

83  |  April 30, 2016

ALPS | Sterling ETF Tactical Rotation Fund

Statement of Operations	For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends	$452,251
Total Investment Income	452,251

EXPENSES
Investment advisory fees	137,133
Administrative fees	50,062
Transfer agency fees	1,291
Distribution and service fees
Class A	23,498
Class C	11,161
Professional fees	8,849
Delegated transfer agent equivalent services
Class I	5,281
Reports to shareholders and printing fees	3,066
State registration fees	22,123
SEC registration fees	736
Insurance fees	162
Custody fees	2,954
Trustees' fees and expenses	497
Miscellaneous expenses	6,576
Total Expenses	273,389
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(27,665)
Class C	(5,430)
Class I	(39,631)
Net Expenses	200,663
Net Investment Income	251,588
Net realized loss on investments	(1,916,383)
Net change in unrealized depreciation on investments	(181,982)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,098,365)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,846,777)

See Notes to Financial Statements.

84  |  April 30, 2016

ALPS | Sterling ETF Tactical Rotation Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
OPERATIONS
Net investment income	$251,588	$194,316
Net realized loss	(1,916,383)	(1,696,139)
Net change in unrealized depreciation	(181,982)	(273,084)
Net Decrease in Net Assets Resulting from Operations	(1,846,777)	(1,774,907)

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(136,110)	(55,630)
Class C	(21,385)	(4,086)
Class I	(179,885)	(67,213)
Net Decrease in Net Assets from Distributions	(337,380)	(126,929)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	825,884	16,208,475
Class C	259,129	2,475,711
Class I	1,177,892	14,687,621
Dividends reinvested
Class A	116,103	50,265
Class C	21,210	3,473
Class I	176,524	56,161
Shares redeemed, net of redemption fees
Class A	(6,282,968)	(6,305,132)
Class C	(709,536)	(352,476)
Class I	(10,823,735)	(3,228,985)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(15,239,497)	23,595,113

Net increase/(decrease) in net assets	(17,423,654)	21,693,277

NET ASSETS
Beginning of period	34,825,007	13,131,730
End of period *	$17,401,353	$34,825,007
*Including accumulated net investment income of:	$38,519	$124,311

See Notes to Financial Statements.

85  |  April 30, 2016

ALPS | Sterling ETF Tactical Rotation Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Period July 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$9.53		$9.97	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.06	0.02
Net realized and unrealized loss	(0.59)		(0.43)	(0.05)
Total from investment operations	(0.52)		(0.37)	(0.03)

DISTRIBUTIONS:
From net investment income	(0.09)		(0.07)	–
Total distributions	(0.09)		(0.07)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(b)	0.00 (b)	0.00	(b)
Net (decrease) in net asset value	(0.61)		(0.44)	(0.03)
Net asset value, end of period	$8.92		$9.53	$9.97
TOTAL RETURN(c)	(5.48)%		(3.78)%	(0.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$8,006		$14,234	$5,262
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.02	%(d)	2.16%	5.01	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.55	%(d)	1.55%	1.55	%(d)
Ratio of net investment income to average net assets	1.61	%(d)	0.58%	0.67	%(d)
Portfolio turnover rate(e)	237%		465%	181%
(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

86  |  April 30, 2016

ALPS | Sterling ETF Tactical Rotation Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015		For the Period July 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$9.46		$9.95		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		(0.00	)(b)	–
Net realized and unrealized loss	(0.58)		(0.43)		(0.05)
Total from investment operations	(0.54)		(0.43)		(0.05)

DISTRIBUTIONS:
From net investment income	(0.08)		(0.06)		–
Total distributions	(0.08)		(0.06)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(b)	–		–
Net (decrease) in net asset value	(0.62)		(0.49)		(0.05)
Net asset value, end of period	$8.84		$9.46		$9.95
TOTAL RETURN(c)	(5.73)%		(4.37)%		(0.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,944		$2,530		$530
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.64	%(d)	2.73%		9.70	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.15	%(d)	2.15%		2.15	%(d)
Ratio of net investment income/(loss) to average net assets	0.82	%(d)	(0.05%)		0.12	%(d)
Portfolio turnover rate(e)	237%		465%		181%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

87  |  April 30, 2016

ALPS | Sterling ETF Tactical Rotation Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Period July 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$9.59		$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.09	0.03
Net realized and unrealized loss	(0.60)		(0.40)	(0.05)
Total from investment operations	(0.51)		(0.31)	(0.02)

DISTRIBUTIONS:
From net investment income	(0.10)		(0.08)	–
Total distributions	(0.10)		(0.08)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(b)	0.00 (b)	–
Net (decrease) in net asset value	(0.61)		(0.39)	(0.02)
Net asset value, end of period	$8.98		$9.59	$9.98
TOTAL RETURN(c)	(5.39)%		(3.20)%	(0.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,450		$18,061	$7,340
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.68	%(d)	1.83%	5.93	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(d)	1.15%	1.15	%(d)
Ratio of net investment income to average net assets	1.98	%(d)	0.95%	0.94	%(d)
Portfolio turnover rate(e)	237%		465%	181%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

88  |  April 30, 2016

ALPS | Westport Resources Hedged High Income Fund

Management Commentary	April 30, 2016 (Unaudited)

Portfolio Review – April, 2016
As of April 30, 2016, the ALPS | Westport Resources Hedged High Income Fund’s (the “Fund”) I Share Class returned 2.15% for the month, 2.55% YTD, and 0.12% for the last six months, net of fees. The Fund outperformed the Morningstar Non-Traditional Bond Universe (+1.32%) for the month, (+1.45%) YTD, and modestly underperformed (-0.32%) for six months. These results place the Fund in the top quartile of the Universe for the current year in what has been period where there have been significant rate movements.

The Fund has been invested in three sub-strategies: the Senior Loan Floating Rate Strategy, the Short Duration High Yield Strategy, and the Relative Value Long/Short Debt Strategy. Fund assets have been allocated approximately one-third to each sub-strategy for most of the period.

Two of the three strategies had positive performance for the month, year to date, and six-month periods. The Short Duration High Yield also has had a positive contribution for the current year, but shows a slight loss for the six month period. Before taking into account fees and expenses, the Senior Loan Floating Rate Strategy returned 3.41%, the Short Duration High Yield Strategy lost 0.23%, and the Relative Value Long/Short Debt Strategy gained 2.28% for the six month period. These compared to their respective benchmarks of the Credit Suisse Leverage Loan index which was up 2.33%, the PIMCO 0-5 Year HY ETF, which was up 0.65%, and the Barclays U.S. Aggregate Bond Index which was up 2.82% for six months.

We continue to believe that the three complementary strategies work well as a core diversified fixed income portfolio allocation.

Outlook
A steady, but unspectacular, U.S. economic growth trend is expected to continue through the remainder of the year. Labor markets are healing and the wage growth outlook is improving. Domestic consumer spending has been softer than expected and will be the key to any uptick in GDP growth which is forecast at between 1.5%  and 2%. Low global growth and inflation expectations will keep market yields low. U.S. markets are attractive internationally. Bond markets are bigger in the U.S, and real yields and risk-adjusted spreads are more attractive than in most developed economy bond markets. These conditions are attracting significant flows of private sector capital from Europe and Asia. The liquidity tide has risen substantially since mid-February, when spreads were wide, bids were scarce, and volume was low. At the end of this reporting period fixed income spreads are much narrower, and bonds are easy to sell. The relative value of cash, including its option value for portfolio repositioning, has increased as asset prices have risen. When taken into consideration the combination of credit market valuations, a low and range-bound risk-free rate environment, moderate U.S. economic growth, and strong global investor demand for U.S. fixed income market exposure; the longer-term  outlook for corporate credit performance is attractive. The short-term market outlook, however, is tempered by the strength and rapidity of the recent credit spread recovery. Our sub-advisors do not believe that market volatility is in the rearview mirror. As such, they are advocating utilizing near-term market strength to trim risk positions selectively and upgrade overall portfolio liquidity. They anticipate that market volatility will present re-entry opportunities in the future. The investment environment will remain an attractive one for active management styles focused on security selection and sector rotation. For this reason we constructed a fund that avoids interest rate timing and focuses rather on strategic positioning, looking to take advantage of the continued reshaping of the yield curve and the risk-adjusted yield advantage of a multi-strategy approach. Finally, fundamental credit research-driven security selection should prove an important source of value added in more volatile markets.

Current Positioning Themes:
Macro and Rates:

●	The Federal Reserve Open Market Committee (the “FOMC”) will raise the Federal Funds target rate at a very gradual pace.
●	The FOMC is aware that rate hikes are having an outsized impact on the U.S. dollar and that dollar appreciation has an outsized impact on global financial conditions.
●	With FOMC estimates of the long-term neutral funds rate having declined, the Federal Reserve has less to do in order to remove excess accommodation.
●	Positioning themes: Modest long duration bias, flatter yield curve, and short intermediate swap spreads.

Corporate Credit:

●	Credit spread compensation is normalizing elevated relative to economic growth expectations.
●	Use market strength to selectively scale back exposure.
●	Subsectors are at different stages of the credit cycle—energy is late in the cycle while banks are much earlier. Issuer and sector selection is important.
●	High yield default rate expected to rise to the ~5-6% area over the next 12 plus months.
●	U.S. corporate markets are a preferred destination for global investors looking for yield alternatives.

Securitized Credit:

●	Outlook for U.S. housing is supportive.
●	Relative value has shifted between securitized credit (RMBS and CMBS)* and higher yielding corporate credit. Prefer Securitized markets on the margin.
●	Valuations reflect lower liquidity for certain markets.

Mark R. Tonucci, Co-Portfolio Manager
Michael E. Portnoy, Co-Portfolio Manager

89  |  April 30, 2016

ALPS | Westport Resources Hedged High Income Fund

Management Commentary	April 30, 2016 (Unaudited)

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Westport Resources Management, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent loss.

The Morningstar Non-Traditional Bond Universe is meant as a home for funds that diverge in some way from conventional practice in the bond-fund universe.

The Credit Suisse Leverage Loan Index is an index designed to mirror the investable universe of the US-denominated leveraged loan market.

The PIMCO 0-5 Year High Yield Corporate Bond Index ETF is designed to capture continuous exposure to the short maturity segment of the high yield corporate bond sector.

*	Residential Mortgage-Backed Security (RMBS) and Commercial Mortgage-Backed Securities (CMBS).

90  |  April 30, 2016

ALPS | Westport Resources Hedged High Income Fund

Performance Update	April 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2016)

	6 Month	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-0.07%	-1.83%	0.31%	3.44%	2.39%
Class A (MOP)	-5.54%	-7.26%	-2.09%
Class C (NAV)	-0.39%	-2.54%	-0.35%	4.04%	2.99%
Class C (CDSC)	-1.37%	-3.47%	-0.35%
Class I	0.12%	-1.52%	0.68%	3.07%	1.99%
Barclays U.S. Aggregate Bond Index[1]	2.82%	2.72%	4.26%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

91  |  April 30, 2016

ALPS | Westport Resources Hedged High Income Fund

Performance Update	April 30, 2016 (Unaudited)

[1]
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of December 31, 2013.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2017. Please see the prospectus for additional information.

This table does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares.

This Fund is not suitable for all investors and is subject to investment risks including possible loss of the principal invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund's original investment.

All investments involve risks, including possible loss of principal. The risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. In addition, interest rate movements will affect the fund’s share price and yield. Credit risk refers to the possibility the bond issuer will not be able to make principal and interest payments. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the fund adjust to a rise in interest rates, the fund’s share price may decline. These and other risk considerations are discussed in the fund’s prospectus. The principal on mortgage or asset-backed securities normally may be prepaid at any time, which will reduce the yield and market value of those securities. US obligations are supported by varying degrees of credit but generally are not backed by the full faith and credit of the US government. Investments in non-investment-grade debt securities (“high yield” or “junk” bonds) may be subject to greater market fluctuations and risk of default or loss of income and principal than securities in higher rating categories.

Senior-secured and second lien bonds: Assets pledged as security for these bonds would first be made available to senior lenders before other investors’ demands were met when settling a bankruptcy.

The Fund is not required to invest with any minimum number of sub-advisors, and does not have minimum or maximum limitations with respect to the allocations of the assets to any sub-advisor or investment option.

Diversification cannot guarantee gain or prevent losses.

Top Ten Holdings (as a % of Net Assets) †

Boardriders SA, Sr. Unsec. Notes	2.71%
Broadview Networks Holdings, Inc., Sec. Notes	2.36%
Lansing Trade Group LLC / Lansing Finance Co. Inc., Sr. Unsec. Notes	2.07%
Icon Health & Fitness, Inc., First Lien Notes	1.94%
Nebraska Book Holdings, Inc., Sec. Notes	1.85%
Tunica-Biloxi Gaming Authority, Sr. Unsec. Notes	1.38%
Invitation Homes Trust	1.29%
Real Alloy Holding, Inc., First Lien Notes	1.25%
Countrywide Alternative Loan Trust	1.20%
Creditcorp, Sec. Notes	1.20%
Top Ten Holdings	17.25%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only.

Portfolio Composition (as a % of Net Assets)

92  |  April 30, 2016

ALPS | Westport Resources Hedged High Income Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (0.85%)
Energy (0.85%)
Oil & Gas Services (0.85%)
Polarcus Ltd.(a)	1,438,641	$126,857

TOTAL ENERGY		126,857

TOTAL COMMON STOCKS (Cost $99,570)		126,857

EXCHANGE TRADED FUNDS (1.15%)
ProShares UltraShort Russell 2000®(a)	4,600	171,350

TOTAL EXCHANGE TRADED FUNDS (Cost $169,787)		171,350

	Principal Amount	Value (Note 2)
CONVERTIBLE CORPORATE BONDS (1.38%)
Basic Materials (0.26%)
Fortress Paper Ltd., Conv. Sub. Notes
6.500% 12/31/2016	$53,000	38,233

Communications (1.12%)
ModusLink Global Solutions, Inc., Conv. Sr. Unsec. Notes
5.250% 03/01/2019	235,000	167,731

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $211,607)		205,964

CORPORATE BONDS (48.63%)
Basic Materials (4.58%)
Aleris International, Inc., First Lien Notes
9.500% 04/01/2021 (b)	45,000	47,137
American Gilsonite Co., Second Lien Notes
11.500% 09/01/2017 (b)	110,000	60,775
Barminco Finance Pty Ltd., Sr. Unsec. Notes
9.000% 06/01/2018	40,000	30,900
BlueScope Steel Finance Ltd. / BlueScope Steel Finance USA LLC, Sr. Unsec. Notes
6.500% 05/15/2021 (b)	20,000	20,450
7.125% 05/01/2018 (b)	55,000	56,788
Joseph T. Ryerson & Son, Inc., First Lien Notes
9.000% 10/15/2017	75,000	69,469
	Principal Amount	Value (Note 2)
Basic Materials (continued)
Optima Specialty Steel, Inc., First Lien Notes
12.500% 12/15/2016 (b)	$165,000	$139,425
Platform Specialty Products Corp., Sr. Unsec. Notes
10.375% 05/01/2021 (b)	100,000	100,000
TFS Corp., Ltd., First Lien Notes
11.000% 07/15/2018 (b)	23,000	24,035
Thompson Creek Metals Co., Inc., First Lien Notes
9.750% 12/01/2017	140,000	134,925
Total Basic Materials		683,904
Communications (6.84%)
Avaya, Inc., First Lien Notes
7.000% 04/01/2019 (b)	50,000	31,625
Broadview Networks Holdings, Inc., Sec. Notes
10.500% 11/15/2017	400,000	352,000
EarthLink Holdings Corp., Sr. Unsec. Notes
8.875% 05/15/2019	100,000	102,625
Frontier Communications Corp., Sr. Unsec. Notes
10.500% 09/15/2022 (b)	35,000	36,225
11.000% 09/15/2025 (b)	70,000	70,962
HC2 Holdings, Inc., Sec. Notes
11.000% 12/01/2019 (b)	115,000	102,925
Intelsat Luxembourg SA, Sr. Unsec. Notes
6.750% 06/01/2018	75,000	58,312
Interactive Network, Inc. / FriendFinder Networks, Inc., First Lien Notes
14.000% 12/20/2018	236,761	159,814
Windstream Services LLC, Sr. Unsec. Notes
7.750% 10/01/2021	125,000	106,563
Total Communications		1,021,051
Consumer, Cyclical (13.96%)
Boardriders SA, Sr. Unsec. Notes, Series REGS
8.875% 12/15/2017 (c)	390,000	404,146
Bon-Ton Department Stores, Inc., Second Lien Notes
10.625% 07/15/2017	115,000	93,725
Brookfield Residential Properties, Inc., Sr. Unsec. Notes
6.375% 05/15/2025 (b)	65,000	58,825
Caesars Entertainment Operating Co., Inc., Sr. Unsec. Notes
10.750% 02/01/2016 (d)	250,000	166,250
Ferrellgas LP / Ferrellgas Finance Corp., Sr. Unsec. Notes
6.750% 06/15/2023 (b)	50,000	46,875

93 | April 30, 2016

ALPS | Westport Resources Hedged High Income Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 2)
Consumer, Cyclical (continued)
General Motors Financial Co., Inc., Sr. Unsec. Notes
4.300% 07/13/2025	$100,000	$102,773
Gibson Brands, Inc., Sec. Notes
8.875% 08/01/2018 (b)	90,000	50,400
HT Intermediate Holdings Corp., Sr. Unsec. Notes
12.000% 05/15/2019 (b)(e)	80,000	74,800
Icon Health & Fitness, Inc., First Lien Notes
11.875% 10/15/2016 (b)	298,000	289,060
Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., Sr. Unsec. Notes
8.250% 07/15/2017 (b)	25,000	24,125
K Hovnanian Enterprises, Inc., Sr. Unsec. Notes
8.000% 11/01/2019 (b)	55,000	38,775
Mohegan Tribal Gaming Authority, Sr. Unsec. Notes
9.750% 09/01/2021	95,000	99,869
Nebraska Book Holdings, Inc., Sec. Notes
15.000% 06/30/2016 (b)	274,500	275,872
Pinnacle Entertainmnet, Inc., Sr. Unsec. Notes
5.625% 05/01/2024 (b)	40,000	40,050
Toll Brothers Finance Corp., Sr. Unsec. Notes
4.875% 11/15/2025	110,000	111,100
Tunica-Biloxi Gaming Authority, Sr. Unsec. Notes
9.000% 05/15/2016 (b)(d)	400,000	206,000
Total Consumer, Cyclical		2,082,645
Consumer, Non-cyclical (4.11%)
Carolina Beverage Group LLC / Carolina Beverage Group Finance, Inc., Sec. Notes
10.625% 08/01/2018 (b)	103,000	98,365
JBS USA LLC / JBS USA Finance, Inc., Sr. Unsec. Notes
5.750% 06/15/2025 (b)	75,000	69,375
Lansing Trade Group LLC / Lansing Finance Co. Inc., Sr. Unsec. Notes
9.250% 02/15/2019 (b)	315,000	309,487
Pomegranate Merger Sub, Inc., First Lien Notes
9.750% 05/01/2023 (b)	75,000	74,063
Quorum Health Corp., Sr. Unsec. Notes
11.625% 04/15/2023 (b)	20,000	19,700
	Principal Amount	Value (Note 2)
Consumer, Non-cyclical (continued)
RegionalCare Hospital Partners Holdings, Inc., First Lien Notes
8.250% 05/01/2023 (b)	$40,000	$41,700
Total Consumer, Non-cyclical		612,690
Energy (5.36%)
Antero Resources Corp., Sr. Unsec. Notes
5.125% 12/01/2022	50,000	48,250
Calumet Specialty Products Partners LP, Sr. Unsec. Notes
7.750% 04/15/2023	50,000	33,250
Diamond Offshore Drilling, Inc., Sr. Unsec. Notes
4.875% 11/01/2043	50,000	36,402
EV Energy Partners LP / EV Energy Finance Corp., Sr. Unsec. Notes
8.000% 04/15/2019	161,000	76,475
ION Geophysical Corp., Second Lien Notes
8.125% 05/15/2018	300,000	151,500
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes
5.400% 09/01/2044	50,000	45,089
MPLX LP, Sr. Unsec. Notes
4.875% 06/01/2025 (b)	85,000	82,241
Newfield Exploration Co., Sr. Unsec. Notes
5.375% 01/01/2026	75,000	74,625
Petroleum Geo-Services ASA, Sr. Unsec. Notes
7.375% 12/15/2018 (b)	53,000	40,148
Polarcus Ltd., Sr. Unsec. Notes
0.000% 12/30/2022 (f)	398,000	36,815
Schlumberger Holdings Corp., Sr. Unsec. Notes
3.625% 12/21/2022 (b)	45,000	46,916
4.000% 12/21/2025 (b)	25,000	26,719
Sunoco LP / Sunoco Finance Corp., Sr. Unsec. Notes
6.250% 04/15/2021 (b)	50,000	50,750
6.375% 04/01/2023 (b)	50,000	50,969
Total Energy		800,149
Financials (4.57%)
Aircastle Ltd., Sr. Unsec. Notes
5.500% 02/15/2022	35,000	37,406
Ally Financial, Inc., Sub. Notes
5.750% 11/20/2025	25,000	25,406
CNO Financial Group, Inc., Sr. Unsec. Notes
5.250% 05/30/2025	25,000	25,859
Constellation Enterprises LLC, First Lien Notes
10.625% 02/01/2016 (b)	120,000	85,800

94  |  April 30, 2016

ALPS | Westport Resources Hedged High Income Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 2)
Financials (continued)
Creditcorp, Sec. Notes
12.000% 07/15/2018 (b)	$340,000	$178,500
ESH Hospitality, Inc., Sr. Unsec. Notes
5.250% 05/01/2025 (b)	35,000	34,694
Goldman Sachs Group, Inc., Jr. Sub. Notes, Series M
5.375% Perpetual Maturity (g)(h)	70,000	67,638
Goldman Sachs Group, Inc., Sub. Notes
5.150% 05/22/2045	35,000	36,062
JPMorgan Chase & Co., Jr. Sub. Notes, Series V
5.000% Perpetual Maturity (g)(h)	50,000	48,193
KKR Group Finance Co. III LLC, Sr. Unsec. Notes
5.125% 06/01/2044 (b)	75,000	73,753
Morgan Stanley, Jr. Sub. Notes, Series J
5.550% Perpetual Maturity (g)(h)	45,000	44,606
Quicken Loans, Inc., Sr. Unsec. Notes
5.750% 05/01/2025 (b)	25,000	23,625
Total Financials		681,542
Industrials (7.29%)
Dispensing Dynamics International, Sec. Notes
12.500% 01/01/2018 (b)	115,000	107,525
GEO Debt Finance SCA, First Lien Notes
7.500% 08/01/2018 (c)	120,000	133,454
GFL Environmental, Inc., Sr. Unsec. Notes
9.875% 02/01/2021 (b)	50,000	53,000
Global Ship Lease, Inc., First Lien Notes
10.000% 04/01/2019 (b)	136,000	117,640
Kemet Corp., First Lien Notes
10.500% 05/01/2018	165,000	129,525
Kratos Defense & Security Solutions, Inc., First Lien Notes
7.000% 05/15/2019	36,000	28,620
Michael Baker International LLC / CDL Acquisition Co., Inc., Sec. Notes
8.250% 10/15/2018 (b)	25,000	24,125
OPE KAG Finance Sub, Inc., Sr. Unsec. Notes
7.875% 07/31/2023 (b)	115,000	118,163

	Principal Amount	Value (Note 2)
Industrials (continued)
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc., Sec. Notes
8.625% 06/01/2021 (b)	$85,000	$61,625
Real Alloy Holding, Inc., First Lien Notes
10.000% 01/15/2019 (b)	186,000	186,930
XPO Logistics, Inc., Sr. Unsec. Notes
7.875% 09/01/2019 (b)	120,000	126,600
Total Industrials		1,087,207
Technology (1.92%)
Hutchinson Technology, Inc., Second Lien Notes
8.500% 01/15/2017	120,000	119,400
Interface Security Systems Holdings, Inc. / Interface Security Systems LLC, Second Lien Notes
9.250% 01/15/2018	130,000	126,587
Seagate HDD Cayman., Sr. Unsecured Notes
5.750% 12/01/2034	60,000	40,278
Total Technology		286,265
TOTAL CORPORATE BONDS (Cost $8,470,345)		7,255,453

MORTGAGE BACKED SECURITIES (11.75%)
American Homes 4 Rent, Series 2014-SFR1
3.936% 06/17/2031 (b)(h)	150,000	142,776
American Residential Properties Trust, Series 2014-SFR1
4.356% 09/17/2031 (b)(h)	100,000	97,285
4.856% 09/17/2031 (b)(h)	100,000	94,522
Citigroup Commercial Mortgage Trust, Series 2014-GC25
3.548% 10/10/2047 (b)	100,000	73,888
Citigroup Commercial Mortgage Trust, Series 2016-GC37
2.788% 04/10/2049 (b)	75,000	48,082
Colony American Homes, Series 2014-1A
3.236% 05/17/2031 (b)(h)	125,000	118,172
Countrywide Alternative Loan Trust, Series 2006-6CB
5.750% 05/25/2036	232,347	179,032
Fannie Mae Connecticut Avenue Securities, Series 2016-C02
6.435% 09/25/2028 (h)	65,000	69,578
Fannie Mae Connecticut Avenue Securities, Series 2016-C03
5.739% 10/25/2028 (h)	35,000	36,183
6.339% 10/25/2028 (h)	35,000	36,810

95  |  April 30, 2016

ALPS | Westport Resources Hedged High Income Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Principal Amount	Value (Note 2)
Fannie Mae Connecticut Avenue Securities, Series 2014-C03
3.439% 07/25/2024 (h)	$100,000	$94,781
Fannie Mae Connecticut Avenue Securities, Series 2015-C04
5.989% 04/25/2028 (h)	45,000	46,572
Invitation Homes Trust, Series 2014-SFR1
4.186% 06/17/2031 (b)(h)	200,000	191,998
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31
4.272% 08/15/2048 (h)	100,000	73,186
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25
4.097% 11/15/2047 (b)(h)	136,500	103,216
Luminent Mortgage Trust, Series 2006-2 A1A
0.639% 02/25/2046 (h)	69,500	45,493
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2
4.393% 07/15/2058 (h)	100,000	75,638
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1
4.620% 12/15/2047 (h)	53,000	42,404
Wells Fargo Commercial Mortgage Trust, Series 2015-C29
4.366% 06/15/2048 (h)	50,000	37,996
Wells Fargo Commercial Mortgage Trust, Series 2015-C27
3.768% 02/15/2048 (b)	100,000	71,784
Wells Fargo Commercial Mortgage Trust, Series 2015-C28
4.275% 05/15/2048 (h)	100,000	73,378

TOTAL MORTGAGE BACKED SECURITIES (Cost $1,805,181)		1,752,774

	Yield	Principal Amount	Value (Note 2)
SHORT TERM INVESTMENTS (0.33%)
Government (0.33%)
U.S. Treasury Bills Discounted Notes, 06/23/2016(i)	0.061%	50,000	49,984

TOTAL SHORT TERM INVESTMENTS (Cost $49,984)			49,984

	Value (Note 2)
TOTAL INVESTMENTS (64.09%) (Cost $10,806,474)	$9,562,382

Other Assets In Excess Of Liabilities (35.91%)	5,358,152	(j)

NET ASSETS (100.00%)	$14,920,534

(a)	Non-Income Producing Security.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,839,265, which represents approximately 32.43% of net assets as of April 30, 2016.

(c)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2016 the aggregate market value of those securities was $537,600, representing 3.60% of net assets.

(d)	Security is in default and therefore is non-income producing.
(e)	Payment in-kind security.
(f)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of April 30, 2016.
(g)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(h)	Floating or variable rate security. Interest rate disclosed is that which is in effect at April 30, 2016.
(i)
All or a portion of the security is pledged as collateral on futures. The aggregate market value of the collateralized securities totals $49,984 as of April 30, 2016. See Note 3 in Notes to Financial Statements.

(j)	Portion of Assets in Excess of Liabilities is held as collateral for futures contracts and credit default swap contracts in the amount of $74,729. See Note 3 in the Notes to Financial Statements.

Common Abbreviations:
Conv. - Convertible.
Jr. Sub. - Junior Subordinated.
Pty. - Proprietary.
Sec. - Secured.
Sr. Unsec. - Senior Unsecured.
Sub. - Subordinated.

96  |  April 30, 2016

ALPS | Westport Resources Hedged High Income Fund

Statement of Investments	April 30, 2016 (Unaudited)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Appreciation
U.S. 10 Year Treasury Note Future	Short	(5)	06/22/16	$(650,313)	$5,104
U.S. 5 Year Treasury Note Future	Long	6	07/01/16	725,484	313
U.S. Treasury Long Bond Future	Short	(1)	06/22/16	(163,313)	2,677
				$(88,141)	$8,094

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Depreciation
5 Year USD Deliverable Interest Rate Swap Future	Short	(19)	06/14/16	$(1,965,609)	$(5,300)
				$(1,965,609)	$(5,300)

CREDIT DEFAULT SWAP CONTRACTS

	Clearing House	Reference Obligation	Buy Credit Protection	Notional Amount	Rate Paid by Fund	Termination Date	Upfront Payment	Unrealized Appreciation/ (Depreciation)
Centrally cleared swap	Intercontinental Exchange	CDX North American High Yield Index Series 26	Buy	$500,000	5.00%	06/20/2021	$(16,313)	$1,989
Centrally cleared swap	Intercontinental Exchange	CDX North American Investment Grade Index Series 26	Buy	750,000	1.00%	06/20/2021	$(6,052)	$(2,101)
TOTAL							$(22,365)	$(112)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Depreciation
State Street Bank & Co.	CAD	30,000	Sale	05/11/16	$23,910	$(877)
State Street Bank & Co.	CAD	15,000	Sale	05/27/16	11,955	(83)
State Street Bank & Co.	EUR	435,000	Sale	05/11/16	498,276	(2,827)
						$(3,787)

*	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements.

97  |  April 30, 2016

ALPS | Westport Resources Hedged High Income Fund

Statement of Assets and Liabilities	April 30, 2016 (Unaudited)

ASSETS
Investments, at value	$9,562,382
Cash	5,102,042
Receivable for investments sold	220,073
Receivable for variation margin on centrally cleared swap contracts	1,230
Deposit with broker for credit default swap contracts (Note 3)	69,024
Interest receivable	226,927
Prepaid expenses and other assets	21,761
Total Assets	15,203,439
LIABILITIES
Payable for investments purchased	193,403
Payable for variation margin on futures contracts	1,734
Payable for upfront premium on centrally cleared swap contracts	22,365
Unrealized depreciation on forward foreign currency contracts	3,787
Investment advisory fees payable	4,262
Administration and transfer agency fees payable	15,149
Distribution and services fees payable	4,215
Trustees' fees and expenses payable	8
Professional fees payable	13,918
Accrued expenses and other liabilities	24,064
Total Liabilities	282,905
NET ASSETS	$14,920,534
NET ASSETS CONSIST OF
Paid‐in capital	$17,784,240
Accumulated net investment income	65,521
Accumulated net realized loss	(1,684,729)
Net unrealized depreciation	(1,244,498)
NET ASSETS	$14,920,534
INVESTMENTS, AT COST	$10,806,474
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$8.93
Net Assets	$1,176,445
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	131,745
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$9.45
Class C:
Net Asset Value, offering and redemption price per share(a)	$8.93
Net Assets	$560,229
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	62,735
Class I:
Net Asset Value, offering and redemption price per share	$8.93
Net Assets	$13,183,860
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,476,565

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

98 |  April 30, 2016

ALPS | Westport Resources Hedged High Income Fund

Statement of Operations	For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Interest and other income	$662,040
Total Investment Income	662,040

EXPENSES
Investment advisory fees	177,606
Administrative fees	38,702
Transfer agency fees	203
Distribution and service fees
Class A	3,598
Class C	2,918
Professional fees	14,352
Reports to shareholders and printing fees	1,483
State registration fees	21,657
Insurance fees	110
Custody fees	8,019
Trustees' fees and expenses	285
Miscellaneous expenses	19,603
Total Expenses	288,536
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(10,311)
Class C	(3,673)
Class I	(94,307)
Net Expenses	180,245
Net Investment Income	481,795
Net realized loss on investments	(1,127,292)
Net realized loss on futures contracts	(149,987)
Net realized loss on credit default swap	(47,968)
Net realized loss on foreign currency transactions	(6,105)
Net realized loss	(1,331,352)
Net change in unrealized appreciation on investments	501,523
Net change in unrealized appreciation on futures contracts	46,618
Net change in unrealized depreciation on credit default swap	52,573
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(12,489)
Net change in unrealized appreciation	588,225
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(743,127)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(261,332)

See Notes to Financial Statements.

99  |  April 30, 2016

ALPS | Westport Resources Hedged High Income Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
OPERATIONS
Net investment income	$481,795	$1,303,502
Net realized loss	(1,331,352)	(383,148)
Net change in unrealized appreciation/(depreciation)	588,225	(1,233,493)
Net Decrease in Net Assets Resulting from Operations	(261,332)	(313,139)

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(42,771)	(183,098)
Class C	(12,483)	(54,950)
Class I	(404,146)	(1,058,483)
Dividends to shareholders from net realized gains
Class A	–	(17,220)
Class C	–	(5,789)
Class I	–	(82,396)
Net Decrease in Net Assets from Distributions	(459,400)	(1,401,936)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	107,541	604,963
Class C	–	–
Class I	590,351	6,681,709
Dividends reinvested
Class A	42,250	175,165
Class C	12,483	60,739
Class I	401,466	1,123,436
Shares redeemed
Class A	(1,954,292)	(1,632,559)
Class C	(153,791)	(844,906)
Class I	(5,948,928)	(6,601,183)
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(6,902,920)	(432,636)

Net decrease in net assets	(7,623,652)	(2,147,711)

NET ASSETS
Beginning of period	22,544,186	24,691,897
End of period *	$14,920,534	$22,544,186
*Including accumulated net investment income of:	$65,521	$43,126

See Notes to Financial Statements.

100  |  April 30, 2016

ALPS | Westport Resources Hedged High Income Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015		For the Period January 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$9.16		$9.86		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23		0.54		0.36
Net realized and unrealized loss	(0.24)		(0.67)		(0.14)
Total from investment operations	(0.01)		(0.13)		0.22

DISTRIBUTIONS:
From net investment income	(0.22)		(0.53)		(0.36)
From net realized gains	–		(0.04)		–
Total distributions	(0.22)		(0.57)		(0.36)

Net (decrease) in net asset value	(0.23)		(0.70)		(0.14)
Net asset value, end of period	$8.93		$9.16		$9.86
TOTAL RETURN(b)	(0.07)%		(1.32)%		2.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,176		$3,090		$4,190
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.54	%(c)	3.35	%(d)	3.64	%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.39	%(c)	2.30%	%(d)(e)	2.39	%(c)(d)
Ratio of net investment income to average net assets	5.20	%(c)	5.66	%(d)	4.33	%(c)(d)
Portfolio turnover rate(f)	36%		91%		108%

(a)	Calculated using the average shares method.
(b)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)
According to the Fund's shareholder services plan with respect to the Fund's Class A shares, any amount of such payment not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended October 31, 2015, for the prior fiscal year in the amount of 0.09% of average net assets of Class A shares.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

101  |  April 30, 2016

ALPS | Westport Resources Hedged High Income Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015		For the Period January 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$9.16		$9.85		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.48		0.31
Net realized and unrealized loss	(0.24)		(0.67)		(0.16)
Total from investment operations	(0.04)		(0.19)		0.15

DISTRIBUTIONS:
From net investment income	(0.19)		(0.46)		(0.30)
From net realized gains	–		(0.04)		–
Total distributions	(0.19)		(0.50)		(0.30)

Net (decrease) in net asset value	(0.23)		(0.69)		(0.15)
Net asset value, end of period	$8.93		$9.16		$9.85
TOTAL RETURN(b)	(0.39)%		(1.90)%		1.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$560		$720		$1,587
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.25	%(c)	4.04	%(d)	4.25	%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.99	%(c)	2.99	%(d)	2.99	%(c)(d)
Ratio of net investment income to average net assets	4.57	%(c)	4.98	%(d)	3.70	%(c)(d)
Portfolio turnover rate(e)	36%		91%		108%

(a)	Calculated using the average shares method.
(b)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

102  |  April 30, 2016

ALPS | Westport Resources Hedged High Income Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015		For the Period January 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$9.16		$9.85		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25		0.57		0.38
Net realized and unrealized loss	(0.25)		(0.66)		(0.14)
Total from investment operations	–		(0.09)		0.24

DISTRIBUTIONS:
From net investment income	(0.23)		(0.56)		(0.39)
From net realized gains	–		(0.04)		–
Total distributions	(0.23)		(0.60)		(0.39)

Net (decrease) in net asset value	(0.23)		(0.69)		(0.15)
Net asset value, end of period	$8.93		$9.16		$9.85
TOTAL RETURN(b)	0.12%		(0.89)%		2.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$13,184		$18,734		$18,915
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.24	%(c)	3.07	%(d)	3.39	%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.99	%(c)	1.99	%(d)	1.99	%(c)(d)
Ratio of net investment income to average net assets	5.59	%(c)	5.98	%(d)	4.59	%(c)(d)
Portfolio turnover rate(e)	36%		91%		108%

(a)	Calculated using the average shares method.
(b)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

103  |  April 30, 2016

ALPS | WMC Research Value Fund

Management Commentary	April 30, 2016 (Unaudited)

Market Commentary
US equities rose for the period, notwithstanding significant volatility. The S&P 500® finished 2015 slightly down, then dropped 11.4% to start 2016 during a risk‐off environment, before reversing in late February to finish with a slight gain for the trailing six‐month period ending in April 2016. The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the US economy, including an upward revision to third‐quarter gross domestic product (GDP), a multi‐year low in unemployment, and healthy housing market trends. As widely expected, the US Federal Reserve (Fed) delivered its first rate hike since 2006 in December. The policy statement stressed the likely gradual pace to policy normalization and acknowledged “considerable improvement” in labor market conditions, which has given the Fed “reasonable confidence” that inflation will rise over the medium term to its 2% objective.

Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors' minds. However, equities surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market's early year jitters. The Federal Open Market Committee's (FOMC's) March statement surprised many market participants with its dovish tone. The FOMC lowered its inflation forecast for 2016 and suggested only two rate hikes this year, down from four, implied back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound of oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Returns varied noticeably by market‐cap, as large‐ and mid‐cap stocks outperformed small‐cap stocks.

Within the Russell 1000® Value Index, seven of ten sectors posted positive returns during the period, with the telecommunication service and utilities sectors gaining the most. Consumer discretionary and information technology were the two sectors that posted the most negative returns during the period.

Fund Review
The ALPS | WMC Research Value Fund (the “Fund”) underperformed its benchmark for the period, on a gross of fee basis, posting negative relative results in eight of the ten broad industry sectors. Overall, stock selection weighed on relative results as decisions in financials, information technology, materials, and consumer staples were the largest detractors. This selection was modestly offset by stronger selection in health care and utilities.

The top detractors from relative performance for the period included Cobalt International Energy (energy), Santander Consumer (financials), and Advance Auto Parts (consumer discretionary). Shares of Cobalt International Energy, a global oilfield services company, fell during the period amid the precipitous continued weakness in oil prices which have weighed heavily on energy related shares. The stock of specialized consumer company Santander Consumer came under pressure during the period as investors became more sensitive to the company's sub‐prime auto loan portfolio, given the deterioration in macro sentiment. We continue to believe the business model will become less capital intensive and returns on investment will expand over time. The company is well supported by their parent company and the stock is trading at a valuation level that is very compelling. US‐based automotive aftermarkets retailer, Advance Auto Parts, delivered third quarter results well below consensus expectations, and lowered fourth quarter guidance meaningfully. The stock price fell as a result. While the General Parts International integration is complex, we believe this is a strategic and financially accretive merger, creating a stronger competitive position for both companies. We maintained exposure to all three of these detractors at the end of the period.

Top contributors to relative performance included Pioneer Natural Resources (energy), DreamWorks Animation (consumer discretionary), and Estee Lauder Cosmetics (consumer staples). Pioneer Natural Resources’ fundamental outlook continues to be strong as they make efficiency gains and well performance continues to strengthen. US film production company DreamWorks Animation was a top performer during the period. The stock reacted favorably to news that it would be purchased by Comcast during the latter part of the period. Despite global macro concerns, the prestige beauty products company, Estee Lauder Cosmetics, reported better‐than‐expected FY2Q sales and earnings growth. New launches, strong local demand, and continued tourist traffic in Europe, the Middle East, and Africa boosted results. Not owning benchmark constituent CitiGroup also was additive to relative performance.

Strategy and Outlook
The US economy is working its way through multiple shocks but receding fear of commodity‐driven deflation is the “first step to healing”. We believe consumers, housing and government spending will continue to support the economy. The market has been volatile and near‐term performance has been challenging, but the magnitude is not beyond the scope of what we might expect over the course of one quarter given the risk profile of the Fund. With the acceleration of volatility and uncertainty in the markets, our analysts have been active over the first quarter and very focused on taking advantage of the short‐term turmoil and inefficiencies (buying opportunities) that have resulted by adding to our highest conviction ideas. We do not expect to make material changes in overall positioning or risk posture since each industry is facing a different set of macro and market factors, and each Global Industry Analyst employs a different philosophy & process for picking stocks in their universe coverage. Looking ahead, our Global Industry Analysts remain focused on stock selection in their specific coverage industries and continue to identify themes and opportunities that will shape their investment decisions going forward.

In financials, the banking sector sold off over the quarter. In our opinion, the worries about bank’s exposures to bad loans linked to the energy industry are overdone. For most banks, direct exposure is only a small percentage of their loan books and much of that exposure is senior secured debt. We remain positive on US banks due to their inexpensive valuations relative to returns, the potential upside that higher interest rates could provide, and the ability to generate stable performance even if rates stay low. One of the largest US bank holdings is Bank of America. We favor this stock at its current valuation as we see the potential for multiple profit improvement drivers. We also own Wells Fargo in this sector. Elsewhere we have been taking advantage of lower prices to add to American Express and we established a new position in Capital One. Both companies have high margins to withstand economic weakness should it occur. At the same time, both are leveraged to the consumer, who appears to be in solid shape given employment growth and lower energy prices.

104  |  April 30, 2016

ALPS | WMC Research Value Fund

Management Commentary	April 30, 2016 (Unaudited)

Utilities have performed well year‐to‐date, and we expect that performance from here on a relative basis will be more of a reflection of the growth outlook across the rest of the market rather than any particular change in the utility sector. In our opinion, the medium to long‐term outlook remains very solid and returns should be stable. The trends of electrification and alternative energy should keep growth robust. We continue to emphasize stocks with low payout ratios and those that are investing in growth (e.g., renewables, smarter grid, environmental services, and select midstream energy). A name we like in this sector is best in class electric power provider, NextEra Energy. The company is also involved in the generation of renewable energy from wind and solar projects – largest wind operator in the US. The company continues to have a superior growth profile in an industry with virtually no top line growth (higher quality because of faster growth). They also have a better funded pension than many peers.

In consumer discretionary, lower fuel prices and improving jobs and wages have persisted, allowing for a more favorable consumer spending environment. Valuations for stocks across the sector have not been as attractive, with most of these tailwinds already being well identified and priced into the market. We continue to avoid traditional “brick‐and‐mortar” retail companies, and look for opportunities where internet encroachment is minimal or a tailwind. An example of this is Signet, a mall and off‐mall US‐based jeweler that has benefitted from improving consumer demand. The bridal jewelry retail market has been difficult to replicate online and is an example where e‐commerce has not had a major impact on fundamentals.

Cheryl M. Duckworth, CFA,
Senior Managing Director and Associate Director, Global Industry Research

Mark Mandel, CFA,
Senior Managing Director and Director, Global Industry Research

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Wellington Management Company, LLP, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

105  |  April 30, 2016

ALPS | WMC Research Value Fund

Performance Update	April 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2016)

	6 Month	1 Year	5 Year	10 Year	Since Inception	Total Expense Ratio	What You Pay*
Class A (NAV)	‐0.84%	‐2.52%	8.97%	5.26%	9.60%	1.49%	1.15%
Class A (MOP)	‐6.26%	‐7.92%	7.75%	4.66%	9.47%
Class C (NAV)	‐1.23%	‐3.28%	8.17%	4.48%	8.79%	2.24%	1.90%
Class C (CDSC)	‐1.93%	‐3.96%	8.17%	4.48%	8.79%
Class I	‐0.75%	‐2.33%	9.24%	5.48%	9.85%	1.24%	0.90%
Russell 1000® Value Index[1]	1.93%	‐0.40%	10.13%	5.67%	–
S&P 500® Total Return Index[2]	0.43%	1.21%	11.02%	6.91%	–

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

106  |  April 30, 2016

ALPS | WMC Research Value Fund

Performance Update	April 30, 2016 (Unaudited)

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares.

Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.

The performance shown for the ALPS | WMC Research Value Fund (the “Fund”) for periods prior to August 29, 2009, reflects the performance of the Activa Mutual Funds Trust – Activa Value Fund (as result of a prior reorganization of Activa Mutual Funds Trust – Activa Value Fund into the Fund).

[1]
The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]
The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2017. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Wells Fargo & Co.	3.12%
Bank of America Corp.	3.10%
Newfield Exploration	2.32%
Medtronic PLC	2.15%
Pioneer Natural Resources Co.	2.01%
American Express Co.	1.99%
The PNC Financial Services Group, Inc.	1.77%
General Electric Co.	1.74%
Mondelez International, Inc., Class A	1.67%
NextEra Energy, Inc.	1.53%
Top Ten Holdings	21.40%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

107  |  April 30, 2016

ALPS | WMC Research Value Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (98.45%)
Consumer Discretionary (6.23%)
Consumer Services (1.22%)
Las Vegas Sands Corp.	2,740	$123,711
McDonald’s Corp.	6,690	846,218
Norwegian Cruise Line Holdings, Ltd.(a)	3,105	151,804
		1,121,733

Media (2.57%)
Comcast Corp., Class A	19,520	1,186,035
DreamWorks Animation SKG, Inc., Class A(a)	6,950	277,444
The Interpublic Group of Companies., Inc.	11,050	253,487
Twenty-First Century Fox, Inc., Class A	21,584	653,132
		2,370,098

Retailing (2.44%)
Advance Auto Parts, Inc.	6,116	954,707
Expedia, Inc.	2,435	281,900
The Priceline Group, Inc.(a)	280	376,225
Signet Jewelers, Ltd.	5,820	631,819
		2,244,651

TOTAL CONSUMER DISCRETIONARY		5,736,482

Consumer Staples (5.63%)
Food & Staples Retailing (0.46%)
CVS Health Corp.	4,255	427,627

Food Beverage & Tobacco (2.63%)
Mondelez International, Inc., Class A	35,733	1,535,090
Post Holdings, Inc.(a)	12,310	884,350
		2,419,440

Household & Personal Products (2.54%)
Colgate-Palmolive Co.	14,450	1,024,794
Coty, Inc., Class A	15,275	464,360
The Estee Lauder Companies, Inc., Class A	8,840	847,491
		2,336,645

TOTAL CONSUMER STAPLES		5,183,712

Energy (12.81%)
Energy (12.81%)
Anadarko Petroleum Corp.	6,872	362,567
Baker Hughes, Inc.	10,740	519,386
Cheniere Energy, Inc.(a)	2,500	97,200
	Shares	Value (Note 2)
Energy (continued)
Cobalt International Energy, Inc.(a)	93,415	$301,730
ConocoPhillips	15,920	760,817
Ensco PLC, Class A	12,492	149,404
EOG Resources, Inc.	6,850	565,947
Forum Energy Technologies, Inc.(a)	11,140	186,484
Halliburton Co.	9,403	388,438
Hess Corp.	9,261	552,141
Marathon Petroleum Corp.	15,710	613,947
Newfield Exploration Co.(a)	58,870	2,134,037
Noble Energy, Inc.	11,770	425,015
ONEOK, Inc.	4,616	166,868
Patterson-UTI Energy, Inc.	17,980	355,105
Pioneer Natural Resources Co.	11,136	1,849,690
Tenaris SA, ADR	11,280	305,350
Tesco Corp.	20,800	196,768
TransCanada Corp.	13,770	571,317
Valero Energy Corp.	16,540	973,710
WPX Energy, Inc.(a)	32,687	315,756

TOTAL ENERGY		11,791,677

Financials (30.20%)
Banks (7.99%)
Bank of America Corp.	196,230	2,857,109
The PNC Financial Services Group, Inc.	18,540	1,627,441
Wells Fargo & Co.	57,420	2,869,852
		7,354,402

Diversified Financials (7.65%)
American Express Co.	27,950	1,828,769
BlackRock, Inc.	1,190	424,033
Capital One Financial Corp.	13,240	958,444
The Goldman Sachs Group, Inc.	1,410	231,395
Intercontinental Exchange, Inc.	1,480	355,244
Invesco, Ltd.	7,940	246,219
Legg Mason, Inc.	4,190	134,541
MSCI, Inc.	3,234	245,590
Northern Trust Corp.	9,280	659,622
OneMain Holdings, Inc.(a)	8,270	263,151
S&P Global, Inc.	2,180	232,933
Santander Consumer USA Holdings, Inc.(a)	102,670	1,352,164
WisdomTree Investments, Inc.	10,300	112,167
		7,044,272

Insurance (9.33%)
Alleghany Corp.(a)	1,130	589,046
The Allstate Corp.	6,020	391,601

108  |  April 30, 2016

ALPS | WMC Research Value Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
Insurance (continued)
American International Group, Inc.	22,440	$1,252,601
Assurant, Inc.	2,970	251,173
Assured Guaranty, Ltd.	53,800	1,391,806
The Hartford Financial Services Group, Inc.	18,527	822,228
Marsh & McLennan Companies, Inc.	20,310	1,282,577
MetLife, Inc.	9,510	428,901
Principal Financial Group, Inc.	8,638	368,670
Prudential Financial, Inc.	8,074	626,865
XL Group PLC	36,090	1,181,226
		8,586,694

Real Estate (5.23%)
American Tower Corp.	4,060	425,813
AvalonBay Communities, Inc.	5,770	1,020,078
Douglas Emmett, Inc.	22,780	739,211
Federal Realty Investment Trust	5,764	876,589
Forest City Realty Trust, Inc., Class A	25,633	532,654
Host Hotels & Resorts, Inc.	14,630	231,446
National Retail Properties, Inc.	7,670	335,639
Outfront Media, Inc.	12,410	269,173
Public Storage	1,560	381,904
		4,812,507

TOTAL FINANCIALS		27,797,875

Health Care (11.19%)
Health Care Equipment & Services (8.19%)
Abbott Laboratories	14,500	564,050
Becton Dickinson and Co.	1,908	307,684
Boston Scientific Corp.(a)	59,100	1,295,472
HCA Holdings, Inc.(a)	7,680	619,162
McKesson Corp.	2,471	414,683
Medtronic PLC	25,020	1,980,333
St Jude Medical, Inc.	9,220	702,564
Stryker Corp.	6,048	659,293
UnitedHealth Group, Inc.	7,540	992,867
		7,536,108

Pharmaceuticals, Biotechnology & Life Sciences (3.00%)
Alkermes PLC(a)	1,730	68,768
Allergan PLC(a)	4,184	906,087
Alnylam Pharmaceuticals, Inc.(a)	930	62,347
Bristol-Myers Squibb Co.	6,954	501,940
Merck & Co., Inc.	18,312	1,004,230
	Shares	Value (Note 2)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
Mylan N.V.(a)	5,240	$218,560
		2,761,932

TOTAL HEALTH CARE		10,298,040

Industrials (11.11%)
Capital Goods (7.26%)
AMETEK, Inc.	5,510	264,976
Danaher Corp.	11,930	1,154,227
Eaton Corp. PLC	5,800	366,966
General Dynamics Corp.	4,020	564,890
General Electric Co.	52,100	1,602,075
Honeywell International, Inc.	3,246	370,920
Illinois Tool Works, Inc.	4,080	426,442
Lockheed Martin Corp.	2,616	607,906
Northrop Grumman Corp.	3,178	655,494
Pentair PLC	4,920	285,754
Raytheon Co.	596	75,305
WESCO International, Inc.(a)	5,210	306,296
		6,681,251

Commercial & Professional Services (2.55%)
Equifax, Inc.	1,649	198,292
Huron Consulting Group, Inc.(a)	1,530	85,083
ManpowerGroup, Inc.	2,188	168,542
Nielsen Holdings PLC	10,514	548,200
TransUnion(a)	10,554	316,092
Waste Connections, Inc.	6,105	410,745
Waste Management, Inc.	10,578	621,881
		2,348,835

Transportation (1.30%)
FedEx Corp.	1,960	323,616
Genesee & Wyoming, Inc., Class A(a)	2,814	183,219
Kansas City Southern	1,290	122,227
Norfolk Southern Corp.	4,170	375,759
XPO Logistics, Inc.(a)	6,350	191,389
		1,196,210

TOTAL INDUSTRIALS		10,226,296

Information Technology (8.26%)
Semiconductors & Semiconductor Equipment (2.72%)
Applied Materials, Inc.	13,850	283,509
Broadcom, Ltd.	1,237	180,293
First Solar, Inc.(a)	1,742	97,273
Lam Research Corp.	3,480	265,872
Linear Technology Corp.	16,020	712,570
Microchip Technology, Inc.	9,140	444,113
NXP Semiconductors N.V.(a)	1,458	124,338

109  |  April 30, 2016

ALPS | WMC Research Value Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
ON Semiconductor Corp.(a)	17,300	$163,831
Skyworks Solutions, Inc.	1,934	129,230
SunEdison Semiconductor, Ltd.(a)	5,390	30,992
SunPower Corp.(a)	3,500	70,490
		2,502,511

Software & Services (4.15%)
Accenture PLC, Class A	794	89,658
Akamai Technologies, Inc.(a)	3,954	201,614
Alliance Data Systems Corp.(a)	777	157,972
Alphabet, Inc., Class A(a)	1,102	780,084
Automatic Data Processing, Inc.	2,146	189,792
Electronic Arts, Inc.(a)	4,180	258,533
Genpact, Ltd.(a)	8,910	248,500
Global Payments, Inc.	4,187	302,227
Microsoft Corp.	20,441	1,019,393
SS&C Technologies Holdings, Inc.	4,732	289,362
Visa, Inc., Class A	1,290	99,639
Zillow Group, Inc., Class A(a)	4,680	117,094
Zillow Group, Inc., Class C(a)	2,719	65,365
		3,819,233

Technology Hardware & Equipment (1.39%)
Cisco Systems, Inc.	24,670	678,178
EMC Corp.	16,950	442,565
Hewlett Packard Enterprise Co.	9,830	163,768
		1,284,511

TOTAL INFORMATION TECHNOLOGY		7,606,255

Materials (4.23%)
Materials (4.23%)
Ball Corp.	3,460	246,975
Boise Cascade Co.(a)	7,980	166,543
Cabot Corp.	4,936	240,827
Celanese Corp., Series A	3,940	278,558
CRH PLC, Sponsored ADR	5,600	163,016
Crown Holdings, Inc.(a)	4,425	234,348
The Dow Chemical Co.	11,471	603,489
International Flavors & Fragrances, Inc.	2,774	331,410
International Paper Co.	7,780	336,641
LyondellBasell Industries N.V., Class A	930	76,883
Martin Marietta Materials, Inc.	839	141,984
Monsanto Co.	1,470	137,710
The Mosaic Co.	5,047	141,266
Nucor Corp.	1,980	98,564
Owens-Illinois, Inc.(a)	5,150	95,069
Reliance Steel & Aluminum Co.	1,960	144,981
The Sherwin-Williams Co.	250	71,827

	Shares	Value (Note 2)
Materials (continued)
Steel Dynamics, Inc.	3,797	$95,722
Vulcan Materials Co.	2,633	283,390

TOTAL MATERIALS		3,889,203

Utilities (8.79%)
Utilities (8.79%)
Ameren Corp.	7,610	365,280
Avangrid, Inc.	17,350	695,735
Dominion Resources, Inc.	8,695	621,432
Duke Energy Corp.	7,500	590,850
Edison International	7,650	540,931
Exelon Corp.	13,600	477,224
NextEra Energy, Inc.	12,007	1,411,783
PG&E Corp.	12,137	706,373
Pinnacle West Capital Corp.	5,020	364,703
Sempra Energy	6,920	715,182
UGI Corp.	28,100	1,130,744
Westar Energy, Inc.	9,106	469,961

TOTAL UTILITIES		8,090,198

TOTAL COMMON STOCKS
(Cost $84,373,365)		90,619,738

7-Day Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.43%)
Money Market Fund (1.43%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.388%	1,311,759	1,311,759

TOTAL SHORT TERM INVESTMENTS
(Cost $1,311,759)			1,311,759

TOTAL INVESTMENTS (99.88%)
(Cost $85,685,124)			$91,931,497

Other Assets In Excess Of Liabilities (0.12%)			110,430	(b)

NET ASSETS (100.00%)			$92,041,927

(a)	Non-Income Producing Security.
(b)	Includes cash which is being held as collateral for futures contracts in the amount of $36,000.

110  |  April 30, 2016

ALPS | WMC Research Value Fund

Statement of Investments	April 30, 2016 (Unaudited)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Depreciation
S&P 500 Mini Future	Long	8	06/20/16	$823,640	$(1,076)
				$823,640	$(1,076)

111  |  April 30, 2016

ALPS | WMC Research Value Fund

Statement of Assets and Liabilities	April 30, 2016 (Unaudited)

ASSETS
Investments, at value	$91,931,497
Receivable for investments sold	796,835
Receivable for shares sold	100
Deposit with broker for futures contracts (Note 3)	36,000
Dividends receivable	64,580
Prepaid expenses and other assets	22,872
Total Assets	92,851,884
LIABILITIES
Payable for investments purchased	699,574
Payable for variation margin on futures contracts	5,320
Payable for shares redeemed	16,268
Investment advisory fees payable	43,422
Administration and transfer agency fees payable	20,409
Distribution and services fees payable	10,557
Trustees’ fees and expenses payable	88
Professional fees payable	9,577
Accrued expenses and other liabilities	4,742
Total Liabilities	809,957
NET ASSETS	$92,041,927
NET ASSETS CONSIST OF
Paid-in capital	$88,352,800
Accumulated net investment income	206,562
Accumulated net realized loss	(2,762,732)
Net unrealized appreciation	6,245,297
NET ASSETS	$92,041,927
INVESTMENTS, AT COST	$85,685,124
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$8.13
Net Assets	$50,237,784
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	6,182,025
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$8.60
Class C:
Net Asset Value, offering and redemption price per share(a)	$7.86
Net Assets	$492,423
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	62,677
Class I:
Net Asset Value, offering and redemption price per share	$8.31
Net Assets	$41,311,720
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,974,008

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

112  |  April 30, 2016

ALPS | WMC Research Value Fund

Statement of Operations	For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends	$870,494
Foreign taxes withheld on dividends	(1,942)
Total Investment Income	868,552

EXPENSES
Investment advisory fees	423,912
Administrative fees	71,357
Transfer agency fees	10,669
Distribution and service fees
Class A	62,253
Class C	3,153
Professional fees	11,291
Reports to shareholders and printing fees	6,403
State registration fees	24,505
SEC registration fees	81
Insurance fees	475
Custody fees	9,114
Trustees’ fees and expenses	1,298
Miscellaneous expenses	5,812
Total Expenses	630,323
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(91,012)
Class C	(1,138)
Class I	(71,167)
Net Expenses	467,006
Net Investment Income	401,546
Net realized loss on investments	(764,624)
Net realized gain on futures contracts	91,555
Net realized loss	(673,069)
Net change in unrealized depreciation on investments	(552,599)
Net change in unrealized depreciation on futures contracts	(56,532)
Net change in unrealized depreciation	(609,131)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,282,200)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(880,654)

See Notes to Financial Statements.

113  |  April 30, 2016

ALPS | WMC Research Value Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015(a)
OPERATIONS
Net investment income	$401,546	$642,249
Net realized gain/(loss)	(673,069)	29,091,971
Net realized gain distributions from other investment companies	–	15,732
Net change in unrealized depreciation	(609,131)	(26,918,449)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(880,654)	2,831,503

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(102,728)	(280,500)
Class C	(484)	(1,366)
Class I	(91,772)	(222,337)
Dividends to shareholders from net realized gains
Class A	(15,829,298)	(5,704,627)
Class C	(227,520)	(35,924)
Class I	(11,519,557)	(4,142,646)
Net Decrease in Net Assets from Distributions	(27,771,359)	(10,387,400)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	114,904	1,824,143
Class C	333,622	1,632,083
Class I	2,767,512	3,318,615
Dividends reinvested
Class A	15,117,811	5,488,048
Class C	164,039	19,609
Class I	11,601,856	4,362,161
Shares redeemed
Class A	(4,057,298)	(6,874,850)
Class C	(607,126)	(1,003,097)
Class I	(2,134,178)	(7,204,797)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	23,301,142	1,561,915

Net decrease in net assets	(5,350,871)	(5,993,982)

NET ASSETS
Beginning of period	97,392,798	103,386,780
End of period *	$92,041,927	$97,392,798
*Including accumulated net investment income of:	$206,562	$(0)

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.

See Notes to Financial Statements.

114  |  April 30, 2016

ALPS | WMC Research Value Fund – Class A

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(c)	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011(d)
Net asset value, beginning of period	$11.57		$12.54	$11.92		$10.01	$8.42	$8.64	$7.43

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(e)	0.03		0.06	0.03		0.06	0.08	0.06	0.06
Net realized and unrealized gain/(loss)	(0.13)		0.23	0.59		2.09	1.61	(0.23)	1.22
Total from investment operations	(0.10)		0.29	0.62		2.15	1.69	(0.17)	1.28

DISTRIBUTIONS:
From net investment income	(0.02)		(0.06)	–		(0.11)	(0.10)	(0.05)	(0.07)
From net realized gains	(3.32)		(1.20)	–		(0.13)	–	–	–
Total distributions	(3.34)		(1.26)	–		(0.24)	(0.10)	(0.05)	(0.07)

Net increase/(decrease) in net asset value	(3.44)		(0.97)	0.62		1.91	1.59	(0.22)	1.21
Net asset value, end of period	$8.13		$11.57	$12.54		$11.92	$10.01	$8.42	$8.64
TOTAL RETURN(f)	(0.84)%		2.57%	5.20%		21.70%	20.17%	(1.81)%	17.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$50,238		$55,608	$59,628		$59,069	$50,142	$44,989	$48,899
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.52	%(g)	1.49%	1.48	%(g)	1.47%	1.51%	1.58%	1.71%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(g)(h)	1.40%	1.40	%(g)	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	0.80	%(g)	0.53%	0.48	%(g)	0.52%	0.95%	0.83%	0.77%
Portfolio turnover rate(i)	39%		114%	13%		19%	34%	46%	44%

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Prior to August 31, 2012, the ALPS | WMC Disciplined Value Fund was known as the ALPS | WMC Value Intersection Fund.
(d)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the fund).
(e)	Calculated using the average shares method.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(g)	Annualized.
(h)	Effective November 1, 2015 the contractual expense limitation changed from 1.40% to 1.15%.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

115  |  April 30, 2016

ALPS | WMC Research Value Fund – Class C

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(c)	For the Year Ended April 30, 2012	For the Period July 2, 2010 (Inception) to April 30, 2011(d)
Net asset value, beginning of period	$11.32		$12.36	$11.80		$9.93	$8.39	$8.62	$6.40

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(e)	0.00	(f)	(0.03)	(0.02)		(0.02)	0.02	(0.01)	(0.01)
Net realized and unrealized gain/(loss)	(0.13)		0.24	0.58		2.08	1.57	(0.20)	2.27
Total from investment operations	(0.13)		0.21	0.56		2.06	1.59	(0.21)	2.26

DISTRIBUTIONS:
From net investment income	(0.01)		(0.05)	–		(0.06)	(0.05)	(0.02)	(0.04)
From net realized gains	(3.32)		(1.20)	–		(0.13)	–	–	–
Total distributions	(3.33)		(1.25)	–		(0.19)	(0.05)	(0.02)	(0.04)

Net increase/(decrease) in net asset value	(3.46)		(1.04)	0.56		1.87	1.54	(0.23)	2.22
Net asset value, end of period	$7.86		$11.32	$12.36		$11.80	$9.93	$8.39	$8.62
TOTAL RETURN(g)	(1.23)%		1.87%	4.75%		20.97%	19.07%	(2.45)%	35.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$492		$870	$257		$133	$100	$79	$14
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.26	%(h)	2.24%	2.24	%(h)	2.22%	2.26%	2.38%	2.49	%(h)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90	%(h)(i)	2.15%	2.15	%(h)	2.15%	2.15%	2.15%	2.15	%(h)
Ratio of net investment income/(loss) to average net assets	0.08	%(h)	(0.22)%	(0.30	)%(h)	(0.23)%	0.19%	(0.16)%	(0.09	)%(h)
Portfolio turnover rate(j)	39%		114%	13%		19%	34%	46%	44	%(k)

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Prior to August 31, 2012, the ALPS | WMC Disciplined Value Fund was known as the ALPS | WMC Value Intersection Fund.
(d)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the fund).
(e)	Calculated using the average shares method.
(f)	Less than $0.005 per share.
(g)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(h)	Annualized.
(i)	Effective November 1, 2015 the contractual expense limitation changed from 2.15% to 1.90%.
(j)	Portfolio turnover rate for periods less than one full year have not been annualized.
(k)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2011.

See Notes to Financial Statements.

116  |  April 30, 2016

ALPS | WMC Research Value Fund – Class I

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(c)	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011(d)
Net asset value, beginning of period	$11.75		$12.69	$12.05		$10.10	$8.49	$8.71	$7.48

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(e)	0.04		0.09	0.05		0.09	0.11	0.09	0.07
Net realized and unrealized gain/(loss)	(0.13)		0.23	0.59		2.12	1.61	(0.24)	1.24
Total from investment operations	(0.09)		0.32	0.64		2.21	1.72	(0.15)	1.31

DISTRIBUTIONS:
From net investment income	(0.03)		(0.06)	–		(0.13)	(0.11)	(0.07)	(0.08)
From net realized gains	(3.32)		(1.20)	–		(0.13)	–	–	–
Total distributions	(3.35)		(1.27)	–		(0.26)	(0.11)	(0.07)	(0.08)

Net increase/(decrease) in net asset value	(3.44)		(0.94)	0.64		1.95	1.61	(0.22)	1.23
Net asset value, end of period	$8.31		$11.75	$12.69		$12.05	$10.10	$8.49	$8.71
TOTAL RETURN(f)	(0.75)%		2.86%	5.31%		22.11%	20.43%	(1.62)%	17.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$41,312		$40,915	$43,502		$44,729	$39,417	$34,636	$29,251
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.27	%(g)	1.24%	1.23	%(g)	1.22%	1.26%	1.33%	1.46%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90	%(g)(h)	1.15%	1.15	%(g)	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	1.04	%(g)	0.78%	0.74	%(g)	0.77%	1.20%	1.08%	0.95%
Portfolio turnover rate(i)	39%		114%	13%		19%	34%	46%	44%

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Prior to August 31, 2012, the ALPS | WMC Disciplined Value Fund was known as the ALPS | WMC Value Intersection Fund.
(d)	Prior to August 31, 2010, the ALPS | WMC Value Intersection Fund was known as the Activa Value Fund (as a result of the reorganization of Activa Mutual Funds Trust - Activa Value Fund into the fund).
(e)	Calculated using the average shares method.
(f)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	Annualized.
(h)	Effective November 1, 2015 the contractual expense limitation changed from 1.15% to 0.90%.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

117  |  April 30, 2016

Clough China Fund

Management Commentary	April 30, 2016 (Unaudited)

The Clough China Fund (I Share Class) NAV declined -10.45% for the six months ending April 30, 2016, while the MSCI China Index lost -9.39%.

Chinese equity markets declined sharply to begin the period, before rallying sharply after bottoming in February. Declines were driven largely by ongoing fears of a slowing economy and concerns over the stability of Chinese currency, the Yuan, after authorities abandoned the unofficial peg to the U.S. dollar in August. Weakness in China was in concert with most global equity markets driven by similar fears. Policy makers around the world seemed to respond to the market panic as finance ministers from the major economies gathered at a February G-20 Summit in Shanghai. Some believe a "Shanghai Accord" was reached whereby plans to curb the strength of the U.S. dollar in order to help stabilize the Yuan and commodity prices were adopted. Chinese officials also moved to calm markets. After a long silence, central bank Governor Zhou Xiaochuan spoke extensively on exchange rate and capital flow issues on February 13, clarifying China’s intention to promote a stable currency market. Soon after, the Ministry of Finance announced several cuts in the deed tax for first and second home purchases and other measures to stimulate residential property demand. The Reserve Requirement Ratio for banks was also cut by 50 basis points (bps), confirming the easing path of the monetary policy while external and domestic demand indicators remained relatively weak. Later on, the National People’s Congress established a 2016 Gross Domestic Product (GDP) growth target at 6.5 to 7% from “around 7%” in 2015, with a medium term goal of an average at least 6.5% GDP growth over the next five years. While monetary policy was kept accommodative, fiscal spending accelerated. In March, fiscal expenditure grew 20.1%, up from 12% growth over January – February time period, whereas revenue increased only 7.1%.

March economic activity accelerated positively as property sales recovered sharply at 38% year-over-year, bank lending continued to rebound, and industrial production and fixed asset investments picked up. First quarter GDP was reported up 6.7% versus last year in line with market expectations. The contributions of the three major sectors to GDP growth were 4.2% from services, 2.3% from manufacturing, and 0.2% from the primary sectors (agriculture and fishing).

While macroeconomic data looked to have turned for the better supported by abundant liquidity, the recovery may have been driven by excessive lending so concerns resurfaced. The government introduced new tightening measures to cool down property prices where they had risen too fast in Tier 1 cities (Shanghai and Shenzhen), and the Chinese bond market encountered some turbulence with a fresh wave of defaults at State-Owned Enterprises (SOEs). Meanwhile, corporate earnings started to rebound. Earnings from Shanghai and Shenzhen-listed stocks were flat in the first quarter after declining 10% in the final quarter of 2015. The recovery came from non-financial earnings which grew 7.5% as compared to a 24% decline in the fourth quarter. The new economy was the star performer, with earnings up 37% year-over-year, far above the pedestrian 0.5% increase recorded by the old economy. Cost decline was a key contributor to margin improvement.1

Investors’ focus recently turned towards the country’s debts that rose rapidly in the last few years, from 149% of GDP in 20082 to more than 249% at the end of 2015. The debt burdens came with deteriorating credit usage efficiency as more debt is being incurred relative to economic growth. The scare of a steep fall in China’s foreign exchange reserves due to capital outflows receded after reserves resumed increasing in March and April to $3.22 trillion. April activity data was somewhat weaker than March but property investments remained strong and overall infrastructure investments, up 18%, remained healthy3. The pace of fiscal stimulus remained and housing data held up well4 with property sales jumping 44% year-over-year, even stronger than in March. Hence, we would tend to consider this data as signaling a stabilization of growth in the near term, rather than a definite slow down.

Portfolio Composition
The Fund’s underweight in energy and in information technology sectors during the quarter was the major detracting factor on its performance. In terms of individual stocks Tencent, BYD, and Alibaba were the major positive contributors.

Tencent is the largest weighting in the MSCI China index and has been the largest stockholding in the Fund for many years. The company is privately owned (i.e., not State-owned), was founded in 1998, and has been publicly-listed in Hong Kong since 2004. Tencent is a leading provider of premium messaging services, internet value-added services, and online games. It is highly profitable with 28% return on equity and a very strong balance sheet with a net cash position. Tencent’s fourth quarter results beat market consensus as it reported a 45% rise in revenue and 47% jump in operating profit. Online advertising, mobile games, and new businesses such as mobile payment all recorded robust results growth.

BYD is another privately owned group, founded in 1995 and listed in 2002. It is an auto maker also involved in handset components and rechargeable batteries. After several years of weak lagging results, profits took off in 2015 (+551.3% year-over-year) as its sales of new energy vehicles—hybrid and pure electrical cars and buses—soared 162%. Thanks to its advanced technology in this new segment, BYD won new contracts for coaches and public transportation vehicles in China and abroad (London & California, for instance). The company already ranked number one in the global market for new energy vehicles in the world last year. This sector benefits from supportive government policy measures on China’s domestic market to encourage the development of new clean energies and reduce pollution emissions.

Founded by Jack Ma in Hangzhou in 1999, and listed on the NYSE in September 2014, Alibaba is by far China’s leading e-commerce operator. It runs two giant market places, Taobao, the largest consumer to consumer platform, and Tmall, a business to commerce platform for merchants. It has more than 420 million active users. Alibaba is also diversified in financial services, mobile payments, international commerce, cloud computing, media, internet infrastructure and is expanding into South East Asia with the recent acquisition of the Singapore-based Lazada Group. Last fiscal year revenue increased 39% and net recurring earnings went up 23%. Balance sheet is net cash and return on equity is above 20%.

118  |  April 30, 2016

Clough China Fund

Management Commentary	April 30, 2016 (Unaudited)

On the other hand, Pacific Textiles, China Life Insurance and Beijing Enterprise Water were the worst detractors on performance.

Pacific Textiles manufactures knitted fabrics for international clients like Uniqlo, Victoria’s Secret, and Walmart. Although their first half results looked satisfactory with an 11% rise in core profits and higher margins and the stock is modestly valued, offering a yield above 8%, the share price fell severely in April. The Fund cut its exposure to this name. China Life Insurance and Beijing Enterprise Water, a firm that specializes in waste water treatment, were sold and are no longer part of the Fund’s portfolio.

Outlook:
China has entered a transition period, from being the “workshop of the world” to becoming the largest consumer market on earth. This transition raises questions and uncertainties that many investors consider as rising risks, especially as the economic outlook in other parts of the world—first and foremost, in developed countries like the US and Europe—looks cloudy. Negative sentiment prevails and seems to preclude a balanced judgment.

We believe that keeping our attention limited to short-term movements and fluctuations does not make much sense for a long- term investment strategy. There are underlying fundamental strengths sustaining China’s economic growth that are largely neglected by international media and seldom mentioned at the forefront of economic analysis. Nevertheless these are the key factors driving the country’s long-term economic momentum and we believe it is worth taking them into account.

Obviously, mounting debts and banks’ non-performing loans are legitimate concerns similar to the slow supply side reform process to reduce excess and obsolete production capacities in old heavy industries such as coal, steel, and cement. However these issues are only part of the real situation of China today. We need to broaden our views to understand what will drive the country in coming years as the drivers of economic activity and wealth creation are shifting.

First, let’s be clear on the growth outlook: as we have outlined over the last several years, given the sheer size already reached by the Chinese economy, it is obvious and normal that the economic growth is slowing down and will continue to slow down, from 6 to 7% where it is today, to maybe 5% after 2020. But 6% or even 5% is not zero. Economic growth in China comes from several sources that should continue to flow for years. These sources are all related to structural changes in the Chinese society and—more specifically—in the consumers’ spending patterns.

First is the urbanization process. The urbanization rate has gone up from 36.2% in 2000 to 43% in 2015 to 56.1% in 2016(3). Every year over this period of time, about 18 – 20 million people left the countryside to live in urban areas. According to official forecasts this trend will continue with about 23 million people coming to live in Chinese cities every year over the next 5 years. The move will be helped by the progress on the reform of the urban residential permit system (known as the “Hukou” system) that is under way. Currently, 29 provinces and municipalities have introduced their plans for reforming the Hukou system, all proposing to abolish the distinction between agricultural and non-agricultural Hukou and to establish a unified urban and rural household registration system5.

Urbanization generates the need for services as well as rising individual income and private consumption. So another significant contributor to China’s economic growth is the increase in urban disposable income, which has surged 4.8x between 1998 and 20156 and is still growing at 6 – 7% annually. The expansion of the service sector is another powerful growth engine of the Chinese economy. It contributed 90% of GDP growth in 2015, growing faster than other GDP  components.  Services  now  account  for  41%  of  China’s workforce and service jobs are better paid than manufacturing work.

As the CEO of United Technologies said earlier this year in an earnings call with Bloomberg, “Urbanization will continue to be a powerful force and it will drive growth in our commercial and aerospace businesses”7. More generally, urbanization and higher income will continue to drive growth in private consumption, as China’s urban middle class expands further. How big is this urban middle class? We are talking about 145 – 170 million households according  to  various  sources  (BNP,  Boston  Consulting  Group, GaveKal Research), currently equivalent to 400 – 450 million people. These households make between $16,000 – $34,000 in annual household income and according to McKinsey (“Mapping China’s Middle Class”), the upper middle class will become the principal engine of consumer spending over the next decade. Another interesting feature is the observation that the consumption patterns of the upper middle class and of the new generation (200 million consumers accounting for 15% of urban consumption in 2012, which McKinsey expects to more than double to 35% by 2022) are not entirely driven by government policies, contrary to most economists’ claims  that  the  Chinese  government  controls  everything  in the country.

What this “new Chinese consumer” likes and buys includes everything related to e-commerce, mobile communications (4G mobile subscriptions increased 39% year-over-year in January 2016), movie box office tickets (up 46%), healthy food, entertainment (Shanghai Disney Land will open in June 2016), brand names, traveling, higher quality homes, and autos (21 million units sold in 2015), of which SUVs are favored (6.2 million sold in 2015 versus 1.3 million in 2010, and up a further 46% in the first four months of 2016). This is the changing spending pattern of Chinese consumption where the so-called rebalancing of the economy (broadly passive and hence not exposed to policy measures) is taking place. These are the areas that will create the most economic growth in coming years, whatever monthly macro data on industrial production or electricity consumption may show.

119  |  April 30, 2016

Clough China Fund

Management Commentary	April 30, 2016 (Unaudited)

At about 10x 2016 P/E (Price to Earnings), the MSCI China valuation does not look excessive to us. We believe that there are plenty of investment opportunities created by the changes mentioned above that are not yet discounted in stock prices.

Francoise Vappereau, Co-Portfolio Manager
Eric Brock, Co-Portfolio Manager

Sources: All macro data: Bloomberg
[1]	Deutsche Bank Market Research. 5 May 2016. China 1Q16 Earnings Review.
[2]	According to BIS calculation. CREDIT SUISSE Asian Daily 16 May 2016 (China Market Strategy).
[3]	NBS
[4]	HSBC May 14, 2016: China (Activity data, April 2106. Not as bad as it looks)
[5]	CICCT 10 May 2106. Thematic Strategy | China in Transformation (IX): Relaxing Hukou: local practices and their effects
[6]	BNP Paribas. 26 April 2016. China Economics.
[7]	Bloomberg News 03 March 2016.

Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations,  and  the  potential  for  illiquid  markets  and political instability.

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Clough Capital Partners, LP, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

120  |  April 30, 2016

Clough China Fund

Performance Update	April 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2016)

Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30,2016)

	6 Month	1 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-10.62%	-29.29%	-0.55%	7.17%	9.79%	1.98%	1.95%
Class A (MOP)	-15.56%	-33.18%	-1.67%	6.57%	9.20%
Class C (NAV)	-10.94%	-29.81%	-1.31%	6.36%	8.98%	2.78%	2.70%
Class C (CDSC)	-11.82%	-30.51%	-1.31%	6.36%	8.98%
Class I [1]	-10.45%	-28.87%	-0.22%	7.62%	10.26%	1.77%	1.70%
MSCI China Index[2]	-9.39%	-30.58%	-1.25%	6.90%	9.24%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

The performance shown for the Clough China Fund for periods prior to January 15, 2010, reflects the performance of the Old Mutual China Fund, a series of Old Mutual Funds I (as a result of a prior reorganization of the Old Mutual China Fund into the Clough China Fund).

[1]	Prior to close of business on January 15, 2010, Class I was known as Institutional Class of the Old Mutual China Fund.

121  |  April 30, 2016

Clough China Fund

Performance Update	April 30, 2016 (Unaudited)

[2]	The Morgan Stanley Capital International (“MSCI”) China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund Inception date of December 30, 2005.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2017. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in China, Hong Kong and Taiwan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

Top Ten Holdings (as a % of Net Assets) †

Tencent Holdings, Ltd.	10.76%
China Mobile, Ltd.	6.93%
China Construction Bank Corp., Class H	4.58%
Alibaba Group Holding, Ltd., Sponsored ADR	4.38%
Ping An Insurance Group Co. of China, Ltd., Class H	4.20%
China Petroleum & Chemical Corp., Class H	2.99%
Pacific Textile Holdings, Ltd.	2.58%
Industrial & Commercial Bank of China, Ltd., Class H	2.57%
Baidu, Inc., Sponsored ADR	2.44%
CNOOC, Ltd.	2.35%
Top Ten Holdings	43.78%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Industry Sector Allocation (as a % of Net Assets)

122  |  April 30, 2016

Clough China Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (84.10%)
Basic Materials (1.56%)
Iron/Steel (0.44%)
Angang Steel Co., Ltd., Class H	532,000	$251,599

Mining (1.12%)
Zijin Mining Group Co., Ltd., Class H	1,950,000	650,561

TOTAL BASIC MATERIALS		902,160

Communications (14.88%)
Internet (6.02%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	33,000	2,539,020
JD.com, Inc., ADR(a)	26,400	674,784
Zhaopin, Ltd., Sponsored ADR(a)	18,000	277,740
		3,491,544

Telecommunications (8.86%)
China Mobile, Ltd.	350,500	4,024,011
China Telecom Corp., Ltd., Class H	936,000	463,382
China Unicom Hong Kong, Ltd.	558,000	653,021
		5,140,414

TOTAL COMMUNICATIONS		8,631,958

Consumer Discretionary (0.62%)
Specialty Retail (0.62%)
China ZhengTong Auto Services Holdings, Ltd.	876,500	358,135

TOTAL CONSUMER DISCRETIONARY		358,135

Consumer, Cyclical (17.08%)
Apparel (1.05%)
Shenzhou International Group Holdings, Ltd.	118,000	610,004

Auto Manufacturers (2.36%)
Byd Co., Ltd., Class H(a)	122,500	716,392
Guangzhou Automobile Group Co., Ltd., Class H	564,000	655,407
		1,371,799

Auto Parts & Equipment (0.96%)
Fuyao Glass Industry Group Co., Ltd., Class H(a)(b)	247,600	558,091

Home Furnishings (1.87%)
Red Star Macalline Group Corp., Ltd., Class H(a)	406,600	461,623

	Shares	Value (Note 2)
Home Furnishings (continued)
Skyworth Digital Holdings, Ltd.	954,000	$620,874
		1,082,497

Lodging (2.66%)
China Lodging Group Ltd., Sponsored ADR	29,300	1,056,558
Sands China, Ltd.	136,000	484,527
		1,541,085

Retail (4.76%)
Giordano International, Ltd.	1,412,000	637,897
Li Ning Co., Ltd.(a)	2,115,000	917,278
Man Wah Holdings, Ltd.	1,037,112	1,209,471
		2,764,646

Textiles (3.42%)
Anta Sports Products, Ltd.	191,000	486,521
Pacific Textile Holdings, Ltd.	1,164,000	1,498,678
		1,985,199

TOTAL CONSUMER, CYCLICAL		9,913,321

Consumer, Non-Cyclical (1.93%)
Biotechnology (0.73%)
3SBio, Inc.(a)(b)	353,500	426,736

Pharmaceuticals (1.20%)
Sinopharm Group Co., Ltd., Class H	162,400	694,136

TOTAL CONSUMER, NON-CYCLICAL		1,120,872

Energy (7.12%)
Oil & Gas (7.12%)
China Petroleum & Chemical Corp., Class H	2,460,120	1,733,609
CNOOC, Ltd.	1,105,000	1,365,030
PetroChina Co., Ltd., Class H	1,408,000	1,030,135
		4,128,774

TOTAL ENERGY		4,128,774

Financials (18.48%)
Banks (9.20%)
Bank of China, Ltd., Class H	2,945,437	1,192,592
China Construction Bank Corp., Class H	4,182,080	2,656,152
Industrial & Commercial Bank of China, Ltd., Class H	2,785,967	1,491,609
		5,340,353

123  |  April 30, 2016

Clough China Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
Diversified Financial Services (1.00%)
Haitong Securities Co., Ltd., Class H	349,200	$577,094

Insurance (4.20%)
Ping An Insurance Group Co. of China, Ltd., Class H	519,500	2,438,057

Real Estate (4.08%)
Cheung Kong Property Holdings, Ltd.	98,000	669,290
China Overseas Land & Investment, Ltd.	218,000	691,990
China Resources Land, Ltd.	228,000	560,125
CIFI Holdings Group Co., Ltd.	1,930,000	446,620
		2,368,025

TOTAL FINANCIALS		10,723,529

Industrials (8.36%)
Building Materials (1.33%)
Anhui Conch Cement Co., Ltd., Class H	191,500	504,616
China Resources Cement Holdings, Ltd.	816,000	268,508
		773,124

Electrical Components & Equipment (1.04%)
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	366,800	604,095

Electrical Equipment (0.71%)
China High Speed Transmission Equipment Group Co., Ltd.(a)	533,000	413,068

Engineering & Construction (2.74%)
China Communications
Construction Co., Ltd., Class H	453,000	543,752
China Railway Construction Corp., Ltd., Class H	822,000	1,045,003
		1,588,755

Environmental Control (1.53%)
China Everbright International, Ltd.	260,000	291,077
CT Environmental Group, Ltd.	2,046,000	596,772
		887,849

	Shares	Value (Note 2)
Transportation Infrastructure (1.01%)
Jiangsu Expressway Co., Ltd., Class H	446,000	$586,123

TOTAL INDUSTRIALS		4,853,014

Technology (14.07%)
Internet (10.76%)
Tencent Holdings, Ltd.	306,700	6,240,828

Internet Software & Services (2.44%)
Baidu, Inc., Sponsored ADR(a)	7,300	1,418,390

Software (0.87%)
NetEase, Inc., ADR	3,600	506,520

TOTAL TECHNOLOGY		8,165,738

TOTAL COMMON STOCKS
(Cost $41,068,396)		48,797,501

PARTICIPATION NOTES (8.15%)
Basic Materials (1.22%)
Iron & Steel (1.22%)
Baoshan Iron & Steel Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 04/13/18(a)(b)	828,100	711,314

TOTAL BASIC MATERIALS		711,314

Consumer, Cyclical (2.96%)
Auto Manufacturers (2.05%)
Chongqing Changan Automobile Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 01/11/18(a)(b)	111,400	275,042
SAIC Motor Corp., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 04/12/18(a)(b)	194,400	609,777
Zhengzhou Yutong Bus Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 10/27/17(a)(b)	96,835	306,282
		1,191,101

124  |  April 30, 2016

Clough China Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
Entertainment (0.52%)
Wanda Cinema Line Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/06/17(a)(b)	24,100	$298,440

Leisure Time (0.39%)
Huangshan Tourism Development Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 12/15/17(a)(b)	57,800	226,850

TOTAL CONSUMER, CYCLICAL		1,716,391

Consumer, Non-Cyclical (1.90%)
Beverages (0.86%)
Kweichow Moutai Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/17(a)(b)	12,800	495,853

Pharmaceuticals (1.04%)
Jiangsu Hengrui Medicine Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 03/16/17(a)(b)	84,100	605,411

TOTAL CONSUMER, NON-CYCLICAL		1,101,264

Home Furnishings (0.62%)
Household Furnishings (0.62%)
Suofeiya Home Collection Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 4/12/2018(a)(b)	47,178	360,210

TOTAL HOME FURNISHINGS		360,210

	Shares	Value (Note 2)
Household Furnishings(continued)
Industrials (1.45%)
Electronics (0.50%)
Han's Laser Technology Industry Group Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/06/17(a)(b)	85,600	$287,116

Engineering & Construction (0.95%)
Shanghai International Airport Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 10/27/17(a)(b)	131,765	552,907

TOTAL INDUSTRIALS		840,023

TOTAL PARTICIPATION NOTES
(Cost $4,584,304)		4,729,202

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.61%)
Money Market Fund (2.61%)
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio	0.387%	1,516,915	1,516,915

TOTAL SHORT TERM INVESTMENTS
(Cost $1,516,915)			1,516,915

TOTAL INVESTMENTS (94.86%)
(Cost $47,169,615)			$55,043,618

Other Assets In Excess Of Liabilities (5.14%)			2,981,587

NET ASSETS (100.00%)			$58,025,205

(a)	Non-Income Producing Security.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2016, the aggregate market value of those securities was $6,175,652, representing 10.64% of net assets.

125  |  April 30, 2016

Clough China Fund

Statement of Investments	April 30, 2016 (Unaudited)

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

126  |  April 30, 2016

Clough China Fund

Statement of Assets and Liabilities	April 30, 2016 (Unaudited)

ASSETS
Investments, at value	$55,043,618
Foreign currency, at value (Cost $3,108,533)	3,120,183
Receivable for shares sold	14,904
Dividends receivable	28,137
Prepaid expenses and other assets	26,921
Total Assets	58,233,763
LIABILITIES
Payable for shares redeemed	43,758
Investment advisory fees payable	59,621
Administration and transfer agency fees payable	25,620
Distribution and services fees payable	10,751
Trustees' fees and expenses payable	464
Professional fees payable	23,012
Accrued expenses and other liabilities	45,332
Total Liabilities	208,558
NET ASSETS	$58,025,205
NET ASSETS CONSIST OF
Paid-in capital	$60,421,574
Accumulated net investment loss	(449,687)
Accumulated net realized loss	(9,832,336)
Net unrealized appreciation	7,885,654
NET ASSETS	$58,025,205
INVESTMENTS, AT COST	$47,169,615
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$19.14
Net Assets	$18,868,492
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	985,668
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$20.25
Class C:
Net Asset Value, offering and redemption price per share(a)	$18.33
Net Assets	$8,495,835
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	463,413
Class I:
Net Asset Value, offering and redemption price per share	$19.60
Net Assets	$30,660,878
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,564,630

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

127  |  April 30, 2016

Clough China Fund

Statement of Operations	For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividends	$146,468
Total Investment Income	146,468

EXPENSES
Investment advisory fees	417,941
Administrative fees	54,478
Transfer agency fees	1,828
Distribution and service fees
Class A	26,104
Class C	43,739
Professional fees	15,731
Delegated transfer agent equivalent services
Class A	4,263
Class C	4,072
Class I	14,534
Reports to shareholders and printing fees	7,411
State registration fees	18,190
SEC registration fees	71
Insurance fees	400
Custody fees	22,901
Trustees' fees and expenses	950
Miscellaneous expenses	7,297
Total Expenses	639,910
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(11,191)
Class C	(7,078)
Class I	(25,502)
Net Expenses	596,139
Net Investment Loss	(449,671)
Net realized loss on investments	(5,831,175)
Net realized loss on foreign currency transactions	(38,750)
Net realized loss	(5,869,925)
Net change in unrealized depreciation on investments	(1,507,598)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	11,998
Net change in unrealized depreciation	(1,495,600)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(7,365,525)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,815,196)

See Notes to Financial Statements.

128  |  April 30, 2016

Clough China Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
OPERATIONS
Net investment income/(loss)	$(449,671)	$567,927
Net realized loss	(5,869,925)	(1,785,995)
Net change in unrealized depreciation	(1,495,600)	(5,138,015)
Net Decrease in Net Assets Resulting from Operations	(7,815,196)	(6,356,083)

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(356,689)	(646,687)
Class C	(65,110)	(212,498)
Class I	(620,111)	(889,808)
Dividends to shareholders from net realized gains
Class A	–	(599,361)
Class C	–	(236,066)
Class I	–	(777,420)
Net Decrease in Net Assets from Distributions	(1,041,910)	(3,361,840)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	931,576	9,834,811
Class C	640,054	4,114,019
Class I	3,288,068	39,761,433
Dividends reinvested
Class A	245,993	858,834
Class C	30,159	247,634
Class I	378,863	1,031,976
Shares redeemed, net of redemption fees
Class A	(4,531,636)	(13,529,955)
Class C	(1,341,817)	(4,280,998)
Class I	(6,202,436)	(36,894,860)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(6,561,176)	1,142,894

Net decrease in net assets	(15,418,282)	(8,575,029)

NET ASSETS
Beginning of period	73,443,487	82,018,516
End of period *	$58,025,205	$73,443,487
*Including accumulated net investment income/(loss) of:	$(449,687)	$1,041,894

See Notes to Financial Statements.

129  |  April 30, 2016

Clough China Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Net asset value, beginning of period	$21.74		$23.50	$20.72		$21.45	$18.43	$21.02	$18.21
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.14)		0.12	0.45		0.12	0.15	0.02	(0.04)
Net realized and unrealized gain/(loss)	(2.15)		(0.92)	2.33		(0.69)	2.90	(2.61)	2.94
Total from investment operations	(2.29)		(0.80)	2.78		(0.57)	3.05	(2.59)	2.90

DISTRIBUTIONS:
From net investment income	(0.31)		(0.50)	–		(0.17)	(0.03)	–	(0.09)
From net realized gains	–		(0.46)	–		–	–	–	–
Total distributions	(0.31)		(0.96)	–		(0.17)	(0.03)	–	(0.09)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.00 (c)	0.00	(c)	0.01	0.00 (c)	0.00 (c)	0.00	(b)(c)
Net increase/(decrease) in net asset value	(2.60)		(1.76)	2.78		(0.73)	3.02	(2.59)	2.81
Net asset value, end of period	$19.14		$21.74	$23.50		$20.72	$21.45	$18.43	$21.02
TOTAL RETURN(d)	(10.62)%		(3.49)%	13.42%		(2.69)%	16.54%	(12.32)%	16.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$18,868		$25,276	$30,526		$31,164	$32,709	$30,542	$44,616
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.06	%(e)	1.98%	2.06	%(e)	2.06%	2.14%	2.08%	2.07%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95	%(e)	1.95%	1.95	%(e)	1.95%	1.95%	1.95%	1.89	%(f)
Ratio of net investment income/(loss) to average net assets	(1.48	)%(e)	0.50%	3.96	%(e)	0.55%	0.78%	0.13%	(0.22)%
Portfolio turnover rate(g)	70%		193%	76%		232%	221%	174%	170%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation changed from 1.85% to 1.95% effective January 1, 2011.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

130  |  April 30, 2016

Clough China Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Net asset value, beginning of period	$20.72		$22.53	$19.94		$20.71	$17.90	$20.58	$17.89
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.21)		(0.04)	0.33		(0.02)	0.01	(0.11)	(0.21)
Net realized and unrealized gain/(loss)	(2.05)		(0.89)	2.26		(0.68)	2.80	(2.57)	2.90
Total from investment operations	(2.26)		(0.93)	2.59		(0.70)	2.81	(2.68)	2.69

DISTRIBUTIONS:
From net investment income	(0.13)		(0.42)	–		(0.07)	–	–	(0.00	)(c)
From net realized gains	–		(0.46)	–		–	–	–	–
Total distributions	(0.13)		(0.88)	–		(0.07)	–	–	(0.00	)(c)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	–		0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)
Net increase/(decrease) in net asset value	(2.39)		(1.81)	2.59		(0.77)	2.81	(2.68)	2.69
Net asset value, end of period	$18.33		$20.72	$22.53		$19.94	$20.71	$17.90	$20.58
TOTAL RETURN(d)	(10.94)%		(4.25)%	12.99%		(3.43)%	15.70%	(13.02)%	15.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$8,496		$10,395	$11,575		$10,866	$12,251	$11,674	$16,848
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.86	%(e)	2.78%	2.87	%(e)	2.86%	2.94%	2.88%	2.86%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.70	%(e)	2.70%	2.70	%(e)	2.70%	2.70%	2.70%	2.70%
Ratio of net investment income/(loss) to average net assets	(2.22	)%(e)	(0.18)%	3.08	%(e)	(0.09)%	0.07%	(0.62)%	(1.10)%
Portfolio turnover rate(f)	70%		193%	76%		232%	221%	174%	170%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and ($0.005) per share.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

131  |  April 30, 2016

Clough China Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Net asset value, beginning of period	$22.28		$23.97	$21.11		$21.82	$18.71	$21.30	$18.41
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.12)		0.23	0.45		0.19	0.13	0.06	(0.01)
Net realized and unrealized gain/(loss)	(2.18)		(1.00)	2.41		(0.69)	3.02	(2.65)	3.03
Total from investment operations	(2.30)		(0.77)	2.86		(0.50)	3.15	(2.59)	3.02

DISTRIBUTIONS:
From net investment income	(0.38)		(0.53)	–		(0.21)	(0.06)	–	(0.13)
From net realized gains	–		(0.46)	–		–	–	–	–
Total distributions	(0.38)		(0.99)	–		(0.21)	(0.06)	–	(0.13)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00	(c)	0.07	0.00	(c)	0.00 (c)	0.02	0.00 (c)	0.00	(c)
Net increase/(decrease) in net asset value	(2.68)		(1.69)	2.86		(0.71)	3.11	(2.59)	2.89
Net asset value, end of period	$19.60		$22.28	$23.97		$21.11	$21.82	$18.71	$21.30
TOTAL RETURN(d)	(10.45)%		(2.99)%	13.55%		(2.41)%	16.95%	(12.16)%	16.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$30,661		$37,772	$39,917		$33,435	$25,972	$28,868	$41,054
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.86	%(e)	1.77%	1.82	%(e)	1.81%	1.94%	1.85%	1.85%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.70	%(e)	1.70%	1.70	%(e)	1.70%	1.70%	1.70%	1.53	%(f)
Ratio of net investment income/(loss) to average net assets	(1.23	)%(e)	0.95%	3.89	%(e)	0.83%	0.69%	0.33%	(0.03)%
Portfolio turnover rate(g)	70%		193%	76%		232%	221%	174%	170%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Contractual expense limitation changed from 1.40% to 1.70% effective January 1, 2011.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

132  |  April 30, 2016

RiverFront Global Allocation Series

Management Commentary	April 30, 2016 (Unaudited)

Over the past six months, volatility has crept back into global markets due to a variety of factors. Central bank policy decisions, volatile oil prices, and concerns about global economic growth have all had significant impacts on the markets and served to increase investor skepticism.

Despite a fourth quarter rally, developed international and emerging equity markets underperformed the US equity and fixed income markets over the 6‐month period. All eyes continue to remain on the various central banks for policy signals. Specifically, the likelihood of interest rate increases here in the US seemed to be pushed back even further given economic growth concerns. This coupled with quantitative easing actions on the parts of the European Central Bank and the Bank of Japan had a negative impact on the US dollar. The euro and the yen then rallied against the dollar, which negatively impacted the currency hedged positions in our funds.

Oversupply of oil caused a sharp selloff in oil during 2015 and early 2016. However, as this year has progressed, oil price have experienced a surprisingly strong recovery spurred by rumors of a coordinated OPEC supply cut and likely short covering, among other factors. This recovery in oil prices also seemingly sparked some recovery in emerging markets equities, but much skepticism remains as to the sustainability of that rally.

The RiverFront risk management process was implemented on both the tactical and individual security levels at various points throughout the period. We have worked to reduce our allocations to positions that hedged currencies, lowering our allocation to Japan and neutralizing our allocation to emerging markets in those strategies with longer time horizons. Additionally, we have increased our allocation to the energy sector by adding master limited partnerships back into the funds. We believe the deep discounts and positive cash flows generated make them an attractive way to gain exposure to the energy sector. Additionally, we have reallocated our exposures within fixed income in the balanced strategies by adding longer duration high yield and investment grade bonds.

Performance Discussion:
In discussing the performance for the RiverFront funds, it’s important to keep in mind their global allocation mandate. All of the RiverFront offerings have exposure to multi‐cap, global equities; our balanced funds have the addition of fixed income. The following table illustrates the disparity of returns across the major indices during the most recent quarter, which resulted in varying degrees of relative performance when compared to the traditional single index, mutual fund benchmark.

Benchmark Indexes*	6 Month Returns (11/1/2015-4/30/2016)**
S&P 500 Total Return	0.43%
S&P 1000 Total Return	1.89%
MSCI EAFE (Net)	‐3.07%
MSCI Emerging Markets (Net)	‐0.13%
MSCI All Country World Index (Net)	‐0.94%
Barclays US Aggregate	2.82%
BofAML US HY Master II Total Return	2.25%
Barclays US Treasury Index	2.50%
Barclays US Short Treasury Index (1‐3M)	0.10%

Data as of 4/30/2016

*	For index definitions see footnotes at the end of the Management Commentary and below the performance data on the following pages.
**	For a complete presentation of RiverFront Mutual Fund and relevant benchmark performance, please refer to the Performance Update on the following pages.

Performance Discussion for the Balanced Funds (RiverFront Conservative Income Builder Fund & RiverFront Moderate Growth & Income Fund):

The RiverFront Conservative Income and Moderate Growth & Income Funds are managed using the same overarching process which is based on our Price Matters® framework. This framework allows the investment managers to develop investment themes that span across the various asset classes in which the funds are invested. As a result, these funds hold substantially all the same securities but the asset class allocations differ depending on the investment time horizon for each. This results in the performance drivers being the same. In the case of the Conservative Income Builder Fund, the allocation is 30% equities and 70% fixed income. The Moderate Growth & Income fund is managed to a targeted allocation of 50% equities and 50% fixed income. The RiverFront investment managers have the flexibility to make allocations that differ from the benchmark.

Performance Contributors:

•
Master Limited Partnerships (MLPs) contributed positively as oil price movements reversed during the quarter. While some analysts suggest that oil prices have bottomed, we believe the space could remain volatile; however, we also believe the combination of deeply discounted valuations and above‐market distributions make the risk/reward potential attractive.

•	Within US sectors, the underweights to healthcare and financials contributed positively; additionally, the overweight to telecommunications services added to performance.

133  |  April 30, 2016

RiverFront Global Allocation Series

Management Commentary	April 30, 2016 (Unaudited)

•	Despite the underperformance of international equities as a whole, the portfolios did benefit from positive security selection in the form of European small cap and Japanese real estate (REITs).

Performance Detractors:

•
The largest negative impact to the funds was a result of the allocation to developed international equities, particularly those positions which hedged currency exposure. The rally in both the euro and the yen relative to the dollar caused these positions to underperform.

•	The underweight to fixed income impacted performance negatively. Additionally, our preference for high yield over traditional fixed income had a negative allocation impact.
•	Within US equities, the underweights to energy and utilities detracted from performance. Security selection in technology and consumer discretionary also had a negative impact.

Performance Discussion for the Growth Funds (RiverFront Global Growth Fund, RiverFront Dynamic Equity Income Fund & RiverFront Global Allocation Fund):

The RiverFront Global Growth, Global Allocation and Dynamic Equity Income Funds are managed using the same overarching process which is based on our Price Matters® framework. This framework allows the investment managers to develop investment themes that span across the various asset classes in which the funds are invested. As a result, these funds hold substantially all the same securities but the asset class allocations differ depending on the investment time horizon for each. This results in the performance drivers being the same. In the case of the Dynamic Equity Income Fund, the allocation is 70% equities and 30% fixed income. The Global Allocation fund is managed to a targeted allocation of 80% equities and 20% fixed income. The Global Growth fund is 100% equity. The RiverFront investment managers have the flexibility to make allocations that differ from the benchmark.

Performance Contributors:

1.
MLPs contributed positively as oil price movements reversed during the quarter. While some analysts suggest that oil prices have bottomed, we believe the space could remain volatile; however, we also believe the combination of deeply discounted valuations and above‐market distributions make the risk/reward potential attractive.

2.	Within US sectors, a combination of selection and allocation within telecommunications services, consumer staples and industrials contributed positively to performance.

Performance Detractors:

1.
The largest negative impact to the portfolio was a result of the allocation to developed international equities, particularly those positions which hedged currency exposure. The rally in both the euro and the yen relative to the dollar caused these positions to underperform.

2.	For those growth strategies that incorporate fixed income as a component, the underweight to fixed income impacted performance negatively.
3.	Within US equities, selection within financials and healthcare impacted performance negatively.

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., RiverFront Investment Group, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The BofAML US HY Master II Total Return Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

The Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury, excluding Treasury bills and certain special issues, such as state and local government series bonds (SLGs) and U.S. Treasury TIPS.

The Barclays U.S. Short Treasury Index is composed of bonds of investment grade with a maturity between one and three years.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

134  |  April 30, 2016

RiverFront Conservative Income Builder Fund

Performance Update	April 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2016)
	6 Month	1 Year	3 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	0.78%	‐0.89%	2.81%	3.86%	2.34%	1.43%
Class A (MOP)	‐4.77%	‐6.33%	0.89%	2.27%
Class C (NAV)	0.39%	‐1.59%	2.03%	3.10%	3.09%	2.18%
Class C (CDSC)	‐0.61%	‐2.56%	2.03%	3.10%
Class I	0.79%	‐0.71%	3.01%	4.09%	2.08%	1.18%
Barclays U.S. Aggregate Bond Index[1]	2.82%	2.72%	2.29%	2.21%
30% S&P 500® and 70%Barclays U.S. Aggregate Bond[1,2]	2.18%	2.47%	5.05%	5.69%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

135  |  April 30, 2016

RiverFront Conservative Income Builder Fund

Performance Update	April 30, 2016 (Unaudited)

[1]
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
^	Fund inception date of August 31, 2012.
*
What You Pay reflects the Advisor's and Sub-Advisor's decision to contractually limit expenses through February 28, 2017 and Acquired Fund Fees and Expenses of 0.28%. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Vanguard® Intermediate‐Term Corporate Bond ETF	24.68%
PIMCO Investment Grade Corporate Bond Index ETF	9.86%
RiverFront Strategic Income Fund	6.52%
SPDR® Barclays Short Term High Yield Bond ETF	6.05%
PIMCO 0‐5 Year High Yield Corporate Bond Index ETF	6.04%
SPDR® Barclays High Yield Bond ETF	4.54%
WisdomTree® LargeCap Value Fund	3.88%
WisdomTree® Europe SmallCap Dividend Fund	3.54%
WisdomTree® LargeCap Dividend Fund	3.33%
Guggenheim BulletShares® 2023 Corporate Bond ETF	2.97%
Top Ten Holdings	71.41%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

136  |  April 30, 2016

RiverFront Dynamic Equity Income Fund

Performance Update	April 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2016)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	‐1.07%	‐5.06%	4.35%	4.20%	6.67%	1.70%	1.50%
Class A (MOP)	‐6.55%	‐10.27%	2.40%	3.03%	5.63%
Class C (NAV)	‐1.50%	‐5.84%	3.56%	3.40%	5.86%	2.45%	2.25%
Class C (CDSC)	‐2.45%	‐6.75%	3.56%	3.40%	5.86%
Class I	‐0.93%	‐4.81%	4.61%	4.45%	6.93%	1.45%	1.25%
MSCI All Country World Index[1]	‐0.94%	‐5.66%	5.06%	4.69%	7.74%
70% MSCI ACWI and 30% Barclays U.S. Aggregate Bond[1,2]	0.28%	‐2.99%	4.38%	4.58%	6.68%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

137  |  April 30, 2016

RiverFront Dynamic Equity Income Fund

Performance Update	April 30, 2016 (Unaudited)

[1]
The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of August 2, 2010.
*
What You Pay reflects the Advisor's and Sub-Advisor's decision to contractually limit expenses through February 28, 2017 and Acquired Fund Fees and Expenses of 0.35%. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

WisdomTree® Europe Hedged Equity Fund	13.59%
iShares® MSCI EAFE Growth ETF	5.55%
SPDR® Morgan Stanley Technology ETF	5.08%
PowerShares® S&P 500® High Dividend Portfolio	4.53%
SPDR® Barclays Short Term High Yield Bond ETF	4.36%
PIMCO 0‐5 Year High Yield Corporate Bond Index ETF	4.36%
WisdomTree® Europe SmallCap Dividend Fund	4.12%
RiverFront Strategic Income Fund	4.10%
ETRACS Alerian MLP Infrastructure Index ETN	3.56%
iShares® Core MSCI Emerging Markets ETF	3.49%
Top Ten Holdings	52.74%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

138  |  April 30, 2016

RiverFront Global Allocation Fund

Performance Update	April 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2016)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-3.54%	-8.20%	3.60%	3.06%	5.53%	1.80%	1.52%
Class A (MOP)	-8.85%	-13.27%	1.68%	1.90%	4.50%
Class C (NAV)	-3.81%	-8.91%	2.83%	2.29%	4.75%	2.55%	2.27%
Class C (CDSC)	-4.76%	-9.81%	2.83%	2.29%	4.75%
Class I	-3.31%	-7.92%	3.84%	3.33%	5.77%	1.55%	1.27%
MSCI All Country World Index[1]	-0.94%	-5.66%	5.06%	4.69%	7.74%
80% MSCI ACWI and 20% Barclays U.S. Aggregate Bond[1,2]	-0.12%	-3.87%	4.62%	4.64%	7.06%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

139  |  April 30, 2016

RiverFront Global Allocation Fund

Performance Update	April 30, 2016 (Unaudited)

[1]
The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of August 2, 2010.
*
What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2017 and Acquired Fund Fees and Expenses of 0.37%. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

WisdomTree® Europe Hedged Equity Fund	14.26%
iShares® MSCI EAFE Growth ETF	6.17%
SPDR® Morgan Stanley Technology ETF	5.74%
iShares® Core MSCI Emerging Markets ETF	5.45%
PowerShares® Europe Currency Hedged Low Volatility Portfolio	5.23%
WisdomTree® Europe SmallCap Dividend Fund	4.13%
ETRACS Alerian MLP Infrastructure Index ETN	3.64%
iShares® U.S. Consumer Goods ETF	3.49%
FlexShares® Quality Dividend Index Fund	2.91%
iShares® Currency Hedged MSCI Japan ETF	2.88%
Top Ten Holdings	53.90%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

140  |  April 30, 2016

RiverFront Global Growth Fund

Performance Update	April 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2016)
	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-3.95%	-9.16%	3.83%	3.21%	8.84%	1.77%	1.54%
Class A (MOP)	-9.22%	-14.17%	1.88%	2.05%	8.02%
Class C (NAV)	-4.23%	-9.78%	3.10%	2.47%	8.05%	2.52%	2.29%
Class C (CDSC)	-5.17%	-10.66%	3.10%	2.47%	8.05%
Class I	-3.82%	-9.00%	4.06%	3.45%	9.10%	1.53%	1.29%
Class L1	-3.75%	-8.89%	4.13%	3.49%	9.11%	1.52%	1.29%
Investor Class	-3.90%	-9.14%	3.85%	3.23%	8.82%	1.77%	1.54%
MSCI All Country World Index[2]	-0.94%	-5.66%	5.06%	4.69%	10.89%
S&P 500® Total Return Index[3]	0.43%	1.21%	11.26%	11.02%	13.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

141  |  April 30, 2016

RiverFront Global Growth Fund

Performance Update	April 30, 2016 (Unaudited)

[1]	Prior to close of business on September 24, 2010, Class L was known as Institutional Class of the Baird Funds, Inc. - RiverFront Long-Term Growth Fund.
[2]	The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
[3]	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund inception date of October 28, 2008.
*	What You Pay reflects the Advisor's and Sub-Advisor's decision to contractually limit expenses through February 28, 2017 and Acquired Fund Fees and Expenses of 0.39%. Please see the prospectus for additional information.

The Class A, C, I and L shares performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Institutional Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The Investor Class performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Investor Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

WisdomTree® Europe Hedged Equity Fund	16.68%
iShares® MSCI EAFE Growth ETF	8.09%
iShares® Core MSCI Emerging Markets ETF	6.47%
SPDR® Morgan Stanley Technology ETF	5.71%
PowerShares® Europe Currency Hedged Low Volatility Portfolio	4.41%
ETRACS Alerian MLP Infrastructure Index ETN	4.16%
WisdomTree® Europe SmallCap Dividend Fund	4.07%
WisdomTree® LargeCap Value Fund	4.04%
FlexShares® Quality Dividend Index Fund	3.19%
SPDR® S&P® Health Care Services ETF	3.11%
Top Ten Holdings	59.93%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

142  |  April 30, 2016

RiverFront Moderate Growth & Income Fund

Performance Update	April 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of April 30, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of April 30, 2016)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	-0.42%	-2.69%	4.00%	4.20%	5.66%	1.61%	1.46%
Class A (MOP)	-5.91%	-8.05%	2.05%	3.03%	4.63%
Class C (NAV)	-0.75%	-3.45%	3.22%	3.39%	4.88%	2.36%	2.21%
Class C (CDSC)	-1.72%	-4.39%	3.22%	3.39%	4.88%
Class I	-0.25%	-2.54%	4.25%	4.45%	5.92%	1.36%	1.21%
S&P 500® Total Return Index[1]	0.43%	1.21%	11.26%	11.02%	13.53%
50% S&P 500® and 50% Barclays U.S. Aggregate Bond[1,2]	1.72%	2.21%	6.86%	7.47%	8.82%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

143  |  April 30, 2016

RiverFront Moderate Growth & Income Fund

Performance Update	April 30, 2016 (Unaudited)

[1]	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.
[2]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.
^	Fund inception date of August 2, 2010.
*	What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2017 and Acquired Fund Fees and Expenses of 0.31%. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Vanguard® Intermediate-Term Corporate Bond ETF	15.22%
RiverFront Strategic Income Fund	6.67%
FlexShares® Quality Dividend Index Fund	6.00%
SPDR® Barclays Short Term High Yield Bond ETF	5.38%
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	5.37%
SPDR® Barclays High Yield Bond ETF	5.12%
PowerShares® Europe Currency Hedged Low Volatility Portfolio	4.52%
WisdomTree® Europe Hedged Equity Fund	4.43%
PIMCO Investment Grade Corporate Bond Index ETF	4.03%
SPDR® Morgan Stanley Technology ETF	3.94%
Top Ten Holdings	60.68%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Portfolio Composition (as a % of Net Assets)

144  |  April 30, 2016

RiverFront Conservative Income Builder Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (94.02%)
Debt (62.64%)
Guggenheim BulletShares® 2021 Corporate Bond ETF	12,864	$274,003
Guggenheim BulletShares® 2023 Corporate Bond ETF	19,635	410,961
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	8,728	834,833
PIMCO Investment Grade Corporate Bond Index ETF	13,054	1,362,577
RiverFront Strategic Income Fund(a)	36,453	900,571
SPDR® Barclays High Yield Bond ETF	17,779	627,599
SPDR® Barclays Short Term High Yield Bond ETF	31,424	835,878
Vanguard® Intermediate-Term Corporate Bond ETF	38,955	3,410,900
		8,657,322

Equity (31.38%)
Consumer Staples Select Sector SPDR® Fund	2,751	143,877
FlexShares® Quality Dividend Index Fund	6,776	245,765
Global X MSCI Norway ETF	7,952	86,359
iShares® International Select Dividend ETF	4,519	134,937
iShares® MSCI Australia ETF	6,768	134,886
iShares® MSCI EAFE Growth ETF	3,180	211,693
iShares® U.S. Consumer Goods ETF	1,735	194,268
Market Vectors® Oil Service ETF	2,670	80,207
PowerShares® Aerospace & Defense Portfolio	2,705	98,489
PowerShares® Europe Currency Hedged Low Volatility Portfolio	13,499	328,296
PowerShares® KBW Regional Banking Portfolio	1,754	72,651
PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio	5,467	144,532
SPDR® Morgan Stanley Technology ETF	4,717	243,539
SPDR® S&P® Capital Markets ETF	1,770	70,499
SPDR® S&P® Health Care Services ETF	2,219	128,236
Vanguard® Telecommunication Services ETF	2,169	200,719
WisdomTree® Europe Hedged Equity Fund	3,806	199,244
WisdomTree® Europe SmallCap Dividend Fund	8,552	489,602
	Shares	Value (Note 2)
Equity (continued)
WisdomTree® Japan Hedged Real Estate Fund	5,431	$133,277
WisdomTree® LargeCap Dividend Fund	6,251	459,573
WisdomTree® LargeCap Value Fund	8,571	535,945
		4,336,594

TOTAL EXCHANGE TRADED FUNDS (Cost $12,568,043)		12,993,916

EXCHANGE TRADED NOTES (1.79%)
Equity (1.79%)
ETRACS Alerian MLP Infrastructure Index ETN	9,368	247,034

TOTAL EXCHANGE TRADED NOTES (Cost $199,255)		247,034

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (4.26%)
Money Market Fund (4.26%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.388%	589,742	589,742

TOTAL SHORT TERM INVESTMENTS (Cost $589,742)			589,742

TOTAL INVESTMENTS (100.07%) (Cost $13,357,040)			$13,830,692

Liabilities In Excess Of Other Assets (-0.07%)			(10,113)

NET ASSETS (100.00%)			$13,820,579

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

145  |  April 30, 2016

RiverFront Conservative Income Builder Fund

Statement of Investments	April 30, 2016 (Unaudited)

Common Abbreviations:
EAFE - Europe, Australia, and Far East.
KBW- Keefe, Bruyette, & Woods.
MSCI - Morgan Stanley Capital International.
PIMCO - Pacific Investment Management Company.
S&P - Standard and Poor's.
SPDR - Standard and Poor's Depositary Receipt.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

146  |  April 30, 2016

RiverFront Dynamic Equity Income Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (2.23%)
Communications (0.63%)
Telecommunications (0.63%)
AT&T, Inc.	13,445	$521,935

TOTAL COMMUNICATIONS		521,935

Consumer, Non-Cyclical (0.52%)
Beverages (0.52%)
PepsiCo, Inc.	4,159	428,211

TOTAL CONSUMER, NON-CYCLICAL		428,211

Industrials (0.56%)
Machinery, Construction & Mining (0.56%)
Caterpillar, Inc.	5,930	460,879

TOTAL INDUSTRIALS		460,879

Technology (0.52%)
Software (0.52%)
Paychex, Inc.	8,295	432,335

TOTAL TECHNOLOGY		432,335

TOTAL COMMON STOCKS (Cost $1,742,139)		1,843,360

EXCHANGE TRADED FUNDS (93.41%)
Debt (14.88%)
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	37,602	3,596,632
RiverFront Strategic Income Fund(a)	136,955	3,383,473
SPDR® Barclays High Yield Bond ETF	48,241	1,702,907
SPDR® Barclays Short Term High Yield Bond ETF	135,391	3,601,401
		12,284,413
Equity (78.53%)
Consumer Staples Select Sector SPDR® Fund	54,811	2,866,615
First Trust Utilities AlphaDEX® Fund	51,373	1,302,306
FlexShares® Quality Dividend Index Fund	64,352	2,334,047
Global X FTSE Nordic Region ETF	15,960	344,896
Global X MSCI Norway ETF	81,837	888,750
iShares® Core MSCI Emerging Markets ETF	68,744	2,881,749
iShares® Core S&P 500® ETF	5,831	1,209,174

	Shares	Value (Note 2)
Equity (continued)
iShares® International Select Dividend ETF	41,861	$1,249,969
iShares® MSCI Australia ETF	83,580	1,665,749
iShares® MSCI EAFE Growth ETF	68,851	4,583,411
iShares® MSCI Japan ETF	143,322	1,636,737
iShares® U.S. Healthcare Providers ETF	5,139	648,902
iShares® U.S. Home Construction ETF	31,881	847,716
Market Vectors® Oil Service ETF	16,396	492,536
PowerShares® Aerospace & Defense Portfolio	24,323	885,600
PowerShares® Europe Currency Hedged Low Volatility Portfolio	110,772	2,693,975
PowerShares® KBW Regional Banking Portfolio	36,990	1,532,126
PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio	64,784	1,712,701
PowerShares® S&P 500® High Dividend Portfolio	100,825	3,740,608
SPDR® Morgan Stanley Technology ETF	81,167	4,190,652
SPDR® S&P® Capital Markets ETF	28,034	1,116,594
SPDR® S&P® Health Care Services ETF	35,439	2,048,020
SPDR® S&P® Transportation ETF	10,100	457,631
Vanguard® Information Technology ETF	4,061	424,009
Vanguard® Telecommunication Services ETF	17,626	1,631,110
WisdomTree® Europe Hedged Equity Fund	214,293	11,218,239
WisdomTree® Europe SmallCap Dividend Fund	59,409	3,401,165
WisdomTree® Japan Hedged Real Estate Fund	77,480	1,901,359
WisdomTree® Japan SmallCap Dividend Fund	29,882	1,645,602
WisdomTree® LargeCap Dividend Fund	10,610	780,047
WisdomTree® LargeCap Value Fund	39,848	2,491,695
		64,823,690

TOTAL EXCHANGE TRADED FUNDS (Cost $75,136,327)		77,108,103

147  |  April 30, 2016

RiverFront Dynamic Equity Income Fund

Statement of Investments	April 30, 2016 (Unaudited)

		Shares	Value (Note 2)
EXCHANGE TRADED NOTES (3.56%)
Equity (3.56%)
ETRACS Alerian MLP Infrastructure Index ETN		111,413	$2,937,961

TOTAL EXCHANGE TRADED NOTES (Cost $2,359,727)			2,937,961

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.74%)
Money Market Fund (0.74%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.388%	613,230	613,230

TOTAL SHORT TERM INVESTMENTS (Cost $613,230)			613,230

TOTAL INVESTMENTS (99.94%) (Cost $79,851,423)			$82,502,654

Other Assets In Excess Of Liabilities (0.06%)			51,388

NET ASSETS (100.00%)			$82,554,042

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.
Common Abbreviations:
EAFE - Europe, Australia, and Far East.
FTSE - Financial Times and the London Stock Exchange.
KBW- Keefe, Bruyette, & Woods.
MSCI - Morgan Stanley Capital International.
S&P - Standard and Poor's.
SPDR - Standard and Poor's Depositary Receipt.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

148  |  April 30, 2016

RiverFront Global Allocation Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (2.31%)
Communications (0.65%)
Telecommunications (0.65%)
AT&T, Inc.	6,862	$266,383

TOTAL COMMUNICATIONS		266,383

Consumer, Non-Cyclical (0.54%)
Beverages (0.54%)
PepsiCo, Inc.	2,160	222,394

TOTAL CONSUMER, NON-CYCLICAL		222,394

Industrials (0.58%)
Machinery, Construction & Mining (0.58%)
Caterpillar, Inc.	3,092	240,310

TOTAL INDUSTRIALS		240,310

Technology (0.54%)
Software (0.54%)
Paychex, Inc.	4,255	221,770

TOTAL TECHNOLOGY		221,770

TOTAL COMMON STOCKS (Cost $902,071)		950,857

EXCHANGE TRADED FUNDS (92.87%)
Debt (7.99%)
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	9,942	950,952
RiverFront Strategic Income Fund(a)	33,974	839,328
SPDR® Barclays High Yield Bond ETF	15,557	549,162
SPDR® Barclays Short Term High Yield Bond ETF	35,798	952,227
		3,291,669

Equity (84.88%)
Financial Select Sector SPDR® Fund	43,321	1,009,813
First Trust Utilities AlphaDEX® Fund	25,619	649,442
FlexShares® Quality Dividend Index Fund	33,049	1,198,687
Global X FTSE Nordic Region ETF	8,511	183,923
Global X MSCI Norway ETF	40,935	444,554
iShares® Core MSCI Emerging Markets ETF	53,596	2,246,744
iShares® Core S&P 500® ETF	2,323	481,721
	Shares	Value (Note 2)
Equity (continued)
iShares® Currency Hedged MSCI Japan ETF	49,905	$1,188,238
iShares® International Select Dividend ETF	20,939	625,239
iShares® MSCI Australia ETF	52,258	1,041,502
iShares® MSCI EAFE ETF	9,210	538,140
iShares® MSCI EAFE Growth ETF	38,228	2,544,838
iShares® MSCI Switzerland Capped ETF	13,475	412,470
iShares® U.S. Consumer Goods ETF	12,860	1,439,934
iShares® U.S. Healthcare Providers ETF	2,359	297,871
iShares® U.S. Home Construction ETF	33,893	901,215
Market Vectors® Oil Service ETF	6,171	185,377
PowerShares® Aerospace & Defense Portfolio	11,200	407,792
PowerShares® Europe Currency Hedged Low Volatility Portfolio	88,717	2,157,597
PowerShares® KBW Regional Banking Portfolio	6,878	284,887
PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio	34,121	902,060
SPDR® Morgan Stanley Technology ETF	45,808	2,365,067
SPDR® S&P® Capital Markets ETF	6,856	273,074
SPDR® S&P® Health Care Services ETF	20,350	1,176,027
SPDR® S&P® Transportation ETF	4,679	212,005
Vanguard® Telecommunication Services ETF	9,716	899,119
WisdomTree® Europe Hedged Equity Fund	112,263	5,876,968
WisdomTree® Europe SmallCap Dividend Fund	29,716	1,701,241
WisdomTree® Japan Hedged Real Estate Fund	39,434	967,710
WisdomTree® Japan SmallCap Dividend Fund	15,329	844,168
WisdomTree® LargeCap Dividend Fund	9,668	710,791
WisdomTree® LargeCap Value Fund	13,180	824,145
		34,992,359

TOTAL EXCHANGE TRADED FUNDS (Cost $37,455,069)		38,284,028

149  |  April 30, 2016

RiverFront Global Allocation Fund

Statement of Investments	April 30, 2016 (Unaudited)

		Shares	Value (Note 2)
EXCHANGE TRADED NOTES (3.63%)
Equity (3.63%)
ETRACS Alerian MLP Infrastructure Index ETN		56,842	$1,498,923

TOTAL EXCHANGE TRADED NOTES (Cost $1,203,913)			1,498,923

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.60%)
Money Market Fund (1.60%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.388%	660,889	660,889

TOTAL SHORT TERM INVESTMENTS (Cost $660,889)			660,889

TOTAL INVESTMENTS (100.41%) (Cost $40,221,942)			$41,394,697

Liabilities In Excess Of Other Assets (-0.41%)			(170,938)

NET ASSETS (100.00%)			$41,223,759

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.
Common Abbreviations:
EAFE - Europe, Australia, and Far East.
FTSE - Financial Times and the London Stock Exchange.
KBW- Keefe, Bruyette, & Woods.
MSCI - Morgan Stanley Capital International.
PIMCO - Pacific Investment Management Company.
S&P - Standard and Poor's.
SPDR - Standard and Poor's Depositary Receipt.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

150 | April 30, 2016

RiverFront Global Growth Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (2.27%)
Communications (0.64%)
Telecommunications (0.64%)
AT&T, Inc.	11,170	$433,620

TOTAL COMMUNICATIONS		433,620

Consumer, Non-Cyclical (0.53%)
Beverages (0.53%)
PepsiCo, Inc.	3,544	364,890

TOTAL CONSUMER, NON-CYCLICAL		364,890

Industrials (0.58%)
Machinery, Construction & Mining (0.58%)
Caterpillar, Inc.	5,057	393,030

TOTAL INDUSTRIALS		393,030

Technology (0.52%)
Software (0.52%)
Paychex, Inc.	6,809	354,885

TOTAL TECHNOLOGY		354,885

TOTAL COMMON STOCKS (Cost $1,466,888)		1,546,425

EXCHANGE TRADED FUNDS (91.32%)
Equity (91.32%)
Consumer Staples Select Sector SPDR® Fund	10,381	542,926
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	52,413	1,344,393
Financial Select Sector SPDR® Fund	54,111	1,261,327
First Trust Utilities AlphaDEX® Fund	42,215	1,070,150
FlexShares® Quality Dividend Index Fund	60,131	2,180,951
Global X FTSE Nordic Region ETF	13,646	294,890
Global X MSCI Norway ETF	66,639	723,700
iShares® Core MSCI Emerging Markets ETF	105,342	4,415,937
iShares® Currency Hedged MSCI Japan ETF	54,207	1,290,669
iShares® International Select Dividend ETF	34,206	1,021,391
iShares® MSCI Australia ETF	102,590	2,044,619
iShares® MSCI EAFE Growth ETF	82,914	5,519,585
iShares® MSCI Japan ETF	118,122	1,348,953
	Shares	Value (Note 2)
Equity (continued)
iShares® U.S. Consumer Goods ETF	12,124	$1,357,524
iShares® U.S. Healthcare Providers ETF	2,766	349,263
iShares® U.S. Home Construction ETF	58,174	1,546,847
Market Vectors® Oil Service ETF	21,423	643,547
PowerShares® Aerospace & Defense Portfolio	23,874	869,252
PowerShares® Europe Currency Hedged Low Volatility Portfolio	123,674	3,007,752
PowerShares® KBW Regional Banking Portfolio	17,326	717,643
PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio	54,930	1,452,190
SPDR® Morgan Stanley Technology ETF	75,543	3,900,285
SPDR® S&P® Capital Markets ETF	17,585	700,411
SPDR® S&P® Health Care Services ETF	36,759	2,124,303
SPDR® S&P® Transportation ETF	11,092	502,579
Vanguard® Information Technology ETF	5,571	581,668
Vanguard® Telecommunication Services ETF	22,012	2,036,990
WisdomTree® Europe Hedged Equity Fund	217,496	11,385,916
WisdomTree® Europe SmallCap Dividend Fund	48,486	2,775,823
WisdomTree® Japan Hedged Real Estate Fund	77,269	1,896,181
WisdomTree® Japan SmallCap Dividend Fund	12,231	673,561
WisdomTree® LargeCap Value Fund	44,149	2,760,637
		62,341,863

TOTAL EXCHANGE TRADED FUNDS (Cost $60,853,555)		62,341,863

EXCHANGE TRADED NOTES (4.17%)
Equity (4.17%)
ETRACS Alerian MLP Infrastructure Index ETN	107,789	2,842,396

TOTAL EXCHANGE TRADED NOTES (Cost $2,282,971)		2,842,396

151  |  April 30, 2016

RiverFront Global Growth Fund

Statement of Investments	April 30, 2016 (Unaudited)

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.37%)
Money Market Fund (2.37%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.388%	1,619,685	$1,619,685

TOTAL SHORT TERM INVESTMENTS (Cost $1,619,685)			1,619,685

TOTAL INVESTMENTS (100.13%) (Cost $66,223,099)			$68,350,369

Liabilities In Excess Of Other Assets (-0.13%)			(85,718)

NET ASSETS (100.00%)			$68,264,651

Common Abbreviations:
EAFE - Europe, Australia, and Far East.
FTSE - Financial Times and the London Stock Exchange.
KBW- Keefe, Bruyette, & Woods.
MSCI - Morgan Stanley Capital International.
S&P - Standard and Poor's.
SPDR - Standard and Poor's Depositary Receipt.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

152  |  April 30, 2016

RiverFront Moderate Growth & Income Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (2.22%)
Communications (0.63%)
Telecommunications (0.63%)
AT&T, Inc.	23,458	$910,639

TOTAL COMMUNICATIONS		910,639

Consumer, Non-Cyclical (0.52%)
Beverages (0.52%)
PepsiCo, Inc.	7,179	739,150

TOTAL CONSUMER, NON-CYCLICAL		739,150

Industrials (0.56%)
Machinery, Construction & Mining (0.56%)
Caterpillar, Inc.	10,261	797,485

TOTAL INDUSTRIALS		797,485

Technology (0.51%)
Software (0.51%)
Paychex, Inc.	13,967	727,960

TOTAL TECHNOLOGY		727,960

TOTAL COMMON STOCKS (Cost $3,008,516)		3,175,234

EXCHANGE TRADED FUNDS (93.85%)
Debt (42.82%)
Guggenheim BulletShares® 2023 Corporate Bond ETF	69,630	1,457,356
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	80,323	7,682,895
PIMCO Investment Grade Corporate Bond Index ETF	55,221	5,763,968
RiverFront Strategic Income Fund(a)	386,075	9,537,983
SPDR® Barclays High Yield Bond ETF	207,515	7,325,279
SPDR® Barclays Short Term High Yield Bond ETF	289,213	7,693,066
Vanguard® Intermediate-Term Corporate Bond ETF	248,554	21,763,388
		61,223,935

Equity (51.03%)
Consumer Staples Select Sector SPDR® Fund	91,805	4,801,401
First Trust Utilities AlphaDEX® Fund	89,576	2,270,752
	Shares	Value (Note 2)
Equity (continued)
FlexShares® Quality Dividend Index Fund	236,366	$8,572,995
Global X MSCI Norway ETF	85,482	928,335
iShares® International Select Dividend ETF	48,583	1,450,688
iShares® MSCI Australia ETF	72,752	1,449,947
iShares® MSCI EAFE Growth ETF	43,466	2,893,532
iShares® MSCI Japan ETF	99,106	1,131,791
iShares® U.S. Healthcare Providers ETF	7,718	974,552
iShares® U.S. Home Construction ETF	45,087	1,198,863
PowerShares® Aerospace & Defense Portfolio	33,810	1,231,022
PowerShares® Europe Currency Hedged Low Volatility Portfolio	265,721	6,462,335
PowerShares® KBW Regional Banking Portfolio	39,056	1,617,700
PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio	101,293	2,677,893
SPDR® Morgan Stanley Technology ETF	109,006	5,627,980
SPDR® S&P® Capital Markets ETF	27,604	1,099,467
SPDR® S&P® Health Care Services ETF	42,356	2,447,753
SPDR® S&P® Transportation ETF	20,941	948,837
Vanguard® Telecommunication Services ETF	39,292	3,636,082
WisdomTree® Europe Hedged Equity Fund	121,089	6,339,009
WisdomTree® Europe SmallCap Dividend Fund	90,912	5,204,712
WisdomTree® Japan Hedged Real Estate Fund	114,249	2,803,670
WisdomTree® LargeCap Dividend Fund	53,101	3,903,986
WisdomTree® LargeCap Value Fund	52,365	3,274,383
		72,947,685

TOTAL EXCHANGE TRADED FUNDS (Cost $129,637,378)		134,171,620

153  |  April 30, 2016

RiverFront Moderate Growth & Income Fund

Statement of Investments	April 30, 2016 (Unaudited)

	Shares	Value (Note 2)
EXCHANGE TRADED NOTES (3.00%)
Equity (3.00%)
ETRACS Alerian MLP Infrastructure Index ETN	162,657	$4,289,265

TOTAL EXCHANGE TRADED NOTES (Cost $3,445,075)		4,289,265

7-Day Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.92%)
Money Market Fund (0.92%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.388%	1,321,492	1,321,492

TOTAL SHORT TERM INVESTMENTS (Cost $1,321,492)			1,321,492

TOTAL INVESTMENTS (99.99%) (Cost $137,412,461)			$142,957,611

Other Assets In Excess Of Liabilities (0.01%)			9,151

NET ASSETS (100.00%)			$142,966,762

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.
Common Abbreviations:
EAFE - Europe, Australia, and Far East.
KBW- Keefe, Bruyette, & Woods.
MSCI - Morgan Stanley Capital International.
PIMCO - Pacific Investment Management Company.
S&P - Standard and Poor's.
SPDR - Standard and Poor's Depositary Receipt.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

154  |  April 30, 2016

RiverFront Global Allocation Series

Statements of Assets and Liabilities	April 30, 2016 (Unaudited)

	RiverFront Conservative Income Builder Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Global Growth Fund	RiverFront Moderate Growth & Income Fund
ASSETS
Investments, at value	$12,930,121	$79,119,181	$40,555,369	$68,350,369	$133,419,628
Investments in affiliates, at value	900,571	3,383,473	839,328	–	9,537,983
Receivable for shares sold	58,311	124,554	31,434	7,399	237,473
Dividends and interest receivable	215	11,530	6,095	10,422	20,976
Prepaid expenses and other assets	17,368	20,185	16,016	29,446	18,008
Total Assets	13,906,586	82,658,923	41,448,242	68,397,636	143,234,068
LIABILITIES
Payable for shares redeemed	62,866	5,113	172,291	58,081	90,105
Investment advisory fees payable	1,209	42,501	18,295	34,231	81,433
Administration and transfer agency fees payable	1,964	8,576	5,315	8,381	14,307
Distribution and services fees payable	8,700	33,450	14,680	14,692	62,430
Professional fees payable	7,739	7,308	8,329	6,973	7,065
Custody fees payable	1,809	1,183	622	1,255	1,310
Printing fees payable	620	3,645	2,268	5,314	5,272
Accrued expenses and other liabilities	1,100	3,105	2,683	4,058	5,384
Total Liabilities	86,007	104,881	224,483	132,985	267,306
NET ASSETS	$13,820,579	$82,554,042	$41,223,759	$68,264,651	$142,966,762
NET ASSETS CONSIST OF
Paid-in capital	$13,722,881	$82,104,954	$41,636,377	$67,912,095	$141,564,203
Accumulated net investment income	28,432	493,200	226,291	557,279	639,105
Accumulated net realized loss	(404,386)	(2,695,342)	(1,811,664)	(2,331,993)	(4,781,696)
Net unrealized appreciation	473,652	2,651,230	1,172,755	2,127,270	5,545,150
NET ASSETS	$13,820,579	$82,554,042	$41,223,759	$68,264,651	$142,966,762
INVESTMENTS, AT COST	$12,469,452	$76,536,042	$39,399,092	$66,223,099	$127,935,967
INVESTMENTS IN AFFILIATES, AT COST	$887,588	$3,315,381	$822,850	$–	$9,476,494

See Notes to Financial Statements.

155 | April 30, 2016

RiverFront Global Allocation Series

Statements of Assets and Liabilities (continued)	April 30, 2016 (Unaudited)

	RiverFront Conservative Income Builder Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Global Growth Fund	RiverFront Moderate Growth & Income Fund
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$10.46	$12.14	$11.59	$13.08	$11.09
Net Assets	$1,171,914	$22,540,930	$7,109,154	$15,139,852	$24,324,490
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	112,043	1,857,128	613,136	1,157,089	2,193,953
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.07	$12.85	$12.26	$13.84	$11.74
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.36	$11.92	$11.36	$12.79	$10.99
Net Assets	$10,441,287	$35,069,826	$16,009,490	$12,451,123	$70,165,306
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,008,110	2,941,516	1,409,357	973,615	6,384,516
Class I:
Net Asset Value, offering and redemption price per share	$10.29	$12.08	$11.41	$13.17	$11.09
Net Assets	$2,207,378	$24,943,286	$18,105,115	$11,426,790	$48,476,966
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	214,417	2,065,482	1,587,243	867,350	4,371,792
Class L:
Net Asset Value, offering and redemption price per share	N/A	N/A	N/A	$13.16	N/A
Net Assets	N/A	N/A	N/A	$23,423,839	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	N/A	N/A	N/A	1,780,555	N/A
Investor Class:
Net Asset Value, offering and redemption price per share	N/A	N/A	N/A	$13.01	N/A
Net Assets	N/A	N/A	N/A	$5,823,047	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	N/A	N/A	N/A	447,472	N/A

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

156  |  April 30, 2016

RiverFront Global Allocation Series

Statements of Operations	For the Six Months Ended April 30, 2016 (Unaudited)

	RiverFront Conservative Income Builder Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Global Growth Fund	RiverFront Moderate Growth & Income Fund
INVESTMENT INCOME
Dividends	$148,868	$1,494,132	$777,609	$1,664,247	$2,249,124
Dividends from affiliated securities	23,244	104,875	21,510	–	249,863
Total Investment Income	172,112	1,599,007	799,119	1,664,247	2,498,987

EXPENSES
Investment advisory fees	54,062	336,910	176,689	317,267	595,148
Administrative fees	7,131	41,014	22,355	39,413	72,169
Transfer agency fees	326	2,637	1,697	1,724	4,186
Distribution and service fees
Class A	1,309	26,678	9,326	21,154	29,378
Class C	48,129	170,341	81,053	62,404	344,211
Investor Class	–	–	–	7,808	–
Professional fees	7,077	8,761	8,643	8,379	10,482
Reports to shareholders and printing fees	754	5,128	3,076	6,567	9,096
State registration fees	24,760	28,052	25,199	40,547	28,489
Insurance fees	56	366	206	384	684
Custody fees	3,786	2,732	1,301	2,442	3,213
Trustees’ fees and expenses	150	1,008	563	1,031	1,846
Miscellaneous expenses	4,198	6,981	5,686	7,432	9,042
Total Expenses	151,738	630,608	335,794	516,552	1,107,944
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(3,694)	(20,791)	(10,404)	(20,203)	(17,466)
Class C	(34,147)	(32,917)	(22,769)	(15,017)	(51,252)
Class I	(7,218)	(23,153)	(25,159)	(17,716)	(35,480)
Class L	–	–	–	(28,871)	–
Investor Class	–	–	–	(7,450)	–
Net Expenses	106,679	553,747	277,462	427,295	1,003,746
Net Investment Income	65,433	1,045,260	521,657	1,236,952	1,495,241
Net realized loss on investments	(336,861)	(2,533,042)	(1,792,613)	(2,309,343)	(4,514,538)
Net realized loss on investments - affiliated securities	(18,240)	(129,316)	(15,194)	–	(267,030)
Net realized loss	(355,101)	(2,662,358)	(1,807,807)	(2,309,343)	(4,781,568)
Net change in unrealized appreciation/(depreciation) on investments	382,803	752,763	(282,484)	(2,025,321)	2,509,452
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	27,702	(1,909,595)	(2,090,291)	(4,334,664)	(2,272,116)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$93,135	$(864,335)	$(1,568,634)	$(3,097,712)	$(776,875)

See Notes to Financial Statements.

157  |  April 30, 2016

RiverFront Conservative Income Builder Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
OPERATIONS
Net investment income	$65,433	$108,661
Net realized loss	(336,861)	(49,727)
Net realized loss - affiliated securities	(18,240)	(7,360)
Net realized gain distributions from other investment companies	–	42,226
Net change in unrealized appreciation/(depreciation)	382,803	(58,335)
Net Increase in Net Assets Resulting from Operations	93,135	35,465
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(5,839)	(18,043)
Class C	(25,069)	(50,246)
Class I	(13,429)	(34,644)
Dividends to shareholders from net realized gains
Class A	(2,507)	(33,682)
Class C	(22,903)	(128,451)
Class I	(4,731)	(53,269)
Net Decrease in Net Assets from Distributions	(74,478)	(318,335)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	251,343	724,894
Class C	2,963,926	5,025,196
Class I	685,296	1,756,806
Dividends reinvested
Class A	5,725	23,644
Class C	37,631	152,720
Class I	16,415	77,128
Shares redeemed
Class A	(125,270)	(750,894)
Class C	(1,185,436)	(1,445,157)
Class I	(667,800)	(2,401,248)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	1,981,830	3,163,089
Net increase in net assets	2,000,487	2,880,219
NET ASSETS
Beginning of period	11,820,092	8,939,873
End of period *	$13,820,579	$11,820,092
*Including accumulated net investment income of:	$28,432	$7,336

See Notes to Financial Statements.

158  |  April 30, 2016

RiverFront Dynamic Equity Income Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
OPERATIONS
Net investment income	$1,045,260	$1,229,120
Net realized gain/(loss)	(2,533,042)	1,166,295
Net realized loss - affiliated securities	(129,316)	(30,319)
Net realized gain distributions from other investment companies	–	506,364
Net change in unrealized appreciation/(depreciation)	752,763	(2,136,654)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(864,335)	734,806
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(170,842)	(311,063)
Class C	(244,348)	(447,108)
Class I	(229,544)	(392,630)
Dividends to shareholders from net realized gains
Class A	(404,558)	(621,663)
Class C	(716,376)	(1,102,933)
Class I	(508,283)	(746,196)
Net Decrease in Net Assets from Distributions	(2,273,951)	(3,621,593)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	5,315,304	6,311,410
Class C	4,309,088	11,151,002
Class I	5,545,902	8,108,354
Dividends reinvested
Class A	549,532	877,483
Class C	889,510	1,445,580
Class I	642,021	1,008,028
Shares redeemed
Class A	(2,348,690)	(3,907,536)
Class C	(3,458,817)	(6,667,665)
Class I	(3,067,042)	(6,565,889)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	8,376,808	11,760,767
Net increase in net assets	5,238,522	8,873,980
NET ASSETS
Beginning of period	77,315,520	68,441,540
End of period *	$82,554,042	$77,315,520
*Including accumulated net investment income of:	$493,200	$92,674

 See Notes to Financial Statements.

159  |  April 30, 2016

RiverFront Global Allocation Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
OPERATIONS
Net investment income	$521,657	$575,330
Net realized loss	(1,792,613)	(79,726)
Net realized loss - affiliated securities	(15,194)	(33,482)
Net realized gain distributions from other investment companies	–	277,874
Net change in unrealized depreciation	(282,484)	(750,472)
Net Decrease in Net Assets Resulting from Operations	(1,568,634)	(10,476)
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(91,282)	(135,563)
Class C	(177,794)	(171,705)
Class I	(226,575)	(234,337)
Dividends to shareholders from net realized gains
Class A	(29,356)	(560,595)
Class C	(64,014)	(1,028,926)
Class I	(70,328)	(892,615)
Net Decrease in Net Assets from Distributions	(659,349)	(3,023,741)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	545,114	2,396,224
Class C	1,288,612	5,539,210
Class I	2,638,498	9,024,905
Dividends reinvested
Class A	115,782	673,030
Class C	227,935	1,146,839
Class I	291,586	1,105,082
Shares redeemed
Class A	(1,592,735)	(2,319,283)
Class C	(1,699,080)	(3,108,530)
Class I	(2,647,939)	(3,164,067)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(832,227)	11,293,410
Net increase/(decrease) in net assets	(3,060,210)	8,259,193
NET ASSETS
Beginning of period	44,283,969	36,024,776
End of period *	$41,223,759	$44,283,969
*Including accumulated net investment income of:	$226,291	$200,285

See Notes to Financial Statements.

160  |  April 30, 2016

RiverFront Global Growth Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
OPERATIONS
Net investment income	$1,236,952	$1,290,107
Net realized gain/(loss)	(2,309,343)	109,174
Net realized gain distributions from other investment companies	–	640,999
Net change in unrealized depreciation	(2,025,321)	(1,412,507)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,097,712)	627,773
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(262,359)	(284,353)
Class C	(176,912)	(141,119)
Class I	(232,251)	(243,129)
Class L	(374,673)	(453,248)
Investor Class	(97,169)	(133,236)
Dividends to shareholders from net realized gains
Class A	(169,282)	(1,555,258)
Class C	(124,670)	(1,077,170)
Class I	(145,504)	(1,217,027)
Class L	(234,855)	(2,207,236)
Investor Class	(62,700)	(716,298)
Net Decrease in Net Assets from Distributions	(1,880,375)	(8,028,074)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	2,057,928	6,592,837
Class C	1,564,601	4,246,346
Class I	1,514,424	7,804,363
Class L	2,112,744	5,499,526
Investor Class	24,140	265,259
Dividends reinvested
Class A	422,479	1,781,624
Class C	286,641	1,189,292
Class I	361,066	1,360,312
Class L	600,974	2,618,006
Investor Class	139,454	762,580
Shares redeemed
Class A	(4,503,681)	(5,222,204)
Class C	(1,449,567)	(2,728,617)
Class I	(5,879,303)	(4,622,386)
Class L	(3,841,050)	(3,969,239)
Investor Class	(828,996)	(1,134,904)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(7,418,146)	14,442,795
Net increase/(decrease) in net assets	(12,396,233)	7,042,494
NET ASSETS
Beginning of period	80,660,884	73,618,390
End of period *	$68,264,651	$80,660,884
*Including accumulated net investment income of:	$557,279	$463,691

See Notes to Financial Statements.

161  |  April 30, 2016

RiverFront Moderate Growth & Income Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
OPERATIONS
Net investment income	$1,495,241	$2,288,918
Net realized gain/(loss)	(4,514,538)	2,496,740
Net realized loss - affiliated securities	(267,030)	(38,996)
Net realized gain distributions from other investment companies	–	678,016
Net change in unrealized appreciation/(depreciation)	2,509,452	(4,017,171)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(776,875)	1,407,507
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(191,645)	(463,745)
Class C	(420,317)	(831,484)
Class I	(451,032)	(836,519)
Dividends to shareholders from net realized gains
Class A	(503,888)	(1,452,046)
Class C	(1,550,040)	(3,504,594)
Class I	(1,081,829)	(2,361,505)
Net Decrease in Net Assets from Distributions	(4,198,751)	(9,449,893)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	3,329,192	4,319,229
Class C	6,447,728	17,073,579
Class I	14,015,667	14,370,768
Dividends reinvested
Class A	610,324	1,734,135
Class C	1,735,613	3,832,260
Class I	1,439,143	2,896,869
Shares redeemed
Class A	(3,295,387)	(7,673,351)
Class C	(6,305,022)	(12,583,566)
Class I	(11,558,104)	(10,528,810)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	6,419,154	13,441,113
Net increase in net assets	1,443,528	5,398,727
NET ASSETS
Beginning of period	141,523,234	136,124,507
End of period *	$142,966,762	$141,523,234
*Including accumulated net investment income of:	$639,105	$206,858

See Notes to Financial Statements.

162  |  April 30, 2016

RiverFront Conservative Income Builder Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.46		$10.86	$10.83		$10.48	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.08		0.18	0.07		0.13	0.09
Net realized and unrealized gain/(loss)	(0.00	)(c)	(0.14)	0.04		0.53	0.48
Total from investment operations	0.08		0.04	0.11		0.66	0.57

DISTRIBUTIONS:
From net investment income	(0.06)		(0.15)	(0.08)		(0.12)	(0.09)
From net realized gains	(0.02)		(0.29)	–		(0.19)	–
Total distributions	(0.08)		(0.44)	(0.08)		(0.31)	(0.09)

Net increase/(decrease) in net asset value	–		(0.40)	0.03		0.35	0.48
Net asset value, end of period	$10.46		$10.46	$10.86		$10.83	$10.48
TOTAL RETURN(d)	0.78%		0.40%	0.98%		6.35%	5.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,172		$1,038	$1,089		$1,101	$607
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.86	%(e)	2.06%	2.39	%(e)	2.94%	5.65	%(e)(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(e)	1.15%	1.15	%(e)	1.15%	1.15	%(e)(f)
Ratio of net investment income to average net assets	1.55	%(e)	1.74%	1.22	%(e)	1.27%	1.37	%(e)(f)
Portfolio turnover rate(g)	103%		186%	34%		125%	73%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

163  |  April 30, 2016

RiverFront Conservative Income Builder Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.37		$10.81	$10.77		$10.51	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.04		0.09	0.03		0.06	0.06
Net realized and unrealized gain/(loss)	(0.00	)(c)	(0.13)	0.04		0.51	0.47
Total from investment operations	0.04		(0.04)	0.07		0.57	0.53

DISTRIBUTIONS:
From net investment income	(0.03)		(0.11)	(0.03)		(0.12)	(0.02)
From net realized gains	(0.02)		(0.29)	–		(0.19)	–
Total distributions	(0.05)		(0.40)	(0.03)		(0.31)	(0.02)

Net increase/(decrease) in net asset value	(0.01)		(0.44)	0.04		0.26	0.51
Net asset value, end of period	$10.36		$10.37	$10.81		$10.77	$10.51
TOTAL RETURN(d)	0.39%		(0.39)%	0.68%		5.49%	5.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10,441		$8,610	$5,021		$4,106	$2,264
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.61	%(e)	2.81%	3.14	%(e)	3.73%	6.53	%(e)(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90	%(e)	1.90%	1.90	%(e)	1.90%	1.90	%(e)(f)
Ratio of net investment income to average net assets	0.81	%(e)	0.88%	0.47	%(e)	0.53%	0.90	%(e)(f)
Portfolio turnover rate(g)	103%		186%	34%		125%	73%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.
(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

164  |  April 30, 2016

RiverFront Conservative Income Builder Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.30		$10.70	$10.66		$10.29	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.09		0.19	0.07		0.15	0.12
Net realized and unrealized gain/(loss)	(0.01)		(0.13)	0.06		0.51	0.46
Total from investment operations	0.08		0.06	0.13		0.66	0.58

DISTRIBUTIONS:
From net investment income	(0.07)		(0.17)	(0.09)		(0.10)	(0.29)
From net realized gains	(0.02)		(0.29)	–		(0.19)	–
Total distributions	(0.09)		(0.46)	(0.09)		(0.29)	(0.29)

Net increase/(decrease) in net asset value	(0.01)		(0.40)	0.04		0.37	0.29
Net asset value, end of period	$10.29		$10.30	$10.70		$10.66	$10.29
TOTAL RETURN(c)	0.79%		0.60%	1.19%		6.53%	5.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,207		$2,171	$2,830		$1,381	$715
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.60	%(d)	1.80%	2.12	%(d)	2.66%	7.74	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90	%(d)	0.90%	0.90	%(d)	0.90%	0.90	%(d)(e)
Ratio of net investment income to average net assets	1.78	%(d)	1.84%	1.34	%(d)	1.49%	1.84	%(d)(e)
Portfolio turnover rate(f)	103%		186%	34%		125%	73%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

165  |  April 30, 2016

RiverFront Dynamic Equity Income Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.63		$13.10	$12.97		$12.24	$11.24		$11.73	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.16		0.25	0.09		0.17	0.25		0.16	0.12
Net realized and unrealized gain/(loss)	(0.29)		(0.04)	0.13		1.17	0.99		(0.49)	1.67
Total from investment operations	(0.13)		0.21	0.22		1.34	1.24		(0.33)	1.79

DISTRIBUTIONS:
From net investment income	(0.11)		(0.22)	(0.09)		(0.17)	(0.24)		(0.15)	(0.06)
From net realized gains	(0.25)		(0.46)	–		(0.44)	–		–	(0.00	)(d)
Tax return of capital	–		–	–		–	–		(0.01)	(0.00	)(d)
Total distributions	(0.36)		(0.68)	(0.09)		(0.61)	(0.24)		(0.16)	(0.06)

Net increase/(decrease) in net asset value	(0.49)		(0.47)	0.13		0.73	1.00		(0.49)	1.73
Net asset value, end of period	$12.14		$12.63	$13.10		$12.97	$12.24		$11.24	$11.73
TOTAL RETURN(e)	(1.07)%		1.64%	1.66%		11.15%	11.22%		(2.80)%	17.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$22,541		$19,769	$17,275		$15,374	$8,087		$7,114	$5,723
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.34	%(f)	1.35%	1.39	%(f)	1.42%	1.58%		1.73%	2.17	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(f)	1.15%	1.15	%(f)	1.15%	1.20	%(g)	1.30%	1.30	%(f)
Ratio of net investment income to average net assets	2.72	%(f)	1.98%	1.33	%(f)	1.38%	2.17%		1.50%	1.48	%(f)
Portfolio turnover rate(h)	78%		75%	45%		99%	136%		133%	66%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)	Less than ($0.005) per share.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

166  |  April 30, 2016

RiverFront Dynamic Equity Income Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.44		$12.97	$12.84		$12.13	$11.14		$11.67	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.13		0.15	0.04		0.08	0.16		0.09	0.05
Net realized and unrealized gain/(loss)	(0.31)		(0.04)	0.13		1.15	0.98		(0.51)	1.67
Total from investment operations	(0.18)		0.11	0.17		1.23	1.14		(0.42)	1.72

DISTRIBUTIONS:
From net investment income	(0.09)		(0.18)	(0.04)		(0.08)	(0.15)		(0.10)	(0.05)
From net realized gains	(0.25)		(0.46)	–		(0.44)	–		–	(0.00	)(d)
Tax return of capital	–		–	–		–	–		(0.01)	(0.00	)(d)
Total distributions	(0.34)		(0.64)	(0.04)		(0.52)	(0.15)		(0.11)	(0.05)

Net increase/(decrease) in net asset value	(0.52)		(0.53)	0.13		0.71	0.99		(0.53)	1.67
Net asset value, end of period	$11.92		$12.44	$12.97		$12.84	$12.13		$11.14	$11.67
TOTAL RETURN(e)	(1.50)%		0.86%	1.30%		10.34%	10.41%		(3.60)%	17.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$35,070		$34,766	$30,170		$25,787	$16,070		$13,729	$9,223
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.09	%(f)	2.10%	2.15	%(f)	2.18%	2.33%		2.49%	3.10	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90	%(f)	1.90%	1.90	%(f)	1.90%	1.95	%(g)	2.05%	2.05	%(f)
Ratio of net investment income to average net assets	2.17	%(f)	1.18%	0.60	%(f)	0.61%	1.44%		0.84%	0.65	%(f)
Portfolio turnover rate(h)	78%		75%	45%		99%	136%		133%	66%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)	Less than ($0.005) per share.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

167  |  April 30, 2016

RiverFront Dynamic Equity Income Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.56		$13.02	$12.88		$12.16	$11.17		$11.64	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.19		0.28	0.10		0.20	0.27		0.20	0.12
Net realized and unrealized gain/(loss)	(0.31)		(0.05)	0.14		1.16	0.99		(0.50)	1.68
Total from investment operations	(0.12)		0.23	0.24		1.36	1.26		(0.30)	1.80

DISTRIBUTIONS:
From net investment income	(0.11)		(0.23)	(0.10)		(0.20)	(0.27)		(0.16)	(0.15)
From net realized gains	(0.25)		(0.46)	–		(0.44)	–		–	(0.00	)(d)
Tax return of capital	–		–	–		–	–		(0.01)	(0.01)
Total distributions	(0.36)		(0.69)	(0.10)		(0.64)	(0.27)		(0.17)	(0.16)

Net increase/(decrease) in net asset value	(0.48)		(0.46)	0.14		0.72	0.99		(0.47)	1.64
Net asset value, end of period	$12.08		$12.56	$13.02		$12.88	$12.16		$11.17	$11.64
TOTAL RETURN(e)	(0.93)%		1.83%	1.88%		11.40%	11.47%		(2.58)%	18.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$24,943		$22,780	$20,997		$18,254	$10,460		$6,897	$3,301
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.09	%(f)	1.10%	1.15	%(f)	1.17%	1.33%		1.49%	2.44	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90	%(f)	0.90%	0.90	%(f)	0.90%	0.95	%(g)	1.05%	1.05	%(f)
Ratio of net investment income to average net assets	3.23	%(f)	2.21%	1.57	%(f)	1.61%	2.36%		1.88%	1.49	%(f)
Portfolio turnover rate(h)	78%		75%	45%		99%	136%		133%	66%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)	Less than ($0.005) per share.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

168  |  April 30, 2016

RiverFront Global Allocation Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$12.20		$13.14	$12.97		$11.93	$10.86		$11.66	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.16		0.22	0.08		0.10	0.15		0.12	0.10
Net realized and unrealized gain/(loss)	(0.59)		(0.06)	0.09		1.36	1.08		(0.84)	1.61
Total from investment operations	(0.43)		0.16	0.17		1.46	1.23		(0.72)	1.71

DISTRIBUTIONS:
From net investment income	(0.14)		(0.21)	–		(0.09)	(0.16)		(0.07)	(0.05)
From net realized gains	(0.04)		(0.89)	–		(0.33)	–		(0.01)	–
Total distributions	(0.18)		(1.10)	–		(0.42)	(0.16)		(0.08)	(0.05)

Net increase/(decrease) in net asset value	(0.61)		(0.94)	0.17		1.04	1.07		(0.80)	1.66
Net asset value, end of period	$11.59		$12.20	$13.14		$12.97	$11.93		$10.86	$11.66
TOTAL RETURN(d)	(3.54)%		1.23%	1.31%		12.32%	11.47%		(6.18)%	17.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,109		$8,456	$8,372		$9,098	$8,244		$5,791	$4,686
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.43	%(e)	1.43%	1.50	%(e)	1.51%	1.68%		1.80%	3.00	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(e)	1.15%	1.15	%(e)	1.15%	1.19	%(f)	1.30%	1.30	%(e)
Ratio of net investment income to average net assets	2.83	%(e)	1.71%	1.21	%(e)	0.83%	1.32%		1.10%	1.16	%(e)
Portfolio turnover rate(g)	83%		71%	47%		95%	113%		163%	77%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

169  |  April 30, 2016

RiverFront Global Allocation Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.98		$12.95	$12.83		$11.84	$10.81		$11.64	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.11		0.12	0.03		0.01	0.07		0.02	0.00	(d)
Net realized and unrealized gain/(loss)	(0.57)		(0.06)	0.09		1.34	1.07		(0.82)	1.65
Total from investment operations	(0.46)		0.06	0.12		1.35	1.14		(0.80)	1.65

DISTRIBUTIONS:
From net investment income	(0.12)		(0.14)	–		(0.03)	(0.11)		(0.02)	(0.01)
From net realized gains	(0.04)		(0.89)	–		(0.33)	–		(0.01)	–
Total distributions	(0.16)		(1.03)	–		(0.36)	(0.11)		(0.03)	(0.01)

Net increase/(decrease) in net asset value	(0.62)		(0.97)	0.12		0.99	1.03		(0.83)	1.64
Net asset value, end of period	$11.36		$11.98	$12.95		$12.83	$11.84		$10.81	$11.64
TOTAL RETURN(e)	(3.81)%		0.46%	0.94%		11.48%	10.59%		(6.86)%	16.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$16,009		$17,089	$14,758		$14,624	$9,686		$9,891	$8,926
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.18	%(f)	2.18%	2.25	%(f)	2.26%	2.44%		2.58%	3.21	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90	%(f)	1.90%	1.90	%(f)	1.90%	1.95	%(g)	2.05%	2.05	%(f)
Ratio of net investment income to average net assets	1.91	%(f)	0.94%	0.40	%(f)	0.05%	0.66%		0.17%	0.04	%(f)
Portfolio turnover rate(h)	83%		71%	47%		95%	113%		163%	77%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

170  |  April 30, 2016

RiverFront Global Allocation Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.99		$12.92	$12.75		$11.72	$10.66		$11.42	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.16		0.22	0.09		0.13	0.17		0.13	0.08
Net realized and unrealized gain/(loss)	(0.56)		(0.04)	0.08		1.34	1.07		(0.80)	1.62
Total from investment operations	(0.40)		0.18	0.17		1.47	1.24		(0.67)	1.70

DISTRIBUTIONS:
From net investment income	(0.14)		(0.22)	–		(0.11)	(0.18)		(0.08)	(0.28)
From net realized gains	(0.04)		(0.89)	–		(0.33)	–		(0.01)	–
Total distributions	(0.18)		(1.11)	–		(0.44)	(0.18)		(0.09)	(0.28)

Net increase/(decrease) in net asset value	(0.58)		(0.93)	0.17		1.03	1.06		(0.76)	1.42
Net asset value, end of period	$11.41		$11.99	$12.92		$12.75	$11.72		$10.66	$11.42
TOTAL RETURN(d)	(3.31)%		1.49%	1.33%		12.61%	11.73%		(5.86)%	17.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$18,105		$18,739	$12,895		$10,521	$6,675		$3,496	$1,905
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.18	%(e)	1.18%	1.26	%(e)	1.26%	1.43%		1.55%	4.68	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90	%(e)	0.90%	0.90	%(e)	0.90%	0.94	%(f)	1.05%	1.05	%(e)
Ratio of net investment income to average net assets	2.92	%(e)	1.83%	1.41	%(e)	1.07%	1.52%		1.28%	0.98	%(e)
Portfolio turnover rate(g)	83%		71%	47%		95%	113%		163%	77%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

171  |  April 30, 2016

RiverFront Global Growth Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)
Net asset value, beginning of period	$13.95		$15.44	$15.26		$14.89	$13.37	$15.65	$14.66

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.22		0.24	0.08		0.12	0.17	0.14	0.00	(e)
Net realized and unrealized gain/(loss)	(0.76)		(0.04)	0.10		1.88	1.57	(1.41)	0.99
Total from investment operations	(0.54)		0.20	0.18		2.00	1.74	(1.27)	0.99

DISTRIBUTIONS:
From net investment income	(0.20)		(0.25)	–		(0.12)	(0.22)	(0.14)	–
From net realized gains	(0.13)		(1.44)	–		(1.51)	–	(0.87)	–
Total distributions	(0.33)		(1.69)	–		(1.63)	(0.22)	(1.01)	–

Net increase/(decrease) in net asset value	(0.87)		(1.49)	0.18		0.37	1.52	(2.28)	0.99
Net asset value, end of period	$13.08		$13.95	$15.44		$15.26	$14.89	$13.37	$15.65
TOTAL RETURN(f)	(3.95)%		1.34%	1.18%		13.66%	13.14%	(7.51)%	6.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$15,140		$18,308	$16,694		$16,440	$8,525	$5,241	$12,307
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.39	%(g)	1.38%	1.38	%(g)	1.40%	1.49%	1.52%	1.58	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(h)	1.15	%(g)	1.15%	1.15	%(g)	1.15%	0.98%	0.92%	0.81	%(g)
Ratio of net investment income to average net assets	3.36	%(g)	1.67%	1.08	%(g)	0.76%	1.23%	0.99%	0.06	%(g)
Portfolio turnover rate(i)	67%		71%	48%		85%	113%	119%	34%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

172  |  April 30, 2016

RiverFront Global Growth Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)
Net asset value, beginning of period	$13.67		$15.19	$15.07		$14.76	$13.29	$15.60	$14.63

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	0.16		0.13	0.03		0.01	0.08	0.05	(0.04)
Net realized and unrealized gain/(loss)	(0.73)		(0.04)	0.09		1.86	1.54	(1.42)	1.01
Total from investment operations	(0.57)		0.09	0.12		1.87	1.62	(1.37)	0.97

DISTRIBUTIONS:
From net investment income	(0.18)		(0.17)	–		(0.05)	(0.15)	(0.07)	–
From net realized gains	(0.13)		(1.44)	–		(1.51)	–	(0.87)	–
Total distributions	(0.31)		(1.61)	–		(1.56)	(0.15)	(0.94)	–

Net increase/(decrease) in net asset value	(0.88)		(1.52)	0.12		0.31	1.47	(2.31)	0.97
Net asset value, end of period	$12.79		$13.67	$15.19		$15.07	$14.76	$13.29	$15.60
TOTAL RETURN(e)	(4.23)%		0.59%	0.80%		12.84%	12.31%	(8.22)%	6.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$12,451		$12,908	$11,420		$11,511	$7,182	$6,808	$6,156
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.14	%(f)	2.13%	2.13	%(f)	2.15%	2.25%	2.29%	2.33	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	1.90	%(f)	1.90%	1.90	%(f)	1.90%	1.73%	1.67%	1.55	%(f)
Ratio of net investment income/(loss) to average net assets	2.58	%(f)	0.88%	0.38	%(f)	0.07%	0.57%	0.34%	(0.72	)%(f)
Portfolio turnover rate(h)	67%		71%	48%		85%	113%	119%	34%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

173  |  April 30, 2016

RiverFront Global Growth Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)
Net asset value, beginning of period	$14.03		$15.52	$15.32		$14.92	$13.40	$15.67	$14.65

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.23		0.26	0.10		0.17	0.20	0.19	0.01
Net realized and unrealized gain/(loss)	(0.75)		(0.03)	0.10		1.89	1.57	(1.51)	1.01
Total from investment operations	(0.52)		0.23	0.20		2.06	1.77	(1.32)	1.02

DISTRIBUTIONS:
From net investment income	(0.21)		(0.28)	–		(0.15)	(0.25)	(0.16)	–
From net realized gains	(0.13)		(1.44)	–		(1.51)	–	(0.79)	–
Total distributions	(0.34)		(1.72)	–		(1.66)	(0.25)	(0.95)	–

Net increase/(decrease) in net asset value	(0.86)		(1.49)	0.20		0.40	1.52	(2.27)	1.02
Net asset value, end of period	$13.17		$14.03	$15.52		$15.32	$14.92	$13.40	$15.67
TOTAL RETURN(e)	(3.82)%		1.51%	1.31%		14.01%	13.36%	(7.31)%	7.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$11,427		$16,412	$13,343		$11,845	$7,769	$6,022	$4,508
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.14	%(f)	1.14%	1.36	%(f)	1.16%	1.25%	1.30%	1.30	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(g)	0.90	%(f)	0.90%	0.90	%(f)	0.90%	0.73%	0.67%	0.61	%(f)
Ratio of net investment income to average net assets	3.53	%(f)	1.77%	1.32	%(f)	1.13%	1.45%	1.44%	0.23	%(f)
Portfolio turnover rate(h)	67%		71%	48%		85%	113%	119%	34%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

 See Notes to Financial Statements.

174  |  April 30, 2016

RiverFront Global Growth Fund – Class L

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)
Net asset value, beginning of period	$14.01		$15.49	$15.29		$14.90	$13.37	$15.65	$14.63

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.23		0.27	0.11		0.17	0.22	0.17	0.01
Net realized and unrealized gain/(loss)	(0.74)		(0.03)	0.09		1.88	1.56	(1.41)	1.01
Total from investment operations	(0.51)		0.24	0.20		2.05	1.78	(1.24)	1.02

DISTRIBUTIONS:
From net investment income	(0.21)		(0.28)	–		(0.15)	(0.25)	(0.14)	–
From net realized gains	(0.13)		(1.44)	–		(1.51)	–	(0.87)	–
Total distributions	(0.34)		(1.72)	–		(1.66)	(0.25)	(1.04)	–

Net increase/(decrease) in net asset value	(0.85)		(1.48)	0.20		0.39	1.53	(2.28)	1.02
Net asset value, end of period	$13.16		$14.01	$15.49		$15.29	$14.90	$13.37	$15.65
TOTAL RETURN(e)	(3.75)%		1.59%	1.31%		13.98%	13.43%	(7.31)%	6.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$23,424		$26,109	$24,400		$25,092	$23,454	$24,765	$42,977
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.14	%(f)	1.13%	1.02	%(f)	1.15%	1.25%	1.08%	1.28	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)(g)	0.90	%(f)	0.90%	0.90	%(f)	0.90%	0.73%	0.67%	0.64	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	0.90	%(f)	0.90%	0.90	%(f)	0.90%	0.90%	0.90%	0.90	%(f)
Ratio of net investment income to average net assets	3.52	%(f)	1.86%	1.37	%(f)	1.11%	1.59%	1.26%	0.19	%(f)
Portfolio turnover rate(h)	67%		71%	48%		85%	113%	119%	34%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

175  |  April 30, 2016

RiverFront Global Growth Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)	For the Fiscal Period Ended April 30, 2011(c)
Net asset value, beginning of period	$13.87		$15.37	$15.19		$14.82	$13.32	$15.59	$14.59

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.22		0.26	0.09		0.13	0.18	0.13	0.00	(e)
Net realized and unrealized gain/(loss)	(0.75)		(0.07)	0.09		1.87	1.54	(1.39)	1.00
Total from investment operations	(0.53)		0.19	0.18		2.00	1.72	(1.26)	1.00

DISTRIBUTIONS:
From net investment income	(0.20)		(0.25)	–		(0.12)	(0.22)	(0.14)	–
From net realized gains	(0.13)		(1.44)	–		(1.51)	–	(0.87)	–
Total distributions	(0.33)		(1.69)	–		(1.63)	(0.22)	(1.01)	–

Net increase/(decrease) in net asset value	(0.86)		(1.50)	0.18		0.37	1.50	(2.27)	1.00
Net asset value, end of period	$13.01		$13.87	$15.37		$15.19	$14.82	$13.32	$15.59
TOTAL RETURN(f)	(3.90)%		1.28%	1.18%		13.73%	13.07%	(7.47)%	6.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$5,823		$6,924	$7,762		$8,361	$9,174	$10,133	$21,270
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.39	%(g)	1.38%	1.38	%(g)	1.41%	1.50%	1.93%	1.53	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)(h)	1.15	%(g)	1.15%	1.15	%(g)	1.15%	0.98%	0.92%	0.89	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	1.15	%(g)	1.15%	1.15	%(g)	1.15%	1.15%	1.15%	1.15	%(g)
Ratio of net investment income/(loss) to average net assets	3.34	%(g)	1.78%	1.14	%(g)	0.85%	1.36%	0.97%	(0.08	)%(g)
Portfolio turnover rate(i)	67%		71%	48%		85%	113%	119%	34%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Effective March 8, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Annualized.
(h)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

176  |  April 30, 2016

RiverFront Moderate Growth & Income Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012		For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.48		$12.15	$11.99		$11.66	$10.96		$11.08		$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.13		0.23	0.09		0.16	0.24		0.17		0.15
Net realized and unrealized gain/(loss)	(0.18)		(0.06)	0.16		0.89	0.69		(0.12)		1.01
Total from investment operations	(0.05)		0.17	0.25		1.05	0.93		0.05		1.16

DISTRIBUTIONS:
From net investment income	(0.09)		(0.20)	(0.09)		(0.16)	(0.23)		(0.17)		(0.08)
From net realized gains	(0.25)		(0.64)	–		(0.56)	–		–		(0.00	)(c)
Tax return of capital	–		–	–		–	–		(0.00	)(c)	–
Total distributions	(0.34)		(0.84)	(0.09)		(0.72)	(0.23)		(0.17)		(0.08)

Net increase/(decrease) in net asset value	(0.39)		(0.67)	0.16		0.33	0.70		(0.12)		1.08
Net asset value, end of period	$11.09		$11.48	$12.15		$11.99	$11.66		$10.96		$11.08
TOTAL RETURN(d)	(0.42)%		1.33%	2.12%		9.16%	8.59%		0.55%		11.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$24,324		$24,402	$27,598		$31,033	$29,066		$20,754		$12,148
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.30	%(e)	1.30%	1.31	%(e)	1.32%	1.40%		1.50%		1.64	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(e)	1.15%	1.15	%(e)	1.15%	1.19	%(f)	1.30%		1.30	%(e)
Ratio of net investment income to average net assets	2.40	%(e)	1.97%	1.54	%(e)	1.35%	2.17%		1.65%		1.89	%(e)
Portfolio turnover rate(g)	83%		110%	42%		98%	108%		128%		69%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

177  |  April 30, 2016

RiverFront Moderate Growth & Income Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012		For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.39		$12.10	$11.94		$11.62	$10.92		$11.06		$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.09		0.13	0.05		0.07	0.16		0.09		0.10
Net realized and unrealized gain/(loss)	(0.17)		(0.06)	0.16		0.89	0.68		(0.13)		1.02
Total from investment operations	(0.08)		0.07	0.21		0.96	0.84		(0.04)		1.12

DISTRIBUTIONS:
From net investment income	(0.07)		(0.14)	(0.05)		(0.08)	(0.14)		(0.10)		(0.06)
From net realized gains	(0.25)		(0.64)	–		(0.56)	–		–		(0.00	)(c)
Tax return of capital	–		–	–		–	–		(0.00	)(c)	–
Total distributions	(0.32)		(0.78)	(0.05)		(0.64)	(0.14)		(0.10)		(0.06)

Net increase/(decrease) in net asset value	(0.40)		(0.71)	0.16		0.32	0.70		(0.14)		1.06
Net asset value, end of period	$10.99		$11.39	$12.10		$11.94	$11.62		$10.92		$11.06
TOTAL RETURN(d)	(0.75)%		0.52%	1.75%		8.33%	7.83%		(0.37)%		11.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$70,165		$70,771	$66,445		$63,031	$52,579		$39,015		$24,061
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.05	%(e)	2.05%	2.07	%(e)	2.07%	2.15%		2.25%		2.54	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90	%(e)	1.90%	1.90	%(e)	1.90%	1.95	%(f)	2.05%		2.05	%(e)
Ratio of net investment income to average net assets	1.67	%(e)	1.14%	0.77	%(e)	0.59%	1.43%		0.88%		1.22	%(e)
Portfolio turnover rate(g)	83%		110%	42%		98%	108%		128%		69%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

178  |  April 30, 2016

RiverFront Moderate Growth & Income Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012	For the Period August 2, 2010 (Inception) to April 30, 2011
Net asset value, beginning of period	$11.47		$12.14	$11.98		$11.65	$10.94		$11.07	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.15		0.25	0.11		0.19	0.26		0.20	0.17
Net realized and unrealized gain/(loss)	(0.18)		(0.06)	0.16		0.89	0.70		(0.13)	1.01
Total from investment operations	(0.03)		0.19	0.27		1.08	0.96		0.07	1.18

DISTRIBUTIONS:
From net investment income	(0.10)		(0.22)	(0.11)		(0.19)	(0.25)		(0.19)	(0.11)
From net realized gains	(0.25)		(0.64)	–		(0.56)	–		–	(0.00	)(c)
Tax return of capital	–		–	–		–	–		(0.01)	–
Total distributions	(0.35)		(0.86)	(0.11)		(0.75)	(0.25)		(0.20)	(0.11)

Net increase/(decrease) in net asset value	(0.38)		(0.67)	0.16		0.33	0.71		(0.13)	1.07
Net asset value, end of period	$11.09		$11.47	$12.14		$11.98	$11.65		$10.94	$11.07
TOTAL RETURN(d)	(0.25)%		1.50%	2.25%		9.43%	8.94%		0.71%	11.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$48,477		$46,350	$42,081		$37,832	$25,898		$12,880	$7,535
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.05	%(e)	1.05%	1.07	%(e)	1.07%	1.15%		1.26%	1.55	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90	%(e)	0.90%	0.90	%(e)	0.90%	0.94	%(f)	1.05%	1.05	%(e)
Ratio of net investment income to average net assets	2.67	%(e)	2.16%	1.77	%(e)	1.59%	2.39%		1.91%	2.16	%(e)
Portfolio turnover rate(g)	83%		110%	42%		98%	108%		128%	69%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

179  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

1.  ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2016, the Trust had 34 registered funds. This semi-annual report includes the financial statements and financial highlights of the following 14 funds: ALPS | Alerian MLP Infrastructure Index Fund, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Metis Global Micro Cap Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | Sterling ETF Tactical Rotation Fund, ALPS | Westport Resources Hedged High Income Fund, ALPS | WMC Research Value Fund, Clough China Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund and RiverFront Moderate Growth & Income Fund (each, a “Fund” and collectively, the “Funds”).

ALPS | Alerian MLP Infrastructure Index Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund seeks to maximize real returns (returns after inflation), consistent with prudent investment management. ALPS | Kotak India Growth Fund’s investment goal is long-term capital appreciation. ALPS | Metis Global Micro Cap Fund seeks long-term growth of capital. ALPS | Red Rocks Listed Private Equity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. ALPS | Sterling ETF Tactical Rotation Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the Sterling Tactical Rotation Index. ALPS | Westport Resources Hedged High Income Fund seeks to provide high current income. The Fund’s secondary investment objective is to seek capital preservation, with the potential for capital appreciation. ALPS | WMC Research Value Fund seeks long-term capital appreciation: dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective. The Clough China Fund seeks to provide investors with long-term capital appreciation. The RiverFront Conservative Income Builder Fund seeks to provide current income and potential for that income to grow over time. The RiverFront Dynamic Equity Income Fund seeks to achieve long-term growth and income through a combination of capital appreciation and rising dividend payments that exceed the average yield on global stocks generally. The RiverFront Global Allocation Fund seeks to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return means the combination of capital appreciation and investment income. The RiverFront Global Growth Fund seeks to achieve long-term capital appreciation through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The RiverFront Moderate Growth & Income Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks in general while providing a growing stream of income over the years and (2) growth of capital.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”). The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity-related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of April 30, 2016, net assets of the CoreCommodity Fund were $423,756,277, of which $99,966,531 or 23.59%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

Basis of Consolidation for the ALPS | Kotak India Growth Fund
ALPS | Kotak India Growth Fund, (the “Kotak Fund”) invests in the equity securities of Indian companies through its wholly owned, collective investment vehicle, the India Premier Equity Portfolio (the “Portfolio”). The Portfolio is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Kotak Fund’s purchase of securities of a wide selection of Indian companies, consistent with the Kotak Fund’s investment strategies. The Portfolio is a private company limited by shares incorporated under the Mauritius Companies Act 2001. As a wholly owned subsidiary of the Kotak Fund, financial statements of the Portfolio are included in the consolidated financial statements and financial highlights of the Kotak Fund. All investments held by the Portfolio are disclosed in the accounts of the Kotak Fund.

180  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

The Portfolio established residency in Mauritius allowing the Kotak Fund to receive the beneficial tax treatment under the Treaty between India and Mauritius. If the benefits of the Treaty are denied or if the Portfolio is held to have a permanent establishment in India, gains derived by the Portfolio due to the sale of securities, may be subject to taxation in India. India’s Finance Act had introduced legislation on General Anti-Avoidance Rules (“GAAR”) which contains treaty override provisions. The GAAR, which is now expected to come into effect from April 1, 2017, may be used by the Indian tax authorities to declare any arrangement whose main purpose or one of the main purposes is to obtain a tax benefit, as an “impermissible avoidance arrangement.”

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, the following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”).The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

181  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of April 30, 2016:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Alerian MLP Infrastructure Index Fund
Master Limited Partnerships(a)	$33,758,014	$–	$–	$33,758,014
Total	$33,758,014	$–	$–	$33,758,014

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)	$124,863,792	$–	$–	$124,863,792
Master Limited Partnerships(a)	978,384	–	–	978,384
Warrants	–	–	0	0
Government Bonds	–	261,443,499	–	261,443,499
Short Term Investments	13,735,234	–	–	13,735,234
Total	$139,577,410	$261,443,499	$0	$401,020,909
Other Financial Instruments
Assets
Futures Contracts	$2,830,927	$–	$–	$2,830,927
Total Return Swap Contracts	–	19,957,444	–	19,957,444
Liabilities
Written Options	(100,072)	–	–	(100,072)
Futures Contracts	(979,510)	–	–	(979,510)
Total Return Swap Contracts	–	(1,176,847)	–	(1,176,847)
Total	$1,751,345	$18,780,597	$–	$20,531,942

182  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Kotak India Growth Fund
Common Stocks
Consumer Discretionary	$–	$1,493,363	$108,985	$1,602,348
Consumer Staples	–	1,366,359	–	1,366,359
Energy	–	637,357	–	637,357
Financials	63,388	3,936,431	–	3,999,819
Health Care	82,904	1,016,227	46,619	1,145,750
Industrials	–	1,392,736	–	1,392,736
Information Technology	–	1,983,558	–	1,983,558
Materials	75,783	1,831,949	2,197	1,909,929
Short Term Investments	20,560	–	–	20,560
Total	$242,635	$13,657,980	$157,801	$14,058,416

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Metis Global Micro Cap Fund
Common Stocks
Australia	$28,843	$815,951	$–	$844,794
Belgium	31,617	–	–	31,617
Brazil	90,367	–	–	90,367
Canada	603,292	–	–	603,292
China	–	82,190	–	82,190
France	30,799	123,286	–	154,085
Germany	92,469	–	–	92,469
Great Britain	107,596	62,272	–	169,868
Hong Kong	–	277,368	–	277,368
India	–	22,588	–	22,588
Indonesia	–	73,585	–	73,585
Israel	55,946	–	–	55,946
Japan	–	3,593,223	–	3,593,223
New Zealand	–	23,456	–	23,456
Pakistan	22,872	26,290	–	49,162
Poland	–	24,850	–	24,850
Qatar	32,548	–	–	32,548
South Korea	–	601,801	–	601,801
Sweden	21,187	84,474	–	105,661
Taiwan	–	442,805	–	442,805
Thailand	–	53,295	–	53,295
Turkey	–	61,147	–	61,147
United States	3,297,826	–	–	3,297,826
Preferred Stocks(a)	98,650	–	–	98,650
Short Term Investments	291,050	–	–	291,050
Total	$4,805,062	$6,368,581	$–	$11,173,643

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Red Rocks Listed Private Equity Fund
Closed-End Funds	$41,746,413	$–	$–	$41,746,413
Common Stocks(a)	338,881,054	–	–	338,881,054
Short Term Investments	3,420,903	–	–	3,420,903
Total	$384,048,370	$–	$–	$384,048,370

183  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Sterling ETF Tactical Rotation Fund
Exchange Traded Funds	$17,503,077	$–	$–	$17,503,077
Total	$17,503,077	$–	$–	$17,503,077

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Westport Resources Hedged High Income Fund
Common Stocks(a)	$126,857	$–	$–	$126,857
Exchange Traded Funds	171,350	–	–	171,350
Convertible Corporate Bonds(a)	–	205,964	–	205,964
Corporate Bonds(a)	–	7,255,453	–	7,255,453
Mortgage Backed Securities	–	1,752,774	–	1,752,774
Short Term Investments	–	49,984	–	49,984
Total	$298,207	$9,264,175	$–	$9,562,382
Other Financial Instruments
Assets
Futures Contracts	$8,094	$–	$–	$8,094
Credit Default Swap Contracts	–	1,989	–	1,989
Liabilities
Futures Contracts	(5,300)	–	–	(5,300)
Credit Default Swap Contracts	–	(2,101)	–	(2,101)
Forward Foreign Currency Contracts	–	(3,787)	–	(3,787)
Total	$2,794	$(3,899)	$–	$(1,105)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | WMC Research Value Fund
Common Stocks(a)	$90,619,738	$–	$–	$90,619,738
Short Term Investments	1,311,759	–	–	1,311,759
Total	$91,931,497	$–	$–	$91,931,497
Other Financial Instruments
Liabilities
Futures Contracts	$(1,076)	$–	$–	$(1,076)
Total	$(1,076)	$–	$–	$(1,076)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Clough China Fund
Common Stocks
Basic Materials	$–	$902,160	$–	$902,160
Communications	3,491,544	5,140,414	–	8,631,958
Consumer Discretionary	–	358,135	–	358,135
Consumer, Cyclical	1,056,558	8,856,763	–	9,913,321
Consumer, Non-Cyclical	–	1,120,872	–	1,120,872
Energy	–	4,128,774	–	4,128,774
Financials	–	10,723,529	–	10,723,529
Industrials	–	4,853,014	–	4,853,014
Technology	1,924,910	6,240,828	–	8,165,738
Participation Notes(a)	–	4,729,202	–	4,729,202
Short Term Investments	1,516,915	–	–	1,516,915
Total	$7,989,927	$47,053,691	$–	$55,043,618

184  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Conservative Income Builder Fund
Exchange Traded Funds(a)	$12,993,916	$–	$–	$12,993,916
Exchange Traded Notes(a)	247,034	–	–	247,034
Short Term Investments	589,742	–	–	589,742
Total	$13,830,692	$–	$–	$13,830,692

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Dynamic Equity Income Fund
Common Stocks(a)	$1,843,360	$–	$–	$1,843,360
Exchange Traded Funds(a)	77,108,103	–	–	77,108,103
Exchange Traded Notes(a)	2,937,961	–	–	2,937,961
Short Term Investments	613,230	–	–	613,230
Total	$82,502,654	$–	$–	$82,502,654

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Global Allocation Fund
Common Stocks(a)	$950,857	$–	$–	$950,857
Exchange Traded Funds(a)	38,284,028	–	–	38,284,028
Exchange Traded Notes(a)	1,498,923	–	–	1,498,923
Short Term Investments	660,889	–	–	660,889
Total	$41,394,697	$–	$–	$41,394,697

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Global Growth Fund
Common Stocks(a)	$1,546,425	$–	$–	$1,546,425
Exchange Traded Funds(a)	62,341,863	–	–	62,341,863
Exchange Traded Notes(a)	2,842,396	–	–	2,842,396
Short Term Investments	1,619,685	–	–	1,619,685
Total	$68,350,369	$–	$–	$68,350,369

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Moderate Growth & Income Fund
Common Stocks(a)	$3,175,234	$–	$–	$3,175,234
Exchange Traded Funds(a)	134,171,620	–	–	134,171,620
Exchange Traded Notes(a)	4,289,265	–	–	4,289,265
Short Term Investments	1,321,492	–	–	1,321,492
Total	$142,957,611	$–	$–	$142,957,611

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Statement of Investments or Consolidated Statement of Investments.

The Funds recognize transfers between levels as of the end of the period. For the Six-Month Period Ended April 30, 2016, the Funds did not have any transfers between Level 1 and Level 2 securities, except the ALPS | Kotak India Growth Fund. The ALPS | Kotak India Growth Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. The transfer amounts disclosed in the table below represents the value of the securities as of April 30, 2016 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held at October 31, 2015.

185  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

The ALPS | Kotak India Growth Fund had the following transfers between Levels 1 and 2 at April 30, 2016:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stock	$75,783	$(270,548)	$270,548	$(75,783)
Total	$75,783	$(270,548)	$270,548	$(75,783)

Investments in Securities	Balance as of October 31, 2015	Accrued discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Corporate Action	Transfer into Level 3	Transfer out of Level 3	Balance as of April 30, 2016	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2016
ALPS | Kotak India Growth Fund
Common Stocks	$–	$–	$–	$–	$1,189	$–	$–	$47,627	$108,985	$–	$157,801	$(32,755)
Total	$–	$–	$–	$–	$1,189	$–	$–	$47,627	$108,985	$–	$157,801	$(32,755)

The realized gain (loss) on Level 3 securities is included on the Statement of Assets and Liabilities under Accumulated net realized loss.

Offering Costs: The ALPS | Metis Global Micro Cap Fund incurred offering costs during the Six-Month Period Ended April 30, 2016. These offering costs, including fees for printing initial prospectuses, legal, and registration fees, are being amortized over the first twelve months from the inception date of the Fund. Amounts amortized through April 30, 2016 are shown on the Fund’s Statement of Operations.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds, except for ALPS | Alerian MLP Infrastructure Index Fund, comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. Those Funds are not subject to income taxes to the extent such distributions are made.

The ALPS | Alerian MLP Infrastructure Index Fund is taxed as a regular corporation (or so-called subchapter “C” corporation) for federal income tax purposes, and will be subject to tax on its taxable income at rates applicable to corporations. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent, but the Fund expects to pay federal income tax at a rate of 34 percent. The ALPS | Alerian MLP Infrastructure Index Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the ALPS | Alerian MLP Infrastructure Index Fund is not eligible to elect treatment as a regulated investment company due to its investments, primarily in Master Limited Partnerships (“MLPs”) invested in energy assets. As a result, the ALPS | Alerian MLP Infrastructure Index Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. As discussed below, the ALPS | Alerian MLP Infrastructure Index Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the ALPS | Alerian MLP Infrastructure Index Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the return from an investment in the Fund. See further disclosure regarding MLPs below.

As of and during the Six-Month Period Ended April 30, 2016, the Funds, except the ALPS | Alerian MLP Infrastructure Index Fund, did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

186  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

Distributions to Shareholders: Each Fund, except the ALPS | Alerian MLP Infrastructure Index Fund, ALPS | Westport Resources Hedged High Income Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, and RiverFront Moderate Growth & Income Fund normally pays dividends and distributes capital gains, if any, on an annual basis. The ALPS | Alerian MLP Infrastructure Index Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, and RiverFront Moderate Growth & Income Fund pay dividends, if any, on a quarterly basis and distribute capital gains annually. The ALPS | Westport Resources Hedged High Income Fund normally pays dividends, if any, on a monthly basis and distributes capital gains annually. Income dividend distributions are derived from dividends, interest and other income a Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Distributions received from the ALPS | Alerian MLP Infrastructure Index Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

Commodity-Linked Notes: The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund may invest in commodity-linked notes which are derivative instruments that have characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

187  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Treasury Inflation Protected-Securities: The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments: Certain Funds may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Master Limited Partnerships: MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

3. DERIVATIVE INSTRUMENTS

As a part of their investment strategy, the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund and ALPS | Westport Resources Hedged High Income Fund are permitted to enter in various types of derivatives contracts. The other funds including ALPS | Alerian MLP Infrastructure Index Fund, ALPS | Metis Global Micro Cap Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | Sterling ETF Tactical Rotation Fund, ALPS | WMC Research Value Fund, Clough China Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund and RiverFront Moderate Growth & Income Fund may invest to a lesser extent in derivatives contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

188  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

Cash collateral that has been pledged to cover derivative obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Statements of Investments.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund primarily enters into swap transactions for the purpose of increasing total return and the ALPS Westport Hedged High Income Fund for hedging purposes. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

189  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations.

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred.   Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument.   Swap agreements held at April 30, 2016 are disclosed after the Statement of Investments.

The average notional amount of the swap positions held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund and the ALPS | Westport Resources Hedged High Income Fund for the Six-Month Period Ended April 30, 2016 was $561,942 and $(1,083,333), respectively.

Futures: Each Fund may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The average value of futures contracts held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, the ALPS | Westport Resources Hedged High Income Fund and the ALPS | WMC Research Value Fund for the Six-Month Period Ended April 30, 2016 was $357,332, $(16,591) and $5,880, respectively.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

190  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

The Funds had the following transactions in written covered call/put options during the Six-Month Period Ended April 30, 2016:

	Number of Contracts	Premiums Received
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Options Outstanding, Beginning of Period	(975)	$1,142,049
Options written	(231)	175,616
Options expired	954	(867,591)
Options closed	151	(380,616)
Options exercised	–	–
Options Outstanding, End of the Period	(101)	$69,458

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statement of Assets and Liabilities as of April 30, 2016:

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	$(100,072)
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts(b)	$2,830,927	Unrealized depreciation on futures contracts (b)	(979,510)
Commodity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	19,957,444	Unrealized depreciation on total return swap contracts	(1,176,847)
Total		$22,788,371		$(2,256,429)
ALPS | Westport Resources Hedged High Income Fund
Interest Rate Contracts (Futures Contracts)	Unrealized appreciation on futures contracts(c)	$8,094	Unrealized depreciation on futures contracts (c)	$(5,300)
Interest Rate Contracts (Credit Default Swap Contracts)	Unrealized appreciation on credit default swap contracts(d)	1,989	Unrealized depreciation on credit default swap contracts (d)	(2,101)
Foreign Exchange Rate Contracts (Forward Foreign Currency Contracts)	N/A	N/A	Unrealized depreciation on forward foreign currency contracts	(3,787)
Total		$10,083		$(11,188)
ALPS | WMC Research Value Fund
Equity Contracts (Futures Contracts)	N/A	N/A	Unrealized depreciation on futures contracts (c)	$(5,320)
Total		N/A		$(5,320)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of assets and liabilities.
(b)	Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the current day's net variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Represents cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the current day's net variation margin is reported within the Statement of Assets and Liabilities.
(d)	Represents cumulative appreciation (depreciation) of credit default swap contracts as reported in the Statement of Investments. Only the current day's net variation margin is reported within the Statement of Assets and Liabilities.

191  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

The effect of derivatives instruments on the Statement of Operations for the Six-Month Period Ended April 30, 2016:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Equity Contracts (Purchased Options)	Net realized loss on investments/Net change in unrealized appreciation on investments	$(505,874)	$1,366,215
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	35,801	1,295,589
Equity and Commodity Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	(1,620,596)	2,082,246
Commodity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	(19,533,973)	15,393,801
Total		$(21,624,642)	$20,137,851
ALPS | Westport Resources Hedged High Income Fund
Interest Rate Contracts (Futures Contracts)	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	$(149,987)	$46,618
Interest Rate Contracts (Credit Default Swap Contracts)	Net realized loss on credit default swap contracts/Net change in unrealized appreciation on credit default swap contracts	(47,968)	52,573
Foreign Exchange Rate Contracts (Forward Foreign Currency Contracts)	Net realized loss on foreign currency transactions/Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(5,062)	(13,347)
Total		$(203,017)	$85,844
ALPS | WMC Research Value Fund
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	$91,555	$(56,532)
Total		$91,555	$(56,532)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of operations.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

192  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

The  following  table  presents financial  instruments  that  are subject  to  enforceable netting arrangements or other similar  agreements as  of April 30, 2016:

Offsetting of Derivatives Asset

April 30, 2016

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$19,957,444	$–	$19,957,444	$(1,176,847)	$–	$18,780,597
Total	$19,957,444	$–	$19,957,444	$(1,176,847)	$–	$18,780,597

Offsetting of Derivatives Liability

April 30, 2016

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$1,176,847	$–	$1,176,847	$(1,176,847)	$–	$–
Total	$1,176,847	$–	$1,176,847	$(1,176,847)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4.   TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of April 30, 2016.

Federal Income Taxes: The Funds, except for ALPS | Alerian MLP Infrastructure Index Fund, comply with the requirements under Subchapter M of  the  Internal  Revenue  Code  of  1986,  as  amended  (the  “Code”)  applicable  to  regulated  investment  companies  and  intend  to  distribute substantially all of their net taxable income and net capital gains, if any, each year. Those Funds are not subject to income taxes to the extent such distributions are made.

The ALPS | Alerian MLP Infrastructure Index Fund is taxed as a regular corporation (or so-called subchapter “C” corporation) for federal income tax purposes, and will be subject to tax on its taxable income at rates applicable to corporations. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent, but the Fund expects to pay federal income tax at a rate of 34 percent. The ALPS | Alerian MLP Infrastructure Index Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the ALPS | Alerian MLP Infrastructure Index Fund is not eligible to elect treatment as a regulated investment company due to its investments, primarily in Master Limited Partnerships (“MLPs”) invested in energy assets. As a result, the ALPS | Alerian MLP Infrastructure Index Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. As discussed below, the ALPS | Alerian MLP Infrastructure Index Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the ALPS | Alerian MLP Infrastructure Index Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the return from an investment in the Fund. See further disclosure regarding MLPs below.

193  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

As of and during the Six-Month Period Ended April 30, 2016, the Funds, except the ALPS | Alerian MLP Infrastructure Index Fund, did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The tax character of distributions paid by the Funds for the Fiscal Year Ended October 31, 2015 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | Alerian MLP Infrastructure Index Fund	$8,391	$–	$2,346,444
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1,912,471	–	–
ALPS | Kotak India Growth Fund	422,790	245,199	–
ALPS | Red Rocks Listed Private Equity Fund	15,572,410	1,431,943	–
ALPS | Sterling ETF Tactical Rotation Fund	126,929	–	–
ALPS | Westport Resources Hedged High Income Fund	1,387,817	–	14,119
ALPS | WMC Research Value Fund	2,088,939	8,298,461	–
Clough China Fund	1,749,005	1,612,835	–
RiverFront Conservative Income Builder Fund	222,922	95,413	–
RiverFront Dynamic Equity Income Fund	1,884,705	1,736,888	–
RiverFront Global Allocation Fund	981,226	2,042,515	–
RiverFront Global Growth Fund	2,340,114	5,687,960	–
RiverFront Moderate Growth & Income Fund	4,696,222	4,753,671	–

Capital Losses: As of October 31, 2015 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each fund in tax years beginning after December 22, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Capital loss carryovers utilized during the Fiscal Year Ended October 31, 2015, were:

Fund	Amount
ALPS | Kotak India Growth Fund	$147,278

Post-Enactment Capital Losses*:
Capital losses deferred to next tax year were as follows:

Fund	Short-Term	Long-Term
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$5,494,259	$2,670,859
ALPS | Red Rocks Listed Private Equity Fund	35,975	–
ALPS | Sterling ETF Tactical Rotation Fund	148,421	–

*	Post-Enactment Capital Losses arise in fiscal years beginning after December 22, 2010, and exclude any election for late year capital loss (during the period November 1st to December 31st) deferred for the current fiscal year. As a result of the enactment of the Regulated Investment Company Act of 2010, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

194  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

Unrealized Appreciation and Depreciation on Investments: As of April 30, 2016, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
ALPS | Alerian MLP Infrastructure Index Fund	$741,279	$(4,894,662)	$(4,153,383)	$37,911,397
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	17,316,329	(16,235,519)	1,080,810	399,940,099
ALPS | Kotak India Growth Fund	1,200,749	(1,525,050)	(324,301)	14,382,717
ALPS | Metis Global Micro Cap Fund	1,372,530	(563,763)	808,767	10,364,876
ALPS | Red Rocks Listed Private Equity Fund	12,132,659	(18,749,388)	(6,616,729)	390,665,099
ALPS | Sterling ETF Tactical Rotation Fund	–	(215,915)	(215,915)	17,718,992
ALPS | Westport Resources Hedged High Income Fund	120,216	(1,375,397)	(1,255,181)	10,817,563
ALPS | WMC Research Value Fund	9,864,461	(4,342,693)	5,521,768	86,409,729
Clough China Fund	7,941,055	(1,466,245)	6,474,810	48,568,808
RiverFront Conservative Income Builder Fund	440,935	(29,407)	411,528	13,419,164
RiverFront Dynamic Equity Income Fund	3,167,954	(1,110,634)	2,057,320	80,445,334
RiverFront Global Allocation Fund	1,540,284	(493,303)	1,046,981	40,347,716
RiverFront Global Growth Fund	2,892,947	(793,757)	2,099,190	66,251,179
RiverFront Moderate Growth & Income Fund	5,992,128	(1,206,628)	4,785,500	138,172,111

Deferred Tax Liability for ALPS | Alerian MLP Infrastructure Index Fund
Since the ALPS | Alerian MLP Infrastructure Index Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Cash distributions from MLPs to the ALPS | Alerian MLP Infrastructure Index Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

April 30, 2016	Current	Deferred	Total
Federal	$–	$(378,993)	$(378,993)
State	–	(22,293)	(22,293)
Valuation Allowance	–	401,286	401,286
Total tax expense	$–	$–	$–

195  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

October 31, 2015	Current	Deferred	Total
Federal	$(5,654)	$(3,631,518)	$(3,637,172)
State	510	(213,335)	(212,825)
Valuation Allowance	–	2,724,888	2,724,888
Total tax expense	$(5,144)	$(1,119,965)	$(1,125,109)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of April 30, 2016
Non-current Deferred tax assets:
Net unrealized loss on investment securities	$1,495,218
Net Operating Loss Carryforward	1,280,276
Capital Loss Carryforward	350,111
Other	569
Less Valuation Allowance	(3,126,174)
Net Deferred tax asset	$–

As of October 31, 2015
Non-current Deferred tax assets:
Net unrealized loss on investment securities	$2,288,555
Net Operating Loss Carryforward	435,186
Other	1,147
Less Valuation Allowance	(2,724,888)
Net Deferred tax asset	$–

The net operating loss carryforward  is available to offset future taxable income.  The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of October 31, 2035.   The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
10/31/15	$1,208,851	10/31/35
10/31/16	2,347,472	10/31/36

The capital loss carryforward   is available to offset future taxable income.   The net operating loss can be carried forward for 5 years and, accordingly, would begin to expire as of October 31, 2021. The Fund has capital loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
10/31/16	$972,531	10/31/21

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Any capital losses that may be generated by the Fund are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the fund in those years. Net operating losses that may be generated by the Fund are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund  in  those  years. Currently, the  Fund  intends  to  waive its  carry back period  for  any  net operating  loss  generated for  the  year ended October 31, 2016.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

196  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

As of the balance sheet date, Fund Management has assessed that it is not more likely than not that a portion  of the deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for that portion of the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments or other factors may change the Fund’s assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

For the Six Months Ended April 30, 2016
Income tax expense at statutory rate	$(373,782)
State income taxes (net of federal benefit)	(21,988)
Permanent differences, net	(5,596)
Change in estimated state referral rate	–
Other	80
Valuation Allowance	401,286
Net income tax expense/(benefit)	$–

For the Year Ended October 31, 2015
Income tax expense at statutory rate	$(3,631,596)
State income taxes (net of federal benefit)	(213,624)
Permanent differences, net	(4,388)
Change in estimated state referral rate	285
Other	(674)
Valuation Allowance	2,724,888
Net income tax expense/(benefit)	$(1,125,109)

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

April 30, 2016
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Net income tax expense	$–

October 31, 2015
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Net income tax expense	$–

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. The Fund had no accrued penalties or interest for the Six-Month Period Ended April 30, 2016.

197  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination.  Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

5.     SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the Six-Month Period Ended April 30, 2016 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | Alerian MLP Infrastructure Index Fund	$26,575,844	$17,330,261
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	34,904,649	58,735,783
ALPS | Kotak India Growth Fund(b)	1,149,998	2,786,133
ALPS | Metis Global Micro Cap Fund	10,077,762	3,363
ALPS | Red Rocks Listed Private Equity Fund	88,060,089	182,369,587
ALPS | Sterling ETF Tactical Rotation Fund	67,824,188	82,952,956
ALPS | Westport Resources Hedged High Income Fund	5,350,803	15,100,144
ALPS | WMC Research Value Fund	35,065,281	38,863,885
Clough China Fund	40,465,395	48,056,706
RiverFront Conservative Income Builder Fund	14,046,352	12,341,650
RiverFront Dynamic Equity Income Fund	67,803,436	59,146,750
RiverFront Global Allocation Fund	32,879,481	33,282,243
RiverFront Global Growth Fund	46,907,575	54,426,804
RiverFront Moderate Growth & Income Fund	117,467,235	111,391,146

Purchases and sales of U.S. Government Obligations during the Six-Month Period Ended April 30, 2016 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$99,731,168	$83,844,425

(a)	Purchases and sales for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are consolidated and include the balances of CoreCommodity Management Cayman Commodity Fund, Ltd. (wholly owned subsidiary).
(b)	Purchases and sales for ALPS | Kotak India Growth Fund are consolidated and include the balances of Kotak Mauritius Portfolio (wholly owned subsidiary).

6.     BENEFICIAL INTEREST TRANSACTIONS

Shares redeemed within 90 days of purchase for ALPS | Red Rocks Listed Private Equity Fund, 60 days of purchase for ALPS | Metis Global Micro Cap Fund and 30 days of purchase for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, and Clough China Fund, may incur a 2% short-term redemption fee deducted from the redemption amount. In addition, shares redeemed within 30 days of purchase for the ALPS | Sterling ETF Tactical Rotation Fund may incur a 1% short-term redemption fee. The ALPS | Alerian MLP Infrastructure Index Fund, ALPS | Westport Resources Hedged High Income Fund, ALPS | WMC Research Value Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund, and RiverFront Moderate Growth & Income Fund shares do not incur redemption fees.

For the Six-Month Period Ended April 30, 2016, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statements of Changes in Net Assets.

198  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

	Redemption Fee Retained
Fund	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund ‐ Class A	$876	$8,433
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund ‐ Class C	–	106
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund ‐ Class I	29,762	77,754
ALPS | Kotak India Growth Fund ‐ Class A	10	684
ALPS | Kotak India Growth Fund ‐ Class I	6	10,529
ALPS | Red Rocks Listed Private Equity Fund ‐ Class A	15,476	28,724
ALPS | Red Rocks Listed Private Equity Fund ‐ Class C	117	5,076
ALPS | Red Rocks Listed Private Equity Fund ‐ Class I	51,625	54,952
ALPS | Red Rocks Listed Private Equity Fund ‐ Class R	–	60
ALPS | Sterling ETF Tactical Rotation Fund ‐ Class A	2	401
ALPS | Sterling ETF Tactical Rotation Fund ‐ Class I	136	348
Clough China Fund ‐ Class A	168	2,852
Clough China Fund ‐ Class C	–	56
Clough China Fund ‐ Class I	2,435	138,993

Transactions in shares of capital stock were as follows:

	ALPS | Alerian MLP Infrastructure Index Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Class A
Shares sold	583,141	1,259,572
Dividends reinvested	41,478	123,898
Shares redeemed	(1,139,217)	(427,258)
Net increase/(decrease) in shares outstanding	(514,598)	956,212
Class C
Shares sold	246,934	818,801
Dividends reinvested	35,088	80,720
Shares redeemed	(306,349)	(402,241)
Net increase/(decrease) in shares outstanding	(24,327)	497,280
Class I
Shares sold	2,224,785	735,624
Dividends reinvested	77,749	48,740
Shares redeemed	(449,752)	(786,515)
Net increase/(decrease) in shares outstanding	1,852,782	(2,151)

199  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

	ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Class A
Shares sold	1,268,087	2,262,826
Dividends reinvested	–	–
Shares redeemed	(1,704,182)	(2,238,826)
Net increase/(decrease) in shares outstanding	(436,095)	24,000
Class C
Shares sold	249,678	518,739
Dividends reinvested	–	–
Shares redeemed	(305,294)	(659,903)
Net decrease in shares outstanding	(55,616)	(141,164)
Class I
Shares sold	24,109,772	38,810,785
Dividends reinvested	–	209,271
Shares redeemed	(21,240,630)	(29,430,269)
Net increase in shares outstanding	2,869,142	9,589,787

	ALPS | Kotak India Growth Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Class A
Shares sold	28,087	275,925
Dividends reinvested	65,989	17,640
Shares redeemed	(90,955)	(242,799)
Net increase in shares outstanding	3,121	50,766
Class C
Shares sold	4,838	81,887
Dividends reinvested	25,550	4,439
Shares redeemed	(9,945)	(41,866)
Net increase in shares outstanding	20,443	44,460
Class I
Shares sold	52,600	356,462
Dividends reinvested	102,843	26,939
Shares redeemed	(111,900)	(385,524)
Net increase/(decrease) in shares outstanding	43,543	(2,123)

200 | April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

ALPS | Metis Global Micro Cap Fund
For the Period December 24, 2015 (Commencement) to April 30, 2016
Class A
Shares sold	5,600
Dividends reinvested	–
Shares redeemed	–
Net increase in shares outstanding	5,600
Class C
Shares sold	2,500
Dividends reinvested	–
Shares redeemed	–
Net increase in shares outstanding	2,500
Class I
Shares sold	1,045,742
Dividends reinvested	–
Shares redeemed	–
Net increase in shares outstanding	1,045,742

	ALPS | Red Rocks Listed Private Equity Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Class A
Shares sold	3,347,749	10,981,499
Dividends reinvested	2,082,869	1,033,219
Shares redeemed	(12,150,308)	(14,218,098)
Net decrease in shares outstanding	(6,719,690)	(2,203,380)
Class C
Shares sold	231,950	870,902
Dividends reinvested	161,570	64,156
Shares redeemed	(640,543)	(655,615)
Net increase/(decrease) in shares outstanding	(247,023)	279,443
Class I
Shares sold	10,479,010	18,816,997
Dividends reinvested	2,315,329	659,785
Shares redeemed	(17,208,850)	(14,723,024)
Net increase/(decrease) in shares outstanding	(4,414,511)	4,753,758
Class R
Shares sold	168,917	439,998
Dividends reinvested	48,064	7,077
Shares redeemed	(150,656)	(80,417)
Net increase in shares outstanding	66,325	366,658

201  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

	ALPS | Sterling ETF Tactical Rotation Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Class A
Shares sold	90,234	1,594,176
Dividends reinvested	12,338	4,852
Shares redeemed	(697,905)	(633,557)
Net increase/(decrease) in shares outstanding	(595,333)	965,471
Class C
Shares sold	27,775	248,835
Dividends reinvested	2,271	336
Shares redeemed	(77,319)	(35,100)
Net increase/(decrease) in shares outstanding	(47,273)	214,071
Class I
Shares sold	129,132	1,466,642
Dividends reinvested	18,640	5,410
Shares redeemed	(1,202,000)	(323,715)
Net increase/(decrease) in shares outstanding	(1,054,228)	1,148,337

	ALPS | Westport Resources Hedged High Income Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Class A
Shares sold	11,849	64,145
Dividends reinvested	4,812	18,525
Shares redeemed	(222,160)	(170,579)
Net decrease in shares outstanding	(205,499)	(87,909)
Class C
Shares sold	–	–
Dividends reinvested	1,424	6,413
Shares redeemed	(17,269)	(88,926)
Net decrease in shares outstanding	(15,845)	(82,513)
Class I
Shares sold	67,477	703,861
Dividends reinvested	45,825	119,016
Shares redeemed	(682,071)	(697,239)
Net increase/(decrease) in shares outstanding	(568,769)	125,638

202 | April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

	ALPS | WMC Research Value Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Class A
Shares sold	13,858	155,776
Dividends reinvested	1,861,799	485,238
Shares redeemed	(498,543)	(590,531)
Net increase in shares outstanding	1,377,114	50,483
Class C
Shares sold	39,610	142,521
Dividends reinvested	20,844	1,762
Shares redeemed	(74,646)	(88,229)
Net increase/(decrease) in shares outstanding	(14,192)	56,054
Class I
Shares sold	344,312	278,507
Dividends reinvested	1,399,500	380,975
Shares redeemed	(252,976)	(605,101)
Net increase in shares outstanding	1,490,836	54,381

	Clough China Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Class A
Shares sold	46,800	388,837
Dividends reinvested	11,930	38,495
Shares redeemed	(235,879)	(563,454)
Net decrease in shares outstanding	(177,149)	(136,122)
Class C
Shares sold	33,697	170,382
Dividends reinvested	1,522	11,566
Shares redeemed	(73,497)	(194,090)
Net decrease in shares outstanding	(38,278)	(12,142)
Class I
Shares sold	163,544	1,506,104
Dividends reinvested	17,964	45,342
Shares redeemed	(312,106)	(1,521,537)
Net increase/(decrease) in shares outstanding	(130,598)	29,909

203 | April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

	RiverFront Conservative Income Builder Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Class A
Shares sold	24,426	68,088
Dividends reinvested	554	2,235
Shares redeemed	(12,202)	(71,287)
Net increase/(decrease) in shares outstanding	12,778	(964)
Class C
Shares sold	291,182	487,979
Dividends reinvested	3,672	14,535
Shares redeemed	(117,208)	(136,754)
Net increase in shares outstanding	177,646	365,760
Class I
Shares sold	67,553	168,227
Dividends reinvested	1,616	7,413
Shares redeemed	(65,633)	(229,291)
Net increase/(decrease) in shares outstanding	3,536	(53,651)

	RiverFront Dynamic Equity Income Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Class A
Shares sold	443,283	486,948
Dividends reinvested	44,984	68,595
Shares redeemed	(196,568)	(308,287)
Net increase in shares outstanding	291,699	247,256
Class C
Shares sold	364,088	878,269
Dividends reinvested	73,941	114,440
Shares redeemed	(292,141)	(522,786)
Net increase in shares outstanding	145,888	469,923
Class I
Shares sold	457,414	639,114
Dividends reinvested	52,864	79,298
Shares redeemed	(258,698)	(517,459)
Net increase in shares outstanding	251,580	200,953

204 | April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

	RiverFront Global Allocation Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Class A
Shares sold	48,278	187,353
Dividends reinvested	9,681	54,813
Shares redeemed	(138,129)	(186,115)
Net increase/(decrease) in shares outstanding	(80,170)	56,051
Class C
Shares sold	113,898	445,383
Dividends reinvested	19,399	94,535
Shares redeemed	(150,391)	(253,151)
Net increase/(decrease) in shares outstanding	(17,094)	286,767
Class I
Shares sold	233,561	732,674
Dividends reinvested	24,795	91,727
Shares redeemed	(233,946)	(259,448)
Net increase in shares outstanding	24,410	564,953

	RiverFront Global Growth Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Class A
Shares sold	156,902	461,853
Dividends reinvested	31,179	126,977
Shares redeemed	(343,768)	(357,314)
Net increase/(decrease) in shares outstanding	(155,687)	231,516
Class C
Shares sold	121,519	299,191
Dividends reinvested	21,584	86,034
Shares redeemed	(113,660)	(193,028)
Net increase in shares outstanding	29,443	192,197
Class I
Shares sold	112,587	539,263
Dividends reinvested	26,491	96,480
Shares redeemed	(441,590)	(325,705)
Net increase/(decrease) in shares outstanding	(302,512)	310,038
Class L
Shares sold	170,332	381,064
Dividends reinvested	44,157	186,091
Shares redeemed	(297,607)	(278,706)
Net increase/(decrease) in shares outstanding	(83,118)	288,449
Investor Class
Shares sold	1,815	18,530
Dividends reinvested	10,346	54,628
Shares redeemed	(63,773)	(79,199)
Net decrease in shares outstanding	(51,612)	(6,041)

205 | April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

	RiverFront Moderate Growth & Income Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Class A
Shares sold	310,911	366,429
Dividends reinvested	55,162	148,964
Shares redeemed	(298,680)	(660,624)
Net increase/(decrease) in shares outstanding	67,393	(145,231)
Class C
Shares sold	593,340	1,473,735
Dividends reinvested	157,926	331,196
Shares redeemed	(578,815)	(1,084,631)
Net increase in shares outstanding	172,451	720,300
Class I
Shares sold	1,272,337	1,228,437
Dividends reinvested	130,082	248,980
Shares redeemed	(1,070,230)	(905,092)
Net increase in shares outstanding	332,189	572,325

7.	AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the Six‐Month Period Ended April 30, 2016 were as follows:

RiverFront Conservative Income Builder Fund

Security Name	Share Balance November 1, 2015	Purchases	Sales	Share Balance April 30, 2016	Dividend Income	Realized Loss	Market Value April 30, 2016
RiverFront Strategic Income Fund	47,086	18,854	29,487	36,453	$23,244	$(18,240)	$900,571
					$23,244	$(18,240)	$900,571

RiverFront Dynamic Equity Income Fund

Security Name	Share Balance November 1, 2015	Purchases	Sales	Share Balance April 30, 2016	Dividend Income	Realized Loss	Market Value April 30, 2016
RiverFront Strategic Income Fund	215,714	109,586	188,345	136,955	$104,875	$(129,316)	$3,383,473
					$104,875	$(129,316)	$3,383,473

RiverFront Global Allocation Fund

Security Name	Share Balance November 1, 2015	Purchases	Sales	Share Balance April 30, 2016	Dividend Income	Realized Loss	Market Value April 30, 2016
RiverFront Strategic Income Fund	39,386	59,551	64,963	33,974	$21,510	$(15,194)	$839,328
					$21,510	$(15,194)	$839,328

206 | April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

RiverFront Moderate Growth & Income Fund

Security Name	Share Balance November 1, 2015	Purchases	Sales	Share Balance April 30, 2016	Dividend Income	Realized Loss	Market Value April 30, 2016
RiverFront Strategic Income Fund	562,358	140,390	316,673	386,075	$249,863	$(267,030)	$9,537,983
					$249,863	$(267,030)	$9,537,983

8.	MANAGEMENT AND RELATED‐PARTY TRANSACTIONS

ALPS Advisors, Inc. (“AAI”), subject to the authority of the Board, is responsible for the overall management of the Funds listed below. AAI has delegated daily management of the Funds listed below to the corresponding Sub‐Advisor(s) listed in the table below. Each Sub‐Advisor manages the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

Fund	Sub-Advisor(s)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	CoreCommodity Management, LLC
ALPS | Kotak India Growth Fund	Kotak Mahindra (UK) Limited
ALPS | Metis Global Micro Cap Fund	Metis Global Partners, LLC
ALPS | Red Rocks Listed Private Equity Fund	Red Rocks Capital, LLC(a)
ALPS | Sterling ETF Tactical Rotation Fund	Sterling Global Strategies, LLC
ALPS | WMC Research Value Fund	Wellington Management Company, LLP
Clough China Fund	Clough Capital Partners, LP
RiverFront Conservative Income Builder Fund	RiverFront Investment Group, LLC
RiverFront Dynamic Equity Income Fund	RiverFront Investment Group, LLC
RiverFront Global Allocation Fund	RiverFront Investment Group, LLC
RiverFront Global Growth Fund	RiverFront Investment Group, LLC
RiverFront Moderate Growth & Income Fund	RiverFront Investment Group, LLC

(a)	On July 31, 2015, Red Rocks Capital LLC was acquired by ALPS Advisers, Inc.

AAI and Westport Resources Management, Inc. (“Westport Resources”) (“collectively the “Westport Co‐Advisors”), subject to the authority of the Board, serve as co‐investment advisors for the ALPS | Westport Resources Hedged High Income Fund (the “Westport Fund”). AAI provides fund administration services and other portfolio support services and compliance monitoring for the Westport Fund. Westport Resources manages the Fund’s investment program and selects, subject to the approval of the Board, sub‐advisors to the Fund. Westport Resources and the Trust have entered  into  sub‐advisory  agreements  with  respect  to  the  Fund  with  three  Sub‐Advisors  (the  “Westport  Sub‐Advisors”),  Concise  Capital Management, LP, Amundi Smith Breeden LLC, and Sound Point Capital Management, L.P., to manage a portion of the Fund’s assets.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

207 | April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

Fund	Contractual Management Fee
ALPS | Alerian MLP Infrastructure Index Fund	0.70%
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.85%
ALPS | Kotak India Growth Fund	1.25%
ALPS | Metis Global Micro Cap Fund	1.25%
ALPS | Red Rocks Listed Private Equity Fund	0.85%
ALPS | Sterling ETF Tactical Rotation Fund	0.95%
ALPS | WMC Research Value Fund	0.95%(a)
Clough China Fund	1.35%
RiverFront Conservative Income Builder Fund	0.85%
RiverFront Dynamic Equity Income Fund	0.85%
RiverFront Global Allocation Fund	0.85%
RiverFront Global Growth Fund	0.85%
RiverFront Moderate Growth & Income Fund	0.85%

(a)	The contractual management fee is 0.95% for the first $250 million of net assets, 0.85% for the next $250 million of net assets, and 0.75% for net assets in excess of $500 million.

Pursuant to the Investment Advisory Agreement between the Westport Fund and AAI, the Westport Fund pays AAI an annual management fee of the greater of (i) 0.20%, based on the Westport Fund’s average daily net assets, or (ii) $150,000. Effective as of July 1, 2015 through December 31, 2015, AAI agreed to voluntarily waive the $150,000 minimum portion of its annual management fee for the Fund. Effective April 1, 2016, AAI agreed to voluntarily waive the $150,000 minimum portion of its annual management fee for the Fund through the closing date of the transaction described in the footnote titled “Subsequent Event” to the Notes to Financial Statements or July 31, 2016, whichever first occurs. Pursuant to the Investment Advisory Agreement between the Westport Fund and Westport Resources, the Westport Fund pays Westport Resources an annual management fee of 1.50% based on the Westport Fund’s average daily net assets. The management fee for each Advisory Agreement is paid on a monthly basis. The Westport Sub‐Advisors will be engaged to manage the investments of the Westport Fund according to the its investment objective, policies and limitations and any investment guidelines established by the Westport Co‐Advisors and the Board. Westport Resources will pay the Westport Sub‐Advisors out of the advisory fee paid to it pursuant to the Westport Resources Advisory Agreement.

Pursuant to an Investment Sub‐advisory Agreement, AAI pays the Sub‐Advisors of the Funds listed below an annual sub‐advisory management fee which is based on each Fund’s average daily assets. AAI is required to pay all fees due to each Sub‐Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub‐advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.75%
ALPS | Kotak India Growth Fund	First $50 Million	1.15%
	Over $50 Million	1.05%
ALPS | Metis Global Micro Cap Fund	All Asset Levels	1.00%
ALPS | Red Rocks Listed Private Equity Fund	All Asset Levels	0.57%
ALPS | Sterling ETF Tactical Rotation Fund	All Asset Levels	0.60%
ALPS | WMC Research Value Fund	First $250 Million	0.50%
	$250 Million ‐ $500 Million	0.40%
	Over $500 Million	0.30%
Clough China Fund	All Asset Levels	0.90%
RiverFront Conservative Income Builder Fund	All Asset Levels	0.60%
RiverFront Dynamic Equity Income Fund	All Asset Levels	0.60%
RiverFront Global Allocation Fund	All Asset Levels	0.60%
RiverFront Global Growth Fund	All Asset Levels	0.60%
RiverFront Moderate Growth & Income Fund	All Asset Levels	0.60%

208 | April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

ALPS | Alerian MLP Infrastructure Index Fund
AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b‐1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, taxes and extraordinary expenses, that exceed the following annual rates below.

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
AAI and CoreCommodity Management LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b‐1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, interest expense, taxes and extraordinary expenses, that exceed the following annual rates below.

ALPS | Kotak India Growth Fund
AAI and Kotak Mahindra (UK) Limited have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and  service  (12b‐1)  fees,  shareholder  services  fees,  acquired  fund  fees  and  expenses,  brokerage  expenses,  interest  expenses,  taxes  and extraordinary expenses, that exceed the following annual rates below.

ALPS | Metis Global Micro Cap Fund
AAI and Metis Global Partners, LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b‐1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, that exceed the following annual rates below.

ALPS | Red Rocks Listed Private Equity Fund
AAI and Red Rocks Capital LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b‐1) fees, shareholder service fees, brokerage expenses, interest expense, taxes and extraordinary expenses, that exceed the following annual rates below.

ALPS | Sterling ETF Tactical Rotation Fund
AAI and Sterling Global Strategies LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Rule 12b‐1 fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, that exceed the following annual rates below.

ALPS | Westport Resources Hedged High Income Fund
Westport Resources Management, Inc. has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Rule 12b‐1 fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, that exceed the following annual rates below.

ALPS | WMC Research Value Fund
AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b‐1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, that exceed the following annual rates below.

Clough China Fund
AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles, that exceed the following annual rates below.

RiverFront Funds
AAI and RiverFront Investment Group, LLC have contractually agreed to limit the amount of each Fund’s total annual expenses, exclusive of distribution and service (12b‐1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, taxes and extraordinary expenses, that exceed the following annual rates below.

* * * * * *

These agreements are reevaluated on an annual basis, as applicable, based on the terms disclosed below.  Fees waived or reimbursed for the six‐ month period ended April 30, 2016 are disclosed on the Statement of Operations or Consolidated Statement of Operations.

209 | April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

Fund	Class A	Class C	Class I	Class Inv	Class L	Class R	Term of Expense Limit Agreement
ALPS | Alerian MLP Infrastructure Index Fund	0.85%	0.85%	0.85%	N/A	N/A	N/A	9/1/2014 ‐ 2/29/2016 & 2/28/2016 – 2/28/2017
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1.05%	1.05%	1.15%	N/A	N/A	N/A	2/28/2015 ‐ 2/29/2016 & 2/28/2016 – 2/28/2017
ALPS | Kotak India Growth Fund	1.60%	1.60%	1.60%	N/A	N/A	N/A	2/28/2015 ‐ 2/29/2016 & 2/28/2016 – 2/28/2017
ALPS | Metis Global Micro Cap Fund	1.70%	1.70%	1.70%	N/A	N/A	1.25%	7/8/2015 ‐ 2/28/2017
ALPS | Red Rocks Listed Private Equity Fund	1.25%	1.25%	1.25%	N/A	N/A	1.25%	7/31/2015 ‐ 2/28/2017 & 2/28/2016 – 2/28/2017
ALPS | Sterling ETF Tactical Rotation Fund	1.15%	1.15%	1.15%	N/A	N/A	N/A	6/30/2014 ‐ 2/29/2016 & 2/28/2016 – 2/28/2017
ALPS | Westport Resources Hedged High Income Fund	1.99%	1.99%	1.99%	N/A	N/A	N/A	2/28/2015 ‐ 2/29/2016 & 2/28/2016 – 2/28/2017
ALPS | WMC Research Value Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	11/1/2015 – 2/28/2017
Clough China Fund	1.95%	2.70%	1.70%	N/A	N/A	N/A	2/28/2015 ‐ 2/29/2016 & 2/28/2016 – 2/28/2017
RiverFront Conservative Income Builder Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	2/28/2015 – 2/29/2016 & 2/28/2016 – 2/28/2017
RiverFront Dynamic Equity Income Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	2/28/2015 – 2/29/2016 & 2/28/2016 – 2/28/2017
RiverFront Global Allocation Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	2/28/2015 – 2/29/2016 & 2/28/2016 – 2/28/2017
RiverFront Global Growth Fund	0.90%	0.90%	0.90%	0.90%	0.90%	N/A	2/28/2015 – 2/29/2016 & 2/28/2016 – 2/28/2017
RiverFront Moderate Growth & Income Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A	2/28/2015 – 2/29/2016 & 2/28/2016 – 2/28/2017

The Advisor(s) and each Sub‐Advisor are permitted to recover expenses they have waived or reimbursed, on a class‐by‐class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. Clough China Fund is not obligated to pay any such waived or reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or  expenses  were  waived  or  reimbursed.  The  ALPS  |  Alerian  MLP  Infrastructure  Index  Fund,  ALPS  |  CoreCommodity  Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Metis Global Micro Cap Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | Sterling ETF Tactical Rotation Fund, ALPS | Westport Resources Hedged High Income, ALPS | WMC Research Value Fund, RiverFront  Conservative  Income  Builder  Fund,  RiverFront  Global  Growth  Fund,  RiverFront  Dynamic  Equity  Income  Fund,  RiverFront  Global Allocation Fund and RiverFront Moderate Growth & Income Fund are not obligated to pay any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were waived or reimbursed. As of the Six‐Month Period Ended April 30, 2016, the Advisor(s) and Sub‐Advisor may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 10/31/16			Expires 4/30/17	Expires 10/31/17	Expires 10/31/18	Total
ALPS | Alerian MLP Infrastructure Index Fund ‐ Class A	$	N/	A	$95,994	$48,763	$35,672	$189,928
ALPS | Alerian MLP Infrastructure Index Fund ‐ Class C		N/	A	28,674	24,506	25,325	87,550
ALPS | Alerian MLP Infrastructure Index Fund ‐ Class I		N/	A	38,321	23,256	18,612	116,385
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund ‐ Class A		N/	A	55,147	5,093	2,108	153,686
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund ‐ Class C		N/	A	9,066	1,738	527	28,448
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund ‐ Class I		N/	A	30,311	11,487	N/A	63,434
ALPS | Kotak India Growth Fund ‐ Class A		N/	A	198,350	81,178	47,607	515,329
ALPS | Kotak India Growth Fund ‐ Class C		N/	A	38,130	16,958	13,899	106,549

210 | April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

Fund	Expires 10/31/16			Expires 4/30/17	Expires 10/31/17	Expires 10/31/18	Total
ALPS | Kotak India Growth Fund - Class I	$	N/	A	$87,957	$78,795	$79,860	$367,814
ALPS | Red Rocks Listed Private Equity Fund - Class A		N/	A	N/A	N/A	N/A	N/A
ALPS | Red Rocks Listed Private Equity Fund - Class C		N/	A	N/A	N/A	N/A	N/A
ALPS | Red Rocks Listed Private Equity Fund - Class I		N/	A	N/A	N/A	N/A	N/A
ALPS | Red Rocks Listed Private Equity Fund - Class R		N/	A	N/A	N/A	N/A	N/A
ALPS | Sterling ETF Tactical Rotation Fund - Class A		N/	A	N/A	15,562	43,174	58,736
ALPS | Sterling ETF Tactical Rotation Fund - Class C		N/	A	N/A	7,752	3,538	11,290
ALPS | Sterling ETF Tactical Rotation Fund - Class I		N/	A	N/A	53,715	42,185	95,900
ALPS | Westport Resources Hedged High Income Fund - Class A		N/	A	N/A	33,823	19,563	53,386
ALPS | Westport Resources Hedged High Income Fund - Class C		N/	A	N/A	14,345	7,176	21,521
ALPS | Westport Resources Hedged High Income Fund - Class I		N/	A	N/A	188,185	104,842	293,027
ALPS | WMC Research Value Fund - Class A		N/	A	39,957	25,559	20,997	136,526
ALPS | WMC Research Value Fund - Class C		N/	A	81	74	502	747
ALPS | WMC Research Value Fund - Class I		N/	A	31,790	18,931	15,546	103,170
Clough China Fund - Class A		6,579		N/A	N/A	N/A	23,789
Clough China Fund - Class C		5,423		N/A	N/A	N/A	15,040
Clough China Fund - Class I		10,281		N/A	N/A	N/A	32,687
RiverFront Conservative Income Builder Fund - Class A		N/	A	14,608	6,814	5,753	33,399
RiverFront Conservative Income Builder Fund - Class C		N/	A	50,536	28,317	22,535	140,151
RiverFront Conservative Income Builder Fund - Class I		N/	A	23,541	11,336	9,919	66,380
RiverFront Dynamic Equity Income Fund - Class A		N/	A	28,302	20,436	16,901	91,073
RiverFront Dynamic Equity Income Fund - Class C		N/	A	55,724	35,936	30,763	176,575
RiverFront Dynamic Equity Income Fund - Class I		N/	A	39,925	24,440	20,555	114,200
RiverFront Global Allocation Fund - Class A		N/	A	31,141	15,480	11,923	91,425
RiverFront Global Allocation Fund - Class C		N/	A	41,816	26,510	21,206	133,750
RiverFront Global Allocation Fund - Class I		N/	A	30,843	21,125	19,208	92,185
RiverFront Global Growth Fund - Class A		N/	A	28,381	20,675	18,050	89,550
RiverFront Global Growth Fund - Class C		N/	A	22,962	13,878	12,612	72,549
RiverFront Global Growth Fund - Class I		N/	A	27,339	29,599	14,999	90,532
RiverFront Global Growth Fund - Class L		N/	A	60,282	15,078	26,684	180,175
RiverFront Global Growth Fund - Investor Class		N/	A	22,272	9,650	8,172	71,872
RiverFront Moderate Growth & Income Fund		N/	A	52,042	25,024	19,449	146,118
RiverFront Moderate Growth & Income Fund		N/	A	96,176	54,689	47,986	291,048
RiverFront Moderate Growth & Income Fund		N/	A	55,830	33,901	32,127	160,428

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission. The Funds’ Distributor is also the distributor of the Select Sector SPDR exchange traded funds (the “Underlying Sector ETFs”). As required by exemptive relief obtained by the Underlying Sector ETFs, the Advisor(s) will reimburse any applicable Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to such Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to such Fund and the Underlying Sector ETFs.

211  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

Distribution and Services (12b-1) Plans
Each Fund has adopted Distribution and Services Plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for its Class A, Class C, Class R (ALPS | Red Rocks Listed Private Equity Fund only) and Investor Class (RiverFront Global Growth Fund only) shares. A description of the Distribution and Services Plan for the Class C shares of the ALPS | Metis Global Micro Cap Fund is provided below. The Plans allows a Fund to use Class A, Class C, Class R and Investor Class assets to pay fees in connection with the distribution and marketing of Class A, Class C, Class R and Investor Class shares and/or the provision of shareholder services to Class A, Class C, Class R and Investor Class shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Class A, Class C, Class R and Investor Class shares of a Fund, if any, as their funding medium and for related expenses. The Plans permit a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A and Investor Class shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS | Red Rocks Listed Private Equity Fund’s average daily net assets attributable to its Class R shares.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder ongoing services performed by such entities for beneficial shareholders of the Fund. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

The ALPS | Metis Global Micro Cap Fund has adopted a Distribution and Services Plan (the “Metis Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Class C shares. The Metis Plan permits the Fund to make total payments at an aggregate amount not to exceed 1.00% per annum of the average daily net assets of the Fund’s Class C Shares as follows: (a) an amount equal to the daily equivalent of 0.75% per annum of the net asset value of a Fund’s Class C Shares outstanding on each day, which shall accrue daily and is payable no more frequently than monthly in arrears, as a distribution and marketing fee (the “Distribution Fee”). The Distribution Fee may be used by the Distributor to compensate intermediaries for distribution and sales-related expenses or activities in respect of Class C shares of the Fund; and (b) an amount equal to the daily equivalent of 0.25% per annum of the net asset value of the Fund’s Class C shares outstanding on each day, which shall accrue daily and is payable no more frequently than monthly in arrears, as a service fee (the “Service Fee”). The Service Fee may be used by the Distributor to compensate intermediaries for service-related expenses or activities in respect of Class C shares of the Fund.

Under the terms of the Metis Plan, the Distribution Fee may be retained by the Distributor or used to compensate intermediaries for any activities or expenses primarily intended to finance, directly or indirectly, any activity which is anticipated to result in the sale of Class C shares issued by the Fund. The Service Fee may be used by the Distributor in part for the implementation of shareholder service arrangements or to compensate intermediaries for personal services rendered to Class C shareholders of the Fund and/or maintenance of Class C shareholder accounts (but will generally not be spent on record keeping charges, accounting expenses, transfer agent costs or custodian fees).

The expenses of the Plans and the Metis Plan are reflected as distribution and service fees on the Statement of Operations or Consolidated Statement of Operations. Because these fees are paid out of a Fund’s Class A, Class C, Class R and Investor Class assets, if any, on an ongoing basis, over time they will increase the cost of an investment in Class A, Class C, Class R and Investor Class shares, if any, and Plan fees may cost an investor more than other types of sales charges.

Shareholder Services Plans
Each Fund has adopted a shareholder services plan with respect to their Class A shares (the “Class A Shareholder Services Plan”). Under the Class A Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of Class A shares of the Funds attributable to or held in the name of a Participating Organization pursuant to an agreement with a such Participating Organizations (“Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organization for the benefit of a Fund’s shareholders who have elected to have such Participating Organization service their accounts. Any amount of such payment not paid to Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class A Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations.

Each Fund (except for the ALPS | Metis Global Micro Cap Fund) has adopted a shareholder services plan with respect to its Class C shares (the “Class C Shareholder Services Plan”). Under the Class C Shareholder Services Plan, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class C Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations.

212  |  April 30, 2016

Notes to Financial Statements

April 30, 2016 (Unaudited)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations, if applicable to the Fund.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the Six-Month Period Ended April 30, 2016 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. SUBSEQUENT EVENT

On July 8, 2016, there will be a special meeting of the ALPS|Westport Resources Hedged High Income Fund’s (the “Fund”) shareholders to consider (i) an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and The Saratoga Advantage Trust (the “Acquiring Trust”), on behalf of James Alpha Hedged High Income Portfolio (the “Acquiring Fund”), a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Fund by the Acquiring Fund in exchange for Advisor Shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Fund; and (c) the liquidation and termination of the Fund; and (ii) an interim investment advisory agreement by and between James Alpha Advisors, LLC, the investment adviser of the Fund, and the Trust, on behalf of the Fund.

213  |  April 30, 2016

Additional Information

April 30, 2016 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http:// www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AND SUB-ADVISORY AGREEMENTS

ALPS | Metis Global Micro Cap Fund
On June 9-10, 2015, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”) and the investment sub-advisory agreement among the Trust, ALPS Advisors and Metis Global Partners (“Metis”) (the “Sub-Advisory Agreement”) with respect to the ALPS/Metis Global Micro Cap Fund (the “Metis Fund”), in accordance with Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and the Sub-Advisory Agreement and other related materials.

In approving the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with Metis, the Trustees, including the Independent Trustees, considered the following factors with respect to the Metis Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid (a) by the Trust, on behalf of the Metis Fund, to ALPS Advisors of 1.25% of the Metis Fund’s daily average net assets and (b) the contractual annual sub-advisory fee to be paid by ALPS Advisors to Metis of 1.00% of the Metis Fund’s daily average net assets, in light of the extent and quality of the advisory services to be provided by each to the Metis Fund. The Board received and considered information including a comparison of the Metis Fund’s contractual and actual advisory fees and overall expenses with those of funds in the relevant peer expense group of funds provided by an independent provider of investment company data (the “Independent Data Provider”). The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS Fund Services, Inc. The Trustees noted that the investment advisory fee rate was above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the Metis Fund.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers, subject to certain exclusions) of 1.70% for Class A, Class C and Class I, respectively, of the Metis Fund, taking into account the contractual fee waivers in place through February 28, 2017. The Trustees noted that the total expense ratios (after waivers) were above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the Metis Fund.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement and Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Metis Fund under the Investment Advisory Agreement and the Sub-Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors and Metis in their presentations, including their Form ADVs, financial statements and compliance policies and procedures.

The Trustees reviewed and considered ALPS Advisors’ and Metis’s investment advisory personnel, their history as asset managers and the amount of assets currently under management by each. The Trustees also reviewed the research and decision-making processes utilized by ALPS Advisor and Metis, including the methods adopted to seek to achieve  compliance with the investment  objectives, policies and restrictions of the Metis Fund.

The Trustees considered the background and experience of ALPS Advisors’ and Metis’s management in connection with the Metis Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Metis and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, ALPS Advisors’ and Metis’s codes of ethics.

214  |  April 30, 2016

Additional Information

April 30, 2016 (Unaudited)

Performance: The Trustees noted that since the Metis Fund has not yet begun operations, there is no fund performance to be reviewed or analyzed at this time. The Trustees also considered the limitations on the comparability of performance information for certain related funds and accounts. The Trustees considered ALPS Advisors’ and Metis’s reputation generally and their investment techniques, risk management controls and decision-making processes.

Comparable Accounts: The Trustees considered information provided by Metis with respect to private commingled funds operated by Metis and certain sub-advisory relationships for privately offered products by third parties.

Profitability: The Trustees received and considered a projected profitability analysis prepared by each of ALPS Advisors and Metis based on the fees payable under the respective Investment Advisory Agreement and the Sub-Advisory Agreement, as applicable. The Trustees considered the profits, if any, anticipated to be realized by ALPS Advisors and Metis in connection with the operation of the Metis Fund. To the extent indicated by ALPS Advisors or Metis that the Metis Fund would not be immediately profitable, the Board recognized the commitment made by each to the Fund. The Board then reviewed and discussed ALPS Advisors’ and Metis’s financial statements in order to analyze the financial condition and stability and profitability of each adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Metis Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Advisers: The Trustees reviewed and considered any other incidental benefits derived or to be derived by ALPS Advisors and Metis from their relationship with the Metis Fund, including whether soft dollar arrangements were used.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with ALPS Advisors and the Sub-Advisory Agreement with Metis.   In selecting ALPS Advisors and Metis, and the fees charged under the Investment Advisory Agreement and the Sub-Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement or the Sub-Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●
the investment advisory fee rate was above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the Metis Fund;

●
the total expense ratios (after waivers) were above the median expense group fee and the median expense universe fee, but within a reasonable range of such medians when considered in light of particular services provided to the Metis Fund;

●	the nature, extent and quality of services to be rendered by ALPS Advisors under the Investment Advisory Agreement, and Metis under the Sub-Advisory Agreement, are adequate;
●	there was no performance history for the Metis Fund for the Board to consider;
●
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Metis’s other clients employing a comparable strategy were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Metis Fund;

●	there was no historical profitability for the adviser and the sub-advisor with respect to the Metis Fund for the Board to consider; and
●	there were no material economies of scale or other incidental benefits accruing to ALPS Advisors and Metis in connection with their relationship with the Metis Fund, at this time.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ and Metis’s compensation for investment advisory services is consistent with the best interests of the Metis Fund and its shareholders.

ALPS | Westport Resources Hedged High Income Fund
On November 10, 2015, the Trustees met in person to discuss, among other things, the approval of the interim investment sub-advisory agreement among the Trust, Westport Resources Management, Inc. (“Westport Resources”) and Amundi Smith Breeden LLC (“ASB”) with respect to the ALPS/Westport Resources Hedged High Income Fund (the “Fund”) (the “Interim Agreement”), in accordance with Section 15 of the Investment Company Act of 1940, as amended, and the applicable rules and regulations thereunder. The Independent Trustees met with independent legal counsel during executive session and discussed the Interim Agreement and other related materials.

In approving the Interim Agreement with ASB, the Trustees, including the Independent Trustees, considered the following factors with respect to the Fund:

215  |  April 30, 2016

Additional Information

April 30, 2016 (Unaudited)

Compensation to be Received Under the Interim Agreement: The compensation to be paid to ASB under the Interim Agreement among the Trust, Westport Resources and ASB is the same as the compensation paid to ASB under the current Sub-Advisory Agreement among the Trust, Westport Resources and ASB (the “Current Agreement”).

Board to Approve Interim Agreement in Person: All of the Independent Trustees attended the Meeting in person to vote on the approval of the Interim Agreement.

Scope and Quality of Services under Interim Agreement: Based on the information provided during the Meeting, the Board, including all of the Independent Trustees, determined that the scope and quality of services to be provided by ASB under the Interim Agreement will be at least equivalent to those under the Current Agreement.

Termination of Interim Agreement: The Interim Agreement included in the Board materials provides that the Interim Agreement may be terminated by the Board or the Fund’s shareholders upon not more than 10 calendar days’ written notice to ASB.

Satisfaction of Certain Fund Governance Standards Under the 1940 Act:  Five of the six members of the Board of the Trust are not considered “interested person[s]” (as defined in the 1940 Act) of the Trust or the Trust’s series and, therefore, at least 75% of the Board is independent of the Trust or the Trust’s series.

Interim Agreement is Substantially the Same as Current Agreement: The Interim Agreement contains substantially the same terms and conditions as the Current Agreement, with the exception of effective and termination dates, as well as certain specific contractual provisions required by Rule 15a-4 under the 1940 Act.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, determined to approve the Interim Agreement with ASB with respect to the Fund.

On December 15, 2015, the Trustees met in person to discuss, among other things, the approval of the investment sub-advisory agreement among the Trust, Westport Resources and ASB with respect to the ALPS/Westport Resources Hedged High Income Fund (the “Westport Fund”) (the “Agreement”), in accordance with Section 15 of the Investment Company Act of 1940, as amended, and the applicable rules and regulations thereunder.  The Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and other related materials.

In approving the Agreement with Westport Resources and ASB, the Trustees, including the Independent Trustees, considered the following factors with respect to the Westport Fund:

Investment Sub-Advisory Fee Rate: The Trustees reviewed and considered the contractual annual sub-advisory fee paid by Westport Resources, on behalf of the Westport Fund, to ASB of 1.00% of the Westport Fund’s daily average net assets allocated to ASB, in light of the extent and quality of the advisory services provided by ASB to the Westport Fund. The Trustees stated that they had received and considered information provided by ASB with respect its operating expense structure relative to other funds within the Westport Fund’s peer group. The Trustees noted that ASB had indicated in that information that the annual sub-advisory fee it receives for the portion of the Westport Fund it manages is fair and competitive relative to other products in the strategy’s universe, given the complexity of the strategy and the security types invested in on the Westport Fund’s behalf.

Nature, Extent and Quality of the Services under the Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Westport Fund under the Agreement with ASB. The Trustees stated that they had received and considered information provided by ASB with respect the change of control of ASB that occurred in November 2015. The Trustees noted that ASB had indicated that it did not expect this change of control to have any impact on the scope and quality of the services provided to the Westport Fund, that the change of control would not result in a change in the structure of ASB and that the management team, investment process, client service team and all compliance and operation processes and programs will remain the same with respect to the Westport Fund. The Trustees also reviewed certain background materials supplied by ASB in its presentation, including its Form ADV.

The Trustees reviewed and considered ASB’s investment sub-advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by ASB and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by ASB, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Westport Fund.

216  |  April 30, 2016

Additional Information

April 30, 2016 (Unaudited)

The Trustees considered the background and experience of ASB’s management in connection with the Westport Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Westport Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, ASB’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for the portion of the Westport Fund managed by ASB for the 1-year and since inception (January 13, 2014) periods ended September 30, 2015, compared to the performance of the benchmark for the same periods.  The Trustees noted that the performance of the portion of the Westport Fund managed by ASB was below its benchmark for the 1-year period ended September 30, 2015 and above its benchmark for the since inception period ended September 30, 2015.  The Trustees also considered ASB’s discussion of its reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by ASB regarding fees charged to its other portfolio following an investment strategy similar to that employed for its portfolio by the Westport Fund.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by ASB. The Trustees considered the losses realized by ASB in 2014 and 2015 and anticipated to be realized in 2016 with respect to the Westport Fund. The Board then reviewed ASB’s audited Statement of Assets, Liabilities and Members’ Equity as of December 31, 2014 in order to analyze the financial condition, stability and profitability of ASB.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Westport Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by ASB from its relationship with the Westport Fund, including whether soft dollar arrangements were used.

In approving ASB as an investment sub-adviser for the Westport Fund and approving the Agreement and the fees paid to ASB charged by Westport under the Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process.  The Trustees, including all of the Independent Trustees, concluded that:

●	the investment sub-advisory fee rate was fair and competitive when considered in light of particular services provided to the Westport Fund;
●	the nature, extent and quality of services rendered by ASB under the Agreement with respect to the Westport Fund were adequate;
●
the performance of the portion of the Westport Fund managed by ASB was below the benchmark for the 1-year period ended September 30, 2015 and above the benchmark for the inception date (January 13, 2014) period ended September 30, 2015;

●
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to ASB’s other clients employing a comparable strategy to the Westport Fund were not indicative of any unreasonableness with respect to the sub-advisory fees proposed to be payable by Westport Resources to ASB;

●	to the extent currently unprofitable, ASB remains committed to the Westport Fund; and
●	there were no material economies of scale or other incidental benefits accruing to ASB in connection with its relationship with the Westport Fund.

During the review process, the Trustees noted certain instances where clarification or follow-up was appropriate and others where the Trustees determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to approve the Agreement.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ASB’s compensation for investment sub-advisory services is consistent with the best interests of the Westport Fund and its shareholders.

217  |  April 30, 2016

SEMI-ANNUAL REPORT | April 30, 2016

The Management Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Must be accompanied or preceded by a prospectus. Investors are reminded to read the prospectus carefully before investing.

ALPS Portfolio Solutions Distributor, Inc., distributor.

Item 2.                  Code of Ethics.

Not applicable to this report.

Item 3.                  Audit Committee Financial Expert.

Not applicable to this report.

Item 4.                  Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.                  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.                  Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.         Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.         Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.              Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.              Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.              Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	July 8, 2016

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	July 8, 2016